                                                                   EXHIBIT 10.22


                                     INDEX




                SWBT/Digital Teleport, Inc. (Oklahoma)    Tab 1
                      800                                 Tab 2
                      911 - Texas                         Tab 3
                      AIN                                 Tab 4
                      BCR                                 Tab 5
                      CH                                  Tab 6
                      CNAM                                Tab 7
                      DCO                                 Tab 8
                      DA                                  Tab 9
                      FGA                                 Tab 10
                      HOST                                Tab 11
                      ITR                                 Tab 12
                      LIDB-AS                             Tab 13
                      LIDB-V                              Tab 14
                      OSS                                 Tab 15
                      OS                                  Tab 16
                      NIM/Physical Collocation Agreement  Tab 17
                      SS7                                 Tab 18
                      RECORDING                           Tab 19
                      RESALE                              Tab 20
                      UNE                                 Tab 21
                      WIRELESS                            Tab 22
                      WP                                  Tab 23
                      TP                                  Tab 24
                      PORT                                Tab 25
                      Poles, Ducts, Conduits & ROW        Tab 26

            INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF
                       THE TELECOMMUNICATIONS ACT OF 1996





                                 by and between




                      SOUTHWESTERN BELL TELEPHONE COMPANY



                                      and



                             DIGITAL TELEPORT, INC.

                               TABLE OF CONTENTS

1.0 DEFINITIONS..............................................................  1

2.0 INTERPRETATION AND CONSTRUCTION..........................................  5

3.0 IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION DATES.............  5

4.0  INTERCONNECTION PURSUANT TO SECTION 25l(c)(2)...........................  6
     4.1  Scope..............................................................  6
     4.2  Interconnection Coverage...........................................  6
     4.3  Methods for Interconnection........................................  7
     4.4  Physical Architecture..............................................  8
     4.5  Technical Specifications...........................................  9
     4.6  Interconnection in Additional Metropolitan Exchange Areas..........  9

5.0 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT
    TO SECTION 251(c)(2)..................................................... 10
    5.1  Scope of Traffic.................................................... 10
    5.2  Responsibilities of the Parties..................................... 10
    5.3  Reciprocal Compensation for Termination of Local Traffic............ 11
    5.4  Reciprocal Compensation for Transit Traffic......................... 12
    5.5  Reciprocal Compensation for Termination of IntraLATA Interexchange
         Traffic............................................................. 12
    5.6  Compensation for Origination and Termination of Switched Access
         Service Traffic to or From an IXC (Meet-Point Billing (MPB)
         Arrangements)....................................................... 13
    5.7  Billing Arrangements for Compensation for Termination of IntraLATA,
         Local, and Transit Traffic.......................................... 14

6.0 TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT
    TO 251 (c)(2)............................................................ 15
    6.1  Scope of Traffic.................................................... 15
    6.2  Trunk Group Architecture Traffic Routing............................ 16

7.0  TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC..................... 16
     7.1  Information Services Traffic....................................... 16
     7.2  Line Status Verification (LSV)/Busy Line Interrupt (BLI) Traffic... 16
     7.3  Wireless Traffic................................................... 16

8.0  SIGNALING............................................................... 17

9.0  NUMBERING............................................................... 17

10.0  RESALE -- SECTIONS 251(b)(1); 251(c)(4); 252(d)(3); and
      271(c)(2)(B)(xiv)...................................................... 19

11.0 UNBUNDLED NETWORK ELEMENTS - SECTIONS 251(c)(3), 271(c)(2)(B)
     (ii),(iv),(v),(vi),(x)................................................ 19

12.0  NOTICE OF CHANGES -- SECTION 251(c)(5)............................... 19

13.0  COLLOCATION -- SECTION 251 (c)(6).................................... 19

14.0  NUMBER PORTABILITY -- SECTIONS 251(b)(2) and 271 (c)(2)(B)(xi)....... 20

15.0  DIALING PARITY -- SECTION 251(b)(3); 271(c)(2)(B)(xii); and
      271(e)(2)............................................................ 20

16.0  ACCESS TO RIGHTS-OF-WAY.-- SECTION 251(b)(4) and 271(c)(2)(B)(iii)... 20

17.0  DATABASE ACCESS -- SECTION 271 (c)(2)(B)(x).......................... 21

18.0  INTERCEPT REFERRAL ANNOUNCEMENTS..................................... 21

19.0  COORDINATED REPAIR CALLS............................................. 21

20.0  OTHER SERVICES 271 (c)(B)(2)(vii) and 271(c)(2)(B)(viii)............. 22
  20.1  White Pages........................................................ 22
  20.2  Calling Name Information........................................... 22
  20.3  Billing/Collecting/Remitting....................................... 22
  20.4  911 /E911 Service.................................................. 22
  20.5  Directory Assistance (DA).......................................... 22
  20.6  Operator Services.................................................. 22
  20.7  Clearinghouse Services............................................. 22
  20.8  Hosting............................................................ 22
  20.9  Signaling System 7 Interconnection................................. 23

21.0  GENERAL RESPONSIBILITIES OF THE PARTIES.............................. 23

22.0  EFFECTIVE DATE, TERM, AND TERMINATION................................ 24

23.0  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES......................... 25

24.0 CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION......... 25

25.0   SEVERABILITY........................................................ 26

26.0   INTELLECTUAL PROPERTY............................................... 26

27.0   INDEMNIFICATION..................................................... 26

28.0   LIMITATION OF LIABILITY............................................. 28

                                                                    PAGE 3 OF 3

29.0  LIQUIDATED DAMAGES FOR SPECIFIED ACTIVITIES.......................... 28
      29.1  Certain Definitions............................................ 28
      29.2  Specified Performance Breach................................... 29
      29.3  Liquidated Damages............................................. 29
      29.4  Limitations.................................................... 30
      29.5  Sole Remedy.................................................... 30
      29.6  Records........................................................ 30

30.0  REGULATORY APPROVAL.................................................. 30

31.0  MISCELLANEOUS........................................................ 31
      31.1  Authorization.................................................. 31
      31.2  Compliance and Certification................................... 31
      31.3  Law Enforcement................................................ 31
      31.4  Independent Contractor......................................... 32
      31.5  Force Majeure.................................................. 32
      31.6  Confidentiality................................................ 33
      31.7  Governing Law.................................................. 34
      31.8  Taxes.......................................................... 35
      31.9  Non-Assignment................................................. 36
      31.10 Non-Waiver..................................................... 36
      31.11 Audits......................................................... 36
      31.12 Disputed Amounts............................................... 37
      31.13 Disputed Resolutions........................................... 37
      31.14 Notices........................................................ 38
      31.15 Publicity and Use of Trademarks or Service Marks............... 38
      31.16 Section 252(i) Obligations..................................... 39
      31.17 Joint Work Product............................................. 39
      31.18 Intervening Law................................................ 39
      31.19 No Third Party Beneficiaries; Disclaimer of Agency............. 40
      31.20 No License..................................................... 40
      31.21 Survival....................................................... 40
      31.23 Scope of Agreement............................................. 40
      31.24 Entire Agreement............................................... 40

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

     This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996 ("Agreement"), is by and between Southwestern Bell Telephone Company, a Missouri Corporation ("SWBT"), and Digital Teleport, Inc. ("DTI").

     WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide, directly or indirectly, Telephone Exchange Services and Exchange Access to residential and business end users predominantly over their respective telephone exchange service facilities in Oklahoma; and

     WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Telecommunications Act of 1996 ("the Act") and additional services as set forth herein; and

     WHEREAS, for purposes of this Agreement, the Parties intend to operate where SWBT is the incumbent local exchange carrier and DTI, a competitive local exchange carrier, is certified by the Oklahoma Corporation Commission, as required.

     NOW, THEREFORE, DTI and SWBT hereby agree as follows:

1.0 DEFINITIONS

     1.1 "Act" means the Communications Act of 1934 [47 U.S.C. 153(R)], as amended by the Telecommunications Act of 1996.

     1.2 "Affiliate" is as defined in the Act.

     1.3 "Automatic Number Identification" or "ANI" is a switching system feature that forwards the telephone number of the calling party and is used for screening, routing and billing purposes.

     1.4 "Busy Line Interrupt" or "BLI" is performed when one Party's operator bureau interrupts a telephone number in progress after Line Status Verification has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting.

     1.5 "Calling Party Number" or "CPN" is a feature of signaling system 7
(SS7) protocol whereby the ten (10) digit number of the calling party is forwarded from the end office.

     1.6 "Central Office Switch" means a single switching system within the public switched telecommunications network, including the following:

          (i) "End Office Switches" which are Class 5 switches where end user Exchange Services are directly connected and offered; and

          (ii) "Tandem Office Switches" or "Tandems" which are Class 4 switches used to connect and switch trunk circuits between Central Office Switches.

Central Office Switches may be employed as combination End Office/Tandem Office switches (combination Class 5/Class 4).

     1.7 "CLASS Features" mean certain CCS-based features available to end users including, but not limited to: Automatic Call Back; Call Trace; Caller Identification and related blocking features; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

     1.8 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). Collocation may be "physical" or "virtual." In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party installs and maintains the collocated equipment in the Housing Party's premises. Collocation includes, but is not limited to, collocation of 38 GHz basic transmission equipment, provided it complies with the guidelines in SWBT's current Physical Collocation 02/14/97 Technical Publication provided to DTI.

     1.9 "Commission" means the Oklahoma Corporation Commission.

     1.10 "Common Channel Signaling" or "CCS" is a special network, fully separate from the transmission path of the public switched network, that digitally transmits call set-up and network control data. Unless otherwise agreed by the Parties, the CCS used by the Parties shall be SS7.

     1.11 "Cross Connect" means the unbundled network element cross connect rate element which is used to designate connection between: i) the SWBT distribution frame and an unbundled network element component, or ii) two unbundled network element components, or iii) the SWBT distribution frame and the tie cable termination point for DTI collocation.

     1.12 "Dialing Parity" is as defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity.

     1.13 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

     1.14 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

     1.15 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

     1.16 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

     1.17 "End User" means a third-party residence or business, that subscribes to Telecommunications Services provided by either of the Parties, or by another telecommunications service provider.

     1.18 "Exchange Access" is as defined in the Act.

     1.19 "Exchange Message Record" or "EMR" means the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, sample, settlement and study data. EMR format is contained in Bellcore Practice BR-010-200-010 CRIS Exchange Message Record.

     1.20 "Fiber-Meet" means an Interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

     1.21 "Interconnection" is as Described in the Act and refers to the connection of separate pieces of equipment, facilities, or platforms between or within networks for the purpose of transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic.

     1.22 "Interconnection Activation Date" is the date that the construction of the joint facility Interconnection arrangement has been completed, trunk groups have been established, and joint trunk testing is completed.

     1.23 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services. For purposes of Section 6.0 of this Agreement, the term "IXC" includes any entity which purchases FGB or FGD Switched Exchange Access Service in order to originate or terminate traffic to/from DTI's end users.

     1.24 "IntraLATA Toll Traffic" means those intraLATA station calls that are not defined as Local Traffic in this Agreement.

     1.25 "Line Status Verification" or "LSV" or "Busy Line Verify" or "BLV" is performed when one Party's end user requests assistance from the operator bureau to determine if the called line of the other Party is in use.

     1.26 "Local Traffic," for purposes of intercompany compensation, is if (i) the call originates and terminates in the same SWBT exchange area; or (ii) originates and terminates within different SWBT Exchanges that share a common mandatory local calling area, e.g., mandatory Extended Area Service (EAS), mandatory Extended Local Calling Service (ELCS), or other like types of mandatory expanded local calling scopes.

     1.27 "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys'
fees).

     1.28 "MECAB" refers to the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions
(ATIS). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access services provided to an IXC by two or more LECs, or by one LEC in two or more states within a single LATA. The latest release is issue No. 5, dated June 1994.

     1.29 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry" Solutions
(ATIS). The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access service which is to be provided to an IXC by two or more telecommunications providers. The latest release is issue No. 3, dated February 1996.

     1.30 "Meet-Point Billing" or "MPB" refers to a billing arrangement whereby two or more Telecommunications Carriers jointly provide for switched access service to an IXC, with each LEC receiving an appropriate share of its switched access revenues as defined by its effective access tariffs.

     1.31 "Metropolitan Exchange Area" means a geographical area defined in SWBT current tariffs effective as a metropolitan exchange local calling area. For example, Dallas, Ft. Worth, Houston, Little Rock, Oklahoma City, St. Louis, Austin and would be examples of Metropolitan Exchange Areas.

     1.32 "Network Element Bona Fide Request" means the process described [in Appendix BFR that is attached hereto and incorporated herein] that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element.

     1.33 "Switched Exchange Access Service" means the offering of transmission or switching services to Telecommunications Carriers for the purpose of the origination or termination of Telephone Toll Service. Switched Exchange Access Services include, but are not necessarily limited to: Feature Group A, Feature Group B, Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Exchange Access services.

     1.34 "Telephone Exchange Services"

     1.35 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate, up to 13.22 Gpbs.

     1.36 "Telephone Exchange Service" is as defined in the Act.

     1.37 "Wire Center" means an occupied structure or portion thereof in which a Party has the exclusive right of occupancy and which serves as a Routing Point for Switched Exchange Access Service.

2.0 INTERPRETATION AND CONSTRUCTION

     In the event of any amendment of the Act or any legislative, regulatory, judicial order, rule or regulations, or other legal action that revises or reverses the Act, the FCC's Orders in FCC Docket Nos. 96-98 and 95-185 or any applicable order or arbitration award purporting to apply the provisions of the federal Act, the Parties reserve all of their rights and remedies, including those to amend, alter, or revise this Agreement.

3.0 IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION DATES

     Subject to the terms and conditions of this Agreement, Interconnection of the Parties' facilities and equipment pursuant to Sections 4.0, 5.0 and 6.0 for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic shall be established on or before the corresponding "Interconnection Activation Date" shown for each such Metropolitan Exchange Area on Appendix DCO attached hereto and incorporated by reference. Appendix DCO may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the Interconnection of additional Metropolitan Exchange Areas pursuant to Section 4.6 by modifying or updating Appendix DCO.

4.0  INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

4.1  SCOPE

     This Section 4.0 describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic pursuant to
Section 251(c)(2) of the Act. Such Interconnections shall be equal in quality to that provided by the Parties to themselves or to any subsidiary, affiliate or Third Party. Appendix ITR attached hereto and incorporated by reference prescribes the specific trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section 4.0 to provide the facilities for the transmission and routing of Telephone Exchange Service traffic (as described in Section 5.0), Exchange Access traffic (as described in Section 6.0), LSV/BLI traffic (as described in sub-section 7.2).

4.2 INTERCONNECTION COVERAGE

     The Parties shall provide for interoperation of their networks and shall interconnect their facilities as stated below:

     4.2.1. DTI shall interconnect with SWBT's facilities as follows:

     a. In each SWBT exchange area in which DTI chooses to offer local exchange service, DTI, at a minimum, will interconnect its network facilities to: (a) each SWBT access tandem(s), and (b) to either each SWBT local tandem(s) or each SWBT end office(s) ("EO") subtending that local tandem(s). SWBT EOs and tandems through which DTI will terminate its traffic will be called SWBT Interconnection Wire Centers and are identified in Appendix DCO. As DTI initiates Exchange Service operations in additional SWBT exchange areas, SWBT and DTI shall agree upon additional SWBT Interconnection Wire Centers in each new exchange area. DTI agrees that if SWBT establishes additional tandems in an exchange area within which DTI offers local exchange service, DTI will interconnect to the additional tandems.

     b. Interconnection to a SWBT local tandem(s) will provide DTI local access to the SWBT end offices and NXXs which subtend that tandem(s), and to other Local Exchange Carriers ("LECs") (subject to sub-section 5.4) which are connected to that tandem(s). Interconnection to SWBT EO(s) will provide DTI access only to the NXXs served by that individual EO(s) to which DTI interconnects.

     c. Interconnection to a SWBT access tandem will provide DTI interexchange access to SWBT, IXCs, LECs and CRMS providers (subject to sub-section 7.3) which are connected to that tandem. Where an access tandem also provides local tandem functions, interconnection to a SWBT access tandem serving that exchange will also provide DTI access to SWBT's EOs with the same functionality described in (b) above.

     d. Where DTI requires ancillary services (e.g., Directory Assistance, Operator Assistance, E911/911) additional interconnection to SWBT's Interconnection Wire Center(s) or special trunking will be required for interconnection to such ancillary services.

     4.2.2. SWBT shall interconnect with DTI's facilities under terms and conditions no less favorable than those identified in sub-section 4.2.1, above.

     4.3 METHODS FOR INTERCONNECTION

     Where the Parties interconnect, for the purpose of exchanging traffic between networks, the Parties may use the following interconnection methods of each Tandem and End Office identified in Appendix DCO making use of facilities they own or lease from a third party.

     4.3.1 Physical Collocation Interconnection ("PCI") - Where DTI provides fiber cable and connects to its equipment located in the SWBT Wire Center. DTI owns and maintains DTI's equipment.

     4.3.2 Virtual Collocation Interconnection ("VCI") - Where DTI provides fiber cable to SWBT for connection to DTI-designated basic transmission equipment dedicated solely for DTI's use, located in the SWBT Interconnection Wire Center. SWBT owns and maintains the basic transmission equipment at the SWBT Interconnection Wire Center. This option shall be consistent with the terms of SWBT's virtual collocation tariff.

     4.3.3 SONET-Based Interconnection ("SBI") - Where DTI provides fiber cable to SWBT for connection to SWBT-designated basic transmission equipment located at the SWBT Interconnection Wire Center and dedicated solely for DTI's use. SWBT owns and maintains the basic transmission equipment. This option shall be consistent with SWBT's SBI tariff.

     4.3.4 Leased Facility Interconnection ("LFI") - Where network facilities exist, either Party may lease facilities from the other Party at rates no greater than SWBT Access Tariff rates.

     4.3.5 Mid-span Fiber Interconnection ("MSFI") - Where the Parties agree to interconnect through SONET technology, using a Fujitsu originating line terminating multiplexer fiber optic terminal ("FOT") details of this architecture are addressed in Appendix MSFI attached hereto and incorporated by reference. This interconnection arrangement is limited to interconnecting trunks.

     4.3.6 The Parties may agree to utilize another Interconnection Method as may be determined to be technically feasible in the future.

     4.4 PHYSICAL ARCHITECTURE. Using one or more of the Interconnection Methods described in Section 4.3 above, the Parties will agree on a physical architecture plan. This plan will be documented within Appendix DCO. The Parties agree to deploy one physical architecture plan per Metropolitan Serving Area. The two architecture arrangements, End Point Meet and Mid-Point Meet, are discussed below. Additional physical architectures, as yet undefined, may evolve during the term of this Agreement. These future as yet undefined architectures can be deployed if mutually agreed upon.

     4.4.1 End Point Meet. Using the "End Point Meet" architecture, the Parties will establish transport facilities from their own Central Office(s) to the other party's Central Office(s) utilizing any method of interconnection described in Section 4.3 above. Unless otherwise mutually agreed upon, each Party will use its own transport facilities to provide its trunking as set forth in Appendix ITR. Each Party will be responsible for the appropriate sizing, operation, and maintenance of its own transport facilities. If initially deployed as an End Point Architecture, the deployment architecture may be migrated or groomed, upon mutual agreement, to a Mid-Point Meet architecture.

     4.4.2 Mid-Point Meet. Using the Mid-Point Meet architecture, the Parties will agree upon a Network Interconnection Point (NIP). The NIP functions as a demarcation point for each Party. Each Party is responsible to transport all trunking to its side of the NIP utilizing any method of interconnection described in Section 4.3 above. Each Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility and trunking to the NIP.

     4.4.2.1 A second NIP can be established to eliminate a "single point of failure" when mutually agreed upon. The establishment of the second NIP should not require additional or increased trunking or facilities of either Party. Trunking from the initial NIP will be groomed or augmented to the second NIP upon mutual agreement.

     4.4.2.2 When required, based on guidelines established pursuant to Appendix ITR, either Party may trunk directly to the other Party's EO. If the Party is virtually or physically collocated to the EO, then that collocation will be designated a NIP. This collocation will be used for the transport of direct EO trunking, in addition to other uses. The collocated Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility. In the instance where the Party is not collocated, the EO trunk group will be handed off at the original NIP and both Parties will be responsible for the transport facility on their side of that NIP.

     4.4.2.3 Unless otherwise mutually agreed upon, when Mid-Point Meet architecture has been deployed, it will remain as the architecture of choice during the term of this Agreement.

     4.5 TECHNICAL SPECIFICATIONS

     4.5.1 DTI and SWBT shall work cooperatively to install and maintain a reliable network. DTI and SWBT shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

     4.5.2 DTI and SWBT shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

     4.5.3 Technical Publications that describes the practices, procedures, specifications and interfaces generally utilized by SWBT, are listed in Appendix TP attached hereto and incorporated by reference. Appendix TP will herein assist the Parties in meeting their respective Interconnection responsibilities. Copies of the publications listed in Appendix TP have been or shall be provided to DTI by SWBT.

     4.6 INTERCONNECTION IN ADDITIONAL METROPOLITAN EXCHANGE AREAS

     4.6.1 If DTI decides to offer Telephone Exchange Services in any other Metropolitan Exchange and Areas in which SWBT also offers Telephone Exchange Services, DTI shall provide written notice to SWBT of the need to establish Interconnection in such Metropolitan Exchange Areas pursuant to this Agreement.

     4.6.2 The notice provided in Section 4.6.1 shall include: (i) the initial Routing Point DTI has designated in the Metropolitan Exchange Area; (ii) DTI's requested Interconnection Activation Date; and (iii) a non-binding forecast of DTI's trunking requirements.

     4.6.3 Unless otherwise agreed by the Parties, the Parties shall designate the Wire Center that DTI has identified as its initial Routing Point in the Metropolitan Exchange Area as DTI Interconnection Wire Center ("IWC") in that Metropolitan Exchange Area and shall designate the SWBT Tandem Office Wire Center within the Metropolitan Exchange Area nearest to the IWC (as measured in airline miles utilizing the V&H coordinates method) as the SWBT Interconnection Wire Center (SIWC) in that Metropolitan Exchange Area.

     4.6.4 Unless otherwise agreed by the Parties, the Interconnection Activation Date in each new Metropolitan Exchange Area shall be the one-hundred and fiftieth (150th) day following the date on which DTI delivered notice to SWBT of the need to establish Interconnection pursuant to Section 4.6.1 above. Within ten (10) business days of SWBT's receipt of DTI's notice, SWBT and DTI shall confirm their respective Wire Centers to be Interconnected and the Interconnection Activation Date for the new Metropolitan Exchange Area by attaching a supplementary schedule to Appendix DCO.

5.0 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO SECTION 251(c)(2)

     5.1 SCOPE OF TRAFFIC

     This Section 5.0 prescribes parameters for Traffic Exchange trunk groups the Parties shall establish over the Interconnections specified in Section 4.0. The Parties shall employ the Traffic Exchange trunk groups specified in this
Section 5.0 and in Appendix ITR. The Parties shall employ for the transmission and routing of all Local and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service end users.

     5.1.1 For purposes of compensation under this Agreement, the telecommunications traffic traded between DTI and SWBT will be classified as either Local Traffic, Transit Traffic, IntraLATA Interexchange Traffic, InterLATA Interexchange Traffic, or FGA Traffic. The compensation arrangement for the joint provision of Feature Group A (FGA) Services is covered in Appendix FGA, attached hereto and incorporated herein by reference. The Parties agree that, notwithstanding the classification of traffic under this Agreement, either Party is free to define its own "local" calling area(s) for purposes of its provision of Telecommunications Services to its end users.

     5.1.2 Calls originated by one Party's end user and terminated to the other Party's end user will be classified as "Local Traffic" under this Agreement if the call: (i) originates and terminates in the same SWBT exchange area; or (ii) originates and terminates within different SWBT Exchanges that share a common mandatory local calling area, e.g., mandatory Extended Area Service (EAS), mandatory Extended Local Calling Service (ELCS), or other like types of mandatory expanded local calling scopes.

     5.2 RESPONSIBILITIES OF THE PARTIES

     5.2.1 Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

     5.2.2 Each Party will include in the information transmitted to the other for each call being terminated on the other's network (where available), the originating Calling Party Number (CPN).

     5.2.3 If the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information will be billed as either Local Traffic or IntraLATA Toll Traffic in direct proportion to the minutes of use (MOU) of calls exchanged with CPN information. If the percentage of calls passed with CPN is less than ninety percent (90%), all calls passed without CPN will be billed as switched access.

     5.2.4 The type of originating calling number transmitted depends on the protocol of the trunk signaling used for interconnection. Traditional toll protocol will be used with Multi-Frequency (MF) signaling, and ANI will be sent from the originating Party's end office switch to the terminating Party's tandem or end office switch.

     5.2.5 Where one Party is passing CPN but the other party is not properly receiving information, the Parties will cooperate to rate the traffic correctly.

     5.3  RECIPROCAL COMPENSATION FOR TERMINATION OF LOCAL TRAFFIC

     5.3.1 The Compensation set forth below will apply to all Local Traffic as defined in sub-section 5.1.2 of this Agreement.

     5.3.2 Applicability of Rates

     i) The rates, terms, conditions in this Section 5.3 apply only to the termination of Local Traffic, except as explicitly noted.

     ii) The Parties agree to compensate each other for the termination of Local Traffic on a minute of use (MOU) basis.

     5.3.3 Rate Elements

     5.3.3.1 A Tandem Served rate element is applicable to Tandem Routed Local Traffic on a terminating local MOU basis and includes compensation for the following sub-elements:

     i) Tandem Switching - compensation for the use of tandem switching functions.

     ii) Tandem Transport - compensation for the transmission facilities between the local tandem and the end offices subtending that tandem.

     iii) End Office Switching - compensation for the local EO office switching and line termination functions necessary to complete the transmission.

     5.3.3.2 An End Office Served rate element applies to direct-routed Local Traffic on a terminating local MOU basis and includes compensation for End Office Switching. This includes direct-routed Local Traffic that terminates to offices that have combined tandem and End Office functions.

     5.3.4  Local Traffic Interconnection Rates

               Serving Method     Prices Per MOU
              Tandem Served       $.00975
              End Office Served   $.00720

5.4  RECIPROCAL COMPENSATION FOR TRANSIT TRAFFIC


     5.4.1 Transit Traffic allows one Party to send traffic to a third party network through the other Party's tandem. A Transit Traffic rate element applies to all MOUs between a Party and third party networks that transit the other Party's tandem switch. The originating Party is responsible for the appropriate rates unless otherwise specified. The Transit Traffic rate element is only applicable when calls do not originate with (or terminate to) the transit Party's end user. The Local Transit Traffic rate element applies when both the originating and terminating end users are within SWBT local and mandatory exchanges.


Type of Transit Traffic    Prices Per MOU
Local Transit              $0.003

     5.4.2 All other traffic which transits a tandem shall be treated as Meet-Point Billing Traffic as described in Section 5.6 below or as intraLATA interexchange traffic as described in Section 5.5.3 below, unless otherwise agreed.

     5.4.3 Each Party represents that it shall not send Local Traffic to the other Party that is destined for the network of a third party unless and until such Party has the authority to exchange traffic with the third party.

5.5 RECIPROCAL COMPENSATION FOR TERMINATION OF INTRALATA INTEREXCHANGE TRAFFIC

     5.5.1 For intrastate intraLATA interexchange service traffic, compensation for termination of intercompany traffic will be at terminating access rates for Message Telephone Service (MTS) and originating access rates for 800 Service, including the Carrier Common Line (CCL) charge, as set forth in each party's Intrastate Access Service Tariff or as otherwise mutually agreed. For interstate intraLATA intercompany service traffic, compensation for termination of intercompany traffic will be at terminating access rates for MTS and originating access rates for 800 Service including the CCL charge, as set forth in each party's interstate Access Service Tariff or as otherwise mutually agreed.

5.6 COMPENSATION FOR ORIGINATION AND TERMINATION OF SWITCHED ACCESS SERVICE TRAFFIC TO OR FROM AN IXC (MEET-POINT BILLING (MPB) ARRANGEMENTS)

     5.6.1 For interstate, interLATA traffic, terminating compensation will be at access rates as set forth in each Party's own applicable access tariffs.

     5.6.2 The Parties will establish MPB arrangements in order to provide Switched Access Services to IXCs via SWBT's access tandem switch in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECOD and MECAB documents. DTI's Meet Points with SWBT shall be those identified in Appendix DCO and any supplements thereto.

     5.6.3 Billing to IXCs for the Switched Exchange Access Services jointly provided by the Parties via Meet-Point Billing arrangement shall be according to the multiple bill/multiple tariff method. As described in the MECAB document, each Party will render a bill in accordance with its own tariff for that portion of the service it provides. For the purpose of this Agreement, DTI is the Initial Billing Company (IBC) and SWBT is the Subsequent Billing Company (SBC). The assignment of revenues, by rate element, and the Meet-Point Billing percentages applicable to this Agreement are set forth in Appendix DCO. The actual rate values for each element shall be the rates contained in that Party's own applicable access rates.

     5.6.4 The Parties, as applicable, will maintain provisions in their respective federal and state access tariffs, or provisions within the National Exchange Carrier Association (NECA) Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

     5.6.5 As detailed in the MECAB document, the Parties will, in accordance with accepted time intervals, exchange all information necessary to accurately, reliably and promptly bill third Parties for Switched Access Services traffic jointly handled by the Parties via the Meet Point Arrangement. Each Party reserves the right to charge the other Party for the recording/processing functions it performs pursuant to the terms and conditions of Appendix Recording attached hereto and incorporated by reference. Information shall be exchanged in Exchange Message Record (EMR) format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

     5.6.6 Initially, billing to IXCs for the Switched Access Services jointly provided by the parties via the MPB arrangement will be according to the multiple bill/multiple tariff method, as described in the MECAB document. Each Party will render a bill to the IXC in accordance with its own rate structure for that portion of the service it provides. Each Party will bill its own network access service rates to the IXC. The residual interconnection charge
(RIC), if any, will be billed by the Party providing the End Office function.

     5.6.7 Meet-Point Billing shall also apply to all jointly provided MOU traffic bearing the 900, 800, and 888 NPAs or any other non-geographic NPAs which may likewise be designated for such traffic in the future where the responsible party is an IXC. When SWBT performs 800 database queries, SWBT will charge the provider of the Signaling Service Point for the database query in accordance with standard industry practices.

     5.6.8 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the Meet Point Billing service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

     5.6.9 Each Party will provide the other with the Exchange Access detailed usage data within thirty (30) days of the end of the billing period. SWBT will perform assembly and editing, messages processing and provision of Access Usage Records in accordance with Appendix Recording, attached hereto and incorporated by reference. Each Party will provide to the other the Exchange Access summary usage data within ten (10) working days after the date that a bill is rendered to the IXC by the initial Party. To the extent DTI provides SWBT with Access Usage Records, SWBT will compensate DTI on the same terms as DTI compensates SWBT per Appendix Recording. SWBT acknowledges that currently there is no charge for Summary Usage Data Records but that such a charge may be appropriate. At DTI's request, SWBT will negotiate a mutual and reciprocal charge for provision of Summary Usage Data Records.

     5.6.10 Errors may be discovered by DTI, the IXC or SWBT. Both SWBT and DTI agree to provide the other Party with notification of any discovered errors within two (2) business days of the discovery.

     5.6.11 In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data within sixty (60) days of notification and if such reconstruction is not possible, shall accept a reasonable estimate of the lost data, based upon no more than three (3) to twelve (12) months of prior usage data, if available.

5.7 BILLING ARRANGEMENTS FOR COMPENSATION FOR TERMINATION OF INTRALATA, LOCAL, AND TRANSIT TRAFFIC

     5.7.1 Other than for traffic described in sub-section 5.6 above, each Party shall deliver monthly settlement statements for terminating the other Party's traffic based on the following:

          5.7.1.1 Each Party shall, unless otherwise agreed, adhere to the detailed technical descriptions and requirements for the recording, record exchange, and billing of traffic using the guidelines as set forth in the Technical Exhibit Settlement Procedures (TESP), previously provided by SWBT to DTI. Reference to this technical publication is included in Appendix TP.

     (a) Where DTI has direct/high usage trunks to a SWBT end office with overflow trunking through a SWBT tandem, billing for the Tandem Traffic will be calculated as follows:

     Total Originating MOUs Recorded By DTI Less Direct End Office Terminating MOUs Recorded By SWBT Equals Total MOUs To Be Compensated As Tandem Traffic

     (b) Where DTI has direct/high usage trunks to a third party with overflow trunking through a SWBT tandem, DTI must differentiate the originating MOU records for the Parties to ascertain how many MOUs should be compensated as Transit Traffic. If DTI is unable to so differentiate the originating MOU records, the Parties shall mutually agree upon a surrogate method for calculating Transit Traffic charges owed to SWBT.

     5.7.1.2 On a monthly basis, each Party will record its originating MOU including identification of the originating and terminating NXX for all intercompany calls.

     5.7.1.3 Each Party will transmit the summarized originating MOU from
Section 5.7.1.1 above to the transiting and/or terminating Party for subsequent monthly intercompany settlement billing.

     5.7.1.4 Bills rendered by either Party will be paid within thirty (30) days of receipt subject to subsequent audit verification.

     5.7.1.5 MOUs for the rates contained herein will be measured in seconds by call type, and accumulated each billing period into one (1) minute increments for billing purposes in accordance with industry rounding standards.

     5.7.1.6 Each Party will multiply the tandem routed and end office routed terminating MOUs by the appropriate rate contained in this Section to determine the total monthly billing to each Party.

6.0 TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO 251(c)(2)

     6.1 SCOPE OF TRAFFIC

     Section 6.0 prescribes parameters for certain trunk groups ("Access Toll Connecting Trunks") to be established over the Interconnections specified in
Section 4.0 above, for the
transmission and routing of Exchange Access traffic between DTI Telephone Exchange Service end users and IXCs via a SWBT access tandem.

     6.2 TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

     6.2.1 The Parties shall jointly establish Access Toll Connecting Trunks as described in Appendix ITR, by which will jointly provide tandem-transported Switched Exchange Access Services to IXCs to enable DTI's end users to originate and terminate traffic to/from such IXCs.

     6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Switched Exchange Access to allow DTI end users to originate and terminate traffic to/from any IXCs which is connected to a SWBT Access Tandem. In addition, the trunks shall be used to allow DTI's end users to connect to, or be connected to, the 800 Services of any Telecommunications Carrier connected to the SWBT Access Tandem.

7.0  TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

     7.1  INFORMATION SERVICES TRAFFIC

     7.1.1 At such time as the Parties agree to route intraLATA Information Services Traffic to one another, they shall agree to exchange rating and billing information to effectively allow the Parties to bill their end users and to charge reciprocal rates.

     7.2 LINE STATUS VERIFICATION (LSV)/BUSY LINE INTERRUPT (BLI) TRAFFIC

     7.2.1 Each Party's operator bureau shall accept LSV and BLI inquiries from the operator bureau of the other Party in order to allow transparent provision of LSV/BLI Traffic between the Parties' networks. Only one LSV attempt will be made per end user operator bureau call, and the applicable charge shall apply whether or not the line is busy at the time of verification or if the called party agrees to release the line. Only one BLI attempt will be made per end user operator telephone call, and the applicable charge shall apply whether or not the line is in use at the to time of interrupt or the called party releases the line.

     7.2.2 Each Party shall route LSV/BLI Traffic inquiries between the Parties' respective operator bureaus over trunks described in Appendix ITR.

     7.3 WIRELESS TRAFFIC

     7.3.1 Appendix Wireless, attached hereto and incorporated by reference sets forth the terms and conditions under which the Parties will distribute revenue from their joint provision of Wireless Interconnection Service for mobile to landline traffic terminating through the Parties' respective wireline switching networks within a LATA. If one Party enters into an interconnection agreement with a CMRS provider, Appendix Wireless shall no longer be applicable between the Parties with respect to such CMRS providers, and the other Party shall be obligated to enter into an agreement with such CMRS provider for the termination of wireless to landline traffic.

     7.3.2 DTI shall pay the Local Transit Traffic rate to SWBT for calls that originate on DTI's network and are sent to SWBT for termination to a CMRS Provider as long as such Traffic can be identified as wireless traffic. SWBT shall pay the Local Transit Traffic rate to DTI for such calls that originate on SWBT's network are sent through DTI for termination on a CMRS Provider's network. Each Party shall be responsible for interconnection agreements with CMRS providers for terminating compensation regarding traffic originating on the Party's network and terminating on the CMRS provider's network.

     7.3.3 When traffic is originated by either Party to a CMRS Provider, and the traffic cannot be specifically identified as wireless traffic for purposes of compensation between SWBT and DTI, the traffic will be rated either as Local, or Access and the appropriate compensation rate shall be paid by the originating Party to the transiting Party. The originating Party agrees to indemnify the transiting Party for any claims of compensation that may be made by the CMRS provider against the transiting Party regarding compensation for such traffic.

8.0 SIGNALING

     8.1 The SWBT signaling publications that describe the practices, procedures and specifications generally utilized by SWBT for signaling purposes and are listed in Appendix TP which is attached hereto and incorporated herein. A copy of these publications have been provided to DTI.

     8.2 The Parties will cooperate on the exchange of Transactional Capabilities Application Part (TCAP) messages to facilitate interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its end users. All CCS signaling parameters will be provided including, without limitation, calling party number (CPN), originating line information (OLI), calling party category and charge number.

9.0 NUMBERING

     9.1 Nothing in this Agreement shall be construed to limit or otherwise adversely impact in any manner either Party's right to employ or to request and be assigned any North American Numbering Plan (NANP) number resources including, but not limited to, central office (NXX) codes pursuant to the Central Office Code Assignment Guidelines(1), or to establish, by


(1) Last published by the Industry Numbering Committee ("INC") as
    INC 95-0407-008, Revision 4/7/95, formerly ICCF 93-0729-010.

tariff or otherwise, Exchanges and Rating Points corresponding to such NXX codes. Each Party is responsible for administering the NXX codes it is assigned.

     9.2 At a minimum, in those Metropolitan Exchange Areas where DTI intends to provide local exchange service, DTI shall obtain a separate NXX code for each SWBT exchange or group of exchanges that share a common mandatory calling scope as defined in SWBT tariffs. This will enable DTI and SWBT to identify the jurisdictional nature of traffic for intercompany compensation until such time as both Parties have implemented billing and routing capabilities to determine traffic jurisdiction on a basis other than NXX codes.

     9.3 Each Party agrees to make available to the other, up-to-date listings of its own assigned NPA-NXX codes, along with associated Rating Points and Exchanges.

     9.4 To the extent SWBT serves as Central Office Code Administrator for a given region, SWBT commits to treat DTI requests for assignment of central office code(s) in a neutral and nondiscriminatory manner, consistent with regulatory requirements, and (NXX) Central Office Code Assignment Guidelines.

     9.5 Each Party is responsible to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose fees or charges on the other Party for such required programming and updating activities.

     9.6 Each Party is responsible to input required data into the Routing Data Base Systems (RDBS) and into the Bellcore Rating Administrative Data Systems (BRADS) or other appropriate system(s) necessary to update the Local Exchange Routing Guide (LERG), unless negotiated otherwise.

     9.7 Neither Party is responsible for notifying the other Parties' end users of any changes in dialing arrangements, including those due to NPA exhaust, unless otherwise ordered by the Commission, the FCC, or a court.

     9.8 NXX MIGRATION. Where either Party has activated an entire NXX for a single end user, or activated more than half of an NXX for a single end user with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such end user chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will require development of a transition process to minimize impact on the Network and on the end user(s)' service and will be subject to appropriate industry lead times (currently forty-five (45) days) for movements of NXXs from one switch to another. The Party to whom the NXX is migrated will pay NXX migration charges of $10,000 per NXX to the Party formerly assigned the NXX.

10.0  RESALE -- SECTIONS 251(b)(1); 251(c)(4); 252(d)(3); and 271(c)(2)
                (B)(xiv);

10.1 AVAILABILITY OF SWBT RETAIL TELECOMMUNICATIONS SERVICES FOR RESALE


     SWBT shall offer to DTI for resale at wholesale rates its Telecommunications Services, as described in Section 251(c)(4) of the Act, pursuant to the terms and conditions of Appendix Resale attached hereto and incorporated herein by this reference.

     10.2 AVAILABILITY OF DTI RETAIL TELECOMMUNICATION SERVICES FOR RESALE
DTI shall make available its Telecommunications Services for resale at wholesale rates to SWBT in accordance with Section 251(b)(1) of the Act.

11.0 UNBUNDLED NETWORK ELEMENTS -- SECTIONS 251(c)(3), 271(c)(2)(B)
(ii),(iv),(v),(vi),(x)

     11.1 SWBT shall provide DTI access to unbundled network elements for the provision of a telecommunication service as described in Section 251(c)(3) and 271(c)(2)(B) of the Act, pursuant to the terms and conditions of Appendix UNE attached hereto and incorporated herein by this reference.

     11.2 DTI shall make available to SWBT access to its Unbundled Network elements in accordance with Section 251 (c)(3) of the Act.

12.0 NOTICE OF CHANGES -- SECTION 251(c)(5)

     Nothing in this Agreement shall limit either Party's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. If a Party makes a change in its network which it believes will materially affect the interoperability of its network with the other Party, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party. Notwithstanding the foregoing, if either Party establishes additional tandems in an exchange area in which the other Party offers local exchange service, that Party will provide the other Party with not less than one-hundred eighty (180) days' advance notification of same, and with greater notification when practicable. Both Parties agree to coordinate interconnection matters consistent with the requirements of the Americans with Disabilities Act (42 U.S.C. 12101) and with Sections 255 and 256 of the Act. In addition, the Parties will comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 96-98, Second Report and Order, as may be amended from time to time. The Party upgrading its network shall be solely responsible for the cost and effort of accommodating such changes in its own network.

13.0 COLLOCATION -- SECTION 251(c)(6)

     13.1 SWBT shall provide to DTI Physical Collocation space necessary for Interconnection (pursuant to Section 4.0 of this Agreement) or access to Network Elements on an unbundled basis except that SWBT may provide for Virtual Collocation if SWBT demonstrates that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. SWBT shall provide such Collocation for the purpose of Interconnection or access to Network Elements on an unbundled basis, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the appropriate Commission, subject to applicable federal and state tariffs.

     13.2 Except as otherwise ordered by the Commission or the FCC, or as mutually agreed to by DTI and SWBT, Physical Collocation shall be available at a Central Office Switch location classified as an end office location, a serving wire center, a tandem office location, or a remote node that serves as a rating point for special access or switched access transport.

14.0 NUMBER PORTABILITY--SECTIONS 251(b)(2) and 271(c)(2)(B)(xi)

     14.1 The Parties shall provide to each other Interim Number Portability
(INP) on a reciprocal basis. Pursuant to the provisions in the Act, and in accordance with the terms and conditions outlined in Appendix PORT, which is attached hereto and incorporated herein, SWBT will provide DTI Interim Number Portability through Remote Call Forwarding and Direct Inward Dialing technology until Permanent Number Portability is implemented.

     14.2 Once Permanent Number Portability is implemented, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to thirty (30) day's advance notice to the other Party to allow the seamless and transparent conversion of INP end user numbers to Permanent Number Portability.

15.0 DIALING PARITY--SECTION 251(b)(3); 271(c)(2)(B)(xii); and 271(e)(2)

     15.1 The Parties shall provide Local Dialing Parity to each other as required under Section 251 (b)(3) of the Act.

     15.2 SWBT shall provide IntraLATA Dialing Parity in accordance with
Section 271(e)(2) of the Act.

16.0 ACCESS TO RIGHTS-OF-WAY - SECTION 251(b)(4) and 271(c)(2)(B)(iii)

     Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls in accordance with Section 224 of the Act on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable tariffs and/or standard agreements.

17.0 DATABASE ACCESS--SECTION 271(c)(2)(B)(x)

     In accordance with Section 27(c)(2)(B)(x) of the Act, SWBT shall provide DTI with nondiscriminatory access to databases and associated signaling necessary for call routing and completion. When requesting access to databases not otherwise provided for in this Agreement, or appropriate interfaces, regardless of whether they constitute unbundled Network Elements, DTI will use the Network Element Bona Fide Request process. This process is defined in Appendix UNE, which is attached hereto and incorporated herein by reference.

18.0 INTERCEPT REFERRAL ANNOUNCEMENTS

     18.1 The Party formerly providing service to an end user shall provide a Basic Referral announcement, reciprocally and free of charge on the abandoned telephone number. The announcement states that the called number has been disconnected or changed and provides the end user's new telephone number to the extent that it is listed.

     (a) Basic Intercept Referral Announcements are to be provided on residential numbers for a minimum of thirty (30) days where facilities exist and the threat of telephone number exhaustion is not imminent.

     (b) Basic Intercept Referral Announcements for a single line business end user and the primary listed telephone number for DID and "Centrex-type" end users, shall be available for a minimum of thirty (30) days or the life of the White Pages directory, whichever is greater. If the threat of telephone number exhaustion becomes imminent for a particular Central Office, the service provider may reissue a disconnected number prior to the expiration of the directory, but no earlier than thirty (30) days after the disconnection of the business telephone number.

19.0 COORDINATED REPAIR CALLS

     19.1 To avoid and minimize the potential for end user confusion, each Party shall inform their respective end users of their respective repair bureau telephone number(s) to access such bureaus. In the event that either Party receives a misdirected repair call, the Parties agree to employ the following procedures for handling such calls:

     (a) To the extent the correct provider can be determined, misdirected repair calls will be referred to the proper provider of local exchange service in a courteous manner, at no charge, and the end user will be provided the correct contact telephone number.

     (b) In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers or to market services, nor shall they initiate extraneous communications beyond the direct referral to the correct repair telephone number.

20.0 OTHER SERVICES 271(c)(B)(2)(vii) and 271(c)(2)(B)(viii)

     20.1 WHITE PAGES. In accordance with Section 271 (c)(2)(B)(viii) of the Act, SWBT will make nondiscriminatory access to White Pages service available under the terms and conditions of Appendix WP, attached hereto and incorporated by reference.

     20.2 CALLING NAME INFORMATION. The Parties shall provide, on mutually agreeable and reciprocal terms, each other with access to Calling Name information of their respective end users whenever one Party initiates a query from a Signaling System Point for such information associated with a call terminating to an end user who subscribes to a calling name service. SWBT will provide Calling Name Information in accordance with and under the terms and conditions of Appendix CNAM, attached hereto and incorporated by reference.

     20.3 BILLING/COLLECTING/REMITTING. The Parties will jointly agree to terms and conditions for Billing, Collecting and Remitting for alternated billed local message as described in Appendix BCR, attached hereto and incorporated by reference.

     20.4 911 AND E911 SERVICES. Pursuant to Section 271 (c)(2)(B)(vii) of the Act, SWBT will make nondiscriminatory access to 911 and E911 services available under the terms and conditions of Appendix 911, attached hereto and incorporated by reference.

     20.5 DIRECTORY ASSISTANCE (DA). Pursuant to Section 271 (c)(2)(B)(vii)(II) of the Act, SWBT will provide nondiscriminatory access to DA services under the terms and conditions identified in Appendix DA, attached hereto and incorporated by reference.

     20.6 OPERATOR SERVICES. Pursuant to Section 271 (c)(2)(B)(vii)(III) of the Act, SWBT shall provide nondiscriminatory access to Operator Services under the terms and conditions identified in Appendix OS, attached hereto and incorporated by reference.

     20.7 CLEARINGHOUSE SERVICES. To the extent requested by DTI, SWBT shall provide for the tracking of message revenues from certain messages to facilitate the transfer of revenues between the billing company the earning company through the Clearinghouse Services provided by SWBT pursuant to the terms and conditions in Appendix CH, attached hereto and incorporated by reference.

     20.8 HOSTING. At DTI's request, SWBT shall perform hosting responsibilities for the provision of billable message data and/or access usage data received from an DTI for distribution to the appropriate billing and/or processing location or for delivery to an DTI of such data via SWBT's internal network or the nationwide CMDS network pursuant to Appendix HOST, attached hereto and incorporated by reference.

     20.9 SIGNALING SYSTEM 7 INTERCONNECTION. At DTI's request, SWBT shall perform SS7 interconnection services for DTI pursuant to Appendix SS7, attached hereto and incorporated by reference.

21.0 GENERAL RESPONSIBILITIES OF THE PARTIES

     21.1 SWBT and DTI shall each use their best efforts to meet the Interconnection Activation Dates.

     21.2 Each Party is individually responsible to provide facilities within its network that are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with SWBT's network as referenced in Bellcore's BOC Notes on LEC Networks Practice No. SR-TSV-002275, and to terminate the traffic it receives in that standard format to the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

     21.3 Neither Party shall use any service related to or use any of the services or elements provided in this Agreement in any manner that interferes with other persons in the use of their service, prevents other persons from using their service, or otherwise impairs the quality of service to other carriers or to either Party's end users, and either Party may discontinue or refuse service, but only for so long as the other Party is violating this provision. Upon such violation, either Party shall provide the other Party notice of the violation at the earliest practicable time.

     21.4 Each Party is solely responsible for the services it provides to its end users and to other Telecommunications Carriers.

     21.5 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

     21.6 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g. workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

     21.7 In addition to its indemnity obligations under Section 26.0, each Party shall provide, in its tariffs and contracts with its end users that relate to any Telecommunications Service provided or contemplated under this Agreement, that in no case shall such Party or any of its agents, contractors or others retained by such parties be liable to any end user or third party for (i) any Loss relating to or arising out of this Agreement, whether in contract or tort, that exceeds the amount such Party would have charged the applicable end user for the service(s) or function(s) that gave rise to such Loss, and (ii) any Consequential Damages.

     21.8 Unless otherwise stated, each Party will render a monthly bill to the other for service(s) provided hereunder. Remittance in full will be due within thirty (30) days of that billing date. Interest shall apply on overdue amounts (other than disputed amounts which are subject to Section 30.12) at the rate specified in Section 30.12, unless otherwise specified in an applicable tariff. Each Party reserves the right to net delinquent amounts against amounts otherwise due the other.

     21.9 SWBT is participating with the industry to develop standardized methods through the OBF and shall implement ordering and billing formats/processes consistent with industry guidelines as capabilities are deployed. Where such guidelines are not available or SWBT decides not to fully utilize industry guidelines, SWBT will provide DTI with information on its ordering and billing format/process and requirements at the earliest practicable time.

22.0 EFFECTIVE DATE, TERM, AND TERMINATION

     22.1 This Agreement shall be effective ten (10) days after approval by the Commission when it has determined that the Agreement complies with Sections 251 and 252 of the Act ("Effective Date").

     22.2 The initial term of this Agreement shall be one (1) year (the "Term") which shall commence on the Date of Execution. Absent the receipt by one Party of written notice from the other Party at least sixty (60) days prior to the expiration of the Term to the effect that such Party does not intend to extend the Term of this Agreement, this Agreement shall automatically renew and remain in full force and effect on and after the expiration of the Term until terminated by either Party pursuant to Section 22.3, below.

     22.3 Either Party may terminate this Agreement in the event that the other Party fails to perform a material obligation that disrupts the operation of either Party's network and/or end user service and fails to cure such material nonperformance within forty-five (45) days after written notice thereof.

     22.4 If pursuant to Section 22.2, above, this Agreement continues in full force and effect after the expiration of the Term, either Party may terminate this Agreement ninety (90) days after delivering written notice to the other Party of its intention to terminate this Agreement, subject to Section 22.5, below. Neither Party shall have any liability to the other Party for termination of this Agreement pursuant to this Section 22.4 other than its obligations under Section 22.5, below.

     22.5 Upon termination or expiration of this Agreement in accordance with this Section 22.0, above:

     (a) each-Party shall comply immediately with its obligations set forth in
Section 30.6, below; and

     (b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement; and

     (c) each Party 's indemnification obligations shall survive.

     22.6 If upon expiration or termination, the Parties are negotiating a successor agreement; during such period, each Party shall continue to perform its obligations and provide the services described herein that are to be included in the successor agreement until such time as the latter agreement becomes effective; provided however, that if the Parties are unable to reach agreement within six (6) months after termination or expiration of this Agreement, either Party has the right to submit this matter to the Commission for resolution. Until a survivor agreement is reached or the Commission resolves the matter, whichever is sooner, the terms, conditions, rates, and charges stated herein will continue to apply, subject to a true-up based on the Commission action, if any.

     22.7 Except as set forth in Section 28.5, below, no remedy set forth in this Agreement is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under applicable law or otherwise.

23.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, NEITHER SWBT NOR DTI ASSUMES RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

24.0 CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION

     Each Party will abide by applicable state or federal laws and regulations in obtaining end user authorization prior to changing end user's local service provider to itself and in assuming responsibility for any applicable charges as specified in Section 258 (b) of the Telecommunications Act of 1996. The Parties shall make authorization available to each other upon request and at no charge. Only an end user can initiate a challenge to a change in its local exchange service provider. If an end user notifies SWBT or DTI that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user. When an end user changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the end user's direction or the end user's authorized agent. Further, when an end user abandons the premise, SWBT is free to reclaim the unbundled network element facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

25.0 SEVERABILITY

     25.1 The Parties negotiated the services, arrangements, Interconnection, terms and conditions of this Agreement by the Parties as a total arrangement and are intended to be nonseverable, subject only to Section 30.16 of this Agreement.

     25.2 In the event the Commission, the FCC, or a court rejects any portion or determines that any provision of this Agreement is contrary to law, or is invalid or unenforceable for any reason, the Parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other party during such period if to do so would disrupt existing service being provided to an end user. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

26.0 INTELLECTUAL PROPERTY

     LSP is responsible for obtaining any license or right to use agreement associated with a Unbundled Network Element purchased from SWBT. SWBT will provide a list of all known and necessary licenses or right to use agreements applicable to the subject Network Element(s) within seven days of a request for such a list by LSP. SWBT agrees to use its best efforts to facilitate the obtaining of any necessary license or right to use agreement. SWBT makes no warranties, express or implied, concerning LSP's (or any third party's) rights with respect to intellectual property (including with limitation, patent, copyright, and trade secret rights) or contract rights associated with LSP's rights to interconnect with SWBT's network and to Unbundled Network Elements.

27.0. INDEMNIFICATION

     27.1 Except as otherwise provided herein or in specific appendices, each Party shall be responsible only for service(s) and facility(ies) which are provided by that Party, its authorized agents, subcontractors, or others retained by such parties, and neither Party shall bear any responsibility for the service(s) and facility(ies) provided by the other Party, its agents, subcontractors, or others retained by such parties.

     27.2 Except as otherwise provided herein or in specific appendices, and to the extent not prohibited by law and not otherwise controlled by tariff, each Party (the "Indemnifying Party") shall defend and indemnify the other Party (the "Indemnified Party") and hold such Indemnified Party harmless against any Loss to a third party arising out of the negligence or willful misconduct by such Indemnifying Party, its agents, its end user, contractors, or others retained by such parties, in connection with the indemnifying provision of services or functions under this Agreement.

     27.3 In the case of any Loss alleged or made by an end user of either Party, the Party whose end user alleged or made such Loss (Indemnifying Party) shall defend and indemnify the other Party (Indemnified Party) against any and all such claims or Loss by its end users regardless of whether the underlying service was provided or unbundled element was provisioned by the Indemnified Party, unless the Loss was caused by the gross negligence or intentional misconduct of the other (Indemnified) Party.

     27.4 LSP agrees to indemnify, defend and hold harmless SWBT from any Loss arising out of SWBT's provision of 911 services or out of LSP's end users' use of the 911 service, whether suffered, made, instituted, or asserted by LSP or its end users, including for any personal injury or death of any person or persons, except for Loss which is the direct result of SWBT's own negligence or willful misconduct.

     27.5 Each Party shall be indemnified, defended and held harmless by the other Party against any Loss arising from a Party's use of services or elements provided under this Agreement involving: tort claims, including claims for libel, slander, invasion of privacy, or infringement of copyright arising from a Party's own communications or the communications of its end users.

     27.6 SWBT shall be indemnified, defended, and held harmless by the LSP for claims for patent, trademark, infringement or other infringement or intellectual property rights, arising from the LSP's use of services or unbundled elements provided under this Agreement.

     27.7 The Indemnifying Party agrees to defend any suit brought against the Indemnified Party for any Loss identified in this Section or specific appendices. The Indemnified Party agree to notify the Indemnifying Party promptly in writing of any written claims, lawsuits or demands for which the Indemnifying Party may be responsible under this Agreement. The Indemnified Party shall cooperate in every reasonable way to facilitate defense or settlement. The Indemnifying Party shall have the right to control and conduct the defense and settlement of any action or claim subject to the consultation of the Indemnified Party. The Indemnifying Party shall not be responsible for any settlement unless the Indemnifying Party approved such settlement in advance and agrees to be bound by the settlement agreement.

28.0 LIMITATION OF LIABILITY

     28.1 Except for indemnity obligations under this Agreement, or except as otherwise provided in specific appendices, each Party's liability to the other Party for any Loss relating to or arising out of any negligent act or omission in its performance under this Agreement, whether in contract or tort, shall not exceed in total the amount SWBT or LSP has to or would have charged the other Party for the affected service(s) or function(s) which were not performed or were otherwise improperly performed.

     28.2 Except for Losses alleged or made by an end user of either Party, or except as otherwise provided in specific appendices, in the case of any Loss alleged or made by a third party arising under the negligence or willful misconduct of both Parties, each Party shall bear, and its obligation under this section shall be limited to, that portion (as mutually agreed to by the Parties) of the resulting expense caused by its own negligence or willful misconduct or that of its agents, servants, contractors, or others acting in aid or concert with it.

     28.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental, or punitive damages, including but not limited to, loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted, or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages; provided that the foregoing shall not limit a Party's obligation under this Agreement to indemnify, defend, and hold the other Party harmless against any amounts payable to a third party, including any losses, costs, fines, penalties, criminal or civil judgments or settlements, expenses (including attorney's fees) and Consequential Damages of such third party.

29.0 LIQUIDATED DAMAGES FOR SPECIFIED ACTIVITIES

     29.1 CERTAIN DEFINITIONS. When used in this Section 29.0, the following terms shall have the meanings indicated:

          29.1.1 "SPECIFIED PERFORMANCE BREACH" means the failure by SWBT to meet the Performance Criteria for any Specified Activity for a period of three (3) consecutive calendar months.

          29.1.2 "Specified Activity" means any of the following activities:

          (i) the installation by SWBT of unbundled elements associated with DTI end user Lines;

          (ii)  SWBT's provision of Interim Number Portability; or

          (iii) the repair of out of service problems for DTI ("Out of Service Repairs").

     29.1.3 "Performance Criteria" means, with respect to each calendar month during the term of this Agreement, the performance by SWBT during such month of each Specified Activity shown below within the time interval shown in at least eighty percent (80%) of the covered instances:

     SPECIFIED ACTIVITY              PERFORMANCE INTERVAL DATE
     (i) DTI END USER LINES
    1-l0 Lines per Service Order     five (5) business days from SWBT's
                                     Receipt of valid Service Order

    11-20 Lines per Service Order    ten (10) business days from SWBT's
                                     Receipt of valid Service Order

    21+ Lines per Service Order      To Be Negotiated

    (ii) INTERIM NUMBER PORTABILITY

    1-10 Numbers per Service Order   five (5) business days from SWBT's
                                     Receipt of valid Service Order

    11-20 Numbers per Service Order  ten (10) business days from SWBT's
                                     Receipt of valid Service Order

    21+ Numbers per Service Order    To be Negotiated

    (iii) OUT-OF-SERVICE REPAIRS     Less than twenty-four (24) hours from
                                     SWBT's Receipt of Notification of Out-
                                     of-Service Condition

     29.2 SPECIFIED PERFORMANCE BREACH. In recognition of the: (1) loss of end user opportunities, revenues and goodwill which DTI might sustain in the event of a Specified Performance Breach; (2) the uncertainty, in the event of such a Specified Performance Breach, of DTI having available to it customer opportunities similar to those opportunities currently available to DTI; and
(3) the difficulty of accurately ascertaining the amount of damages DTI would sustain in the event of such a Specified Performance Breach, SWBT agrees to pay DTI, subject to Section 29.4 below, damages as set forth in Section 29.3 below in the event of the occurrence of a Specified Performance Breach.

     29.3 LIQUIDATED DAMAGES. The damages payable by SWBT to DTI as a result of a Specified Performance Breach shall be $25,000 for each Specified Performance Breach (collectively, the "Liquidated Damages"). DTI and SWBT agree and acknowledge that: (a) the

Liquidated Damages are not a penalty and have been determined based upon the facts and circumstances of DTI and SWBT at the time of the negotiation and entering into of this Agreement, with due regard given to the performance expectations of each Party; (b) the Liquidated Damages constitute a reasonable approximation of the damages DTI would sustain if its damages were readily ascertainable; and (c) DTI shall not be required to provide any proof of the Liquidated Damages.

     29.4 LIMITATIONS. In no event shall SWBT be liable to pay the Liquidated Damages if SWBT's failure to meet or exceed any of the Performance Criteria is caused, directly or indirectly, by a Delaying Event. A "Delaying Event" means:
(a) a failure by DTI to perform any of its obligations set forth in this Agreement (including, without limitation, the Implementation Schedule and the Joint Implementation Process); (b) any delay, act or failure to act by an end user, agent or subcontractor of DTI; (c) any Force Majeure Event; or (d) for INP, where memory limitations in the switch in the SWBT serving office cannot accommodate the request. If a Delaying Event: (i) prevents SWBT from performing a Specified Activity, then such Specified Activity shall be excluded from the calculation of SWBT's compliance with the Performance Criteria; or (ii) only suspends SWBT's ability to timely perform the Specified Activity, the applicable time frame in which SWBT's compliance with the Performance Criteria is measured shall be extended on an hour-for-hour or day-for-day basis, as applicable, equal to the duration of the Delaying Event.

     29.5 SOLE REMEDY. The Liquidated Damages shall be the sole and exclusive remedy of DTI for SWBT's breach of the Performance Criteria or a Specified Performance Breach as described in this Section 28.0 and shall be in lieu of any other damages or credit DTI might otherwise seek for such breach of the Performance Criteria or a Specified Performance Breach through any claim or suit brought under any contract or tariff.

     29.6 RECORDS. SWBT shall maintain complete and accurate records, on a monthly basis, of its performance under this Agreement of each Specified Activity and its compliance with the Performance Criteria. SWBT shall provide to DTI such records in a self-reporting format on a monthly basis. Notwithstanding Section 31.6.1, below, the Parties agree that such records shall be deemed "Proprietary Information" under Section 31.6, below.

30.0 REGULATORY APPROVAL

     30.1 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties believe in good faith and agree that the services to be provided under this Agreement satisfy the specifically mentioned sections of the Act and are in the public interest. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification.

      30.2 The Parties agree that the performance of the terms of this Agreement will satisfy SWBT's obligation to provide Interconnection under Section 251 of the Act, and the requirements of the Competitive Checklist, under Section 271 of the Act. DTI represents that it is, or intends to become, a provider of Telephone Exchange Service to residential and business subscribers offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the use of unbundled Network Elements purchased from another entity and the resale of the Telecommunications Services of other carriers.


31.0  MISCELLANEOUS

      31.1  AUTHORIZATION.


      (a) SWBT is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder.

      (b) DTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

      31.2 COMPLIANCE AND CERTIFICATION.

      31.2.1 Each Party shall comply with all federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

      31.2.2 Each Party warrants that it has obtained all necessary state certification required in those states in which it has ordered services from the other Party pursuant to this Agreement. Upon request by any state governmental entity, each Party shall provide proof of certification.

      31.2.3 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the Communications Law Enforcement Act ("CALEA"). Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

      31.3  LAW ENFORCEMENT.

      31.3.1  SWBT and DTI shall handle law enforcement requests as follows:

     (a) Intercept Devices: Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an end user of the other Party, it shall refer such request to the Party that serves such end user, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's facilities, in which case that Party shall comply with any valid request.

     (b) Subpoenas: If a Party receives a subpoena for information concerning an end user the Party knows to be an end user of the other Party, it shall refer the subpoena to the requesting party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the Party was the end user's service provider, in which case the Party will respond to any valid request.

     (c) Emergencies: If a Party receives a request from a law enforcement agency for temporary number change, temporary disconnect, or one-way denial of outbound calls for an end user of the other Party by the receiving Party's switch, that Party will comply with an valid emergency request. However, neither Party shall be held liable for any claims or damages arising from compliance with such requests on behalf of the other Party's end user and the Party serving such end user agrees to indemnify and hold the other Party harmless against any and all such claims.

     31.4 INDEPENDENT CONTRACTOR. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

     31.5 FORCE MAJEURE. Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations related to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause of nonperformance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

     31.6 CONFIDENTIALITY.

     31.6.1 All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data; (i) furnished by one Party (the "Disclosing Party") to the other Party (the "Receiving Party") dealing with customer-specific, facility-specific, or usage-specific information, other than customer information communicated for the purpose of publication or directory database inclusion, 911, call processing, billing or settlement or as otherwise mutually agreed upon; or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary;" or (iii) communicated orally and declared to the Receiving Party at the time of delivery, or by written notice given to the Receiving Party within ten (10) days after declaration to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the Disclosing Party.

     31.6.2 Upon request by the Disclosing Party, the Receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic, or otherwise. In the event of the expiration or termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement.

     31.6.3 Each Party shall keep all the other Party's Proprietary Information confidential in the same manner in which it keeps its own Proprietary Information confidential, and shall use the other Party's Proprietary Information only for performing the covenants contained in the Agreement and shall disclose such Proprietary Information only to those employees, contractors, agents or Affiliates who have a need to know. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

     31.6.4 Unless otherwise agreed, the obligations of confidentiality and nonuse set forth in the Agreement do not apply to such Proprietary Information that:

     (a) was at the time of receipt, already known to the Receiving Party, free of any obligation to keep confidential and evidenced by written records prepared prior to delivery by the Disclosing Party;

     (b) is, or becomes publicly known through no wrongful act of the receiving Party;

     (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information;

     (d) is independently developed by an employee, agent, or contractor of the Receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information;

     (e) is disclosed to a third person by the Disclosing Party without similar restrictions on such third person's rights;

     (f) is approved for release by written authorization of the Disclosing
Party;

     (g) is required to be made public by the Receiving Party pursuant to applicable law or regulation provided that the Receiving party shall provide the Disclosing Party with written notice of such requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with Section 31.6 with respect to all or part of such requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain. Notwithstanding the foregoing, SWBT shall be entitled to disclose confidential information on a confidential basis to regulatory agencies upon request for information as to SWBT's activities under the Act.

     31.6.5 Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

     31.6.6 Pursuant to Section 222(b) of the Act, both parties agree to limit their use of Proprietary Information received from the other to the permitted purposed identified in the Act.

     31.7 GOVERNING LAW. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the FCC, the exclusive jurisdiction and remedy for all such claims shall be as provided for by the FCC and the Act. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the Commission, the exclusive jurisdiction for all such claims shall be with such Commission, and the exclusive remedy for such claims shall be as provided for by such Commission. In all other respects, this Agreement shall be governed by the domestic laws of the State of Missouri without reference to conflict of law provisions.

     31.8 TAXES.

     31.8.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees, or surcharges (hereinafter "Tax") imposed on or with respect to the services provided by or to such Party, except for any Tax on either party's corporate existence, status, or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing party shall furnish the providing party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certification. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certificate.

     31.8.2 With respect to any purchase of services, facilities or other arrangements, if any Tax is required or permitted by applicable law to be collected from the purchasing party by the providing party, then: (i) the providing party shall bill the purchasing party for such Tax; (ii) the purchasing party shall remit such Tax to the providing party; and (iii) the providing party shall remit such collected Tax to the applicable taxing authority.

     31.8.3 With respect to any purchase hereunder of services, facilities or arrangements that are resold to a third party, if any Tax is imposed by applicable law on the end user in connection with any such purchase, then: (i) the purchasing party shall be required to impose and/or collect such Tax from the end user; and (ii) the purchasing party shall remit such Tax to the applicable taxing authority. The purchasing party agrees to indemnify and hold harmless the providing party on an after-tax basis for any costs incurred by the providing party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing party due to the failure of the purchasing party to pay or collect and remit such tax to such authority.

     31.8.4 If the providing party fails to collect any Tax as required herein, then, as between the providing party and the purchasing party: (i) the purchasing party shall remain liable for such uncollected Tax; and (ii) the providing party shall be liable for any penalty and interest assessed with respect to such uncollected Tax by such authority. However, if the purchasing party fails to pay any taxes properly billed, then, as between the providing party and the purchasing party, the purchasing party will be solely responsible for payment of the taxes, penalty and interest.

     31.8.5 If the purchasing party fails to impose and/or collect any Tax from end users as required herein, then, as between the providing party and the purchasing party, the purchasing party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing party has agreed to pay or impose on and/or collect from end users, the purchasing party agrees to indemnify and hold harmless the providing party on an after-tax basis for any costs incurred by the providing party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing party to pay or collect and remit such Tax to such authority.

     31.9 NON-ASSIGNMENT. This Agreement shall be binding upon every subsidiary and Affiliate of either Party that is engaged in providing Telephone Exchange and Exchange Access services in any territory within which SWBT is an Incumbent Local Exchange Carrier as of the date of this Agreement (the "SWBT Territory") and shall continue to be binding upon all such entities regardless of any subsequent change in their ownership. Each Party covenants that, if it sells or otherwise transfers to a third party its Telephone Exchange and Exchange Access network facilities within the SWBT Territory, or any portion thereof, to a third party, it will require as a condition of such transfer that the transferee agree to be bound by this Agreement with respect to services provided over the transferred facilities. Except as provided in this paragraph, neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party; provided that each Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prompt written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

     31.10 NON-WAIVER. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

     31.11 AUDITS. Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

     31.11.1 Upon reasonable written notice and at its own expense, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct an audit of the other Party to give assurances of compliance with the provisions of this Agreement; provided, that neither Party may request more than two (2) such audits within any twelve (12) month period. This includes on-site audits at the other Party's or the Party's vendor locations. Each Party, whether or not in connection with an audit, shall maintain reasonable records for a minimum of twenty-four (24) months and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement.

Each Party's right to access information for audit purposes is limited to data not in excess of twenty-four (24) months in age.

     31.12 DISPUTED AMOUNTS.

     31.12.1 No claims, under this Agreement or its Appendices, shall be brought for disputed amounts more than twenty-four (24) months from the date of occurrence which gives rise to the dispute. Under this Section 31.12, if any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due: (i) all undisputed amounts to the Billing Party; and (ii) all Disputed Amounts to Billing Party.

     31.12.2 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within sixty (60) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative who has authority to settle the dispute and who is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute.

     31.12.3 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to Section 30.12.2, above, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity. The Commission may direct release of any or all funds (including any accrued interest) in the escrow account, plus applicable late fees, to be paid to either Party.

     31.12.4 The Parties agree that all negotiations pursuant to this Section
30.12 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

     31.12.5 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of: (i) one and one-half percent (l-1/2%) per month; or (ii) the highest rate of interest that may be charged under applicable law.

     31.13 DISPUTE RESOLUTION.

     31.13.1 No claims shall be brought for disputes arising under this Agreement or its Appendices more than twenty-four (24) months from the date of occurrence which gives rise to the dispute.

     31.13.2 For disputes other than disputed amounts under this Agreement or its Appendices, each Party shall appoint a designated representative as set forth in Section 31.12.2, above, and if unable to resolve the dispute, proceed as set forth in Section 31.12.3, above.

     31.14 NOTICES. Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally; on the date receipt is acknowledged in writing by the recipient if delivered by regular mail; or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Notice may also be provided by facsimile, which shall be effective on the next Business Day following the date of transmission as reflected in the facsimile confirmation sheet. "Business Day" shall mean Monday through Friday, SWBT/DTI holidays excepted. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section, except that notices to a Party's twenty-four (24) hour contact number shall be by telephone and/or facsimile and shall be deemed to have been received on the date transmitted.


       NOTICE CONTACT         DTI CONTACT          SWBT CONTACT
       NAME/TITLE             Richard Weinstein    Jeffrey Fields
       STREET ADDRESS         11111 Dorsett Rd.    One Bell Plaza, 525.07
       CITY, STATE, ZIP CODE  St. Louis, MO 63043  Dallas, TX 75202
       TELEPHONE NUMBER       314-253-6600         214-464-5676
       FAX NUMBER             314-253-6699         214-464-1486


24-HOUR NETWORK MGMT CONTACT DTI CONTACT SWBT CONTACT
NAME/TITLE            Alan Ducheck          NSMC Control
TELEPHONE NUMBER      314-253-6600          1-800-792-2662
FAX NUMBER            314-253-6699          1-972-301-6702

31.15 PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS.

     31.15.1 The Parties agree not to use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly. Nothing herein, however, shall be construed as preventing either Party from publicly stating the fact that it has executed this Agreement with the other Party.

        31.15.2 Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for commercial purposes without prior written approval.

        31.16 SECTION 252(i) OBLIGATIONS. If either Party enters into an agreement (the "Other Agreement") approved by the Commission or FCC pursuant to
Section 252 of the Act (regardless of whether the approved agreement was negotiated or arbitrated) which provides for the provision of arrangements covered in this Agreement to another requesting Telecommunications Carrier, including an Affiliate, such Party shall make available to the other Party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement. At its sole option, the other Party may avail itself of either: (i) the Other Agreement in its entirety; or (ii) the prices, terms and conditions of the Other Agreement that directly relate to any of the following duties as a whole:

     (a) Interconnection - Section 251(c)(2); 252(d)(1); and 271(c)(2)(B(i) of the Act; or

     (b) Exchange Access - Section 251(c)(2) and 271(c)(2)(B)(ii) of the Act;
or

     (c) Unbundling - Section 251(c)(3) and 271(c)(2)(B)(ii) of the Act; or

     (d) Resale - Section 251(c)(4) and 271(c)(2)(B)(xiv) of the Act; or

     (e) Collocation - Section 251(c)(6) and 271(c)(2)(B)(i) of the Act; or

     (f) Number Portability - Section 251(b)(2) and 271(c)(2)(B)(xi) of the Act; or

     (g) Database Access - Section 271(c)(2)(B)(x) of the Act; or

     (h) Access to Rights of Way - Section 251(b)(4) and 271(c)(2)(B)(iii) of the Act; or

     (i) Operator Services - Section 271(c)(2)(B)(vii)(III); or

     (j) Directory Assistance - Section 271(c)(2)(B)(vii)(II).

        31.17 JOINT WORK PRODUCT. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

        31.18 INTERVENING LAW. This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by the Commission. If the actions of Oklahoma or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis for a provision of the contract which is reflective of the

Arbitration Award approved by the Commission, the affected provision shall be invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement. The invalidation, stay, or modification of the pricing provisions of the FCC's First Report and Order in CC Docket No. 96-98 (August 8, 1996) and the FCC's Order on Reconsideration (September 27, 1996) shall not be considered an invalidation, stay, or modification requiring changes to provisions of the Agreement required by the Commission Arbitration Award, in that the FCC's pricing provisions are not the basis for the costing and pricing provisions of the Commission's Arbitration Award.

     31.19 NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

     31.20 NO LICENSE. No license under patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

     31.21 SURVIVAL. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

     31.23 SCOPE OF AGREEMENT. This Agreement is intended to describe and enable specific Interconnection and compensation arrangements between the Parties. This Agreement does not obligate either Party to provide arrangements not specifically provided herein.

     31.24 ENTIRE AGREEMENT. The terms contained in this Agreement and any Schedules, Exhibits, Appendices, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications. This Agreement may only be modified by a writing signed by an officer of each Party.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be
executed as of this    21    day of   August   , 1997  .


Digital Teleport, Inc.                    Southwestern Bell Telephone Company

Signature:/s/ J.W. Sheehy                 Signature:/s/ Larry B. Cooper
----------------------------------------  -------------------------------------------------

Name:          J. W. SHEEHY               Name:               Larry B. Cooper
               -------------------------                      -----------------------------
               (Print or Type)                                (Print or Type)

Title:         Vice President IC Support  Title:              General Manager - Competitive
               -------------------------                      -----------------------------
               (Print or Type)                                Provider Account Team
                                                              -----------------------------
                                                              (Print or Type)

                                  APPENDIX 800

                    ACCESS TO THE TOLL FREE CALLING DATABASE

This Appendix sets forth the terms and conditions under which SWBT provides Access to the Toll Free Calling Database.

I. DESCRIPTION

      A. SWBT's 800 database, an ANSI SS7 call-related database system, receives updates processed from the national Service Management System (SMS). Customer records in the SMS are created or modified by entities known as Responsible Organizations (RespOrg) who obtain access to the SMS via the 800 Service Management System, Tariff F.C.C. No. 1. 800 Service Providers must either become their own RespOrg or use the services of an established RespOrg.
           The services of a RespOrg includes creating and updating 800 records in the SMS to download in the 800 database(s). SWBT does not, either through a tariff or contract, provide RespOrg service.

      B. After the 800 customer record is created in the SMS, the SMS downloads the records to the appropriate databases, depending on the area of service chosen by the 800 subscriber. An 800 customer record is created in the SMS for each 800 number to be activated. The SMS initiates all routing changes to update information on a nationwide basis.

      C. Access to the Toll Free Calling Database allows an LSP to access SWBT's 800 database for the purpose of switch query and database response. Access to the Toll Free Calling Database supports the processing of toll free calls (e.g., 800 and 888) where identification of the appropriate carrier (800 Service Provider) to transport the call is dependent upon the full ten digits of the toll free number (e.g., 1+800+NXX+XXXX). Access to the Toll Free Calling Database includes all 800-type dialing plans (i.e., 800 and 888 [and 877, 866, 855, 844, 833, 822, when available]).

      D. Access to the Toll Free Calling Database provides the carrier identification function required to determine the appropriate routing of an 800 number based on the geographic origination of the call, from a specific or any combination of NPA/NXX, NPA or LATA.

      E.   There are three optional features available with 800 service:
           Designated 10-Digit Translation, Call Validation and Call Handling and Destination.

            1. The Designated 10-Digit Translation feature converts the 800 number into a designated 10-digit number. If the 800 Service Provider provides the designated 10-digit number associated with the 800 number and requests delivery of the designated 10-digit number in place of the 800 number, SWBT will deliver the designated 10-digit number.

            2. The Call Validation feature limits calls to an 800 number to calls originating only from an 800 Subscriber's customized service area. Calls originating outside the area will be screened and an out of band recording will be returned to the calling party.

            3. The Call Handling and Destination feature allows routing of 800 calls based on one or any combination of the following: time of day, day of week, percent allocation and specific 10 digit ANI.

II. TERMS AND CONDITIONS

      A. Access to the Toll Free Calling Database provided under these terms and conditions is only available for use in the provision of telephone exchange and exchange access telecommunications services as specified in the Telecommunications Act of 1996 and any effective rules and regulations of the Federal Communications Commission and the state Public Service Commission.

      B. Access to the Toll Free Calling Database is offered separate and apart from other unbundled network elements necessary for operation of the network routing function addressed in these terms and conditions, e.g., end office 800 SSP functionality and CCS/SS7 signaling. This appendix is separate from the prices, terms, conditions and billing for such related elements, and in no way shall this appendix be construed to circumvent the prices, terms, conditions or billing as specified for such related elements.

      C. LSP shall address its queries to SWBT's database to the alias point code of the STP pair identified by SWBT. LSP's queries shall use subsystem number 0 in the calling party address field and a translations type of 254 with a routing indicator set to route on global title. LSP acknowledges that such subsystem number and translation type values are necessary for SWBT to properly process queries to its 800 database.

      D. Each Party warrants to the other that it shall send queries and SS7 messages conforming to the ANSI approved standards for SS7 protocol and pursuant to the Specifications and Standards documents attached and incorporated herein in Exhibit I. Both Parties acknowledge that transmission in said protocol is necessary for each Party to provision Access to the Toll Free Calling Database (or the equivalent thereof). Each Party reserves the right to modify its network pursuant to other specifications and standards, which may include Bellcore Specifications defining specific service applications, message types and formats, that may become necessary to meet the prevailing demands within the U.S. telecommunications industry. All such changes shall be announced in accordance with the then prevailing industry standard procedures. Each party shall work cooperatively to coordinate any necessary changes.

      E. LSP acknowledges and agrees that CCS/SS7 network overload due to extraordinary volumes of queries and/or other SS7 network messages can and will have a detrimental effect on the performance of SWBT's CCS/SS7 network and its 800 database. LSP further agrees that SWBT, at its sole discretion, may employ certain automatic and/or manual overload controls within SWBT's CCS/SS7 network to guard against these detrimental effects. SWBT shall report to the LSP any instances where overload controls are invoked due to the LSP's CCS/SS7 network. LSP shall take immediate, corrective actions as are necessary to cure the conditions causing the overload situation.

      F. During periods of 800 database system congestion, SWBT shall utilize an automatic code gapping procedure to control congestion that may affect the service of all customers of SWBT's 800 database. The automatic code gapping procedure used by SWBT shall tell LSP's switch the gap (how long LSP's switch should wait before sending another query) and the duration (how long the switch should continue to perform gapping). For example, during an overload condition, the automatic code gapping procedure shall tell SWBT's 800 database when to begin to drop one out of three queries received. This code gapping procedure shall be applied uniformly to all users of SWBT's 800 database. SWBT reserves the right to manually invoke the automatic code gapping procedure to control congestion.

      G. Prior to SWBT initiating service under this Appendix, LSP shall provide an initial forecast of busy hour query volumes. LSP shall update its busy hour forecast for each upcoming calendar year (January - December) by October 1 of the preceding year. LSP shall provide such updates each year for the first three (3) years of this Appendix. If, prior to the establishment of a mutually agreeable service effective date, in writing, SWB, at its discretion, determines that it lacks adequate processing capability to provide Access to the Toll Free Calling Database to LSP, SWBT shall notify LSP of SWBT's intent not to provide the services under this Appendix and this Appendix will be void and have no further effect.

      H. LSP shall from time to time at SWBT's request, provide additional forecasted information as deemed necessary by SWBT for network planning in connection with this offering.

      I. SWBT shall test the Access to the Toll Free Calling Database in conjunction with CCS/SS7 Interconnection Service (e.g., SS7 Appendix) as outlined in Bellcore Technical References TR-NWT-000533, TR-NWT-000954, TR-TSV-000905, and TP 76638.

      J. LSP shall only use Access to the Toll Free Calling Database to determine the routing requirements for originating 800 calls. Neither the LSP nor carrier customers of the LSP if the LSP is acting on behalf of other carriers, shall use the database information to copy, store, maintain or create any table or database of any kind or for any purpose. If the LSP acts on behalf of other carriers to access SWBT's Toll Free Calling Database, LSP shall prohibit such carriers from copying, storing, maintaining, or creating any table or database of any kind from any response provided by SWBT after a query to SWBT's Toll Free Calling Database. LSP shall only use this network element in connection with the provision of telephone exchange and exchange access services.

      K. LSP shall ensure that it has sufficient link capacity and related facilities to handle its signaling and toll free traffic without adversely affecting other network subscribers.

      L. SWBT shall provide Access to the Toll Free Calling Database as set forth in this Appendix only as such elements are used for LSP's activities on behalf of its Oklahoma local service customers where SWBT is the incumbent local exchange carrier. LSP agrees that any other use of SWBT's Toll Free Calling Database for the provision of 800 database service by LSP will be pursuant to the terms, conditions, rates, and charges of SWBT's effective tariffs, as revised, for 800 database services.

      M. This Appendix shall become effective on_________ and shall continue for one (1) year from the effective date of implementation of Access to the Toll Free Calling Database. Thereafter, this Appendix shall remain in effect unless terminated by either party upon written notice given sixty (60) days in advance of the termination date.

      N. Ordering and billing inquiries for the elements described herein shall be directed to the Local Service Provider Service Center (LSPSC). Ordering shall be done through the LSPSC using the standard LSP order form and SWBT CCS7-2 Form, if applicable.

III. RATE REGULATIONS

      A. LSP shall pay a Local Service Order Request Charge for each LSP request for service order activity to establish Access to the Toll Free Calling Database.

      B. LSP shall pay the rates for Access to the Toll Free Calling Database, as described in Section III D. These rates and charges will apply for one (1) year from the service effective date for each exchange. After one (1) year, SWBT may change the rates upon sixty (60) days' notice. SWBT may first give such notice sixty days before the end of the first year.

      C. LSP shall pay a nonrecurring charge when an LSP establishes or changes a signaling point code. The rates and charges for Signaling Point Code(s) are described in the SS7 Appendix. This charge also applies to point code information provided by LSPs allowing other telecommunications providers to use the LSP's SS7 signaling network.

      D. Prices for the four rate elements associated with Access to the Toll Free Calling Database are as follows:

        1.   Toll Free Database Query Rate Element         $0.000712
        2.   Designated 10-Digit Translation Rate Element  NC
        3.   Call Validation Rate Element                  NC
        4.   Call Handling and Destination Rate Element    $0.000119


      E. LSP shall pay the Toll Free Database query rate for each query received and processed by SWB's database. When applicable, the charge for the additional features (Designated 10-Digit Translation, Call Validation and Call Handling and Destination) are per query and in addition to the Toll Free Database query charge, and will also be paid by LSP.

IV. MONTHLY BILLING

      SWBT shall render monthly billing statements to the LSP, and remittance in full will be due within thirty (30) days of receipt.

                                  APPENDIX 800

                                   EXHIBIT I



                          SPECIFICATIONS AND STANDARDS

Description of Subject Area
---------------------------                     Document Number
and Issuing Organization
------------------------
Bellcore, SS7 Specifications                    TR-NWT-000246
                                                TR-NWT-000271
                                                TR-NWT-000533
Bellcore, CCS Network Interface Specifications  TR-TSV-000905
                                                TP 76638
                                                TR-NWT-000954

                            APPENDIX 911 - OKLAHOMA

                 Terms and Conditions for Providing Connection

                   to E911 Universal Emergency Number Service

This appendix between SWBT and LSP sets forth the terms and conditions upon which SWBT will provide LSP's connection to E911 Universal Emergency Number Service.

DEFINITIONS

The following definition is in addition to those in the Oklahoma General Exchange Tariffs referenced below:

      Independent Exchange Company (IEC): A local exchange telephone company, including Local Service Providers (LSPs) who are certified by the state commission, other than Southwestern Bell Telephone Company. An IEC may also be a customer for Universal Emergency Number Service in order to provide that service or elements of that service to legally authorized agencies within the IEC's serving area.

TERMS AND CONDITIONS

The following is in addition to those terms and conditions in the Oklahoma General Exchange Tariffs referenced below:

      The Universal Emergency Number Service may be provided by
      Southwestern Bell Telephone Company or jointly by Southwestern Bell Telephone Company and an IEC.

      SWBT shall provide LSP with a file containing the Master Street Address Guide (MSAG) for the exchanges or communities specified in
      Exhibit I, in accordance with the methods and procedures described in the document "Operating Methods for Downloading and Maintaining End User Records in SWBT's DBMS". SWBT shall provide LSP additional files with the entire MSAG, including subsequent additions or updates to the MSAG in accordance with the intervals specified in Exhibit I. In addition, SWBT shall provide LSP with a statistical report in a timely fashion and in accordance with the methods and procedures described in the above mentioned document, for each file downloaded by LSP to SWBT's DBMS, so that LSP may ensure the accuracy of the end user records. LSP will attest it has been provided a copy of the document referenced above.

      At a reasonable time prior to the establishment of E911 Service, LSP shall download and maintain thereafter all information required to establish records necessary for furnishing connection to E911 Service and shall promptly notify SWBT in writing of any changes to be made to such records. LSP shall adopt and comply with operating methods applicable to downloading and maintaining LSP's end user records in SWBT's DBMS, as set forth in the document referenced in the paragraph above.

      LSP acknowledges that its end users in a single local calling scope may be served by different PSAPs, and LSP shall be responsible for providing facilities to route calls from its end users to the proper E911 Control Office(s).

      LSP shall connect its switches to the E911 Control Office by one-way outgoing CAMA trunks dedicated for originating 911 emergency service calls.

      The parties agree that the E911 service is provided for the use of the E911 Customer, and recognizes the authority of the E911 Customer to establish service specifications and grant final approval (or denial) of service configurations offered by SWBT and the LSP. The terms and conditions of this appendix represent a plan for providing E911 service, for which LSP must obtain documentation of approval from the appropriate E911 Customer(s) which have jurisdiction in the area(s) in which LSP's customers are located. LSP shall provide such documentation to SWBT prior to the use of LSP's E911 connection for actual emergency calls.

      Both parties agree to designate a representative who shall have the authority to execute additional exhibits to this Appendix when necessary to accommodate expansion of the geographic area of LSP into the jurisdiction of additional PSAPs or to increase the number of CAMA trunks. The designated representative for SWBT is Jeff Fields and for LSP is Richard Weinstein.

      The terms and conditions of this appendix are subject to renegotiation in the event that the E911 Customer orders changes to the E911 service that necessitate revision of this appendix.

RATES, TERMS AND CONDITIONS

E911 Universal Emergency Number Service will be provided utilizing the rates, terms and conditions set forth in the following Oklahoma tariff, in addition to those terms and conditions described previously in this Appendix:

     SWBT's General Exchange Tariff Section 36 - 911 Emergency Number Service

                          EXHIBIT I to APPENDIX 9-1-1

        LSP SERVING AREA DESCRIPTION AND E9-1-1 INTERCONNECTION DETAILS

LSP NAME        LSP "OCN"    LSP Switch        Switch Type        LSP NPA/NXX(s)
& CONTACTS                   Name & Addr.                         included

                                               CLLI Code          #9-1-1 Trunks
                                                                  Requested
E9-1-1          LSP Telco ID
Manager
                                               "Connect Signal"   "Default" PSAP
                                                  Digits(4)
                                                    1 - 1
Database                     Estimated # of        ETST Code
Administrator                EAAs

                LSP Service Area Definition:
Switch Site Contact


          SWBT E9-1-1 SYSTEM CONFIGURATION ASSOCIATED WITH DESIGNATED
                             E9-1-1 CONTROL OFFICE

 E9-1-1 CONTROL              PSAPs INCLUDED IN     COMMUNITY        E9-1-1
        OFFICE:                                                    CUSTOMER and
     CLLI Code:              9-1-1 SERVICE PLAN    for MSAG PULL(3) AGENCY TYPE
                                                                     (see legend
                                                                        below)

E9-1-1 Features
      Required:

     # of 9-1-1
    Trunks from
           LSP:

    MSAG Update
      Interval:   Monthly




     FOOTNOTES: (1)


                (2)


                (3) MSAG will only include addresses within SWBT exchanges, unless specifically stated otherwise.

                (4)  Refer to network interface specifications in Exhibit III.

"TYPE of AGENCY" LEGEND:
                     HRC = Home Rule City
                     ECD = Emergency Communications District
                     COG = Council of Governments or Regional Planning
                           Commission
                     GLC = General Law City
                    Cnty = County with special provisions (only applies
                           to Dallas County)
                                                                   Date Prepared

                                  APPENDIX AIN

                           AIN CALL RELATED DATABASE

AIN is a Network Architecture that uses distributed intelligence in centralized databases to control call processing and manage network information, rather than performing those functions at every switch.

SWBT will provide LSP access to the SWBT's Service Creation Environment (SCE) to design, create, test and deploy AIN-based features, equivalent to the access it provides to itself, providing that security arrangements can be made. LSP requests to use the SWBT SCE will be subject to request and review procedures to be agreed upon by the Parties.

When LSP utilizes SWBT's Local Switching network element and requests SWBT to provision such network element with a technically feasible AIN trigger, SWBT will provide access to the appropriate AIN Call Related Database for the purpose of invoking either an SWBT AIN feature or a LSP developed AIN feature as per previous section.

When LSP utilizes its own local switch, SWBT will provide access to the appropriate AIN Call Related Database for the purpose of invoking either an SWBT AIN feature or a LSP developed AIN feature as per previous section.

SWBT will provide access to AIN Call Related databases in a nondiscriminatory and competitively neutral manner. Any mediation, static or dynamic, will only provide network reliability, protection, security and network management functions consistent with the access service provided. Any network management controls found necessary to protect the AIN SCP from an overload condition will be applied based on nondiscriminatory guidelines and procedures either (1) resident in the SWBT STP that serves the appropriate AIN SCP or (2) via manual controls that are initiated from SWBT Network Elements. Such management controls will be applied to the specific problem source, where ever that source is, including SWBT, and not to all services unless a problem source cannot be identified.

As requested by LSP, SWBT will provide specifications and information reasonably necessary for LSP to utilize SWBT SCE as provided above.

SWBT SCP will partition and take reasonable steps to protect LSP service logic and data from unauthorized access, execution or other types of compromise, where technically feasible.

                                  APPENDIX BCR

                       BILLING, COLLECTING AND REMITTING

This Appendix sets forth the terms and conditions that apply to those telecommunications services for which charges are billed and collected by one Local Exchange Carrier (LEC) or LSP but earned by another LEC; and to establish procedures for the billing, collecting and remitting of such charges and for compensation for the services performed in connection with the billing, collecting and remitting of such charges.

I. DEFINITIONS

      A.   BellCore Client Company Calling Card and Third Number
           Settlement (BCC CATS) System - Nationwide system used to produce information reports that are used in the settlement of LEC revenues recorded by one BCC (or LEC) and billed to an end user of another BCC (or LEC) as described in accordance with the BellCore Practice BR 981-200-110.

      B. Charges - the amount approved or allowed by the appropriate regulatory authority to be billed to an end user for any of the services described in Section II., rendered by a LEC to an end user.

      C. Compensation - the amount to be paid by one Party to the other Party for billing, collecting and remitting of charges as set forth in Section IV.

      D.   IntraLATA - within a Local Access Transport Area (LATA) -
           IntraLATA messages are those messages, either intrastate or interstate, which originate and terminate within a LATA. The term "IntraLATA messages," as used herein, shall only include those that qualify for the BellCore Client Company BCC CATS process.

      E. InterLATA - between Local Access and Transport Areas (LATAs) as defined in the FCC's CC Docket No. 78-72. InterLATA messages are those messages which originate in one LATA and terminate in a different LATA. The term "InterLATA messages" as used herein, shall only include those that qualify for the BellCore Client Company BCC CATS process.

      F. Local Exchange Carrier (LEC) - as used in this Appendix shall mean those Local Exchange Carriers or Local Service Providers using BCC CATS as a message tracking system.

      G. Local Message - Local messages . are those messages which originate and terminate within the area defined as the local service area of the station from which the message originates.

      H. Revenues - the sum of all or part of the charges as defined above.

II. SCOPE OF APPENDIX

      This Appendix shall apply to procedures for the billing, collecting and remitting of revenues (and compensation to either Party for billing, collecting and remitting of such revenues) derived from the following services:

      A. LEC-carried (traffic transported by facilities belonging to a LEC) local messages of the following types:

           1. Local Message Service Charges Billed to a Calling Card or to a Third Number.

           2. Directory Assistance Calls Charged to a Calling Card or to a Third Number.

           3. Public Land Mobile Radiotelephone Transient-Unit Local Message Service (Mobile Channel Usage Link Charge).

           4. Maritime Mobile Radiotelephone Service and Aviation Radiotelephone Service (Marine, Aircraft, High Speed Train Radio Link Charges).

      B. LEC-carried Interstate IntraLATA and Interstate InterLATA telecommunications services that qualify for and flow through the BCC CATS process as addressed in the BellCore Practice BR 981-200-110, of the following types:

           1. Interstate IntraLATA Toll Service carried by an LEC and charged to a Calling Card or a Third Number.

           2. Interstate InterLATA Toll Service carried by an LEC and charged to a Calling Card or a Third Number.

           3. Radio Link Charges where service is provided by one LEC and billed by another LEC.

III. RESPONSIBILITIES OF THE PARTIES

           A. LSP agrees to bill, collect and remit to SWBT the charges for the services described in Section II. which charges are earned by any LEC (including SWBT), but which are to be billed to end users of the LSP.

           B.   In those cases in which the charges for the services listed in
                Section II. are due any LEC other than SWBT, SWBT will arrange to transfer these and charges to the appropriate company in accordance with accepted industry standards.

           C. Charges for the services listed in Section II. to be billed, collected and by LSP for SWBT's benefit, shall be remitted by LSP to SWBT within 30 days of the date of SWBT's bill to LSP for such services.

           D. SWBT agrees to bill and collect (or to have another LEC bill and collect, where the appropriate), and to remit to LSP, the charges for the services described in Section II., which charges are earned by LSP, but which are to be billed by another LEC (including SWBT) to the end users of that LEC.

           E. Charges for the services listed in Section II. to be billed, collected and remitted by SWBT or another LEC for LSP's benefit, shall be remitted by SWBT to LSP within 30 days of the date of LSP's bill to SWBT for such services.

           F. The full amount of the charges transmitted to either Party for billing, collecting and remitting shall be remitted by the other Party, without setoff, abatement or reduction for any purpose, other than to deduct the compensation, as described in Section IV, due the Party for performing the end user billing function. The Party billing the end user shall be responsible for all uncollectible amounts related to the services described remitted in Section II. Notwithstanding this paragraph, SWBT may net amounts due to LSP under this Appendix against amounts owed to SWBT when SWBT renders a bill to LSP hereunder.

           G. Each Party will furnish to the other such information as may be required for monthly billing and remitting purposes.

IV. COMPENSATION

     A Party performing the services described in Section II.A. will compensate the other Party in the amount of $.08 for each charge billed for any service described in Section II.A. and subsequently remitted pursuant to this Appendix by such other Party to the Party performing the services described in Section II.A. A Party performing the services described in
     Section II.B. will compensate the other Party in the amount of $.05 for each charge billed for any service described in Section II.B. and subsequently remitted pursuant to this Appendix by such other Party to the Party performing the services described in Section II.B. Such compensation shall be paid (unless a Party has collected such compensation as described in Section III.F. above) within 30 days of the date of a bill for such compensation by the Party performing (or which has another LEC perform for it), the billing, collecting and remitting functions described in Section III.

V. SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF THE DATA SUPPLIED BY LSP WHEN THIS DATA IS ACCESSED AND USED BY A THIRD PARTY.

                          APPENDIX CLEARINGHOUSE (CH)

WHEREAS, SWBT operates a Clearinghouse (CH), as described below, for its own behalf and that of participating LECs and LSPs, including LSP; and

WHEREAS, LSP wants to participate in the CH on the terms set forth herein;

The Parties agree to the following:

1.   CLEARINGHOUSE DESCRIPTION

     SWBT operates a CH for the purpose of facilitating the exchange of certain alternatively billed intrastate intraLATA message toll call records and the reporting of settlement revenues owed by and among participating LECs and LSPs, including SWBT and LSP.

2.   QUALIFYING MESSAGE CRITERIA


     The only toll call messages that qualify for submission to SWBT for CH processing are: (a) intrastate intraLATA sent collect (including calling card, collect and third number) messages which are originated in one LEC or LSP exchange, exclusively carried by a LEC or LSP over LEC or LSP facilities and billed to a customer located in a second LEC's or LSP exchange within the same state; or (b) intrastate intraLATA sent collect (but limited to calling card and third number) messages originated in one of SWBT's operating areas (located in parts of Texas, Arkansas, Kansas, Missouri or Oklahoma), exclusively carried by a LEC or LSP over LEC or LSP facilities, and billed to a customer located in a second LEC's or LSP exchange and not in the originating State.

3.   RESPONSIBILITIES OF THE PARTIES

A. LSP agrees that it will provide SWBT with billing records for CH processing that are in an industry standard format acceptable to SWBT and at a minimum will display the telephone number of the end user to whom the call is to be billed, and data about the call sufficient for a carrier to comply with all applicable state regulatory requirements. For purposes of this Attachment, these records ("CH Records") will detail intraLATA toll calls which were originated by use of the single digit access code (i.e., O+ and 0-) in one LEC or LSP exchange but are to be billed to an end user in a second LEC's or LSP exchange. Such records are referred to as category 92 records for CH processing purposes. The term "CH Record" will mean the call detail attributed to a single completed toll message.

     LSP agrees that all CH Records it generates will display indicators denoting whether category 92 Records should be forwarded to SWBT's CH. LSP will retain its originating records for ninety (90) days such that the category 92 Records can be retransmitted to SWBT for CH processing, if needed.

B. SWBT will provide and maintain such systems as it believes are required to furnish the CH service described herein. SWBT, in its capacity as operator of the CH, agrees to retain all CH Records processed through the CH for two (2) years.

C. LSP will timely furnish to SWBT all CH Records required by SWBT to provide the CH service in accordance with the Technical Exhibit Settlement Procedures (TESP) dated DD/MM/YEAR, or as otherwise mutually agreed upon by the Parties. SWBT will provide the CH service in accordance with the TESP, and such modifications as are subsequently agreed upon.

D. Presently, in operating the CH, SWBT relies upon NXX codes to identify messages for transmission to participating billing companies. To the extent any subprocesses are required to settle CH messages due to the use of ported numbers, such subprocessing will be the responsibility of the porting entity.

4. PROCESSING CHARGE

     LSP agrees to pay SWBT a processing charge in consideration of SWBT's performance of CH services. This charge is $.02 per originated CH Record processed on behalf of LSP.

5. BILLING CHARGE

     LSP agrees to pay a $.05 per message charge to the LEC or LSP responsible for billing the message, including SWBT, when SWBT bills the message.

6. SETTLEMENT REPORT

     SWBT will issue monthly reports containing the results of the processing of CH Records to each participating LEC and LSP. These reports list the (a) amounts owed by LSP for billing messages originated by others; (b) amounts due to LSP for LSP-originated messages billed by others; (c) applicable billing charges; and (d) processing charges.

7. RETROACTIVE AND LOST MESSAGES

     The Parties agree that processing of retroactive messages through the CH is acceptable, if such messages utilize the industry standard format for call records, pursuant to Section 3 of this Attachment. The Parties agree that lost messages are the complete responsibility of the originating LEC or LSP. If messages are lost by any Party, and cannot be recreated or retransmitted, the originating LEC or LSP will estimate messages, minutes, and associated revenues based on the best available data. No estimate will be made for messages which are more than two years old at the time the estimate is made. The estimates will be off-line calculations (i.e., not part of the routine CH processing) and will be included as a supplement to the monthly settlement report.

8. LIMITATION OF LIABILITY

     By agreeing to operate the CH, SWBT assumes no liability for any LEC's or LSP's receipt of appropriate revenues due to it from any other entity. LSP agrees that SWBT will not be liable to it for damages (including, but not limited to, lost profits and exemplary damages) which may be owed to it as a result of any inaccurate or insufficient information resulting from any entity's actions, omissions, mistakes, or negligence and upon which SWBT may have relied in preparing settlement reports or performing any other act under this Attachment.

     LSP agrees to indemnify and hold SWBT harmless against and with respect to any and all third party claims, demands, liabilities or court actions arising from any of its actions, omissions, mistakes or negligence occurring during the course of SWBT's performance of CH processing pursuant to this Attachment.

     SWBT will not be liable for any losses or damages arising out of errors, interruptions, defects, failures, or malfunction of the CH services provided pursuant to this Attachment, including those arising from associated equipment and data processing systems, except such losses or damages caused by the sole negligence of SWBT. Any losses or damage for which SWBT is held liable under this Attachment will in no event exceed the amount of processing charges incurred by LSP for the CH services provided hereunder during the period beginning at the time SWBT receives notice of the error, interruption, defect, failure or malfunction, to the time service is restored.

9. DISCLAIMER OF WARRANTIES

     SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF THE DATA SUPPLIED BY LSP WHEN THIS DATA IS ACCESSED AND USED BY A THIRD PARTY.

                                 APPENDIX CNAM

This appendix contains the terms and conditions under which SWBT and LSP shall provide CNAM Service Query service (or equivalent service):

1. Definitions

     A. A-links mean a diverse pair of facilities connecting local end office switching centers with Signaling Transfer Points.

     B. Calling Name Delivery (CNAM) service enables the terminating end user to identify the calling party by a displayed name before the call is answered. The calling party's name, date and time of the call are retrieved from an SCP database and delivered to the end user's premise between the first and second ring for display on compatible customer premise equipment (CPE).

     C. CNAM Service Query is SWBT's service that allows LSP to query SWBT's Calling Name database for Calling Name information in order to deliver that information to LSP's local subscribers.

     D. Calling Name database means a Party's database containing current Calling Name information of all working lines served or administered by that Party, including the Calling Name information of any telecommunications company participating in that Party's Calling Name database.

     E. Calling Name information means telecommunications companies' records of all their subscribers' names associated with one or more assigned ten-digit telephone numbers.

     F. Service Control Point (SCP) is a CCS network node where the Calling Name database resides.

     G. Service Point (SP) means a CCS network interface element capable of initiating and/or terminating SS7 messages from an end office.

     H. Service Switching Point (SSP) means the software capability within a switching point that provides the SP with SS7 message preparation/interpretation capability plus SS7 transmission/reception access ability.

     I. Signaling Transfer Point (STP) is the point where a Party interconnects with a CCS/SS7 network. In order to connect to SWBT's SS7 network, LSP or a third party initiating LSP's Calling Name Queries must connect with an SWBT STP in order to connect to SWBT's SCP.

     J. Common Channel Signaling (CCS) Network is an out-of-band, packet-switched, signaling network used to transport supervision signals, control signals, and data messages. CNAM Queries and Response messages are transported across the CCS network.

     K. Signaling System 7 (SS7) is the signaling protocol used by the CCS network.

     L. CNAM Service Query Rate applies to each CNAM Query received at the SCP where a Party's Calling Name database resides.

     M. Query Transport Rate applies to each CNAM Query transported through a Party's interconnecting STP and between the STP and the Calling Name database. SWBT and LSP shall list their STP locations in the National Exchange Carrier Association, Inc. Tariff FCC No. 4.

     N. Query means a message in American National Standards Institute's (ANSI) standard SS7 signaling protocol which represents a request to a Calling Name database for Calling Name information.

     O. Response means an SS7 message which when appropriately interpreted represents an answer to a Query.

     P. Name Record Administering Companies means telecommunications companies that administer telephone number assignments to the public and which make their Calling Name information available in a Party's Calling Name database.

2. Description of Service

     A. SWBT shall provide LSP Calling Name information whenever LSP initiates a Query from an SSP for such information associated with a call terminating to a CNAM subscriber.

     B. All Queries to SWBT's Calling Name database shall use a translation type of 005 and a subsystem number in the calling party field mutually agreed upon by the Parties. LSP acknowledges that such subsystem number and translation type values are necessary for SWBT to properly process Queries to its Calling Name database.

     C. LSP warrants to SWBT that it shall send Queries conforming to the ANSI approved standards for SS7 protocol and pursuant to the specification standards documents identified in Exhibit A. Both Parties acknowledge that transmission in said protocol is necessary for each party to provision CNAM Service Query. (Or the equivalent thereof). Both Parties warrant that they shall send SS7 Messages that comply with ANSI approved standards for SS7 protocol and pursuant to the specification standards documents identified in Exhibit A. Each party reserves the right to modify its network pursuant to other specifications standards, which may include Bellcore specifications defining specific service applications, message types and formats, that may become necessary to meet the prevailing demands within the U.S. telecommunications industry. All such changes shall be announced a minimum of 180 days in advance of implementation through industry standard procedures. Each party will work cooperatively to coordinate any necessary changes.

     D. LSP acknowledges and agrees that CCS/SS7 network overload due to extraordinary volumes of Queries and/or other SS7 network messages can and will have a detrimental effect on the performance of SWBT's CCS/SS7 network. LSP further agrees that SWBT, in its sole discretion, shall employ certain automatic and/or manual overload controls within its CCS/SS7 network to guard against these detrimental effects. SWBT shall report to LSP any instances where overload controls are invoked due to LSP's CCS/SS7 network and LSP agrees in such cases to take immediate corrective actions as are necessary to cure the conditions causing the overload situation.

     E. Prior to initiating service under this Agreement, LSP shall provide to SWBT an initial forecast of busy hour Query volumes. If, prior to the establishment of a mutually agreeable service effective date, in writing, SWBT, at its discretion, determines that it lacks adequate storage or processing capability to provide CNAM Service Query to LSP, SWBT shall notify LSP of its intent not to provide the services under this Appendix and this Appendix will be void and have no further effect.

     F. Upon request, LSP shall update its busy hour forecast for each upcoming calendar year (January - December) by October 1 of the preceding year. LSP shall provide such updates each year for the first three (3) years of this Agreement.

     G. SWBT provides CNAM Service Query as set forth in this Appendix only as such service is used for LSP's activities as a local service provider in SWBT's traditional serving areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas. SWBT provides CNAM Service Query for interexchange carriers, operator service providers, and other telecommunications companies under separate contract rates. LSP agrees that any use of SWBT's LIDB for the provision of CNAM Service Query by LSP, including, but not limited to, when LSP acts as an LSP outside of SWBT's traditional serving areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas, and/or acts as an operator service provider to other LSPs, local exchange companies, or any other telecommunications company, and/or acts as an interexchange carrier, will be pursuant to the standard terms, conditions, rates and charges of SWBT's non-LSP contracts, as revised, for CNAM Service Query.

3. Price and Payment

     A. LSP shall pay a CNAM Service Query Rate of $0.0115 and a Query Transport Rate of $0.0045 for each Query initiated into SWBT's Calling Name database. Additional nonrecurring charges for point code activation of $14.25 and service order activity of $256.70 shall be applicable for all such activity after the initial service order and initial point code activation. The per CNAM Service Query rate SWBT charges hereunder may be increased upon sixty (60) days written notice to the LSP unless LSP acts as an agent on behalf of other carriers in which case ninety (90) days written notice shall be given. Upon such notice, the Party receiving notice may terminate this Appendix without any termination liability as provided in Section 5(B) of this Appendix. All tariffed rates associated with Services provided hereunder are subject to change pursuant to revisions of such tariffs.

     B. SWBT shall record usage information for LSP's CNAM Queries terminating to SWBT's Calling Name database. SWBT shall use its SCPs as the source of usage data. SWBT shall aggregate usage by the point code of the Query-originating SSP.

     C. Based upon the data identified in Subsection 3.B above, SWBT shall bill the LSP for its CNAM Queries on a monthly basis. The bill will be issued by the fifteenth day of each month, and LSP shall pay the Subsection 3.B bill within thirty (30) days of the bill issue date.

     D. Depending on LSP's choice of method for transporting its Queries and responses, LSP may be required to purchase certain other services, especially services that may be provided pursuant to effective tariffs. In this event the prices, terms, conditions and billing for such services will be specified in the applicable tariff(s), and this Appendix shall not be construed to circumvent the prices, terms, conditions, or billing as specified in the applicable tariff(s).

     E. If there is a dispute associated with a monthly bill, the disputing Party shall notify the other in writing within ninety (90) calendar days of the date of said monthly bill or the dispute shall be waived. Each party agrees that any amount of any monthly bill that the Party disputes will be paid by that Party according to the terms of Subsection 3.C above. Any adjustments relating to a disputed amount shall be reflected on the next monthly bill issued after resolution. Any credit issued upon resolution of any dispute shall bear interest at the rate specified in Subsection 3.C. above, payable on and as of the date the credit is issued. Parties shall work cooperatively and use their best efforts to resolve any disputes as quickly as possible.

     F. If LSP acts as a telecommunications company other than a local service provider, or if LSP acts as a local service provider in areas outside of SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and

Texas, LSP will designate those point codes from which it originates CNAM Service Queries as an LSP acting as a local service provider within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma and Texas from those point codes which originate CNAM Service Queries for all other aspects of its business. If LSP uses the same OPC to originate Queries for its operations as an LSP within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas as it does for any other aspect of its business, then LSP will provide SWBT with a percentage of use factor that SWBT can use to apportion LSP's traffic between SWBT's terms and conditions, rates and charges under this Appendix and the standard terms, conditions, rates and charges under SWBT's non-LSP contracts. LSP will provide this factor in a whole number between one (1) and one hundred (100) to indicate the percentage of CNAM Service Queries LSP originates as an LSP acting as a local service provider within SWBT's traditional service area in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas. A percentage of use factor of 1 (one) indicates that one percent of LSP's CNAM Service Queries originate as an LSP acting as a local service provider within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas. A percentage of use factor of 100 indicates that one hundred percent of LSP's traffic is from LSP acting as a local service provider within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas.

     G. Such percentage of use factors will be provided by LSP on the LIDB Access Service Order Form used to establish the service. All updates to this factor will be provided via a letter. If LSP does not furnish a percentage of usage factor, LSP agrees that SWBT will apply a percentage of use factor of one percent (1%).

     H. LSP agrees to update its percentage of use factors on a quarterly basis. Effective on the first of January, April, July and October of each year, LSP will forward to SWBT, to be received no later than fifteen (15) business days after the first of each such month, a revised report showing the percentage of use factors for the past three months ending the last day of December, March, June, and September, respectively, for each OPC from which LSP originates CNAM Service Query. Both parties agree that the revised report will serve as the basis for the next three months billing. Both parties agree that no prorating or backbilling will be done based on the report. SWBT will use the revised report to apportion usage rate, monthly rates, and nonrecurring charges until a revised report is received from LSP as set forth and agreed to herein.

     I. Both parties agree that SWBT may, upon written request by Certified U.S. mail (return receipt requested), require LSP to provide call detail records which will be audited to substantiate the projected percentage of use factor provided by LSP. SWBT may request this detailed information annually. If the audit results represent what SWBT considers to be a substantial deviation from LSP's previously reported percentage of use for the period upon which the audit is based, and that deviation is not due to seasonal changes or other identifiable reasons, LSP agrees to allow SWBT to request such call detail records more than once annually. Both parties agree that SWBT may make the call detail records available to an independent auditor or to SWBT audit employees within thirty (30) days of the request at an agreed upon location during normal business hours.

     J. Both parties agree that if LSP fails to comply with SWBT's request for auditable call detail records, SWBT may refuse additional applications for service and/or refuse to complete any pending orders for service for a period of thirty (30) days. If at the conclusion of thirty (30) days, LSP still does not comply with this request, both parties agree that SWBT may apply an assumed percentage of use factor of one percent (1%).

4. Ownership of the Calling Name Information

     A. Telecommunications companies depositing information in a Party's Calling Name database retain full and complete ownership and control over such Calling Names information in that Calling Name database. The querying Party obtains no ownership interest by virtue of this Appendix.

     B. LSP shall not copy, store, maintain or create any table or database of any kind after initiation of, and based upon a response to, a CNAM Query to SWBT's calling name database.

     C. If LSP acts on behalf of other carriers, LSP shall prohibit its Query-originating carrier customers from copying, storing, maintaining, or creating any table or database of any kind from any Response provided by SWBT after a CNAM Query to a Calling Name database.

5. Term and Termination

     A. This Appendix shall become effective pursuant to Section XXVII (Effective Date) of the Agreement and shall continue for two (2) years from the date of implementation of CNAM Service Query (or the equivalent thereof). Thereafter, this Appendix shall remain in effect unless terminated by either party upon written notice given sixty (60) days in advance of the termination date.

      B. Should LSP terminate this Appendix within the first six (6) months of this effective date, LSP agrees to pay SWBT an early termination sum equal to two (2) times the average monthly volume of LSP's CNAM Queries times the rate specified in Section 3(A) of this Appendix. The average monthly volume will be calculated using the previous two (2) months' volume divided by two (2) or, if less than two months, the monthly volume of the first month service was provided.

     C. If at any time during the term of this Appendix a tariff for CNAM Service Query (or the equivalent service thereof) becomes effective, the tariff and all terms and conditions, including all rates, will supersede this Appendix. Under these circumstances, no termination liability as provided in
Section 5(B) of this Appendix will apply.

     D. If a party materially fails to perform its obligation under this appendix, the other party, after notifying the non-performing party of the failure to perform and allowing that party thirty (30) days after receipt of the notice to cure such failure, may cancel this appendix immediately upon written notice.

     E. Notwithstanding anything to the contrary in this Appendix, if legal or regulatory decisions or rules compel SWBT or LSP to terminate the Appendix, SWBT and LSP shall have no liability to the other in connection with such termination.

6. Limitation of Liability

     A. LSP's sole and exclusive remedies against SWBT for injury, loss or damage caused by or arising from anything said, omitted or done in connection with this Appendix regardless of the form of action, whether in contract or in tort (including negligence or strict liability) shall be the amount of actual direct damages and in no event shall exceed the amount paid for CNAM Service Queries.

     B. The remedies in Section 6(A) of this Appendix shall be exclusive of all other remedies against a Party, its affiliate, subsidiaries or parent corporation, (including their directors, officers, employees or agents).

     C. In no event shall SWBT have any liability for system outages or inaccessibility, or for losses arising from the unauthorized use of the data by CNAM Service Query purchasers.

     D. CALLING NAME INFORMATION PROVIDED TO AN LSP HEREUNDER SHALL BE PROVIDED "AS IS." SWBT MAKES NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ACCURACY OR COMPLETENESS OF THE CALLING NAME INFORMATION REGARDLESS OF WHOSE CALLING NAME INFORMATION IS PROVIDED. AND, SWBT SHALL NOT BE HELD LIABLE FOR ANY ACTIONS OR OMISSIONS ARISING OUT OF OR IN CONJUNCTION WITH LSP'S USE OF THE CALLING NAME INFORMATION. NOTWITHSTANDING THE FOREGOING, SWBT WARRANTS THAT LSP WILL BE ACCESSING THE SAME CALLING NAME DATABASE FOR CUSTOMER'S CNAM QUERIES AS SWBT ACCESSES FOR ITS OWN QUERIES.

     E. SWBT is furnishing access to its Calling Name database in order to facilitate the LSP's provision of Calling Name Delivery Service (CNDS) to its end users or to the end users of its Query-originating carrier customers, but not to insure against the risk of completion of a call to a CNDS subscriber without the display of the name of the caller. While each Party agrees to make every reasonable attempt to provide accurate and current Calling Name information, the Parties acknowledge that Calling Name information is the product of routine business service order activity. LSP acknowledges that SWBT can furnish Calling Name information only as accurate and current as the information has been provided to SWBT for inclusion in its CNAM database. Therefore, SWBT, in addition to the limitations of liability set forth, is not liable for inaccuracies in the Calling Name information name records provided to LSP or to its Query-originating carrier customers, except such inaccuracies caused by SWBT's willful or wanton misconduct or gross negligence.

     The Parties acknowledge that each Calling Name database limits the Calling Name information length to fifteen (15) characters. As a result, the Calling Name Information provided in a response to a Query may not reflect a subscriber's full name. Name records of residential local telephone subscribers will generally be stored in the form of last name followed by first name (separated by a comma or space) to a maximum of fifteen (15) characters. Name records of business local telephone subscribers will generally be stored in the form of the first fifteen (15) characters of the listed business name that in some cases may include abbreviations. The Parties also acknowledge that certain local telephone service subscribers of Name Record Administering Companies may require their name information to be restricted, altered, or rendered unavailable. Therefore, in addition to the limitations of liability set forth in Section 6 of this Appendix, SWBT is not liable for any and all liability, claims, damages or actions including attorney's fees, resulting directly or indirectly from the content of any Name Record contained in a Calling Name database and provided to LSP or its Query-originating carrier customers, except for such content related claims, damages or actions resulting from SWBT's willful or wanton misconduct or gross negligence.

     F. The Parties acknowledge that certain federal and/or state regulations require that local exchange telephone companies make available to their subscribers the ability to block the delivery of their telephone number and/or name information to the terminating telephone when the subscriber originates a telephone call. This blocking can either be on a call-by-call basis or on an every call basis. Similarly, a party utilizing blocking services can unblock on a call-by-call basis or every call basis. LSP acknowledges its responsibility to and warrant that it will abide by information received in SS7 protocol during call set-up that the calling telephone service subscriber wishes to block or unblock the delivery of telephone number and/or name information to a CNDS subscriber. LSP agrees not to attempt to obtain the caller's name information by originating a Query to SWBT's Calling Name database where the subscriber attempted to block such information, nor will LSP block information a subscriber attempted to unblock. Therefore, SWBT, in addition to the limitations of liability set forth in this Section, is not liable for any failure by LSP or its Query-originating carrier customers to abide by the caller's desire to block or unblock delivery of Calling Name information, and LSP agrees to hold SWBT harmless from, and defend and indemnify SWBT for, any and all liability, claims, damages or actions including attorney's fees, resulting directly or indirectly from LSP or its Query-originating carrier customers' failure to block or unblock delivery of the Calling Name information when appropriate indication is provided, except for such privacy related claims, damages or actions caused by SWBT's willful or wanton misconduct or gross negligence.

     G. In no event shall SWBT, its affiliates, subsidiaries or parent corporation (including its directors, officers, employees or agents) have any liability whatsoever to or through LSP for any indirect, special, or consequential damages, including, but not limited to loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted or done hereunder, even if SWBT has been advised of the possibility of such damages.

7. Communication and Notices

     A. Ordering and billing inquiries for the services described herein from SWBT shall be directed to the Local Service Provider Service Center (LSPSC). Ordering shall be done through the LSPSC using the form attached hereto as Exhibit B.

8. Confidentiality

     A. Identification. SWBT and LSP recognize and acknowledge that, in connection with the services to be provided hereunder, it may disclose to the other party proprietary or confidential customer, technical or business information in written, graphic, oral or other tangible or intangible forms.
In order for such information to be considered "Proprietary Information" under this Appendix, it must be marked "Confidential" or "Proprietary" or bear a marking of similar import. Orally discussed information shall be considered Proprietary Information only if contemporaneously identified as such and reduced to writing and delivered to the other party with a statement or marking of confidentiality within twenty (20) calendar days after oral disclosure.

     B. Nondisclosure. Subject to Sections 8C through 8F, the Party (the "Receiving Party") that receives Proprietary Information from the other Party (the "Disclosing Party") agrees:

     (1) That all Proprietary Information shall be and shall remain the exclusive property of the Disclosing Party.

     (2) To limit access to such Proprietary Information to authorized employees and other individuals who have a need to know the Proprietary Information in order to perform its obligation under this Appendix.

     (3) To keep such Proprietary Information confidential and to use the same level of care to prevent disclosure or unauthorized use of the received Proprietary Information as it exercises in protecting its own Proprietary Information of a similar nature.

     (4) For a period of three (3) years following any disclosure, not to copy or publish or disclose such Proprietary Information to others or authorize anyone else to copy or publish or disclose such Proprietary Information to others without the prior written approval of the Disclosing Party.

     (5) To use such Proprietary Information only for purposes of performing its obligations under this Appendix and for other purposes only upon such terms as may be agreed upon between the Parties in writing.

     C. Required Disclosures. The Receiving Party agrees to give notice to the Disclosing Party of any demand to disclose or provide Proprietary Information of the Disclosing Party to another person, under lawful process, prior to disclosing or furnishing such Proprietary Information. Further, the Receiving Party agrees to reasonably cooperate if the Disclosing Party deems it necessary to seek protective arrangements. The Receiving Party may disclose or provide Proprietary Information of the Disclosing Party to meet the requirements of a court, regulatory body or government agency having jurisdiction over the Party; provided, however, that the Receiving Party shall notify the Disclosing Party so as to give the Disclosing Party a reasonable opportunity to object to such disclosure. The Disclosing Party may not unreasonably withhold approval of protective arrangements provided by any such court, regulatory body or government agency. Nothing herein requires either Party to support the position of any person or entity as to whether any particular Proprietary Information is proprietary under applicable law or this Section 8.

     D. Exceptions. Notwithstanding anything to the contrary contained in this Appendix, the Proprietary Information described herein shall not be deemed confidential or proprietary and the Receiving Party shall have no obligation to prevent disclosure of such Proprietary Information if such Proprietary
Information:

     (1) is already known to the Receiving Party;

     (2) is or becomes publicly known, through publication, inspection of the product, or otherwise, and through no wrongful act of the Receiving Party;

     (3) is received from a third party without similar restriction and without breach of this Section 8;

     (4) is independently developed, produced or generated by the Receiving
Party;

     (5) is furnished to a third party by the Disclosing Party without a similar restriction on the third party's rights; or

     (6) is approved for release by written authorization of the Disclosing Party, but only to the extent of such authorization.

     E. Permitted Uses. SWBT shall be permitted to use Proprietary Information obtained through recording the volume of Customer Queries for the purposes of:
(a) estimation of facilities usage for jurisdictional separations; (b) engineering and network planning of facilities; and (c) measurement for billing purposes.

     F. Legal Requirements. Notwithstanding anything to the contrary contained in this Agreement, a Party's ability to disclose Proprietary Information or use disclosed Proprietary Information is subject to all applicable statutes, decisions and regulatory rules concerning the disclosure and use of such Proprietary Information which, by their express terms, mandate a different handling of such information.

9. Mutuality

To the extent that LSP stores its own Calling Name information in a database, LSP agrees that such Calling Name information shall be available to SWBT on terms and conditions comparable to those contained in this Appendix. Such terms and conditions shall include but not be limited to, making such Calling Name information available on a platform technically similar to that employed by SWBT, and at a rate comparable to that charged by SWBT.

10. Attached and incorporated herein are:

Exhibit A - Specifications and Standards
Exhibit B - LIDB Access Service Order Form [to be attached].

                                                                       EXHIBIT A

                                                                     Page 1 of 1

                          Specifications and Standards



Descriptions of Subject Area
and Issuing Organization                        Document Number
------------------------                        ---------------
A.  Bellcore, SS7 Specifications                TR-NPL-000246

B.  ANSI, SS7 Specifications
      - Message Transfer part                   T1.111
      - Signaling Connection Control            T1.112
             Part
      - Transaction Capabilities                T1.114
              Application Part

C.  Bellcore, CLASS Calling Name Delivery       TR-NWT-001188
        Generic Requirements

D.  Bellcore, CCS Network Interface             TR-TSV-000905
        Specifications

                                                                      Exhibit B
Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

                   LIDB ACCESS VALIDATION SERVICES ORDER FORM
                   ------------------------------------------


CUSTOMER NAME  _________________________________________________________________


CARRIER CUSTOMER NAME ABBREVIATION _____________________________________________
(CCNA - THREE ALPHA CHARACTERS)

CUSTOMER ADDRESS _______________________________________________________________


________________________________________________________________________________


CUSTOMER BILLING NAME __________________________________________________________
(IF DIFFERENT THAN CUSTOMER NAME)

ACCESS CUSTOMER NAME ABBREVIATION ______________________________________________
(ACNA - THREE ALPHA CHARACTERS)

CUSTOMER BILLING ADDRESS _______________________________________________________
(IF DIFFERENT THAN CUSTOMER ADDRESS)

CITY, STATE, ZIP CODE __________________________________________________________


CUSTOMER BILLING CONTACT NAME AND TELEPHONE NUMBER _____________________________


___________________________________________________(____)_______________________


CREDIT INFORMATION: TYPE OF OWNERSHIP _____________________________
                    (S - SOLE OWNER;  C - INCORP.;  P - PARTNERSHIP)


IF INCORPORATED: STATE WHERE INCORP._______________ DATE INCORP. _______________


CHARTER NUMBER _________________________________________________________________


PRES. NAME ____________________________________ OFC. TEL. NO. (____)____________


V.P. NAME _____________________________________ OFC. TEL. NO. (____)____________


SECT. NAME ____________________________________ OFC. TEL. NO. (____)____________


TREA. NAME ____________________________________ OFC. TEL. NO. (____)____________

IF PARTNERSHIP:
PARTNERS NAME _________________________________ OFC. TEL. NO. (____)____________


PARTNERS NAME _________________________________ OFC. TEL. NO. (____)____________


PARTNERS NAME _________________________________ OFC. TEL. NO. (____)____________


PARTNERS NAME _________________________________ OFC. TEL. NO. (____)____________


LETTER OF AGENCY DATED_________________________ SIGNATURE ______________________

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

SWBT ORDER NUMBER_________________


DESIRED DUE DATE__________________ FIRM DUE DATE_________________________


FOR NEW SERVICE, THE APPROXIMATE NUMBER OF NPA NXXs______________________


TYPE OF ACTIVITY______(N-NEW OR ADD; C-CHANGE; D-DISCONNECT; S-SUPP)


BILLING ACCOUNT NUMBER (BAN)_____________________________________________


CUSTOMER ORDER CONTACT NAME, ADDRESS, ZIP CODE, AND TELEPHONE NUMBER:
_________________________________

_________________________________

          (     )
_________________________________


CUSTOMER TECHNICAL CONTACT NAME AND TELEPHONE NUMBER:
                                              (     )
_________________________________________________________________________



CPOC SVC. REP. CONTACT NAME AND TELEPHONE NUMBER:
                                              (     )
_________________________________________________________________________



*SWBT CKR:_______________________    *TWO SIX CODE:______________________

   (SWBT ID OF CCS/SS7 INTERCONN. SVC.)


1._________________________________


2._________________________________


3._________________________________


4._________________________________


* THIS INFORMATION SHOULD BE OBTAINED BY THE LIDB CUSTOMER FROM THEIR CCS/SS7 INTERCONNECTION SERVICE PROVIDER.

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

LIDB VALIDATION SERVICE ____ CALLING NAME SERVICE ____

ORIGINATING LINE NUMBER SCREENING ____

ACT.      ORIGINATING POINT             ACT.      ORIGINATING POINT
TYPE      CODES:                        TYPE      CODES:

____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________

REMARKS _______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

DATE AND TIME RECEIVED IN THE CPOC

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

LIDB VALIDATION SERVICE ____ CALLING NAME SERVICE ____

ORIGINATING LINE NUMBER SCREENING ____

ACT.      ORIGINATING POINT             ACT.      ORIGINATING POINT
TYPE      CODES:                        TYPE      CODES:

____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________
____      _________________             ____      _________________

REMARKS _______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

DATE AND TIME RECEIVED IN THE CPOC

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

                   LIDB ACCESS VALIDATION SERVICE ORDER FORM

                                  INSTRUCTIONS

THE LIDB ACCESS VALIDATION SERVICE ORDER FORM CONSISTS OF FOUR PAGES.

PAGE 1 - ALL THE INFORMATION ON THIS PAGE IS FOR ADMINISTRATIVE USE IN
         ESTABLISHING THE LIDB BILLING ACCOUNT. ALL OF THE INFORMATION IS REQUIRED ON THE INITIAL ORDER. ORDERS SUBMITTED SUBSEQUENT TO THE ESTABLISHED ACCOUNT WILL REQUIRE ONLY THE CUSTOMER'S NAME AND ADDRESS. THE OTHER ENTRIES WILL BE REQUIRED ONLY IF THERE IS A CHANGE TO THE ORIGINAL INFORMATION.

PAGE 2 - ALL THE INFORMATION ON PAGE TWO IS FOR THE REQUESTED ACTIVITY.  THIS
         INFORMATION WILL ALWAYS BE REQUIRED.

1.   DESIRED DUE DATE/FIRM DUE DATE - APPROXIMATE NUMBER OF NPA NXXs

      ***DESIRED DUE DATE IS USED WHEN A FIRM DUE DATE HAS NOT BEEN COORDINATED WITH THE LIDB CUSTOMER PRIOR TO THE SUBMISSION OF THE ORDER FORM TO THE ICSC.

      THE LIDB CUSTOMER WILL ENTER THEIR DESIRED DATE FOR THEIR LIDB SERVICE TO BE ESTABLISHED AND THE APPROXIMATE NUMBER OF NPA NXXs ASSOCIATED WITH THE NEW SERVICE.

      IF THE ORDER IS FOR SUBSEQUENT ACTIVITY TO AN ESTABLISHED ACCOUNT, THE APPROXIMATE NUMBER OF NPA NXXs WILL NOT BE REQUIRED.

      ***FIRM DUE DATE IS USED WHEN THE CUSTOMER'S ACCOUNT MANAGER HAS COORDINATED WITH THE SNAC TO ESTABLISH THE DUE DATE PRIOR TO THE ORDER FORM BEING SENT TO THE CPOC.

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

PAGE 2 INSTRUCTIONS CONTINUED -

2. TYPE OF ACTIVITY

      N - SHOULD BE ENTERED TO ESTABLISH A LIDB SERVICE CAN ALSO BE ENTERED TO ADD ADDITIONAL POINT CODES TO AN EXISTING SERVICE

      C - SHOULD BE ENTERED TO ADD POINT CODES TO OR DELETE POINT CODES FROM AN EXISTING SERVICE

      D    - SHOULD BE ENTERED TO COMPLETELY DISCONNECT AN EXISTING
           SERVICE

      S - SHOULD BE ENTERED TO MAKE A CHANGE ON A CURRENT ORDER PRIOR TO THE COMPLETION DATE (i.e., CHANGE DUE DATE, CORRECT POINT CODE(S), ETC.)

3. BILLING ACCOUNT NUMBER (BAN)

      THE SWBT BILLING ACCOUNT NUMBER OF THE VALIDATION SERVICE AND/OR THE CALLING NAME SERVICE

      IF THE ORDER IS FOR NEW SERVICE, THIS FIELD WILL BE BLANK

4. CUSTOMER ORDER CONTACT...

      A CONTACT WITH THE CUSTOMER THAT THE CPOC CAN COORDINATE WITH FOR THE DESIRED DUE DATE OR CORRECTIONS TO AN ORDER.

5. CUSTOMER TECHNICAL CONTACT...

      A TECHNICAL CONTACT WITH THE CUSTOMER THAT THE SWBT SNAC CAN COORDINATE WITH FOR THE PROVISIONING OF THE SERVICE.

6. CPOC SERVICE REP....

      THE SWBT CPOC SERVICE REPRESENTATIVE THAT NEGOTIATES THE ORDER WILL ENTER THEIR NAME AND CONTACT INFORMATION.

7. SWBT CKR AND TWO SIX CODE

      THIS INFORMATION WILL BE OBTAINED BY THE LIDB CUSTOMER FROM THEIR ORDER TO ESTABLISH THEIR CCS/SS7 INTERCONNECTION SERVICE OR FROM THEIR CCS/SS7 INTERCONNECTION SERVICE PROVIDER. THERE WILL ALWAYS BE FOUR LINKS FOR ACCESS TO THE LIDB.

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________

INSTRUCTIONS FOR PAGES 3 & 4

LIDB HAS THREE QUERY SERVICES: VALIDATION, CALLING NAME (CNAM), AND ORIGINATING LINE NUMBER SCREENING (OLNS)

THERE IS NOT A SPECIFIC NUMBER OF POINT CODES REQUIRED FOR ANY LIDB SERVICE. THE LIDB CUSTOMER CAN SUBMIT AS MANY COPIES OF PAGES 3 & 4 AS REQUIRED FOR THEIR POINT CODES PER REQUEST.

THE VALIDATION, CNAM, AND OLNS WILL BE ESTABLISHED ON A SINGLE BILLING ACCOUNT. IF THE LIDB CUSTOMER WOULD LIKE SEPARATE BILLING ACCOUNTS, THEN SEPARATE BANs MUST BE REQUESTED (i.e. "ESTABLISH SEPARATE BILLING ACCOUNTS") IN THE BILLING ACCOUNT NUMBER FIELD ON PAGE 2. IF AN EXISTING LIDB CUSTOMER WANTS TO ESTABLISH THEIR LIDB CNAM ON A SEPARATE BILLING ACCOUNT, THEN THE LIDB CUSTOMER SHOULD ENTER "NEW BAN (OR SEPARATE BAN) FOR THE LIDB CNAM SERVICE" IN THE BILLING ACCOUNT NUMBER FIELD ON PAGE 2. THE SAME WILL APPLY FOR A SEPARATE BAN FOR OLNS. IN ORDER TO SET UP SEPARATE BILLING ACCOUNTS, THE POINT CODES FOR THE LIDB VALIDATION, CNAM, AND OLNS SERVICES CANNOT BE THE SAME. THE CUSTOMER WILL USE BOTH PAGES 3 & 4 TO SUBMIT THEIR POINT CODES SEPARATELY FOR SEPARATE BILLING ACCOUNTS.

1. LIDB VALIDATION SERVICE ___ CALLING NAME SERVICE ___ ORIGINATING LINE NUMBER SCREENING ___

      ENTER A CHECK MARK OR AN "X" TO INDICATE WHICH OF THE LIDB SERVICES THE ORDER FORM IS REQUESTING TO ESTABLISH OR DELETE. IF ALL LIDB SERVICES ARE REQUESTED ON THE SAME ORDER, THE POINT CODES FOR EACH SERVICE MUST BE LISTED ON SEPARATE PAGES. THIS WILL ENABLE SWBT TO APPLY THE CORRECT NONRECURRING CHARGES.

2. ACTIVITY TYPES

      IF A LIDB CUSTOMER NEEDS TO CHANGE AN EXISTING OPC ON AN ESTABLISHED ACCOUNT, THE "D" SHOULD BE USED TO INDICATE THE OPC CHANGING FROM AND THE "N" SHOULD BE USED TO INDICATE THE OPC CHANGING TO.

Southwestern Bell Telephone Company
Customer Provided Factor Reports
_______________________________________________________________________________


PAGES 3 & 4 INSTRUCTIONS CONTINUED -

LIST OF ORIGINATING POINT CODES AND ACTIVITY TYPE
-------------------------------------------------
ACTIVITY TYPES: N-ESTABLISHING OR ADDING NEW POINT CODE(S)
                D-DELETE EXISTING POINT CODE(S)


PLEASE NOTE IN THE FOLLOWING EXAMPLES, THE ORDER FORM ACTIVITY IS THE ENTRY FROM PAGE 2, NUMBER 3. THIS IS NOT THE ACTIVITY TYPE.


EXAMPLE 1-ORDER FORM ACTIVITY IS "N" TO ESTABLISH A NEW ACCOUNT AND SERVICE

ACT.        ORIGINATING POINT         ACT.        ORIGINATING POINT
TYPE        CODES:                    TYPE        CODES:

N           XXX-XXX-XXX               N           XXX-XXX-XXX
-           -----------               -           -----------


EXAMPLE 2-ORDER FORM ACTIVITY IS "C" TO CHANGE AN EXISTING POINT CODE OR TO
ADD A NEW POINT CODE AND DELETE AN EXISTING POINT CODE''

ACT.        ORIGINATING POINT         ACT.        ORIGINATING POINT
TYPE        CODES:                    TYPE        CODES:

N           XXX-XXX-XXX               D           XXX-XXX-XXX
-           -----------               -           -----------



EXAMPLE 3-ORDER FORM ACTIVITY IS "D" TO DISCONNECT THE ACCOUNT AND THE SERVICE

ACT.        ORIGINATING POINT         ACT.        ORIGINATING POINT
TYPE        CODES:                    TYPE        CODES:

D           XXX-XXX-XXX               D           XXX-XXX-XXX
-           -----------               -           -----------


THE REMARKS SECTION MAY BE UTILIZED BY SWBT OR THE LIDB CUSTOMER.

THE DATE AND TIME RECEIVED WILL BE ENTERED BY THE SWBT CPOC UPON RECEIPT OF THE FORM.

AFTER THE FORM HAS BEEN COMPLETED, IT SHOULD BE MAILED OR FAXED TO THE SWBT ICSC IN ST. LOUIS, MISSOURI.

                                  APPENDIX DCO

EXCHANGE:

                                                 NIP(4)
                                           [Insert address and   Interconnection
Direction(1)  LSP Location(2)    DCO(3)        V&H below]            Method
------------  ---------------    ------    -------------------   ---------------

(1) This column will be completed by indicating the direction of the terminating traffic (e.g., either LSP to SWBT or SWBT to LSP.)

(2) LSP LOCATION - The address of the LSP Location that will house LSP's interconnection equipment and through which SWBT will terminate traffic on the LSP's network.

(3) DESIGNATED CONNECTING OFFICE (DCO) - The address of the SWBT end office or tandem through which the LSP will terminate traffic on SWBT's network.

(4) NETWORK INTERCONNECTION POINT OR "NIP" - The NIP is the location where SWBT and LSP facilities connect. The NIP will be identified by address and V&H Coordinates. The NIP for traffic going from LSP to SWBT and going from SWBT to LSP could be different. Where the physical interface occurs at a SWBT end office or tandem, the NIP shall be located at the DCO. When SWBT and an LSP agree to interconnect with a Mid-Span Fiber Interconnection (MSFI) the NIP is the location where the fiber of SWBT and the fiber of the LSP is connected, unless both Parties agree that the NIP is defined otherwise. Where the physical interface occurs at the LSP location the NIP for that interconnection shall be located at the LSP location.

                                  APPENDIX DA


                          DIRECTORY ASSISTANCE SERVICE

     This Appendix sets forth the terms and conditions under which Southwestern Bell Telephone Company ("SWBT") agrees to provide Directory Assistance Services (DA Services) for LSP ("LSP").

     I. SERVICES

           SWBT will provide the following DA Services:

      A. DIRECTORY ASSISTANCE (DA) - consists of providing subscriber listing information (name, address, and published telephone number or an indication of "non-published status") to LSP's end users who dial 411 or NPA+555+1212 and whenever appropriate, performing Non-Published and Non-List service according to current SWBT methods and practices.

      B. DIRECTORY ASSISTANCE CALL COMPLETION (DACC) - an optional service in which SWBT completes a call to the requested number on behalf of LSP's end user, utilizing an automated voice system or with operator assistance. SWBT agrees to provide DA with DACC upon request.

     II. DEFINITIONS

           The following terms are defined as set forth below:

      A. Non-List Telephone Number - A telephone number that, at the request of the telephone subscriber, is not published in a telephone directory, but is available by calling a SWBT DA operator.

      B. Non-Published Number - A telephone number that, at the request of the telephone subscriber, is neither published in a telephone directory nor provided by a SWBT DA operator.

      C. Published Number - A telephone number that is published in a telephone directory and is available upon request by calling a SWBT DA operator.

      D. Call Branding - the procedure of identifying a providers name audibly and distinctly to the consumer at the beginning of each DA Services call, and prior to completion of a DACC request.

     III. CALL BRANDING AND RATE REFERENCE REQUIREMENTS

      A. REQUIREMENTS - Where SWBT provides LSPs OS and DA services via the same trunk, both the OS and DA calls will be branded with the same brand. Where SWBT is only providing DA service on behalf of the LSP, specific DA branding can be provided upon request. Such branding will be provided pursuant paragraph B. below.

      B. CALL BRANDING - SWBT will brand DA in LSP's name based upon the criteria outlined below:

            1. LSP will provide SWBT with written specification of its company name to be used in creating LSP specific branding messages for its DA calls.

            2. An initial non-recurring charge applies per TOPS switch, per load for the establishment of Call Branding as well as a charge per TOPS switch, per subsequent load to change the brand. In addition, a per call charge applies for every DA call handled by SWBT on behalf of LSP when such services are provided in conjunction with: i) the purchase of SWBT's unbundled local switching; or ii) when multiple brands are required on a single Operator Services trunk. Prices for Call Branding are as outlined in Exhibit II, attached hereto and incorporated herein.

      C. DIRECTORY ASSISTANCE (DA) RATE/REFERENCE INFORMATION - SWBT will provide LSP DA Rate/Reference Information based upon the criteria outlined below:

            1.   LSP will furnish DA Rate and Reference
                 Information in a mutually agreed to format or media thirty
                 (30) days in advance of the date when the DA Services are to be undertaken.

            2. LSP will inform SWBT, in writing, of any changes to be made to such Rate/Reference Information ten (10) working days prior to the effective Rate/Reference change date. LSP acknowledges that it is responsible to provide SWBT updated Rate/Reference Information in advance of when the Rates/Reference Information are to become effective.

            3. In all cases when a SWBT Operator receives a rate request from a LSP end user, SWBT will quote the applicable DA rates as provided by LSP.

     An initial non-recurring charge will apply per TOPS switch for loading of LSP's Operator Services Rate/Reference Information as well as a charge per TOPS switch for each subsequent change to either the LSP's DA Services Rate or Reference Information.

     IV. RESPONSIBILITIES OF THE PARTIES

      A. SWBT will be the sole provider of DA Services LSP's local serving area(s) listed in Exhibit I, which is attached to this Appendix, beginning on the service effective date also shown in
           Exhibit I.

      B. LSP will be responsible for providing the equipment and facilities necessary for signaling and routing calls with Automatic Number Identification (ANI) to each SWBT operator switch. Should LSP seek to provide interexchange DA Service under this agreement it is responsible for ordering the necessary facilities. Nothing in this agreement in any way changes the manner in which an interexchange Carrier obtains access service for the purpose of originating or terminating interexchange traffic.

      C. Facilities necessary for the provision of DA Services shall be provided by the parties hereto, using standard trunk traffic engineering procedures to insure that the objective grade of service is met. Each party shall bear the costs for its own facilities.
           LSP shall bear the costs of facilities necessary for signaling and routing calls with Automatic Number Identification (ANI) to each SWBT operator switch. SWBT shall bear the cost of facilities and equipment necessary to provide DA Services.

      D. LSP will furnish in writing to SWBT, thirty (30) days in advance of the date when the DA Services are to be undertaken, all end user listing records and information required by SWBT to provide the DA Services.

      E. LSP will keep end user listing records current using reporting forms and procedures that are mutually acceptable to both parties, and will inform SWBT, in writing, of any changes to be made to such records. LSP will send the DA listing records to SWBT via a local manual service order, T-TRAN, magnetic tape or by any other mutually agreed to format or media.

      F. SWBT will accumulate and provide LSP such data as necessary for LSP to verify traffic volumes and bill its end users.

     V. METHODS AND PRACTICES

           SWBT will provide the DA Services to LSP's end users in accordance with SWBT's DA methods and practices that are in effect at the time the DA call is made, unless otherwise agreed in writing by both parties.

     VI. PRICING

           Pricing for DA Services shall be based on the rates specified in
      Exhibit II, PRICING, which is attached hereto and made part of this Appendix. The prices will apply from the service effective date through the term of this agreement as specified in paragraph X., A. below. Beyond the specified term of this Appendix, SWBT may change the prices for the provision of DA Services upon one hundred-twenty (120) days' notice to LSP.

     VII. MONTHLY BILLING

           SWBT will render monthly billing statements to LSP, and remittance in full will be due within thirty (30) days of receipt.

     VIII. LIABILITY

      A. In addition to the liability provisions contained in the Agreement, LSP agrees to defend, indemnify, and hold harmless SWBT from any and all losses, damages, or other liability including attorneys fees that LSP may incur as a result of claims, demands, wrongful death actions, or other suits brought by any party that arise out of LSP's end users use of DA Services. LSP shall defend against all end user claims just as if LSP had provided such service to its end user with the LSP's own operators and shall assert its tariff limitation of liability for benefit of both SWBT and LSP.

      B. LSP also agrees to release, defend, indemnify, and hold harmless SWBT from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly, or indirectly, by SWBT employees and equipment associated with provision of the DA Services. This provision includes but is not limited to suits arising from disclosure of the telephone number, address, or name associated with the telephone called or the telephone used to call the DA Services.

     IX. TERMS OF APPENDIX

      A. Unless sooner terminated, this Appendix will continue in force for a period of one (1) year from the effective date of this agreement and thereafter until terminated by one hundred-twenty
           (120) days notice in writing from either Party to the other.

      B. If LSP terminates this agreement prior to the agreed-upon term of this Appendix, LSP shall pay SWBT, within thirty (30) days of the issuance of a final bill by SWBT, all amounts due for actual services provided under this Appendix, plus estimated monthly charges for the remainder of the term. Estimated charges will be based on an average of the actual monthly amounts billed by SWBT pursuant to this Appendix prior to its termination.

      C. The rates applicable for determining the amount(s) under the terms outlined in this Section are those specified in Exhibit II.

                            APPENDIX DA - EXHIBIT 1

                  DIRECTORY ASSISTANCE SERVICES EXCHANGE LIST

                              EFFECTIVE:  _____________________
                                                 (mm/dd/yr)

     The following table depicts the services and exchanges covered by this
Appendix:

SWBT SERVING       LSP'S
OFFICE(S)        OFFICE(S)        TOLL (555)        LOCAL (411)        DACC

                                  APPENDIX DA

                                    OKLAHOMA

                                   EXHIBIT II

                           PRICING - FACILITIES BASED

                              EFFECTIVE:  ______________________
                                               (mm/dd/yr)

     The following rates will apply for each service element:

A. DIRECTORY ASSISTANCE (DA)
This usage rate applies to each DA call.
                              Rate per call     $0.425
B. DIRECTORY ASSISTANCE CALL COMPLETION
DACC
This usage rate applies to each DA call
that has been completed to the requested
number.
                    Rate per completed call      $0.24
C. CALL BRANDING
An initial non-recurring charge applies
per TOPS switch, per brand for the
establishment of Call Branding.
                      Rate per initial load  $2,700.00
             Rate per load for Brand change  $2,700.00
                                 Per Call (1)    $0.02
D. DA SERVICES RATE/REFERENCE INFORMATION
An initial non-recurring charge applies
per TOPS switch for the initial load of
Carrier's DA Services Rate/Reference
Information.  An additional non-recurring
charge applies for each subsequent change
to Rate/Reference Information.
                      Rate per initial load  $4,100.00
            Rate per subsequent rate change  $2,900.00
       Rate per subsequent reference change  $2,900.00


(1) A per call charge will apply when DA services are provided in conjunction with i) unbundled local switching or ii) when multiple brands are required on a single trunk.

                                  APPENDIX FGA

     This Appendix to Attachment Compensation sets forth the terms and conditions under which the Parties will distribute revenue from the joint provision of Feature Group A (FGA) Switched Access Services.

     These services will be provided within a Local Access and Transport Area
(LATA) and/or an Extended Area Service (EAS) arrangement. The Primary Company will compensate the Secondary Company only to the extent that it has not already been compensated under its interstate or intrastate access service tariffs or other settlement/contract arrangements. This Appendix is subject to applicable tariffs.

1.0  DEFINITIONS

1.1 Local Access and Transport Area (LATA) means a pre-established geographic area encompassing one or more local exchange areas within which a Party may provide telecommunications services.

1.2 The term Extended Area Service (EAS) as used in this Appendix means the provision of message telephone exchange service between two or more local exchange service areas without a toll charge.

1.3 Subscriber Access Lines will mean a communication facility provided under a general and/or exchange service tariff extended from a customer premise to a central office switch which may be used to make and receive exchange service calls, intrastate toll service or interstate toll service calls.

1.4 Feature Group A Switched Access Service includes all facilities and services rendered in furnishing FGA access service, both in EAS and non-EAS (i.e., LATA wide terminations) areas, in accordance with the schedule or charges, regulations, terms and conditions stated in the interstate or intrastate access service tariffs of the Parties.

1.5  The Primary Company denotes the Party with the Primary office(s).

1.6 The Primary Office is an office which: (1) directly or jointly connects to an interexchange carrier and/or end user: and (2) provides joint FGA switched access service to that interexchange carrier and/or end user with other end offices.

1.7  The Secondary Company denotes the Party with the secondary office(s).

1.8 The Secondary Office is any office involved in providing joint FGA switched access to an Interexchange carrier and/or end user through the switching facilities of the Primary office.

1.9 Revenues under this Appendix are those FGA Switched Access amounts due the Primary and Secondary Companies under their applicable tariffs, less uncollectible revenues. Revenues for any other services are not included. Uncollectible revenues are those revenues the Primary Company is unable to collect, using its regular established collection procedures. The Primary Company may offset uncollectibles against current revenue distribution.

1.10 Access Minutes or Minutes of Use (MOUs) are those minutes of use as described in Part 69 of the Federal Communications Commission s Rules, and are limited to those FGA MOUs which originate and/or terminate in the Secondary Office(s) covered by this Appendix.

1.11 Currently Effective Tariff Rate means the approved tariff rate effective on the first day of the month for which compensation is being calculated.

2.0  UNDERTAKING OF THE PARTIES

2.1 The Secondary Company will notify the Primary Company of all tariff rate revisions, affecting this Appendix which the FCC or other appropriate regulatory authority allows to take effect, at least 30 days in advance of their effective date. Revenue distribution will be based on the revised rates 45 days after the effective date of the tariff revisions. However, if the secondary Company fails to notify the Primary Company of a new rate within 30 days of its effective date, the Primary company may delay implementation of the new rate until the next month s revenue distribution cycle, and will not be required to adjust the previous bills retroactive.

2.2 Each party will furnish to the other such information as may reasonably be required for the administration, computation and distribution of revenue, or otherwise to execute the provisions of this appendix.

3.0  ADMINISTRATION OF REVENUE DISTRIBUTION

     The Primary Company will be responsible for the administration, computation and distribution of the FGA access service revenues collected on behalf of the Secondary Company.

4.0  MINUTES OF USE (MOUS) DEVELOPMENT

4.1 The Parties will calculate the amount of FGA revenues due each Party, by determining the amount of FGA MOUs attributable to each Party as described below. The Primary Company will then multiply the MOUs by the rates in the

     Secondary Company's applicable tariff to determine the amounts tentatively due to the Secondary Company.

4.2  TERMINATING MOUS DEVELOPMENT

4.2.1 Actual monthly premium (charged at equal access end office) and non-premium (charged at non-equal access end offices) terminating FGA access MOUs for each office in the LATA or a FGA access EAS area will be measured by the Primary Company.

4.2.2 Where the Primary Company cannot measure or identify the terminating FGA MOUs by end office, terminating MOUs will be total unmeasured MOUs allocated to the LATA. In this event, those MOUs will be distributed based upon the ratio of each Party's subscriber access lines, as identified in Exhibit B, which is attached hereto and made a part hereof, to the total subscriber access lines in the FGA access area as determined by the Primary Company.

4.3  ORIGINATING MOUS DEVELOPMENT

4.3.1 The Primary Company will derive and distribute monthly originating FGA access MOUs, billed by the Primary Company, to each Secondary Company s end office in the EAS calling area, as identified in Exhibit A, which is attached hereto and made a part hereof, based upon a ration of each Party s subscriber access lines to the total subscriber access lines in the appropriate EAS area as determined by the Primary Company.

4.3.2 The parties recognize that since originating non-EAS calls to the FGA service area are rated and billed as intraLATA toll, such usage is assumed to be minimal. Therefore, originating FGA access MOUs will not be distributed to end offices outside an EAS calling area.

5.0  CALCULATION OF REVENUE DISTRIBUTION

5.1 The amount of premium or non-premium revenues due each party each month will be equal to the sum of Originating and Terminating premium or non-premium revenue for each end office. These revenues will be calculated by the Primary Company by multiplying each of the Secondary Company s effective interstate and/or intrastate FGA switched access tariff rate elements (except the Local Transport element described below) by the appropriate MOU calculation under Sections 4.2.1 and 4.2.2.

5.2 Local Transport (or its equivalent under the Secondary Company s tariff and called Transport in this agreement) compensation will be determined for each company by multiplying each of the Secondary Company s Transport rates by the appropriate MOUs (as calculated under Sections 4.2.1 and 4.2.2) by the

      Secondary Company's percentage ownership of facilities agreed on by the Parties and set out in Exhibit B, which is attached hereto and made a part hereof.

6.0  REVENUE DISTRIBUTION AMOUNTS, MONTHLY STATEMENTS AND PAYMENTS

6.1 The Primary Company each month will calculate and prepare a monthly compensation statement reflecting the revenue distribution amounts for FGA, both EAS and non-EAS, access service due the Secondary Company.

6.2 The monthly compensation statement will show, for each Secondary Office, separately:

6.2.1 The total number of non-premium or premium terminating MOUs and revenue.

6.2.2 The total number on non-premium or premium originating MOUs and revenues.

6.2.3  The total compensation due the Secondary Company, by rate element.

6.2.4  The number of terminating MOUs recorded by the Primary Company.

6.2.5 The number of originating MOUs estimated by the Primary Company pursuant to Section 4.3 contained herein.

6.2.6  The number of access lines used to prorate originating usage pursuant to
       Section 4.3 contained herein.

6.2.7 The percent ownership factor, if any, used to prorate Local Transport revenues.

6.2.8  Adjustments for uncollectibles.

6.3 Within 60 Calendar days after the end of each billing period, the Primary Company will remit the compensation amount due the Secondary Company. Where more than one compensation amount is due, they may be combined into a single payment.

7.0  MISCELLANEOUS PROVISIONS

7.1 This appendix will remain in effect until terminated by thirty (30) calendar days notice by either Party to the other.

                                   EXHIBIT A


                 EAS Locations for Originating and Terminating


                         Feature Group A Access Service

   Primary Office      Secondary Office
      Company               Company
CLLI CODE NPA-NXX
ACCESS LINE           CLLI CODE  NPA-NXX

                                   EXHIBIT B


                       Location for LATA Wide Termination


                      of Feature Group A Access Service in


                             Non-EAS Calling Areas


                            SECONDARY OFFICE COMPANY

CLLI CODE  NPA-NXX  Access Line  % Ownership of        LATA
                                 Transport
                                 Facilities

                                 APPENDIX HOST

     This Appendix sets forth the terms and conditions under which SWBT will perform hosting responsibilities for LSP for (1) the provision of billable message data and/or access usage data received from such LSP for distribution to the appropriate billing and/or processing location via SWBT's in-region network or via the nationwide Centralized Message Distribution System (CMDS) or
(2) billable message data and/or access usage data received from other Local Exchange Carriers (LECs) or LSPs or from CMDS to be distributed to such LSP. This Appendix covers hosting in region (i.e., Missouri, Arkansas, Kansas, Oklahoma and Texas) and hosting out of region. Hosting out of region is only available to an LSP that is a Full Status Revenue Accounting Office (RAO) company.

     I. DEFINITIONS

      A. Access Usage Record (AUR) - a message record which contains the usage measurement reflecting the service feature group, duration and time of day for a message which is subsequently used by a LEC to bill access to an Interexchange Carrier (IXC).

      B.   Bellcore Client Company Calling Card and Third Number
           Settlement (BCC CATS) System - nationwide system used to produce information reports that are used in the settlement of LEC or LSP revenues recorded by one BCC (or LEC or LSP within the territory of that BCC) and billed to a customer of another BCC (or LEC or LSP within the territory of that BCC) as described in accordance with the Bellcore Practice BR 981-200-110.

      C. Billable Message Record - a message record containing details of a completed call which has been carried by a LEC over its facilities or by LSP over its facilities and such record is to be used to bill an end user.

      D. Centralized Message Distribution System (CMDS) - the national network of private line facilities used to exchange Exchange Message Record (EMR) formatted billing data between a company originating a message and the company billing for a message.

      E. Exchange Message Record (EMR) - industry standard message format as described in accordance with the Bellcore Practice BR 010-200-010 which was developed to facilitate the exchange of telecommunications message information.

      F. Full Status Revenue Accounting Office (RAO) - an LSP or LEC that is responsible for formatting EMR records, and for editing and packing of such detail records into files for distribution.

      G.   In-Region Hosting - includes the transport, using Hosting
           Company network, of (1) billable message record data for LEC or LSP transported messages and/or access usage record data that originate in a region and are delivered by the LSP to SWBT at a mutually agreed upon location within the territory of SWBT to be sent to another LEC or LSP for billing; and (2) billable message record data and/or access usage data received from CMDS or another LEC or LSP to be delivered to the LSP for billing to its end user located within the five state territory of SWBT.

      H. Out-of-Region Hosting - includes the transport, using the national CMDS network, of (1) billable message record data for LEC or LSP transported messages and/or access usage record data that originate out of region and are delivered by the LSP to SWBT and are to be sent to another LEC or LSP for billing; and (2) billable message record data and/or access usage data received from CMDS or another LEC or LSP to be delivered to the LSP for billing to its end user located outside SWBT's five state territory.

      I.   Non-Full Status Revenue Accounting Office (RAO) - An LSP or
           LEC that has assigned responsibility to SWBT for editing, sorting and placing billing message record detail and/or access usage record detail into packs for distribution.

     II. RESPONSIBILITIES OF THE PARTIES

      A.   All data forwarded from LSP must be in the industry standard
           EMR format in accordance with Bellcore Practice BR 010-200-010. The LSP is responsible to ensure all appropriate settlement plan indicators are included in the message detail, i.e., the Bellcore Client Company Calling Card and Third Number Settlement (BCC CATS) System. The LSP acknowledges that the only message records subject to this Hosting Appendix are those that arise from LEC or LSP transported billable messages and/or access usage records to be used by a LEC or LSP for the purpose of billing access to an IXC.

      B. When LSP delivers billable message data and/or access usage data to SWBT which must be forwarded to another location for billing purposes, SWBT will accept data from the LSP, perform edits to make message detail and access usage records consistent with CMDS specifications, and use its in region data network to forward this data to the appropriate billing company or to access the national CMDS network in order to deliver this data to the appropriate billing and/or processing company.

           If LSP is not a Full Status RAO Company, SWBT will also sort billable message detail and access usage record detail by Revenue Accounting Office, Operating Company Number or Service Bureau and split data into packs for invoicing prior to using its in region network to forward this data to the appropriate billing company or to access the national CMDS network in order to deliver such data to the appropriate billing company.

      C. For billable message data and/or access usage data received by SWBT for delivery to an LSP location, SWBT will use its in region data network to receive this data from other LECs or LSPs or from CMDS in order to deliver such billable message data and/or access usage data to the agreed upon billing LSP location.

III. BASIS OF COMPENSATION

           LSP agrees to pay SWBT a per record charge for billable message records and/or access usage records that are received from LSP and destined for delivery to another location for billing, at the rates listed below:

                    Per Record Charge
                        Full Status RAO Company
                             Hosting Company Network  $.002
                             National CMDS Network    $.005
                        Non-Full Status RAO Company
                             Hosting Company Network  $.007
                             National CMDS Network    $.010


           As part of this per record charge, SWBT will provide Confirmation and/or Error Reports and any Intercompany Settlement (ICS) Reports, such as the Bellcore Client Company Calling Card and Third Number Settlement System (BCC CATS), as needed.

           LSP agrees to pay SWBT a per record charge for billable message records and/or access usage records which are entered on a magnetic tape or data file for delivery to the LSP, at the rate listed below:

                                Per Record Charge  $.003


IV.  LIABILITY


      A. Any failure to populate accurate information in accordance with Section II.A. will be the responsibility of the LSP.

      B. SWBT will not be liable for any costs incurred by the LSP when the LSP is transmitting data files via data lines and a transmission failure results in the non-receipt of data by SWBT.

      C.   SWBT SHALL NOT BE LIABLE IN ANY EVENT FOR ANY SPECIAL,
           INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES RESULTING FROM, OR ARISING OUT OF, OR IN CONNECTION WITH, THIS APPENDIX.

      D. SWBT shall not be liable for any losses or damages arising out of errors, interruptions, defects, failures, or malfunction of the services provided hereunder, including any and all associated equipment and data processing systems, except such losses or damages caused by the sole negligence of SWBT. Any losses or damage for which SWBT is held liable under this Appendix shall in no event exceed the amount of charges made for the services provided hereunder during the period beginning at the time SWBT receives notice of the error, interruption, defect, failure or malfunction to the time service is restored.

      E. The LSP agrees to release, defend, indemnify, and hold harmless SWBT from any and all losses, damages, or other liability, including attorney fees, that it may incur as a result of claims, demands, or other suits brought by any party that arise out of the use of this service by the LSP, its customers or end users. The LSP shall defend SWBT against all end user claims just as if LSP had provided such service to its end users with its own employees.

      F. The LSP also agrees to release, defend, indemnify and hold harmless SWBT from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person(s), caused or claimed to be caused, directly or indirectly, by SWBT employees and equipment associated with provision of this service. This includes, but is not limited to suits arising from disclosure of any customer specific information associated with either the originating or terminating numbers used to provision this service.

     VI. DISCLAIMER OF WARRANTIES

           SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF THE DATA SUPPLIED BY LSP WHEN THIS DATA IS ACCESSED AND USED BY A THIRD PARTY.

                                  APPENDIX ITR

                            (TRUNKING REQUIREMENTS)

     This Appendix provides descriptions of the trunking requirements for the LSP and SWBT interconnection. The attached scenarios depict the recommended trunk groups for local, intraLATA toll, interLATA "meet point", mass calling, E911 and Operator Services interconnection. All references to incoming and outgoing trunk groups are from the perspective of the LSP.

     I. LOCAL TRAFFIC AND INTRALATA TOLL TRAFFIC

           (a) The LSP Originating (The LSP to SWBT)

                 When SWBT has a combined local and access tandem in an
            exchange, IntraLATA Toll Traffic may be combined with the Local Traffic on the same trunk group. When SWBT has more than one combined local and access tandem in an exchange, the LSP shall provide a separate trunk group to each SWBT tandem. When there are separate SWBT access and local tandems in an exchange, a separate local trunk group shall be provided to the local tandem and a separate IntraLATA toll trunk group shall be provided to the access tandem. This trunk group(s) shall be one-way or two-way directionalized outgoing only and will utilize Signaling System 7
            (SS7) or multifrequency (MF) protocol signaling.

           (b) The LSP Terminating (SWBT to LSP)

                 When SWBT has a combined local and access tandem, SWBT shall normally combine the Local and IntraLATA Toll Traffic over a single trunk group to the LSP. When SWBT has a separate access and local tandem in an exchange, a trunk group shall be established from each tandem to the LSP. This trunk group(s) shall be one-way or two-way directionalized incoming only and will utilize SS7 or MF protocol signaling.

           (c) Direct End Office Trunking

                 The Parties shall establish direct end office primary high usage trunk groups for Local Traffic and/or IntraLATA Toll Traffic when end office traffic requires twelve or more trunks. If LSP has established collocation to the end office, the trunks shall be provisioned over the LSP collocation facility. If the LSP has no collocation facilities, SWBT shall provision the trunks from the NIP to the end office. IntraLATA Toll Traffic shall be provided over a separate trunk group to the SWBT access tandem.

     II. ACCESS TOLL CONNECTING TRUNKS

           InterLATA traffic shall be transported between the LSP Central Office and the SWBT access tandem over a "meet point" trunk group separate from local and intraLATA toll traffic. The access toll connecting trunk group will be established for the transmission and routing of Exchange Access traffic between the LSP's end users and interexchange carriers via a SWBT access tandem. When SWBT has more than one access tandem within an exchange, the LSP shall utilize a single access toll connecting trunk group to one SWBT tandem within the exchange. This trunk group may be set up as one-way or two-way (two-way is preferred) and will utilize SS7 or MF protocol signaling. The traffic use code and modifier for this trunk group should be MDJ (see Scenario 1, 2, 3, or 4).

     III. 800 (888) TRAFFIC

           If the LSP chooses SWBT to handle 800 (888) database queries from its central office switches, all the LSP originating 800 (888) service queries will be routed over the InterLATA Interexchange Carrier (MDJ) trunk group. This traffic will include a combination of both InterLATA Interexchange Carrier 800 (888) service and IntraLATA LEC 800 (888) service that will be identified and segregated by carrier through the database query handled through the SWBT tandem switch.

           A separate trunk group from each Party to the other will be required for IntraLATA 800 service if either Party chooses to handle the 800 database queries from its switch location. The purpose of the separate trunk group is to provide for the segregation of originating 800 IntraLATA call volumes to ensure the proper billing of intercompany settlement compensation.

           The trunk group shall be set up as one-way outgoing only and will utilize SS7 protocol signaling. The traffic use code and modifier for this trunk group should be DD800J (see Scenario 1, 2, 3, or 4).

     IV. E911

           A segregated trunk group will be required to each appropriate E911 tandem within the exchange in which the LSP offers the Exchange Service. This trunk group shall be set up as a one-way outgoing only and shall utilize MF CAMA signaling. The traffic use code and modifier for this trunk group shall be ESJ (see Scenario 1, 2, 3, or 4).

     V. MASS CALLING (PUBLIC RESPONSE CHOKE NETWORK)

           A segregated trunk group shall be required to the designated Public Response Choke Network tandem in each serving area. This trunk group shall be one-way outgoing only and shall utilize MF signaling. It is recommended that this group be sized as follows:

                    <15001 access lines (AC)  2 trunks (min)
                    15001 to 25000 AC         3 trunks
                    25001 to 50000 AC         4 trunks
                    50001 to 75000 AC         5 trunks
                    >75000 AC                 6 trunks (max)


           The traffic use code and modifier for this trunk group shall be TOCRJ (see Scenario 1, 2, 3, or 4).

     VI. OPERATOR SERVICES

      (a)  No Operator Contract:

                 Inward Operator Assistance (Toll Center (TC) Code plus 121) -
            The LSP may choose from two interconnection options for Inward Operator Assistance as follows:

                 Option 1 - Interexchange Carrier (IXC) Carrier

                 The LSP may utilize the Interexchange Carrier Network (see
            Scenario 6). The LSP operator will route its calls requiring inward operator assistance through its designated IXC POP to SWBT's TOPS tandem. SWBT shall route its calls requiring inward operator assistance to the LSP's Designated Operator Switch (TTC) through the designated IXC POP.

                 Option 2 - The LSP Operator Switch

                 The LSP reports its switch as the designated serving operator switch (TTC) for its NPA-NXXs and requests SWBT to route its calls requiring inward operator assistance to the LSP. This option requires a segregated two-way (with MF signaling) trunk group from SWBT's Access Tandem to the LSP switch. The traffic use code and modifier for this trunk group should be OAJ (see Scenario 7). The LSP's operator will route its calls requiring inward operator assistance to SWBT's operator over an IXC network.

      (b)  Operator Contract with SWBT:

            (i)  Directory Assistance (DA):

                       The LSP may contract for DA services only.  A segregated
                  trunk group for these services would be required to SWBT's TOPS tandem. This trunk group is set up as one-way outgoing only and utilizes MF and Operator Services signaling. The traffic use code and modifier for this trunk group should be DAJ (see Scenario 5).

            (ii) Directory Assistance Call Completion (DACC):

                       The LSP contracting for DA services may also contract
                  for DACC. This requires a segregated one-way trunk group to SWBT's TOPS tandem. This trunk group is set up as one-way outgoing only and utilizes MF signaling. The traffic use code and modifier for this trunk group should be DACCJ (see Scenario 5).

            (iii) Busy Line Verification:

                       When SWBT's operator is under contract to verify the
                  LSP's end user loop, SWBT will utilize a segregated one-way with MF signaling trunk group from SWBT's Access Tandem to the LSP switch. The traffic use code and modifier for this trunk group should be VRJ (see Scenario 5)

            (iv) Operator Assistance (0+, 0-):

                       This service requires a one-way trunk group from the LSP
                  switch to SWBT's TOPS tandem. Two types of trunk groups may be utilized. If the trunk group transports DA/DACC, the trunk group will be designated as ETCMFJ (0-, 0+, DA, DACC) (see Scenario 5). If DA is not required or is transported on a segregated trunk group, then the group will be designated as ETCM2J (see Scenario 5). MF and Operator Services signaling will be required on the trunk group.

     VII. Trunk Design Blocking Criteria

           Trunk forecasting and servicing for the Local and IntraLATA Toll trunk groups shall be based on the industry standard objective of 2% overall time consistent average busy season busy hour loads (1% from the End Office to the Tandem and 1% from the Tandem to the End Office based on Neil Wilkinson B.01M [Medium Day-to-Day Variation] until traffic data is available). Listed below are the trunk group types and their objectives:

          Trunk Group Type                Blocking Objective (Neil Wilkinson M)
          ----------------                -------------------------------------
          Local Tandem                                             1%
          Local Direct                                             2%
          IntraLATA Interexchange                                  1%
          911                                                      1%
          Operator Services (DA/DACC)                              1%
          Operator Services (0+, 0-)                               0.5%
          InterLATA Tandem                                         0.5%

VIII.  FORECASTING/SERVICING RESPONSIBILITIES

           Both Parties agree to provide an initial forecast for establishing the initial interconnection facilities. Subsequent forecasts will be provided on a semi-annual basis concurrent with the publication of the SWBT General Trunk Forecast including yearly forecasted trunk quantities for all trunk groups described in this Appendix for a minimum of three years and the use of Common Language Location Identifier (CLLI-MSG) which is described in Bellcore documents BR795-100-100 and BR795-400-100.
      Trunk servicing will be performed on a monthly basis at a minimum.

           SWBT shall be responsible for forecasting and servicing the trunk groups terminating to the LSP. The LSP shall be responsible for forecasting and servicing the trunk groups terminating to SWBT end users and/or to be used for tandem transit to other provider's networks, operator services and DA service, and InterLATA toll service. Standard trunk traffic engineering methods will be used as described in Bell Communications Research, Inc. (Bellcore) document SR-TAP-000191, Trunk Traffic Engineering Concepts and Applications.

IX. TRUNK SERVICING

      1. Orders between the Parties to establish, add, change or disconnect trunks shall be processed by use of an Access Service Request ("ASR").

      2. All Parties shall jointly manage the capacity of local Interconnection Trunk Groups. Either Party may send the other Party an ASR to initiate changes to the Local Interconnection Trunk Groups that the ordering Party desires based on the ordering Party's capacity assessment. The receiving Party will issue a Firm Order Confirmation ("FOC") and a Design Layout Record ("DLR") to the ordering Party within five (5) business days after receipt of the ASR.

      3. Orders that comprise a major project (i.e., new switch deployment) shall be submitted in a timely fashion, and their implementation shall be jointly planned and coordinated.

      4. SWBT will process trunk service requests submitted via a properly completed ASR within twenty (20) business days of receipt of such ASR. Facilities must also be in place before trunk orders can be completed.

      5. In the event that a Party requires trunk servicing within shorter time intervals than those provided for in this Article XI due to a bona fide end user demand, such Party may designate its ASR as an "Expedite" and the other Party shall use best efforts to issue its FOC and DLR and install service within the requested interval.

      6. Each Party shall be responsible for engineering their networks on their side of the NIP.

X. SERVICING OBJECTIVE/DATA EXCHANGE

      Each Party agrees to service trunk groups to the foregoing blocking criteria in a timely manner when trunk groups exceed measured blocking thresholds on an average time consistent busy hour for a 20 business day study period. Upon request, each Party will make available to the other, trunk group measurement reports for trunk groups terminating in the requesting Party's network. These reports will contain offered load, measured in CCS (100 call seconds), that has been adjusted to consider the effects of overflow, retrials and day-to-day variation. They will also contain overflow CCS associated with the offered load, day-to-day variation, peakedness factor, the date of the last week in the four week study period and the number of valid days of measurement. These reports shall be made available at a minimum on a semi-annual basis upon request.

XI. SPECIFICATIONS

      All DS-1 and DS-3 facilities utilized for trunking established or employed by the Parties for purposes of this STC shall meet the specifications set forth in SWBT's TP-76625 dated June, 1990 and TP-76839 dated January, 1996.

XII. TRUNK FACILITY UNDER UTILIZATION

      At least once a year the Parties shall exchange trunk group measurement reports as detailed above for trunk groups terminating to the other Party's network. Each Party will determine the required trunks for each of the other Party's trunk groups for the previous 12 months. Required trunks will be based on the Blocking Objectives under "Trunk Design Blocking Criteria" above and time consistent average busy hour usage measurements from the highest 4 consecutive week (20 business day) study. Trunk groups with excess capacity will be identified to the other Party as eligible for downsizing. Excess capacity exists when a trunk group, on a modular trunk group design basis, has 48 trunks (2 modular digroups) or 10%, whichever is larger, over the required number of trunks.

      The party with excess trunking capacity will assess the trunk capacity based on forecasted requirements and agrees to disconnect trunks in excess of forecasted requirements for the next 12 months. If after 12 months the trunk group continues to have excess capacity the party agrees to take timely steps to disconnect all excess capacity.

XIII. Where available and upon the request of the other Party, each Party shall cooperate to ensure that its trunk groups are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

XIV. INSTALLATION, MAINTENANCE, TESTING AND REPAIR. SWBT's standard intervals for Feature Group D Switched Exchange Access Services will be used for Interconnection trunks as specified in the most current SWBT Accessible Letter, currently SWA96-036, dated April 15, 1996. The LSP shall meet the same intervals for comparable installations, maintenance, joint testing, and repair of its facilities and services associated with or used in conjunction with Interconnection or shall notify SWBT of its inability to do so and will negotiate such intervals in good faith.

                                   SCENARIO 1


SINGLE RATE AREA - COMBINED SWBT LOCAL/ACCESS TANDEM WITHOUT DIRECT END OFFICE, ILEC OR IXC TRUNKING

                                   [graphic]



          TRAFFIC USE/MODIFIER    DESCRIPTION
          ----------------------  -----------------------------------
          1. DDJ                  INTRALATA AND LOCAL (SS7 SIGNALING)
          2. TCJ                  INTRALATA AND LOCAL (SS7 SIGNALING)
          3. TOCRJ                MASS CALLING (MF SIGNALING)
          4. DD800J               INTRALATA 800 (MAXIMIZER 800)(SS7 SIGNALING) #
          5. MDJ                  INTERLATA ONLY (MF SIGNALING) @
          6. MDJ                  INTERLATA ONLY (SS7 SIGNALING)
          7. ESJ                  EMERGENCY SERVICE (MF SIGNALING)
@      Required at the Dallas 4 ESS switch only for 10XXXX # cut through and
     Feature Group B over D
#      Required if SWBT does not perform the database query for the LSP


                                                                 Revised 6/17/96

                                                                        LSP1.AF3

                                   SCENARIO 2


SINGLE RATE AREA - COMBINED SWBT LOCAL/ACCESS TANDEM WITH SOME DIRECT END OFFICE, ILEC AND IXC TRUNKING

                                   [graphic]


TRAFFIC USE/MODIFIER   DESCRIPTION
--------------------   -----------
1. IEJ                 LOCAL ONLY (SS7 SIGNALING)
2. IEJ                 LOCAL ONLY (SS7 SIGNALING)
3. DDJ                 INTRALATA AND LOCAL (SS7 SIGNALING)
4. TCJ                 INTRALATA AND LOCAL (SS7 SIGNALING)
5. TOCRJ               MASS CALLING (MF SIGNALING)
6. DD800J              INTRALATA 800 (MAXIMIZER 800) (SS7 SIGNALING) #
7. MDJ                 INTERLATA ONLY (MF SIGNALING) @
8. MDJ                 INTERLATA ONLY (SS7 SIGNALING)
9. ESJ                 EMERGENCY SERVICE (MF SIGNALING)
@  Required at the Dallas 4 ESS switch only for 10XXXX # cut through and Feature Group B over D
#  Required if SWBT does not perform the database query for
   the LSPp


                                                                 Revised 6/17/96

                                                                        LSP2.AF3

                                   SCENARIO 3


SINGLE RATE AREA - SEPARATE SWBT LOCAL AND ACCESS TANDEMS WITHOUT DIRECT END OFFICE, ILEC OR IXC TRUNKING

                                   [Graphic]



TRAFFIC USE/MODIFIER   DESCRIPTION
--------------------   -----------
1. TOJ                 LOCAL ONLY (SS7 SIGNALING)
2. TGJ                 LOCAL ONLY (SS7 SIGNALING)
3. TOCRJ               MASS CALLING (MF SIGNALING)
4. DD800J              INTRALATA 800 (MAXIMIZER 800) (SS7 SIGNALING) #
5. DDJ                 INTRALATA ONLY (SS7 SIGNALING)
6. TCJ                 INTRALATA ONLY (SS7 SIGNALING)
7. MDJ                 INTERLATA ONLY (SS7 SIGNALING)
8. ESJ                 EMERGENCY SERVICE (MF SIGNALING)
#  Required if SWBT does not perform the database query for
   the LSP.


                                                                Revised 12/30/96

                                                                        LSP3.AF3

                                   SCENARIO 4


SINGLE RATE AREA - SEPARATE SWBT LOCAL AND ACCESS TANDEMS WITH SOME DIRECT END OFFICE, ILEC AND IXC TRUNKING

                                   [Graphic]



TRAFFIC USE/MODIFIER   DESCRIPTION
--------------------   -----------
1.  IEJ                LOCAL ONLY (SS7 SIGNALING)
2.  IEJ                LOCAL ONLY (SS7 SIGNALING)
3.  TOJ                LOCAL ONLY (SS7 SIGNALING)
4.  TGJ                LOCAL ONLY (SS7 SIGNALING)
5.  TOCRJ              MASS CALLING (MF SIGNALING)
6.  DD800J             INTRALATA 800 (MAXIMIZER 800) (SS7 SIGNALING) #
7.  DDJ                INTRALATA ONLY (SS7 SIGNALING)
8.  TCJ                INTRALATA ONLY (SS7 SIGNALING)
9.  MDJ                INTERLATA ONLY (SS7 SIGNALING)
10. ESJ                EMERGENCY SERVICE (MF SIGNALING)
#   Required if SWBT does not perform database query for
    the LSP.


                                                                Revised 12/30/96

                                                                        LSP4.AF3

                                   SCENARIO 5


SINGLE RATE AREA - COMBINED SWBT LOCAL/ACCESS TANDE WHERE SWBT IS THE OPERATOR SERVICES PROVIDER FOR THE LSP

                                   [Graphic]



      TRAFFIC USE/MODIFIER      DESCRIPTION
      --------------------      -----------
      1. VRJ                    BUSY LINE VERIFICATION (MF SIGNALING) #
      2. DAJ or DACCJ           DIRECTORY ASSISTANCE or DIRECTORY
                                ASSISTANCE CALL COMPLETION (MF SIGNALING,
                                OPERATOR SERVICES SIGNALING)
      3. ETCM2J                 0-, 0+ COMBINED COIN AND NONCOIN (MF
                                SIGNALING, OPERATOR SERVICES SIGNALING)
      4. ETCMFJ                 0-, 0+, DA, DACC COMBINED COIN AND NONCOIN
                                (MF SIGNALING, OPERATOR SERVICES SIGNALING)




# Busy Line Verification is sometimes trunked out from the TOPS Tandem rather than the Access Tandem.

                                                                  Revised 1/7/97

                                                                        LSP5.AF3

                                   SCENARIO 6


SINGLE RATE AREA - COMBINED SWBT LOCAL/ACCESS TANDE WHERE SWBT IS NOT THE OPERATOR SERVICES PROVIDER FOR THE LSP


                         121 INWARD OPERATOR ASSISTANCE

                                   [Graphic]


     Note:  This scenario would use existing Interexchange Carrier Network.

                                                                 Revised 6/17/96

                                                                        LSP6.AF3

                                   SCENARIO 7


SINGLE RATE AREA - COMBINED SWBT LOCAL/ACCESS TANDEM WHERE SWBT IS NOT THE OPERATOR SERVICES PROVIDER FOR THE LSP AND THE LSP'S SWITCH IS THE DESIGNATE OPERATOR SWITCH (TTC) FOR 121 INWARD ASSISTANCE

                                   [Graphic]



          TRAFFIC USE/MODIFIER    DESCRIPTION
          ----------------------  -----------------------------------
          1.          OAJ         ACCESS TO INWARD OPERATOR (121) (MF
                                  SIGNALING)


                                                                 Revised 6/17/96

                                                                        LSP7.AF3

                                 APPENDIX LIDB

            AGREEMENT FOR THE PROVISION OF DATA BASE ADMINISTRATION
                                      AND
                   LINE INFORMATION DATA BASE (LIDB) STORAGE

This Appendix, between SWBT and LSP sets forth the terms and conditions upon which SWBT will provide data base administration to store LSP's line/billing records in SWBT's Line Information Data Base (LIDB).

WHEREAS, SWBT owns and maintains a Line Validation Administration System (LVAS) that provides facilities for adding, deleting, and changing information in LIDB; and

WHEREAS, SWBT maintains LIDB for various purposes, including the validation of alternately billed service (ABS) requests and the provision of other services; and

WHEREAS, LSP desires to have SWBT use LVAS to administer LSP's line information cords for the provision of services set forth in the exhibits attached to this Appendix; and

WHEREAS, SWBT is willing to provide, where equipment, processing capability and hardware configurations permit, such LVAS services and LIDB storage for LSP; and

WHEREAS, SWBT owns and maintains a Sleuth System that provides facilities for ABS fraud monitoring; and

WHEREAS, LSP desires SWBT to use its Sleuth System for ABS fraud monitoring of its telecommunications traffic.

NOW, THEREFORE, in consideration of the mutual promises and undertakings made, the parties agree as follows:

1. DEFINITIONS

      As used herein and for the purpose of this Appendix, the following terms shall have the meanings set forth below:

      A. Alternate Billing Services (ABS) - A service that allows end users to bill calls to accounts that may not be associated with the originating line. There are three types of ABS calls: calling card, collect and third number billed calls.

      B. Billed Number Screening (BNS) - A process which utilizes a database to determine specific characteristics and/or end user preferences with respect to a billed number.

      C. Calling Card Service (CCS) - A service which enables a calling customer to bill a telephone call to a calling card number with or without the help of an operator.

      D. Data Base - An integrated collection of related data. In the case of the LIDB, the data base is the line number and related line information.

      E. Data Base Administration Center (DBAC) - The LIDB input center where the LVAS facility and administrative personnel are currently located.

      F. Exchange - For the purpose of this Appendix, a specific NPA-NXX combination.

      G. Group Record - Information in LIDB or LVAS that is common to all lines or billing records in an NPA-NXX or NPA-RAO.

      H. LIDB Editor - A database editor located at the SCP where LIDB resides. LIDB ditor provides emergency access to LIDB that bypasses the service management system for LIDB.

      I. Line Validation Administration System (LVAS) - An off-line administrative system, used by SWBT to add, delete and change information in LIDB.

      J. Line Information Data Base (LIDB) - The line information database, which is an ANSI SS7 database system, functions as a centralized repository for data storage and retrieval. LIDB supports validation and recording of ABS requests. LIDB also supports storage, retrieval and recording capabilities for other information that can be associated with an end user's line.
           Examples of such information are, or are expected to be, originating screening information, ZIP code data and calling name.

      K. Line Record - Information in LIDB or LVAS that is specific to a single telephone number or special billing number.

      L. Personal Identification Number (PIN) - A confidential four digit code number provided to a calling card customer to prevent unauthorized use of his/her calling card number. The PIN is stored in the LIDB for those line numbers that have an associated calling card.

      M. Response - A single response in a set of predefined expected responses to a request for information contained in a query from a computer processor.

      N. Toll Billing Exception (TBE) - A LIDB option that allows end users to restrict third number billing or collect calls to their lines.

      O. Service Management System (SMS) - An off-line system used to access, create, modify, or update information in LIDB. For the purposes of this appendix, the SMS for LIDB is LVAS.

      P. Sleuth - An off-line administration system that SWBT uses to monitor suspected occurrences of ABS-related fraud. Sleuth uses a systematic pattern analysis of query message data to identify potential incidences requiring fraud investigation. Detection parameters are based upon vendor recommendations and SWBT's analysis of collected data and are subject to change from time to time.

      Q.   Special Billing Number (SBN) Account Groups - Line records in
           LIDB that are based on an NPA-RAO numbering format. NPA-RAO numbering formats are similar to NPA-NXX formats except that the fourth digit of an NPA-RAO line record is either a zero (0) or a one
           (1).

      R. Tape Load Facility - A separate data entry point at the SCP where LIDB resides. The Tape Load Facility provides direct access to LIDB for data administration that bypasses the service management system for SWBT's LIDB.

      S.   Translation Type - A code in the Signaling Connection Control
           Point (SCCP) of the SS7 signaling message. Translation Types are used for routing LIDB queries. Signal Transfer Points (STPs) use Translation Types to identify the routing table used to route a LIDB query. All LIDB queries against the same exchange and Translation Type are routed to the same LIDB.

2.   General Description

      A. SWBT's LIDB is connected directly to a service management system (i.e., LVAS), a database editor (i.e., LIDB Editor), and a tape load facility. Each of these facilities, processes, or systems, provide SWBT with the capability of creating, modifying, changing, or deleting, line/billing records in LIDB. SWBT's LIDB is also connected directly to an adjunct fraud monitoring system (i.e., Sleuth).

      B. SWBT will provide LSP with access to LVAS, LIDB Editor, and tape load facility as set forth in this Appendix and the Exhibit or Exhibits attached hereto. SWBT warrants that the manner in which it provides such access to LSP will be equivalent to the manner in which SWBT provides such access to itself.

      C. SWBT will also provide LSP with fraud alerts from Sleuth as set forth in this Appendix and in Exhibit IV (Sleuth). SWBT warrants that it will provide fraud alerts to LSP using the same fraud monitoring parameters as SWBT uses for itself.

      D. From time-to-tome, SWBT enhances its LIDB to create new services and/or LIDB functionalities. Such enhancements may involve the creation of new line-level or group-level data elements in LIDB. SWBT will coordinate with LSP to provide LSP with the opportunity to update its data concurrent with SWBT's updates of SWBT's own data. Both parties understand and agree that some LIDB enhancements will require LSP to update its line/billing records with new or different information.

      E. Charges for the provisioning of Data Base Administration and LIDB Storage are set forth in Exhibit II (Basis of Compensation).

3.   Service Description

      3.1  LVAS

            LVAS provides LSP with the capability to access, create, modify or update information in LIDB. LVAS has two electronic interfaces. These interfaces are the Service Order Entry Interface and the Interactive Interface.

            3.1.1 Service Order Entry Interface

                  (A)  The Service Order Entry Interface
                       provides LSP with unbundled access to SWBT's LVAS that is equivalent to SWBT's own service order entry process to LVAS. Service Order Entry Interface allows LSP to electronically transmit properly formatted records from LSP's service order process into LVAS.

                  (B)  LSP's access to the Service Order
                       Entry Interface will be through a remote access facility
                       (RAF). The RAF will provide SWBT with a security gateway for LSP access to the Service Order Entry Interface. The RAF will verify the validity of LSP's transmissions and limit LSP's access to SWBT's Service Order Entry Interface to LVAS. LSP does not gain access to any other SMS, interface, database, or operations support system through this Appendix.

                  (C)  SWBT will provide LSP with the file
                       transfer protocol specifications LSP will use to administer LSP's data over the

                  Service Order Entry Interface. LSP acknowledges that transmission in such specified protocol is necessary for SWBT to provide LSP with Data Base Administration and Storage.

                  (D) LSP can choose the Service Order Entry Interface as its only interface to LVAS and LIDB or the LSP can choose to use this interface in conjunction with any other interface that SWBT provides under this Appendix except the Manual Interface.

                  (E) SWBT will provide LSP with SWBT-specific documentation for properly formatting the records LSP will transmit over the Service Order Entry Interface.

                  (F) LSP understands that its record access through the Service Order Entry Interface will be limited to its own line/billing records.

            3.1.2 Interactive Interface

                  (A) The Interactive Interface provides LSP with unbundled access to SWBT's LVAS that is equivalent to SWBT's access at its LIDB DBAC. Interactive Interface provides LSP with the ability to have its own personnel access LSP's records via an application screen that is presented on a computer monitor. Once LSP has accessed one of its line/billing records, LSP can perform all of the data administration tasks SWBT's LIDB DBAC personnel can perform on SWBT line/billing records.

                  (B) SWBT will provide LSP with Interactive Interface through a modem. LSP understands that its record access through the Interactive Interface will be limited to its own line/billing records.

                  (C) LSP will use hardware and software that is compatible with LVAS hardware and software.

                  (D) LSP can choose to request the Interactive Interface as its only interface to LVAS and LIDB or the LSP can choose to use this interface in conjunction with any other interface that SWBT provides under this Appendix except the Manual Interface.

                  (E) SWBT will provide LSP with SWBT-specific documentation in the form of screen prints and prints of help screens.

            3.1.3 Manual Interface

                  (A) Manual Interface is available only if the LSP has 1,000 line/billing records or less. Manual Interface allows LSP to fax updates to SWBT's LIDB DBAC. SWBT's LIDB DBAC personnel will manually enter these faxed updates into LVAS for LSP.

                  (B) Manual Interface is not available with any other interface SWBT provides under this Appendix.

                  (C) LSP understands that its record access through the Manual Interface will be limited to its own line/billing records.

            3.2  Tape Load Facility Interface

                  (A) Tape Load Facility Interface provides LSP with unbundled access to SWBT's Tape Load Facility in the same manner that SWBT accesses this facility. Tape Load Facility Interface allows LSP to create and submit magnetic tapes for input into LIDB.

                  (B) The Tape Load Facility Interface is not an interface to LVAS. The Tape Load Facility Interface is an entry point to LIDB at the SCP where LIDB resides.

                  (C) The Tape Load Facility Interface is available only when the amount of information is too large for LVAS to accommodate. Both parties agree that these situations normally occur during the initial load of LSP's information into LIDB or when LIDB is updated for a new product. The Tape Load Facility Interface is not available for ongoing updates of information. LSP may request the Tape Load Facility Interface only when its updates exceed 100,000 line/billing records over and above the LSP's normal daily update processing.

                  (D) LSP will create its own tapes in formats specified in GR-446-CORE, Issue 2, June 1994, as revised. Such tapes will only include information associated with LSP's line/billing records.

                  (E) LSP will deliver a separate set of tapes, each having identical information to each SCP node on which LIDB resides. SWBT will provide LSP with the name and address of the SWBT employee designated to receive the tapes at each location.

                  (F) In addition to the tapes LSP will create and deliver to the SCP node locations, LSP shall deliver an additional set of tapes to the LVAS System Administrator so that SWBT can load LSP's updates into LVAS. LSP understand that these additional tapes must contain information identical to the tapes delivered to the SCP nodes, but that the format will differ. SWBT shall provide LSP SWBT-specific documentation for record formations of these additional tapes. SWBT shall use these tapes to create LSP records in LVAS that correspond with the records being loaded into LIDB using the Tape Load Facility Interface. SWBT shall provide LSP with the name and address of the SWBT System Administrator to whom the LVAS update tapes should be sent.

                  (G) SWBT and LSP shall negotiate mutually agreed upon dates and times for tape loads of LSP data when such loads are the result of an LSP request.

                  (H) LSP understands and agrees that its record access through the Tape Load Facility Interface is only for LSP's own line/billing records. LSP warrants that it shall not use the Tape Load Facility Interface to modify any group record. LSP further warrants that it shall not use the Tape Load Facility Interface to modify any line/billing record not belonging to LSP.

            3.3  LIDB Editor Interface

                  (A) LIDB Editor Interface provides LSP with unbundled access to SWBT's LIDB Editor equivalent to SWBT's manner of access. LIDB Editor provides LSP with emergency access to LIDB only when LVAS is unable to access LIDB or is otherwise inoperable.

                  (B) LIDB Editor Interface is not an interface to LVAS. LIDB Editor is an SCP tool accessible only by authorized SWBT employees. LSP shall have access to SWBT employees authorized to access LIDB Editor during the same times and under the same conditions that SWBT has access to LIDB Editor.

                  (C) LSP understands that its record access through the LIDB Editor Interface is limited to its own line/billing records.

            3.4  Audits

                  SWBT shall provide LSP with access equivalent to SWBT's own access to LVAS audit functionalities.

            3.4.1 LIDB Audits

                  (A) This audit is between LVAS and LIDB. This audit verifies that LVAS records match LIDB records. The LIDB Audit is against all line records and group record information in LVAS and LIDB, regardless of data ownership.

                  (B) SWBT shall run the LIDB audit continuously throughout each and every day.

                  (C) SWBT shall create a "variance file" of all LSP records that fail the LIDB audit. LSP can access these files through the Interactive Interface.

                  (D) LSP shall investigate accounts that fail the LIDB audit and correct any discrepancies as set forth in paragraph 3(H). LSP shall correct all discrepancies using the LVAS interface(s) LSP has requested under this Appendix.

            3.4.2 Billing System Audit

                  (A) This type of audit is between LVAS and SWBT's billing system(s). This audit verifies that LVAS records match SWBT's billing system records.

                  (B) SWBT shall provide LSP with access equivalent to SWBT's own access to the billing system audit functionality. SWBT shall provide LSP with a file containing LSP records in LIDB. LSP shall specify if the billing system audit tape will be delivered by either magnetic tape or electronically over the Service Order Entry Interface.

                  (C) LSP shall audit its LIDB accounts against LSP's billing system and correct any discrepancies as set forth in paragraph 3(H). LSP shall correct all discrepancies using the LVAS interface(s) LSP has requested under this Appendix.

                       SWBT shall provide LSP scheduled and unscheduled billing system audits as set forth below:

                        (1)  Scheduled Audits

                              SWBT shall provide LSP with a billing system audit file twice per year. Such audit files will represent LSP's entire data store in LVAS. The Parties shall mutually agree upon the dates such audit files will be provided.

                        (2)  Unscheduled Audits

                              LSP can request additional audit files and SWBT will work cooperatively to accommodate all reasonable LSP requests for such additional audit files. Charges for additional audit files shall apply as set forth in Exhibit II (Basis for Compensation).

            3.5  Sleuth

                  (A)  Sleuth notification provides LSP with
                       Sleuth alert messages. Sleuth alert messages indicate potential incidences of ABS-related fraud for investigation.

                  (B)  Sleuth historical reports are
                       available to LSP as set forth in Exhibit IV (Sleuth).

3. Manner of Provisioning

      (A) SWBT shall provide to LSP, on request, SWBT-specific documentation regarding record formatting and associated hardware requirements for LSP to access each of the interfaces SWBT provides for LIDB data administration.

      (B) LSP shall obtain, at its own expense, all necessary documentation produced by non-SWBT entities such as Bellcore.

      (C) Magnetic tapes submitted by LSP must conform to the hardware specifications of each SCP node where LIDB resides. This includes 9-track and 8mm tapes as well as other site-specific limitations. SWBT shall provide LSP with all magnetic tape hardware requirements upon request. LSP shall create the magnetic tapes its submits for input into LIDB and LVAS over the tape load interface.

      (D) SWBT shall input information provided by LSP into LIDB for the NPA-NXXs and/or NPA-RAOs set forth in Exhibit I, EXCHANGES TO BE ADMINISTERED, attached hereto and made a part hereof. LSP shall provide all information needed by SWBT to support the services being requested. This information may include, but is not limited to, Calling Card Service information, Toll Bill Exception information (such as restrictions on collect and third number billing), class of service information, originating line number screening information, ZIP code information, and calling name information.

      (E) LSP shall furnish, prior to the initial LVAS load, and as requested by SWBT thereafter, the following forecast data:

          -    the number of working lines per account group
          -    the number of working line numbers to be established
          -    the average number of monthly changes to these records
          -    the number of busy hour queries, by query type
          -    the number of annual queries by query type

            If SWBT, at its discretion, determines that it lacks adequate storage, or processing capability, prior to the initial loading of LSP information, SWBT shall notify LSP of its intent to not provide to LSP the Services under this Appendix and this Appendix will be void.

      (F) LSP shall furnish all line records and group records in a format required by SWBT to establish records in LIDB for all working line numbers, not just line numbers associated with calling card PIN or Toll Billing Exceptions (TBE).

      (G) LSP acknowledges that SWBT's LIDB is accessible by many telecommunications companies and that these telecommunications companies expect a high degree of accuracy in the response information provided to their queries. LSP shall administer its data in such a manner that SWBT's accuracy of response information is not adversely impacted.

      (H) LSP shall verify to SWBT the line information data residing in LVAS by reviewing the listing of line information data provided by SWBT's billing system audit file. LSP shall provide to SWBT all additions, deletions, and corrections resulting from its verification on, or before, the fourteenth business day following its receipt of line information verification reports produced by SWBT for audit processes.

      (I) SWBT shall provide the functionality needed to perform certain query/response functions on a call-by-call basis for the line/billing records of LSP that reside in SWBT's LIDB. Those query/response functions SWBT will perform are set forth in the Exhibits.

      (J) With respect to all matters covered by this Appendix, each Party shall adopt and comply with SWBT standard operating methods and procedures and shall observe the rules and regulations which cover the administration of LVAS service and the Sleuth System, as set forth in SWBT practices. The Parties acknowledge that those practices may be changed by SWBT from time to time.

      (K) Administration of the SCP on which LIDB resides, as well as any system or query processing logic that applies to all data resident on SWBT's LIDB is, and remains, the responsibility of SWBT. LSP acknowledges that SWBT, in its role as system administrator, may need to access any record in LIDB, including any such records of LSP. SWBT shall limit such access to those actions necessary to ensure the successful operation and administration of SWBT's SCP and LIDB.

      (L) LSP acknowledges that SWBT shall, in its sole discretion, allow or negotiate any access to SWBT's LIDB. LSP does not gain any ability, by virtue of this Appendix, to determine which telecommunications companies are allowed to access information in SWBT's LIDB. LSP acknowledges that when SWBT allows a query originator to access SWBT data in SWBT's LIDB, such query originators shall also have access to LSP's data that is also stored in SWBT's LIDB.

      (M) LSP acknowledges that SWBT does not have data screening capability in LIDB. Data Screening is the ability of a LIDB owner to deny complete or partial access to LIDB data or processes.

4.   Billing

      Compensation to SWBT for data storage and administration service and Sleuth services shall be based upon the rates set forth in Exhibit II (Basis of Compensation), attached hereto and made a part hereof. These rates will apply for one (1) year from the service effective date for each exchange. After one (1) year, SWBT may change the rates upon seventy-five (75) days' notice. SWBT may first give such notice seventy-five days before the end of the first year.

      4.1 SWBT Responsibilities

            (A) SWBT shall determine, for billing purposes, the number of access lines that are administered for each NPA-NXX or NPA-RAO for which SWBT performs the database administration function on behalf of LSP. SWBT shall quantify access lines monthly.

            (B) SWBT shall provide, upon written request, such data as is reasonably necessary to verify billing charges for data base administration update functions. SWBT shall provide this information in standard SWBT LVAS report formats.

            (C) SWBT shall provide such data, as is reasonably necessary, to enable the independent Billing Information Systems (IBIS) billing statements to be substantiated for query volumes of LSP line/billing records that reside in SWBT's LIDB. SWBT shall provide this data to LSP in standard Exchange Message Record (EMR) format.

      4.2  LSP Responsibilities

            (A) LSP shall pay SWBT the amounts billed for the services rendered.

            (B) LSP shall bill the appropriate charges to end users, on behalf of third parties who query LIDB and receive a response verifying the end user's willingness to accept the charges for the underlying call.

            (C)  LSP shall provide to third parties, that query
                 LIDB and receive a response verifying an end user's willingness to accept charges of services supported by LIDB, all necessary billing information needed by the third party to bill for the services provided.

      4.3  Compensation for Data Access

            (A) Subject to the limitations in (B) below, SWBT shall compensate LSP for queries against the data LSP stores in SWBT's LIDB. Queries by SWBT and LSP against the data LSP stores in SWBT's LIDB shall be included in the count of queries for which LSP will be compensated. SWBT shall compensate LSP by paying a percentage of the amounts SWBT billed, or would have billed, for each query. LSP acknowledges that the amount SWBT bills for LIDB queries against LSP's data may differ by query type, by query originator, and/or may change over time. The percentage SWBT will use to calculate such credits is set forth in Exhibit II (Basis of Compensation).

            (B) LSP acknowledges that SWBT's ability to provide such credit is based upon SWBT's ability to identify account ownership in LIDB. LSP acknowledges that LIDB currently identifies account ownership only at the level of the group record (i.e., NPA-NXX or NPA-RAO). LSP further agrees that SWBT will not provide such credit for LSP accounts that reside in group records that also contain SWBT or other data owner accounts. SWBT agrees to work with its LIDB and switch vendors to attempt to develop the capabilities for SWBT to identify, and record for billing, the service provider of individual line/billing records. SWBT shall provide LSP compensation if SWBT implements such capabilities in its network.

5.   Liability

      (A) SWBT shall not be liable for any losses or damages arising out of errors, interruptions, defects, failures, or malfunction of LVAS, including any and all associated equipment and data processing systems, except such losses or damages caused by the sole negligence of SWBT. Any losses or damages for which SWBT is held liable under this Appendix shall in no event exceed the amount of charges made for LVAS during the period beginning at the time SWBT receives notice of the error, interruption, defect, failure or malfunction to the time service is restored.

      (B) SWBT shall not be liable for any losses or damages arising out of SWBT's administration of Sleuth.

      (C)  SWBT SHALL NOT BE LIABLE IN ANY EVENT FOR ANY SPECIAL,
           INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES RESULTING FROM, OR ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT.

      (D)  LSP agrees to release, indemnify, defend, and hold harmless
           SWBT from any and all claims, demands, or suits brought by a third party against SWBT, directly or indirectly, arising out of SWBT's provision of service under this Appendix. This provision shall not apply to any losses, damages or other liability for which SWBT is found liable as a result of its sole negligence.

6. Disclaimer of Warranties

      SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO LVAS SERVICE, LIDB OR THE SLEUTH SYSTEM. ADDITIONALLY, SOUTHWESTERN BELL ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF THE DATA SUPPLIED BY LSP WHEN THIS DATA IS ACCESSED AND USED BY A THIRD PARTY.

                                 APPENDIX LIDB

                                   EXHIBIT I

                          EXCHANGES TO BE ADMINISTERED

SWBT shall provide service management system and other interface service capabilities to LSP as set forth in this Appendix and attached Exhibit or Exhibits for the following LSP exchanges:

EXCHANGE NAME                    NPA NXX                    NPA-RAO








_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________
_________________           __________________         __________________

(Attach additional copies as needed)

                                 APPENDIX LIDB

                                   EXHIBIT II

                             BASIS OF COMPENSATION

1. COMPENSATION:

All rates and charges contained in this section are applicable in all regulatory jurisdictions.

2. RATES AND CHARGES


     Manual Interface                       Rate Per Initial Load
                                            ---------------------
     (a) Initial Load
         (1) per initial load                     $372.00
         (2) per 100 line records
             loaded                                $55.00

     (b)  Ongoing Updates                       Rate Per Month
                                                --------------
          (1)  per month                           $51.00
          (2) per 100 line records
              stored in LIDB                    $    3.75

                                 APPENDIX LIDB

                                  EXHIBIT III

              CALLING CARD AND BILLED NUMBER SCREENING VALIDATION

(A) SWBT shall provide the functionality needed to perform the following query/response functions, on a call-by-call basis, for the line/billing records residing in SWBT's LIDB to:

            1. Validate a 14-digit billing number where the first 10 digits are a telephone number or a special billing number assigned and the last four digits (PIN) are a security code assignment.

            2. Determine whether the billed line automatically rejects, accepts, or requires verification of certain calls billed as collect or third number.

            3. Determine whether the billed line is a public telephone number using the Class of Service information in the LIDB.

B. LSP shall bill the appropriate charges to end users, on behalf of third parties who query LIDB and receive a response validating the end user's willingness to accept the charges for the underlying call.

Approved and executed the ________________________ day of ___________, 19__.



     DIGITAL TELEPORT, INC. (MISSOURI)  SOUTHWESTERN BELL TELEPHONE COMPANY
     By_____________________________    By_____________________________

     Title____________________________  Title____________________________

     Date____________________________   Date____________________________

                                 APPENDIX LIDB

                                   EXHIBIT IV

                                     SLEUTH

(A) SWBT shall provide LSP with an alert notification, by fax, or another mutually agreed upon format, when SWBT's Sleuth system indicates the probability of a fraud incidence. SWBT will use the same criteria to determine fraud alerts for LSP as SWBT uses for its own accounts.

(B) Sleuth alert messages have four levels of priority. These levels are low, medium, high and urgent. Sleuth delivers alert messages to a queue in the Sleuth DBAC in priority order. Urgent alerts are prioritized first, followed by high, medium and low alerts (in that order).

(C) SWBT's Sleuth investigators can access alerts only in the order the alerts appear in the queue. Low alerts almost never see investigator treatment. However, when Sleuth encounters a number of low priority alerts on the same account, Sleuth may upgrade the alert's status to a higher priority status.

(D) When a Sleuth investigator determines that an urgent, high, or medium priority alert is for an LSP account, the Sleuth investigator will print the alert for the queue and fax the alert to the LSP. Sleuth alerts only identify potential occurrences of fraud. The LSP receiving Sleuth alerts will need to perform its own investigations to determine whether a fraud situation actually exists. The LSP will also need to determine what, it any action should it take as a result of a Sleuth alert.

(E) SWBT's hours of operation for Sleuth are seven days a week, twenty-four hours per day (7X24). LSP shall provide SWBT with a contact name and fax number for SWBT to fax alerts from SWBT's Sleuth DBAC.

(F) SWBT shall provide LSP with a Sleuth contact name and number, including fax number, for LSP to contact the Sleuth DBAC.

(G) For each alert notification SWBT provides to LSP, LSP may request a corresponding 30-day historical report of ABS-related query processing. LSP may request up to three reports per alert. The charge for each historical report is set forth in Exhibit II (Basis of Compensation).

   Approved and executed the ______________________ day of _________, 19__.



   DIGITAL TELEPORT, INC. (MISSOURI)     SOUTHWESTERN BELL TELEPHONE COMPANY
   By_____________________________       By_____________________________

   Title____________________________     Title____________________________

   Date____________________________      Date____________________________

                                 APPENDIX LIDB

                                   EXHIBIT V

                           CNAM SERVICE QUERY SERVICE

Upon receipt of the line/billing information from LSP, in a format acceptable to SWBT, SWBT will provide the functionality needed to perform the following query/response functions, on a call-by-call basis, for the line/billing records residing in SWBT's LIDB to identify the name associated with the line record.

Calling Name records are limited to fifteen characters. LSP is responsible for providing all name truncations and/or abbreviations needed to limit a calling name to 15 characters. LSP is also responsible for ensuring that its calling name data does not contain obscenities in English or other languages. Upon receipt of Calling Name data, in a format acceptable to SWBT, SWBT will provide the query/response functions, on a call-by-call basis, for the line/billing records residing in SWBT's LIDB to identify the name associated with the line record.

CNAM Service Query is SWBT's service that allows customers to query SWBT's LIDB for calling name information. Calling Name information means a telecommunications company's records of all its subscribers' names associated with one or more ten-digit telephone numbers assigned to the end user.

Approved and executed the _______________________ day of _________, 19__.


  DIGITAL TELEPORT, INC. (MISSOURI)      SOUTHWESTERN BELL TELEPHONE COMPANY
  By_____________________________        By_____________________________

  Title____________________________      Title____________________________

  Date____________________________       Date____________________________

                                 APPENDIX LIDB

                                   EXHIBIT VI

                   SINGLE NUMBER SERVICE (SNS) QUERY SERVICE

Upon receipt of the line/billing information from LSP, in a format acceptable to SWBT, SWBT shall provide the functionality needed to perform the query/response functions, on a call-by-call basis, for the line/billing records residing in SWBT's LIDB to identify the ZIP code associated with the line record.

Approved and executed the ______________________ day of _________, 19__.


   DIGITAL TELEPORT, INC. (MISSOURI)     SOUTHWESTERN BELL TELEPHONE COMPANY
   By_____________________________       By_____________________________

   Title____________________________     Title____________________________

   Date____________________________      Date____________________________

                                 APPENDIX LIDB

                                  EXHIBIT VII

                 ORIGINATING LINE NUMBER SCREENING (OLNS) QUERY

Upon receipt of the line/billing information for LSP, in a format acceptable to SWBT, SWBT shall provide the functionality needed to perform the query/response functions, on a call-by-call basis, for the line/billing records residing in SWBT's LIDB to identify the originating line screening requirements of the line record.

LSP shall ensure that its OLNS data complies with the definitions and record formats set forth in GR-1149-CORE and GR-446-CORE.

Approved and executed the ________________________ day of __________, 19__.


 DIGITAL TELEPORT, INC. (MISSOURI)       SOUTHWESTERN BELL TELEPHONE COMPANY
 By_____________________________         By_____________________________

 Title____________________________       Title____________________________

 Date____________________________        Date____________________________

                                                                 APPENDIX LIDB-V
                                                                    PAGE 2 OF 14


                        APPENDIX LIDB VALIDATION SERVICE

         WHEREAS, the Parties are interested in purchasing each other's LIDB Validation Service (or equivalent service);

         In consideration of the mutual promises contained herein, SWBT and LSP agree as follows.

I.       DEFINITIONS

         A. A-links means a diverse pair of facilities connecting local end office switching centers with Signaling Transfer Points.

         B. Alternate Billing Service (ABS) means a service that allows end users to bill calls to accounts that may not be associated with the originating line. There are three types of ABS calls: calling card, collect, and third number billed calls.

         C. Billed Number Screening (BNS) means a validation of toll billing exception (TBE) data and performance of public telephone checks i.e., determining if a billed line is a public (including those classified as semi-public) telephone number.

         D. Calling Card Service (CCS) means a service that enables a calling customer to bill a telephone call to a calling card number with or without the help of an operator.

         E. Common Channel Signaling (CCS) Network means an out-of-band, packet-switched, signaling network used to transport supervision signals, control signals, and data messages. Validation Queries and Response messages are transported across the CCS network.

         F. Data Base means an integrated collection of related data. In the case of the LIDB, the data base is the line number and related line information.

         G. Data Owner means telecommunications companies that administer their own validation data in a party's LIDB or LIDB-like database.

         H. Line Information Data Base (LIDB) means an ANSI SS7 call-related database system. LIDB functions as a centralized repository for data storage and retrieval. SWBT's LIDB supports validation of ABS calls as well as certain other services.

         I. Line Record means information in LIDB that is specific to a single telephone number or special billing number.

         J. Nonrecurring charges are one-time charges that apply for a specific work activity (i.e., installation or change to an existing service). Nonrecurring charges are

                                                                 APPENDIX LIDB-V
                                                                    PAGE 3 OF 14


                  applicable for the establishment of LIDB Validation
                  Service, service rearrangements, and service order activity.

         K. Originating Point Code (OPC) means a code assigned to identify LSP's operator service system location(s).

         L. Personal Identification Number (PIN) means a confidential four-digit code number provided to a calling card customer to prevent unauthorized use of his/her calling card number. The PIN is stored in LIDB for those line numbers that have an associated calling card.

         M. Query means a message in American National Standards Institute's (ANSI) standard SS7 signaling protocol which represents a request to a LIDB or LIDB-like database for Validation information.

         N. Query Rate applies to each Validation Query that is received at SWBT's LIDB for the validation of calling card and toll billing exception data and performance of public telephone checks; i.e., determining if a billed line is a public (including those classified as semi public) telephone number.

         O. Query Transport Rate applies to each Validation Query transported from SWBT's STP to the SCP where LIDB resides and back. SWBT and LSP shall list their STP locations in the National Exchange Carrier Association, Inc. Tariff FCC No. 4.

         P. Response means an SS7 message which, when appropriately interpreted, represents an answer to a Query.

         Q. Service Order Charge is a nonrecurring charge that applies, per service order form, that specifies the LSP's originating point codes (OPCs) of the LSP's designated operator service systems sending the Validation Query or Queries.

         R. Service Control Point (SCP) is a CCS network node where Validation information resides.

         S. Service Point (SP) means a CCS network interface element capable of initiating and/or terminating SS7 messages from an end office.

         T. Service Rearrangements are changes to existing services which do not result in changes to previously established OPCs.

         U. Service Switching Point (SSP) means the software capability within a switching point that provides the SP with SS7 message preparation/interpretation capability plus SS7 transmission/reception access ability.

         V. Signaling System 7 (SS7) means the signaling protocol used by the CCS network.

                                                                 APPENDIX LIDB-V
                                                                    PAGE 4 OF 14


         W. Signaling Transfer Point (STP) is the point where a Party interconnects with a CCS/SS7 network. In order to connect to SWBT's SS7 network, LSP or a third party initiating LSP's Validation Queries must connect with an SWBT STP in order to connect to SWBT's SCP.

         X. Special Billing Number means line records in LIDB that are based on an NPA-RAO numbering format. NPA-RAO numbering formats are similar to NPA-NXX formats except that the fourth digit of an NPA-RAO line record is either a zero (0) or a one
                  (1).

         Y. Toll Billing Exception (TBE) Service means a service that allows end users to restrict third number billing or collect calls to their lines.

         Z. Validation information means Data Owners' records of all their Calling Card Service and Toll Billing Exception Service.

II.      DESCRIPTION OF SERVICE

         A. SWBT shall provide LSP access to Validation information whenever LSP initiates a query from an SSP for Validation information available in SWBT's LIDB.

         B. All LSP Queries to SWBT's LIDB shall use a translations type of 253 and a subsystem number in the calling party address field that is mutually agreed upon by the Parties. LSP acknowledges that such subsystem number and translation type values are necessary for SWBT to properly process Validation Queries to its LIDB.

         C. LSP warrants SWBT that LSP shall send Queries conforming to the ANSI approved standards for SS7 protocol and pursuant to the specification standards documents identified in Exhibit A attached hereto and incorporated by reference. Both Parties acknowledge that transmission in said protocol is necessary for each party to provision Validation Service (or the equivalent thereof). Both Parties warrant that they shall send SS7 Messages that comply with ANSI approved standards for SS7 protocol and pursuant to the specification standards documents identified in Exhibit A. Each Party reserves the right to modify its network pursuant to other specifications standards, which may include Bellcore Specifications defining specific service applications, message types and formats, that may become necessary to meet the prevailing demands within the U.S. telecommunications industry. All such changes shall be announced a minimum of one hundred eighty (180) days in advance of implementation through industry standard procedures. Each Party will work cooperatively to coordinate any necessary changes.

         D. LSP acknowledges that CCS/SS7 network overload due to extraordinary volumes

                                                                 APPENDIX LIDB-V
                                                                    PAGE 5 OF 14

                  of Queries and/or other SS7 network messages can and will have a detrimental effect on the performance of SWBT's CCS/SS7 network. LSP further agrees that SWBT, in its sole discretion, shall employ certain automatic and/or manual overload controls within SWBT's CCS/SS7 network to guard against these detrimental effects. SWBT shall report to LSP any instances where overload controls are invoked due to LSP's CCS/SS7 network and LSP agrees in such cases to take immediate corrective actions as are necessary to cure the conditions causing the overload situation.

         E. Prior to SWBT initiating service under this Appendix, LSP shall provide an initial forecast of busy hour Query volumes. If, prior to the establishment of a mutually agreeable service effective date, in writing, SWBT, at its sole discretion, determines that it lacks adequate processing capability to provide Validation Service to LSP, SWBT shall notify LSP of SWBT's intent not to provide the services under this Appendix and this Appendix will be void and have no further effect.

         F. LSP shall update its busy hour forecast for each upcoming calendar year (January - December) by October 1 of the preceding year. LSP shall provide such updates each year for the first three (3) years of this Appendix.

         G. SWBT will perform testing of the LIDB Validation Service in conjunction with CCS/SS7 Interconnection Service as outlined in Bellcore Technical References TR-NWT-000954, TR-TSV-000905, and TP 76638.

         H. SWBT supports the performance standards as defined in Section 7 of TR- TSV-000905. The overall end-to-end CCS/SS7 network objective is less than ten minutes unavailability per year from any Signal Point (SP) to any other SP. The performance objective for any single SP, including a Service Control Point
                  (SCP), is less than three minutes unavailability per year. The combined link set from the SCP to the Signal Transfer Point
                  (STP) has a performance objective of less than two minutes unavailability per year.

         I. SWBT's LIDB Validation Service system downtime will be less than twelve hours per year. The response time for a Query, from switch transmission to reception, should not exceed one second for ninety-nine (99) percent of all Queries.

         J. SWBT shall administer its LIDB to provide acceptable service levels to all customers of SWBT's LIDB Validation Service. During periods of LIDB system congestion, SWBT will utilize an automatic code gapping procedure to control such congestion. The automatic code gapping procedure will tell LSP's switch the gap (how long LSP's switch should wait before sending another query) and the duration (how long the switch should continue to perform gapping). For example, during an overload condition, the automatic code gapping procedure

                                                                 APPENDIX LIDB-V
                                                                    PAGE 6 OF 14

                  will tell SWBT's LIDB when to begin to drop one out of three queries received. This code gapping procedure will be applied uniformly to all users of SWBT's LIDB Validation Service. SWBT maintains the right to invoke manual intervention of the automatic code gapping procedure to preserve the integrity of its network.

         K. LSP agrees that network overload due to extraordinary volumes of Queries and/or other SS7 network messages can and will have a detrimental effect on the performance of SWBT's network and its LIDB Validation Service. LSP further agrees to take immediate, corrective actions as are necessary to cure the conditions causing the overload situation.

         L. All access by LSP to SWBT's LIDB shall occur through SWBT's regional STP as designated by SWBT.

         M. SWBT's LIDB shall contain a record for every SWBT working line number and Special Billing Number served by SWBT. Other telecommunications companies, including LSP, may also store their data in SWBT's LIDB. SWBT shall request such telecommunications companies to also provide this data as well.

         N. SWBT shall update the LIDB information; e.g., add, delete, and modify customer accounts as customers move, become delinquent on their account, or order new service, on a daily basis. SWBT shall request other Data Owners to provide such updates in like time.

         O. SWBT has procedures in place to deactivate billing validation data in the event that such data is being used fraudulently or in the event end users exceed SWBT-defined limits on toll charges. SWBT shall update SWBT-issued calling cards that SWBT suspects of being fraudulently used or exceeding SWBT-defined toll limits seven (7) days a week, 24 hours a day.

         P. SWBT's LIDB shall receive and respond to all Calling Card Service and Billed Number Screening queries, including SWBT's and LSP's queries, as defined in Bellcore publications TR-NWT-000246, FR-NWT-000271, TR-TSV-000905, TR-NWT-000954 and
                  SWBT's publication TP 6638. These procedures shall be applied uniformly to all users of SWBT's LIDB Validation Service.

         Q. SWBT's LIDB Validation Service shall provide the following functions on a per query basis:

                  - validation of a telecommunications calling card account number stored in LIDB;

                  - determination of whether the billed line has decided in advance to reject certain calls billed as collect or to a third number; and

                                                                 APPENDIX LIDB-V
                                                                    PAGE 7 OF 14


                  - determination of billed line as a public (including those classified as semi public) or nonworking telephone number.

         R. SWBT provides LIDB Validation Service as set forth in this Appendix only as such service is used for LSP's activities as a local service provider in SWBT's traditional serving areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas. SWBT provides a LIDB Validation Service for interexchange carriers, operator service providers, and other telecommunications companies under effective tariffs. LSP agrees that any other use of SWBT's LIDB for the provision of LIDB Validation Service by LSP, including, but not limited to, when LSP acts as an LSP outside of SWBT's traditional serving areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas, and/or acts as an operator service provider to other LSPs, local exchange companies, or any other telecommunications company, and/or acts as an interexchange carrier, will be pursuant to the terms, conditions, rates, and charges of SWBT's effective tariffs, as revised, for LIDB Validation Service.

III.     PRICE AND PAYMENT

         A. LSP shall pay SWBT a Validation Query rate and a Query Transport Rate for each Query initiated into SWBT's LIDB. These rates are set forth in Exhibit I (Basis of Compensation), which is attached hereto and incorporated by reference.

         B. LSP shall pay a Nonrecurring Charge for each request for establishment or change of existing LIDB Validation Service. The LIDB Validation Service Establishment Charge applies per originating point code per request and is set forth in Exhibit I (Basis of Compensation).

         C. LSP shall pay a Service Order Charge for each request for service order activity. The Service Order Charge is set forth in Exhibit I (Basis of Compensation).

         D. Payment to SWBT for LIDB Validation Service shall be based upon the rates set forth in Exhibit I (Basis of Compensation), attached hereto and made a part thereof. These rates and charges will apply for one (1) year from the service effective date for each exchange. After one (1) year, SWBT may change the rates upon sixty (60) days' notice. SWBT may first give such notice sixty (60) days before the end of the first year.

         E. SWBT shall record usage information for LSP's Validation Queries terminating to SWBT's LIDB. SWBT shall use its SCPs as the source of usage data. SWBT shall aggregate usage by the point code of the Query-originating SSP.

         F. Based upon the data identified in SubSection 3.E of this Appendix, SWBT shall bill LSP for its Validation Queries on a monthly basis. The bill will be issued by

                                                                 APPENDIX LIDB-V
                                                                    PAGE 8 OF 14

                  the fifteenth day of each month, and LSP shall pay the bill within thirty (30) days of the bill issue date. LSP shall pay late payment charges as applicable and as described in SWBT's Tariff FCC No. 73.

         G. SWBT shall provide sufficient information with the bill to enable LSP to determine how the billed amount was calculated.

         H. Depending on LSP's choice of method for transporting its Queries and Responses, LSP may be required to purchase certain other services, especially services that may be provided pursuant to effective tariffs. In this event the prices, terms, conditions, and billing for such services will be specified in the applicable tariff(s) and this Appendix shall not be construed to circumvent the prices, terms, conditions, or billing as specified in the applicable tariff(s).

         I. If there is a dispute associated with a monthly bill, the disputing Party shall notify the other in writing within ninety (90) calendar days of the date of said monthly bill or the dispute shall be waived. Each Party agrees that any amount of any monthly bill that that Party disputes will be paid by that Party according to the terms of Subsection III.F. above. Any adjustments relating to a disputed amount shall be reflected on the next monthly bill issued after resolution. Any credit issued upon resolution of any dispute shall bear interest at the rate specified in Subsection III.F. above, payable on and as of the date the credit is issued. Parties shall work cooperatively and use their best efforts to resolve any disputes as quickly as possible.

         J. SWBT shall treat changes in previously established OPCs as a discontinuance of the existing LIDB Validation Service and establishment of a new LIDB Validation Service and all applicable Nonrecurring Charges shall be paid by LSP.

         K. If LSP acts as a telecommunications company other than a local service provider, or if LSP acts as a local service provider in areas outside of SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas, LSP shall designate those point codes from which it originates LIDB Validation Service Queries as an LSP acting as a local service provider within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas from those point codes which originate LIDB Validation Service Queries for all other aspects of its business. If LSP uses the same OPC to originate Queries for its operations as an LSP within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas as it does for any other aspect of its business, then LSP shall provide SWBT with a percentage of use factor that SWBT can use to apportion LSP's traffic between SWBT's terms, conditions, rates and charges under this Appendix and the terms, conditions, rates and charges under SWBT's appropriate and effective tariff. LSP shall provide this factor in a whole number between one (1) and one hundred (100) to indicate the percentage of LIDB Validation Services LSP originates as an

                                                                 APPENDIX LIDB-V
                                                                    PAGE 9 OF 14


                  LSP acting as a local service provider within SWBT's traditional service area in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas. A percentage of use factor of 1
                  (one) indicates that one percent of LSP's LIDB Validation Service Queries originate as an LSP acting as a local service provider within SWBT's traditional service areas in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas. A percentage of use factor of one hundred (100) indicates that one hundred percent of LSP's LIDB Validation Service Queries is from LSP acting as a local service provider within SWBT's traditional service area in the states of Arkansas, Kansas, Missouri, Oklahoma, and Texas.

         L. Such percentage of use factors will be provided by LSP on the LIDB Access Service Order Form used to establish the service. All updates to this factor will provided via a letter. If LSP does not furnish a percentage of usage factor, LSP agrees that SWBT will apply a percentage of usage factor of one percent (1%).

         M. LSP shall update its percentage of use factors on a quarterly basis. Effective on the first of January, April, July and October of each year, LSP shall forward to SWBT, to be received no later than fifteen (15) business days after the first of each such month, a revised report showing the percentage of use factors for the past three months ending the last day of December, March, June, and September, respectively, for each OPC from which LSP originates LIDB Validation Service Queries. Both Parties agree that the revised report will serve as the basis for the next three months billing. Both Parties agree that no prorating or backbilling will be done based on the report. SWBT shall use the revised report to apportion usage rates, monthly rates, and nonrecurring charges until a revised report is received from LSP as set forth and agreed to herein.

         N. SWBT may, upon written request by Certified U.S. mail (return receipt requested), require LSP to provide call detail records which will be audited to substantiate the projected percentage of use factor provided by LSP. SWBT may request this detailed information annually. If the audit results represent what SWBT considers to be a substantial deviation from LSP's previously reported percentage of use for the period upon which the audit was based, and that deviation is not due to seasonal changes or other identifiable reasons, LSP agrees to allow SWBT to request such call detail records more than once annually. Both parties agree that SWBT may make the call detail records available to an independent auditor or to SWBT audit employees within thirty (30) days of the request at an agreed upon location during normal business hours.

         O. If LSP fails to comply with SWBT's request for auditable call detail records, SWBT may refuse additional applications for service and/or refuse to complete any pending orders for service for a period of thirty (30) days. If at the conclusion of thirty (30) days, LSP still does not comply with this request, SWBT may apply an assumed percentage of use factor of one percent (1%).

                                                                 APPENDIX LIDB-V
                                                                   PAGE 10 OF 14


IV.      OWNERSHIP OF VALIDATION INFORMATION

         A. Telecommunications companies depositing information in SWBT's LIDB may retain full and complete ownership and control over such information. LSP obtains no ownership interest by virtue of this Appendix.

         B. Unless expressly authorized in writing by parties, LIDB Validation Service is not to be used for purposes other than those described in this Appendix. LSP may use LIDB Validation Service for those functions only on a call-by-call basis. Data accessed on LIDB may not be stored by LSP elsewhere for future use.

         C. Proprietary information residing in SWBT's LIDB is protected from unauthorized access and LSP may not store such information in any table or database for any reason. All information related to alternate billing service is proprietary. Examples of proprietary information are as follows:

                  -        Billed (Line/Regional Accounting Office (RAO)) Number
                  -        PIN Number(s)
                  -        Billed Number Screening (BNS) indicators
                  - Class of Service (also referred to as Service or Equipment)
                  -        Reports on LIDB usage
                  -        Information related to billing for LIDB usage
                  -        LIDB usage statistics.

         D. LSP shall not copy, store, maintain, or create any table or database of any kind after initiating, and based upon a Response to, a Validation Query to SWBT's LIDB.

         E. If LSP acts on behalf of other carriers, LSP shall prohibit its Query- originating carrier customers from copying, storing, maintaining, or creating any table or database of any kind from any Response provided by SWBT after a Validation Query to SWBT's LIDB.

         F. SWBT will share end user information, pertinent to fraud investigation, with LSP when validation queries for the specific end user reaches SWBT's established fraud threshold level. This fraud threshold level will be applied uniformly to all end user information in SWBT's LIDB.

V.       TERM AND TERMINATION

         A. This Appendix shall become effective pursuant to Section XXVII (Effective Date) of the Statement and shall continue for one
                  (1) year from the effective date of implementation of LIDB Validation Service. Thereafter, this Appendix shall remain in effect unless terminated by either party upon written notice given sixty (60) days in advance of the termination date.

                                                                APPENDIX LIDB-V
                                                                  PAGE 11 OF 14


         B. If a Party materially fails to perform its obligations under this Appendix, the other Party, after notifying the non-performing Party of the failure to perform and allowing that Party thirty (30) days after receipt of the notice to cure such failure, may cancel this Appendix immediately upon written notice.

         C. Notwithstanding anything to the contrary in this Appendix, if legal or regulatory decisions or rules compel SWBT or LSP to terminate the Appendix, SWBT and LSP shall have no liability to the other in connection with such termination.

VI.      LIMITATION OF LIABILITY

         A. A Party's sole and exclusive remedies against the other Party for injury, loss or damage caused by or arising from anything said, omitted or done in connection with this Appendix regardless of the form of action, whither in contract or in tort (including negligence or strict liability) shall be the amount of actual direct damages and in no event shall exceed the amount paid for LIDB Validation Service.

         B. The remedies in Section VI.A. of this Appendix shall be exclusive of all other remedies against a Party, its affiliates, subsidiaries or parent corporation, (including their directors, officers, employees or agents).

         C. In no event shall a Party have any liability for system outage or inaccessibility, or for losses arising from the unauthorized use of the data by LIDB Validation Service Query purchasers.

         D. SWBT is furnishing access to its LIDB or LIDB-like database in order to facilitate LSP's provision of Alternate Billing Service to its end users, but not to insure against the risk of completion of an ABS-related call. While SWBT agrees to make every reasonable attempt to provide accurate Validation information, the Parties acknowledge that Validation information is the product of routine business service order activity and fraud investigations. LSP acknowledges that SWBT can furnish Validation information only as accurate and current as the information has been provided to SWBT for inclusion in its LIDB. Therefore, SWBT, in addition to the limitations of liability set forth, is not liable for inaccuracies in the Validation information records provided to LSP except such inaccuracies caused by SWBT's willful or wanton misconduct or gross negligence.

         E. IN NO EVENT SHALL SWBT, ITS AFFILIATES, SUBSIDIARIES OR PARENT CORPORATION, (INCLUDING ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) HAVE ANY LIABILITY WHATSOEVER TO OR THROUGH LSP FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO LOSS OF ANTICIPATED PROFITS OR REVENUE OR OTHER ECONOMIC LOSS

                                                                APPENDIX LIDB-V
                                                                  PAGE 12 OF 14

                  IN CONNECTION WITH OR ARISING FROM ANYTHING SAID, OMITTED OR DONE HEREUNDER, EVEN IF LSP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

VII.     COMMUNICATION AND NOTICES

         A. Ordering and billing inquiries for the services described herein from SWBT shall be directed to the Local Service Provider Service Center (LSPSC). Ordering shall be done through the LSPSC using the form attached hereto as Exhibit III.

VIII.    CONFIDENTIALITY

         A. Identification SWBT and LSP recognize and acknowledge that, in connection with the services to be provided hereunder, either may disclose to the other party proprietary or confidential customer, technical or business information in written graphic, oral or other tangible or intangible forms. In order for such information to be considered "Proprietary Information" under this Appendix, such information must be marked "Confidential" or "Proprietary" or bear a marking of similar import. Orally disclosed information shall be considered Proprietary Information only if contemporaneously identified as such and reduced to writing and delivered to the other party with a statement or marking of confidentiality within twenty (20) calendar days after oral disclosure.

         B. Nondisclosure. Subject to Sections 8C through 8F, the Party (the___"Receiving Party") that receives Proprietary Information from the other Party (the "Disclosing Party") agrees:

                  (1) That all Proprietary Information shall be and shall remain the exclusive property of the Disclosing Party.

                  (2) To limit access to such Proprietary Information to authorized employees and other individuals who have a need to know the Proprietary Information in order to perform its obligations under this Appendix.

                  (3) To keep such Proprietary Information confidential and to use the same level of care to prevent disclosure or unauthorized use of the received Proprietary Information as it exercises in protecting its own Proprietary Information of a similar nature.

                  (4) For a period of three (3) years following any disclosure, not to copy or publish or disclose such Proprietary Information to others or authorize anyone else to copy or publish or disclose such Proprietary Information to others without the prior written approval of the Disclosing Party.

                                                                APPENDIX LIDB-V
                                                                  PAGE 13 OF 14


                  (5) To use such Proprietary Information only for purposes of performing its obligations under this Appendix and for other purposes only upon such terms as may be agreed upon between the Parties in writing.

         C. Required Disclosures. The Receiving Party agrees to give notice to the Disclosing Party of any demand to disclose or provide Proprietary Information of the Disclosing Party to another person, under lawful process, prior to disclosing or furnishing such Proprietary Information. Further, the Receiving Party agrees to reasonably cooperate if the Disclosing Party deems it necessary to seek protective arrangements. The Receiving Party may disclose or provide Proprietary Information of the Disclosing Party to meet the requirements of a court, regulatory body or government agency having jurisdiction over the Party; provided, however, that the Receiving Party shall notify the Disclosing Party so as to give the Disclosing Party a reasonable opportunity to object to such disclosure. The Disclosing Party may not unreasonably withhold approval of protective arrangements provided by any such court, regulatory body or government agency. Nothing herein requires either Party to support the position of any person or entity as to whether any particular Proprietary Information is proprietary under applicable law or this
                  Section 8.

         D. Exceptions. Notwithstanding anything to the contrary contained in this Appendix, the Proprietary Information described herein shall not be deemed confidential or proprietary and the Receiving Party shall have no obligation to prevent disclosure of such Proprietary Information if such Proprietary
                  Information:

                  (1)      is already known to the Receiving Party;

                  (2) is or becomes publicly known, through publication, inspection of the product, or otherwise, and through no wrongful act of the Receiving Party;

                  (3) is received from a third party without similar restriction and without breach of this Section 8;

                  (4) is independently developed, produced or generated by the Receiving Party;

                  (5) is furnished to a third party by the Disclosing Party without a similar restriction on the third party's rights; or

                  (6) is approved for release by written authorization of the Disclosing Party, but only to the extent of such authorization.

         E. Permitted Uses. SWBT shall be permitted to use Proprietary Information obtained through recording the volume of LSP Queries for the purposes of: (a) estimation of facilities usage for jurisdictional separations; (b) engineering and

                                                                APPENDIX LIDB-V
                                                                  PAGE 14 OF 14

                  network planning of facilities; and (c) measurement for billing purposes.

         F. Legal Requirements. Notwithstanding anything to the contrary contained in this Agreement, a Party's ability to disclose Proprietary Information or use disclosed Proprietary Information is subject all applicable statures, decisions, and regulatory rules concerning the disclosure and use of such Proprietary Information which, by their express terms, mandate a different handling of such information.

9.       Mutuality

         To the extent that LSP stores its own Validation Information in a database, LSP agrees that Validation Information shall be available to SWBT on terms and conditions comparable to those contained in this Appendix. Such terms and conditions shall include, but not be limited to, making such Validation Information available on a platform technically similar to that employed by SWBT, and at a rate comparable to that charged by SWBT.

10.      Attached and incorporated herein are:

         Exhibit I    -  Basis of Compensation
         Exhibit II   -  Specifications and Standards
         Exhibit III  -  LIDB Access Service Order Form

                                                      APPENDIX LIDB-V-EXHIBIT I
                                                                    PAGE 1 OF 1



                                 APPENDIX LIDB-V
                              BASIS OF COMPENSATION
1.  COMPENSATION:

    All rates and charges contained in this section are applicable in all regulatory jurisdictions.

2.  Rates and Charges

    A   LIDB Query                                           Rate Per Ouery
                                                             --------------

        1. Per LIDB Query Transport                             $.0045
        2. Per LIDB Validation Query                            $.026

           -  Billed Number Screening
           -  Calling Card Count

    B.  LIDB Nonrecurring Charge                             Nonrecurring Charge
                                                             -------------------
        1. Per Originating Point Code (OPC)                     $14.25

        2. Per LIDB Validation Service Form                     $256.70

                                                      APPENDIX LIDB-V EXHIBIT II
                                                                     PAGE 1 OF 1



                                 APPENDIX LIDB-V

                          SPECIFICATIONS AND STANDARDS


Issuing Organization                                                            Document Number
--------------------                                                            ----------------
Bellcore                                                                        TR-NWT-000246

Bellcore                                                                        TR-NWT-000271

Bellcore                                                                        TR-TSV-000905

Bellcore                                                                        TR-NWT-000954

SWBT                                                                            TP 76638



Southwestern Bell Telephone Company                                  EXHIBIT III
Customer Provided Factor Reports                                  September 1996
                                                                          Page 1
                  LIDB ACCESS VALIDATION SERVICES ORDER FORM



CUSTOMER NAME
              ----------------------------------------------------------------

CARRIER CUSTOMER NAME ABBREVIATION
(CCNA - THREE ALPHA CHARACTERS)   --------------------------------------------


CUSTOMER ADDRESS

------------------------------------------------------------------------------

CUSTOMER BILLING NAME
                      --------------------------------------------------------
(IF DIFFERENT THAN CUSTOMER NAME)

ACCESS CUSTOMER NAME ABBREVIATION
                                 ---------------------------------------------
(ACNA - THREE ALPHA CHARACTERS)

CUSTOMER BILLING ADDRESS
                         -----------------------------------------------------
(IF DIFFERENT THAN CUSTOMER ADDRESS)

CITY, STATE, ZIP CODE
                      --------------------------------------------------------

CUSTOMER BILLING CONTACT NAME AND TELEPHONE NUMBER
                                                  ----------------------------
                                (      )
------------------------------------------------------------------------------

CREDIT INFORMATION: TYPE OF OWNERSHIP
         (S - SOLE OWNER; C - INCORP.; P - PARTNERSHIP)

IF INCORPORATED:
STATE WHERE INCORP.                 DATE INCORP.
                    -----------                   ------------

CHARTER NUMBER
              ----------------------------------------------
PRES.NAME                                      OFC. TEL. NO. (   )
          -----------------------------------                ------------------

V.P. NAME                                      OFC. TEL. NO. (  )
          ----------------------------------                 ------------------

SECT.NAME                                      OFC. TEL. NO. (  )
          ----------------------------------                 ------------------

TREA. NAME                                     OFC. TEL. NO. (  )
           ---------------------------------                 ------------------

IF PARTNERSHIP:
PARTNERS NAME                                  OFC. TEL. NO. (  )
              ------------------------------                 ------------------

PARTNERS NAME                                  OFC. TEL. NO. (  )
              ------------------------------                  -----------------

PARTNERS NAME                                  OFC. TEL. NO. (  )
              ------------------------------                 ------------------

PARTNERS NAME                                  OFC. TEL. NO. (  )
              ------------------------------                 ------------------
LETTER OF AGENCY DATED                         SIGNATURE
                       ---------------------            -----------------------

Southwestern Bell Telephone Company                                 EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 2


SWBT ORDER NUMBER
                  -------------------
DESIRED DUE DATE                      FIRM DUE DATE
                 --------------------               -----------------------

FOR NEW SERVICE, THE APPROXIMATE NUMBER OF NPA NXXs
                                                    -----------------------

TYPE OF ACTIVITY          (N - NEW OR ADD; C - CHANGE; D - DISCONNECT; S - SUPP)
                 ---------

BILLING ACCOUNT NUMBER (BAN)
                             ----------------------------------------------

CUSTOMER ORDER CONTACT NAME, ADDRESS, ZIP CODE, AND TELEPHONE NUMBER:

-------------------------------------

-------------------------------------
                       (   )
----------------------  ---  ---------

CUSTOMER TECHNICAL CONTACT NAME AND TELEPHONE NUMBER:

                                                             (    )
------------------------------------------------------------- ---- -------------

CPOC SVC. REP. CONTACT NAME AND TELEPHONE NUMBER:

                                                              (   )
------------------------------------------------------------- ---- -------------

*SWBT CKR:                                  *TWO SIX CODE:
         -----------------------------------              --------------------
         (SWBT ID OF CCS/SS7 INTERCONN. SVC.)

1.
   --------------------
2.
   --------------------
3.
   --------------------
4.
   --------------------

*THIS INFORMATION SHOULD BE OBTAINED BY THE LIDB CUSTOMER FROM THEIR CCS/SS7 INTERCONNECTION SERVICE PROVIDER.

Southwestern Bell Telephone Company                                 EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 3

LIDB VALIDATION SERVICE ____ CALLING NAME SERVICE____

ORIGINATING LINE NUMBER SCREENING _____


              ACT.     ORIGINATING POINT  ACT.  ORIGINATING POINT
              TYPE     CODES:             TYPE  CODES:

              [S]      [C]                [C]   [C]

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

REMARKS
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

DATE AND TIME RECEIVED IN THE CPOC

Southwestern Bell Telephone Company                                 EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 4

LIDB VALIDATION SERVICE ____ CALLING NAME SERVICE____

ORIGINATING LINE NUMBER SCREENING _____

              ACT.     ORIGINATING POINT  ACT.  ORIGINATING POINT
              TYPE     CODES:             TYPE  CODES:

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

              -------  -----------------  ----  -----------------

REMARKS
       -----------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

DATE AND TIME RECEIVED IN THE CPOC

Southwestern Bell Telephone Company                                 EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 5

                    LIDB ACCESS VALIDATION SERVICE ORDER FORM

                                  INSTRUCTIONS

THE LIDB ACCESS VALIDATION SERVICE ORDER FORM CONSISTS OF FOUR PAGES.

PAGE 1 - ALL THE INFORMATION ON THIS PAGE IS FOR ADMINISTRATIVE USE IN ESTABLISHING THE LIDB BILLING ACCOUNT. ALL OF THE INFORMATION IS REQUIRED ON THE INITIAL ORDER. ORDERS SUBMITTED SUBSEQUENT TO THE ESTABLISHED ACCOUNT WILL REQUIRE ONLY THE CUSTOMER'S NAME AND ADDRESS. THE OTHER ENTRIES WILL BE REQUIRED ONLY IF THERE IS A CHANGE TO THE ORIGINAL INFORMATION.

PAGE 2 - ALL THE INFORMATION ON PAGE TWO IS FOR THE REQUESTED ACTIVITY. THIS INFORMATION WILL ALWAYS BE REQUIRED.

1.   DESIRED DUE DATE/FIRM DUE DATE - APPROXIMATE NUMBER OF NPA NXXs

     ***DESIRED DUE DATE IS USED WHEN A FIRM DUE DATE HAS NOT BEEN COORDINATED WITH THE LIDB CUSTOMER PRIOR TO THE SUBMISSION OF THE ORDER FORM TO THE ICSC.

     THE LIDB CUSTOMER WILL ENTER THEIR DESIRED DATE FOR THEIR LIDB SERVICE TO BE ESTABLISHED AND THE APPROXIMATE NUMBER OF NPA NXXs ASSOCIATED WITH THE NEW SERVICE.

     IF THE ORDER IS FOR SUBSEQUENT ACTIVITY TO AN ESTABLISHED ACCOUNT, THE APPROXIMATE NUMBER OF NPA NXXs WILL NOT BE REQUIRED.

     ***FIRM DUE DATE IS USED WHEN THE CUSTOMER'S ACCOUNT MANAGER HAS COORDINATED WITH THE SNAC TO ESTABLISH THE DUE DATE PRIOR TO THE ORDER FORM BEING SENT TO THE CPOC.

Southwestern Bell Telephone Company                                 EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 6

PAGE 2 INSTRUCTIONS CONTINUED -

2.   TYPE OF ACTIVITY

     N - SHOULD BE ENTERED TO ESTABLISH A LIDB SERVICE CAN ALSO BE ENTERED
         TO ADD ADDITIONAL POINT CODES TO AN EXISTING SERVICE

     C - SHOULD BE ENTERED TO ADD POINT CODES TO OR DELETE POINT CODES FROM
         AN EXISTING SERVICE

     D - SHOULD BE ENTERED TO COMPLETELY DISCONNECT AN EXISTING SERVICE

     S - SHOULD BE ENTERED TO MAKE A CHANGE ON A CURRENT ORDER PRIOR TO THE
         COMPLETION DATE (i.e., CHANGE DUE DATE, CORRECT POINT CODE(S),
         ETC.)

3.   BILLING ACCOUNT NUMBER (BAN)

     THE SWBT BILLING ACCOUNT NUMBER OF THE VALIDATION SERVICE AND/OR THE CALLING NAME SERVICE

     IF THE ORDER IS FOR NEW SERVICE, THIS FIELD WILL BE BLANK

4.   CUSTOMER ORDER CONTACT...

     A CONTACT WITH THE CUSTOMER THAT THE CPOC CAN COORDINATE WITH FOR THE DESIRED DUE DATE OR CORRECTIONS TO AN ORDER.

5.   CUSTOMER TECHNICAL CONTACT...

     A TECHNICAL CONTACT WITH THE CUSTOMER THAT THE SWBT SNAC CAN COORDINATE WITH FOR THE PROVISIONING OF THE SERVICE.

6.   CPOC SERVICE REP....

     THE SWBT CPOC SERVICE REPRESENTATIVE THAT NEGOTIATES THE ORDER WILL ENTER THEIR NAME AND CONTACT INFORMATION.

7.   SWBT CKR AND TWO SIX CODE

     THIS INFORMATION WILL BE OBTAINED BY THE LIDB CUSTOMER FROM THEIR ORDER TO ESTABLISH THEIR CCS/SS7 INTERCONNECTION SERVICE OR FROM THEIR CCS/SS7 INTERCONNECTION SERVICE PROVIDER. THERE WILL ALWAYS BE FOUR LINKS FOR ACCESS TO THE LIDB.

Southwestern Bell Telephone Company                                 EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 7

INSTRUCTIONS FOR PAGES 3 & 4 -

LIDB HAS THREE QUERY SERVICES: VALIDATION, CALLING NAME (CNAM), AND ORIGINATING
                               LINE NUMBER SCREENING (OLNS)

THERE IS NOT A SPECIFIC NUMBER OF POINT CODES REQUIRED FOR ANY LIDB SERVICE. THE LIDB CUSTOMER CAN SUBMIT AS MANY COPIES OF PAGES 3 & 4 AS REQUIRED FOR THEIR POINT CODES PER REQUEST.

THE VALIDATION, CNAM, AND OLNS WILL BE ESTABLISHED ON A SINGLE BILLING ACCOUNT. IF THE LIDB CUSTOMER WOULD LIKE SEPARATE BILLING ACCOUNTS, THEN SEPARATE BANs MUST BE REQUESTED (i.e. "ESTABLISH SEPARATE BILLING ACCOUNTS") IN THE BILLING ACCOUNT NUMBER FIELD ON PAGE 2. IF AN EXISTING LIDB CUSTOMER WANTS TO ESTABLISH THEIR LIDB CNAM ON A SEPARATE BILLING ACCOUNT, THEN THE LIDB CUSTOMER SHOULD ENTER "NEW BAN (OR SEPARATE BAN) FOR THE LIDB CNAM SERVICE" IN THE BILLING ACCOUNT NUMBER FIELD ON PAGE 2. THE SAME WILL APPLY FOR A SEPARATE BAN FOR OLNS. IN ORDER TO SET UP SEPARATE BILLING ACCOUNTS, THE POINT CODES FOR THE LIDB VALIDATION, CNAM, AND OLNS SERVICES CANNOT BE THE SAME. THE CUSTOMER WILL USE BOTH PAGES 3 & 4 TO SUBMIT THEIR POINT CODES SEPARATELY FOR SEPARATE BILLING ACCOUNTS.

1. LIDB VALIDATION SERVICE ______CALLING NAME SERVICE ______
   ORIGINATING LINE NUMBER SCREENING _____

   ENTER A CHECK MARK OR AN "X" TO INDICATE WHICH OF THE LIDB SERVICES THE ORDER FORM IS REQUESTING TO ESTABLISH OR DELETE. IF ALL LIDB SERVICES ARE REQUESTED ON THE SAME ORDER, THE POINT CODES FOR EACH SERVICE MUST BE LISTED ON SEPARATE PAGES. THIS WILL ENABLE SWBT TO APPLY THE CORRECT NONRECURRING CHARGES.

2. ACTIVITY TYPES

   IF A LIDB CUSTOMER NEEDS TO CHANGE AN EXISTING OPC ON AN ESTABLISHED ACCOUNT, THE "D" SHOULD BE USED TO INDICATE THE OPC CHANGING FROM AND THE "N" SHOULD BE USED TO INDICATE THE OPC CHANGING TO.

Southwestern Bell Telephone Company                                EXHIBIT III
Customer Provided Factor Reports                                 September 1996
                                                                         Page 8

PAGES 3 & 4 INSTRUCTIONS CONTINUED -

LIST OF ORIGINATING POINT CODES AND ACTIVITY TYPE

ACTIVITY TYPES:   N - ESTABLISHING OR ADDING NEW POINT CODE(S)
                  D - DELETE EXISTING POINT CODE(S)

PLEASE NOTE IN THE FOLLOWING EXAMPLES, THE ORDER FORM ACTIVITY IS THE ENTRY FROM PAGE 2, NUMBER 3. THIS IS NOT THE ACTIVITY TYPE.

EXAMPLE 1 - ORDER FORM ACTIVITY IS "N" TO ESTABLISH A NEW ACCOUNT AND SERVICE


ACT.                       ORIGINATING POINT         ACT.                       ORIGINATING POINT
TYPE                       CODES:                    TYPE                       CODES:
N                          XXX-XXX-XXX               N                          XXX-XXX-XXX



EXAMPLE 2 - ORDER FORM ACTIVITY IS "C" TO CHANGE AN EXISTING POINT CODE OR TO ADD A NEW POINT CODE AND DELETE AN EXISTING POINT CODE



ACT.                       ORIGINATING POINT         ACT.                       ORIGINATING POINT
TYPE                       CODES:                    TYPE                       CODES:
N                          XXX-XXX-XXX               D                          XXX-XXX-XXX

EXAMPLE 3 - ORDER FORM ACTIVITY IS "D" TO DISCONNECT THE ACCOUNT AND THE SERVICE


ACT.                       ORIGINATING POINT         ACT.                       ORIGINATING POINT
TYPE                       CODES:                    TYPE                       CODES:
D                          XXX-XXX-XXX               D                          XXX-XXX-XXX


THE REMARKS SECTION MAY BE UTILIZED BY SWBT OR THE LIDB CUSTOMER.

THE DATE AND TIME RECEIVED WILL BE ENTERED BY THE SWBT CPOC UPON RECEIPT OF THE FORM.

AFTER THE FORM HAS BEEN COMPLETED, IT SHOULD BE MAILED OR FAXED TO THE SWBT ICSC IN ST. LOUIS, MISSOURI.

                                                                   APPENDIX OSS
                                                                         PAGE 2



                                  APPENDIX OSS

                 ACCESS TO OPERATIONS SUPPORT SYSTEMS FUNCTIONS

                                  APPENDIX OSS

                 ACCESS TO OPERATIONS SUPPORT SYSTEMS FUNCTIONS

1.       GENERAL CONDITIONS

         1.1 This Appendix sets forth the terms and conditions under which SWBT provides nondiscriminatory access to SWBT's operations support systems (OSS) "functions" to LSP for pre-ordering, ordering, provisioning, maintenance / repair, and billing. Such functions will be made available as described herein for Resold Services, as provided in Appendix Resale, and for Unbundled Network Elements (UNE), as provided in Appendix UNE.

          1.2 The functions, for Resale and UNE, will be accessible via electronic interface, as described herein, where such functions are available. Manual access will be available to all preordering, ordering, provisioning, and billing functions via the Local Service Provider Service Center (LSPSC). Repair and maintenance functions are available via manual handling by the Local Service Provider Center (LSPC).

          1.3 LSP agrees to utilize SWBT electronic interfaces, as SWBT defines in its requirements, only for the functions described herein for the purposes of establishing and maintaining Resale services or UNE. LSP agrees that such use will comply with the summary of SWBT's Operating Practice No. 113, Protection of Electronic Information, titled Local Service Provider Security Policies and Guidelines.

          1.4 LSP acknowledges and agrees that access to OSS functions will only be utilized to view an end-user's Customer Proprietary Network Information under the conditions set forth and agreed to in Exhibit A of this Appendix.

          1.5 By utilizing electronic interfaces to access OSS functions, LSP acknowledges and agrees to perform accurate and correct billing functions that occur during ordering per the terms of this Agreement. Further, LSP recognizes that such billing functions for conversion orders require viewing CPNI as described in 1.4 above. All exception handling must be requested manually from LSPSC.

          1.6 In areas where Resale and UNE service order transactions cannot be provided via an electronic interface for the pre-order, ordering and provisioning processes, SWBT and LSP will utilize manual processes until such time as the transactions can be electronically transmitted.

          1.7 SWBT will provide a help desk function for electronic system interfaces.

          1.8 SWBT and LSP will jointly establish interface contingency and disaster recovery plans for the pre-order, ordering and provisioning of Resale services and UNE.

          1.9 SWBT reserves the right to modify or discontinue the use of any system or interface as it deems appropriate.

                                                                   APPENDIX OSS
                                                                         PAGE 3


          1.10 If LSP elects to utilize industry standardized electronic interfaces for Resale or UNE, SWBT and LSP agree to work together in the Order and Billing Forum (OBF) and the Telecommunications Industry Forum (TCIF) to establish and conform to uniform industry standards for electronic interfaces for pre-order, ordering, and provisioning. Neither Party waives its rights as participants in such forums in the implementation of the standards. To achieve industry standard system functionality as quickly as possible, the Parties acknowledge that SWBT may deploy these interfaces with requirements developed in advance of industry standards. Thus, subsequent modifications may be necessary to comply with emerging standards. LSP and SWBT are individually responsible for evaluating the risk of developing their respective systems in advance of standards and agree to support their own system modifications to comply with new requirements.

2.        PRE-ORDER

         2.1 SWBT will provide access to pre-order functions to support LSP ordering of Resale services and UNE via several electronic interfaces. The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. The following lists represent pre-order information that will be available to LSP so that LSP order requests may be created to comply with SWBT ordering requirements.

         2.2      PRE-ORDERING FUNCTIONS FOR RESALE SERVICES WILL INCLUDE:

                  2.2.1 customer name, billing address and residence or business address, billed telephone numbers and features and services available in the end office where the customer is provisioned;

                  2.2.2 features and services to which the customer subscribes (LSP agrees that LSP's representatives will not access the information specified in this Subsection until after the customer requests that the customer's local exchange service provider be changed to LSP and such request complies with conditions of Exhibit A of this Appendix.)

                  2.2.3 a telephone number (if the customer does not have one assigned) with the customer on-line.

                  2.2.4 service availability dates to the customer;

                  2.2.5 information regarding the dispatch / installation schedule, if applicable;

                  2.2.6 PIC options for intraLATA toll (when available) and interLATA toll;

                  2.2.7 address verification.

         2.3      PRE-ORDERING FUNCTIONS FOR UNE WILL INCLUDE:

                  2.3.1 customer name, billing address and residence or business address, billed telephone numbers and features and services available in the end office where the customer is


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                                                                   APPENDIX OSS
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provisioned;

                  2.3.2 features and services to which the customer subscribes (LSP agrees that LSP's representatives will not access the information specified in this Subsection until after the customer requests that the customer's local exchange service provider be changed to LSP, and such request complies with conditions of Exhibit A of this Appendix.)

                  2.3.3 telephone number (if the customer does not have one assigned) with the customer on-line;

                  2.3.4 PIC options for intraLATA toll (when available) and interLATA toll;

                  2.3.5    address verification;

                  2.3.6 channel facility assignment (CFA), network channel (NC), and network channel interface (NCI) data.

         2.4. Electronic Access to Pre-Order Functions: Upon request by LSP for electronic access to pre-ordering functions, SWBT will provide LSP access to one or more of the following systems:

                  2.4.1    RESALE SERVICES PRE-ORDER SYSTEM AVAILABILITY:

                           2.4.1.1 Residential Easy Access Sales Environment
(R-EASE): R-EASE is an ordering entry system through which SWBT will provide LSP access for the functions of pre-ordering SWBT's Resale services so long as EASE is utilized to order SWBT Residential Resale Services.

                           2.4.1.2 Business Easy Access Sales Environment
(EASE): B-EASE is an ordering entry system through which SWBT will provide LSP access for the functions of preordering SWBT's Resale services so long as such access is utilized to order SWBT's Business Resale Services.

                  2.4.2    RESALE AND UNE PRE-ORDER SYSTEM AVAILABILITY:

                           2.4.2.1 DataGate: DataGate is transaction-based data
query system through which SWBT will provide LSP access for the functions of gathering pre-ordering information to support industry standardized ordering processes for Residential and Business Resale services. When ordering Resale services or UNE, LSP's representatives will have access to a pre-order electronic gateway provided by SWBT for both consumer and business customers that provides real-time access to SWBT's operations systems. This gateway shall be a Transmission Control Protocol/Internet Protocol (TCP/IP) gateway and will allow the LSP representatives to perform the pre-order functions for Resale services and UNE, as described above. SWBT and LSP agree to work together to develop and implement an electronic communication interface that will replace this initial pre-order electronic interface consistent with industry standards developed by the OBF and the TCIF.

                           2.4.2.2 VERIGATE is an Access Service Pre-order
system that will also provide access to the pre-ordering functions for Resale Services and UNE. VERIGATE


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                                                                   APPENDIX OSS
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may be used in connection with electronic or manual ordering. VERIGATE provides the UNE pre-order capability of identifying CFA information, NC, and NCI codes that are associated with order requirements for UNE.

         2.5 OTHER PRE-ORDER FUNCTION AVAILABILITY:

             2.5.1 Where due dates are not available electronically, SWBT will provide LSP with due date interval for inclusion in the service order request.

             2.5.2 In addition to electronic interface access to pre-order information, upon request, SWBT will provide LSP pre-order information in batch transmission for the purposes of back-up data for periods of system unavailability. The parties recognize such information must be used to construct order requests only in exception handling.

3.       ORDERING/PROVISIONING

         3.1 SWBT will provide access to ordering functions to support LSP provisioning of Resale services and UNE via one or more electronic interfaces. Upon request for electronic access to ordering functions, SWBT will provide LSP access to one or more of the following systems or interfaces:

         3.2 RESALE SERVICES ORDER REQUEST SYSTEM AVAILABILITY:

             3.2.1 R-EASE is available for the generation of Residential Resale services orders. Ordering Flows will be available via these systems for the following ordering functions: Conversion ("as is" or "with changes"); Change (Features, Listings, Long Distance); New Connect; Disconnect; From and To (change of premises with same service).

             3.2.2 B-EASE is available for the generation of Business Resale services orders. Ordering Flows will be available via these systems for the following ordering functions: Conversion ("as is" or "with changes"); Change (Features, Listings, Long Distance); New Connect; Disconnect; From and To (change of premises with same service).

             3.2.3 SWBT will provide LSP with an Electronic Data Interexchange
(EDI) Interface for transmission of industry-standardized Resale service order requests in formats as defined by the Ordering and Billing Forum (OBF) and EDI mapping as defined by TCIF. EDI ordering functionality will be made available as negotiated and implemented in timeframes mutually acceptable to SWBT and LSP.

         3.3 UNE SERVICE ORDER REQUEST ORDERING SYSTEM AVAILABILITY:

             3.3.1 In ordering and provisioning UNE, LSP and SWBT will utilize mutually agreeable standard industry order formats and data elements developed by OBF and TCIF EDI. Where industry standards do not currently exist for the ordering and provisioning of UNE, LSP and SWBT agree to jointly develop a form for ordering Common-Use UNE. Common-Use UNE, including, without limitation, tandem switching, signaling and call-related databases, Operator Services and DA, and Operations Support Systems, shall be ordered in a manner that is consistent with OBF Access Service Request Process; in addition customized routing will be ordered in the same manner. Customer Specific UNE, including, Local Loop (which includes

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                                                                   APPENDIX OSS
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NID), and unbundled Local Switching, and Interim Number Portability will be ordered consistent with the OBF Local Service Request (LSR) process.

         3.4 SWBT will provision Resale Services and UNE as prescribed in LSP order requests. Access to status on such orders of Resale services and UNE will be provided via the following electronic interfaces:

             3.4.1 Customer Network Administration (CNA) will allow LSP to check service order status via CNA.

             3.4.2 In cases of industry-standardized EDI ordering, SWBT will provide to LSP an EDI electronic interface for transferring and receiving orders, Firm Order Confirmation (FOC), service completion, and, as available, other provisioning data and information. SWBT will provide LSP with a FOC for each Resale and UNE order. The FOC includes but is not necessarily limited to: purchase order number, telephone number, Local Service Request number, due date, Service Order number, and completion date. Upon work completion, SWBT will provide LSP with an 855 EDI transaction-based Order Completion that states when that order was completed. When available, SWBT will provide LSP an 865 EDI transaction-based Order Completion.

             3.4.3 A file transmission may be provided to confirm order completions for R-EASE or B-EASE order processing. This file will provide service order information of all distributed and completed orders for LSP, regardless of order entry mechanism.

4.       MAINTENANCE/REPAIR

         4.1 Two electronic interfaces are accessible to place, and check the status of, trouble reports for both Resale and UNE. Upon request, LSP may access these functions via the following methods:

             4.1.1 CNA system access provides LSP with SWBT software that allows LSP to submit trouble reports and subsequently check status on trouble reports for LSP end-users. CNA will provide ability to review the maintenance history of a converted Resale LSP account.

             4.1.2 Electronic Bonding Interface (EBI) is an industry-standardized interface that is available for trouble report submission and status updates. This EBI will conform to ANSI standards T1:227:1995 and T1.228:1995, Electronic Communications Implementation Committee (ECIC) Trouble Report Format Definition (TFRD) Number 1 as defined in ECIC document ECIC/TRA/95-003, and all standards referenced within those documents, as mutually agreed upon by LSP and SWBT. Functions currently implemented will include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification, and Cancel Trouble Report, as explained in 6 and 9 of ANSI T1.228:1995. LSP. SWBT will exchange requests over a mutually agreeable X.25-based network.

5.       BILLING

         5.1 SWBT shall bill LSP for resold services and UNE. SWBT shall send associated billing information to LSP as necessary to allow LSP to perform billing functions. At minimum


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                                                                   APPENDIX OSS
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SWBT will provide LSP billing information in a paper format or via magnetic tape, as agreed to between LSP and SWBT.

         5.2 Upon request, electronic access to billing information for Resale Services will also be available via the following interfaces:

             5.2.1 LSP may receive Bill Plus(tm), an electronic version of their electronic bill as described in and in accordance with SWBT's Local Exchange Tariff.

             5.2.2 LSP may receive a mechanized bill format via the industry standards EDI.

             5.2.3 LSP may also view billing information through the CNA system.

             5.2.4 SWBT shall provide the Usage Billable Records for Resale Services via EMR industry standard format with a daily feed.

             5.2.5 LSP may receive Local Disconnect Report records (via CARE records) electronically that indicate when LSP's customers change their local service provider.

         5.3 Upon request, electronic access to billing information for UNE will also be available via the following interfaces:

             5.3.1 SWBT will make available a mechanized bill data tape (local) format by February 1997.

             5.3.2 LSP may also view billing information through the CNA system.

             5.3.3 SWBT shall provide the Usage/Toll Billable Records for UNE via EMR industry standard format with a daily feed.

             5.2.4 LSP may receive Local Disconnect Report records (via CARE records) electronically that indicate when LSP's customers, utilizing SWBT ports, change their local service provider.

6.       REMOTE ACCESS FACILITY

         6.1 LSP must access the following SWBT's OSS functions via a LSP Remote Access Facility (LRAF) located in Dallas, Texas: R-EASE, B-EASE, CNA, DATAGATE and VERIGATE.

         6.2 LSP may use three types of access: Switched, Private Line, and Frame Relay. For Private Line and Frame Relay connections, LSP shall provide its own router, circuit, and two Channel Service Units/Data Service Units (CSU/DSU). The demarcation point shall be the router interface at the LRAF. Switched Access connections require LSP to provide its own modems and connection to the SWBT LRAF. LSP shall pay the cost of the call if Switched Access is used.

         6.3 LSP shall use TCP/IP to access SWBT OSS via the LRAF. In addition, each LSP shall have a valid Internet Protocol (IP) network address. A user-id /password unique to each


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                                                                   APPENDIX OSS
                                                                         PAGE 8

individual accessing an OSS shall be maintained to access SWBT OSS's. LSP shall provide estimates regarding its volume of transactions, number of concurrent users, desired number of private line or dial-up (switched) connections, and length of a typical session.

         6.4 LSP shall attend and participate in implementation meetings to discuss LSP LRAF access plans in detail and schedule testing of such connections. SWBT shall make a Help Desk function available to assist LSP on an ongoing basis in accessing any SWBT OSS over the LRAF.


7.       OPERATIONAL READINESS TEST (ORT) FOR ORDERING/PROVISIONING

         7.1 LSP must participate with SWBT in Operational Readiness Testing
(ORT), which will allow for the testing of the systems, interfaces, and processes for the ordering and provisioning of Resale services. ORT will be completed in conformance with agreed upon implementation dates.

8.       RATES - OKLAHOMA

         8.1 LSP requesting access to one or more of the SWBT OSS functions (i.e., preordering, ordering / provisioning, maintenance / repair, billing) agrees to pay the following rate:

               System Access                      $ 3,310.00 / month

         8.2 LSP requesting functions via interfaces that require connection to the Remote Access Facility, as described in section 6, agrees to pay the following rate(s) depending upon on method of access utilized:

         Remote Access Facility Access Methods
               Direct Connection Per Port         $ 1,595.00 / month
               Dial Up Per Port                   $   320.00 / month

         8.4 LPS requesting the Bill Plus, as described in 5.2.1, agrees to pay applicable tariffed rate, less Resale discount.

         8.3 LSP requesting the billing function for Usage Billable Records, as described in 5.2.4, agrees to pay $.003 per message transmitted.

         8.4 LSP requesting the Local Disconnect Report, as described in 5.2.5, agrees to pay $0.10 per record transmitted.

         8.4 Should unforeseen modifications and costs to provision OSS functions become required by SWBT or industry standards, SWBT reserves the right to modify its rate structure. In addition, should LSP request custom development of an exclusive interface to support OSS functions, such development will be considered by SWBT on an Individual Case Basis (ICB) and priced as such.

9.       EFFECTIVE DATE, TERM

         9.1 The Appendix OSS will be effective upon approval by the state commission when



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                                                                 APPENDIX OSS
                                                                       PAGE 9

it determined that the entire Interconnection Agreement is in compliance with Sections 251 and 252 of the Act.

         9.2 The Term Appendix OSS will be the shorter of the Term of this Interconnection Agreement or December 31, 1998. Continuation of Appendix OSS follows the continuation rules of the Agreement. Should the Interconnection Agreement establish a new term, the Term of Appendix OSS will be the shorter of one year, or the new Term of the Interconnection Agreement. Should the term of the Interconnection Agreement Expire without provision for continuance, the Term of Appendix OSS expires as well.

                                       APPENDIX OSS - RESALE & UNE - EXHIBIT A
                                                                   PAGE 1 OF 1

          BLANKET CERTIFICATION FOR END-USER AUTHORIZATION FOR RELEASE
               OF CUSTOMER PROPRIETARY NETWORK INFORMATION (CPNI)

The undersigned hereby agrees:

Before it may obtain CPNI of an end-user, whether via an independent request or in the course of ordering SWBT's network elements or services via manual and/or mechanized interfaces, the undersigned must, at least, certify that "yes" (Y) it has obtained Authorization for Release of CPNI and provide the name of the individual authorizing the release of CPNI. By these indications, the undersigned affirms that a current Authorization for the Release of CPNI has been opined from an end-user and that it includes the expressed content of the language, "Minimum Scope." SWBT may then provide the CPNI referenced herein.

         Minimum Scope: Authorization for the release of CPNI

         1) An affirmative written request that substantially reflects the following: "This document serves as instruction to all holders of my local exchange telecommunications Customer Proprietary Network Information (CPNI) to provide such information to the undersigned. I understand that this CPNI includes the following information: billing name, service address, billing address, service and feature subscription, directory listing information long distance carrier identity, and all pending service order activity. This Authorization remains in effect until such time that I revoke it directly or appoint another individual/company with such capacity or undersigned receives notice to disconnect my local exchange service or notice that a service disconnect has been performed. At and from such time, this Authorization is null and void."

         or

         2) Authorization for change in local exchange service and release of CPNI with documentation that adheres to all requirements of state and federal law, as applicable.


                                                -------------------------------
                                                Signed

                                                -------------------------------
                                                Name (Typed/Printed)

                                                -------------------------------
                                                Title

                                                -------------------------------
                                                Company

                                                -------------------------------
                                                Date

                                                    APPENDIX OSS - RESALE & UNE
                                                                 SIGNATURE PAGE
                                                                    PAGE 1 OF 1


DIGITAL TELEPORT, INC. (MISSOURI)         SOUTHWESTERN BELL TELEPHONE COMPANY

By:                                       By:
     -------------------------------          ---------------------------------
         (name printed or typed)                   (name printed or typed)

Signature:                                Signature:
          --------------------------                ---------------------------
Title:                                    Title:
         ---------------------------              -----------------------------
             (printed or typed)                       (printed or typed)

Date:                                     Date:
      ------------------------------              ----------------------------

                                                                     APPENDIX OS
                                                                     PAGE 2 OF 8



                                  APPENDIX OS

                               OPERATOR SERVICES

This Appendix sets forth the terms and conditions under which Southwestern Bell Telephone Company ("SWBT") agrees to provide Operator Services for LSP ("LSP").

I.   SERVICES

     SWBT will provide the following Operator Services:

      A. FULLY AUTOMATED CALL PROCESSING - Allows the caller to complete a call utilizing equipment without the assistance of a SWBT operator, hereafter called "Operator."

           This allows the caller the option of completing calls through an automated alternate billing system (AABS). Automated functions can only be activated from a touch-tone telephone. Use of a rotary telephone and failure or low response by the caller to the audio prompts will bridge the caller to an Operator for assistance. The called party must also have Touch-tone service to automatically accept calls that are billed collect or to a third number.

      B. OPERATOR-ASSISTED CALL PROCESSING - Allows the caller to complete a call by receiving assistance from an Operator.

II.  DEFINITIONS

      A. FULLY AUTOMATED CALL PROCESSING

     SWBT will support the following fully automated call types for LSP:

            1. FULLY AUTOMATED CALLING CARD STATION-TO-STATION - This service is provided when the caller dials zero ("0"), plus the desired telephone number and the telecommunications calling card number to which the call is to be charged. The call is completed without the assistance of an Operator. An authorized telecommunications calling card for the purpose of this Appendix, is one for which SWBT can perform billing validation. Fully-Automated Calling Card Call Service may also include the following situations:

                  a.   When an individual with a disability
                       dials zero (0) and identifies himself or herself as disabled, he or she will provide the Operator the desired telephone number and the calling card number to which the call is to be billed.


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                                                                     APPENDIX OS
                                                                     PAGE 3 OF 8


                  b.   When due to trouble on the network,
                       or lack of service components (facilities to the AABS network), the automated call processing cannot be completed without assistance from an Operator.

                  c.   When an Operator reestablishes an
                       interrupted call that meets any of the situations described in this call type.

            2. FULLY AUTOMATED STATION-TO-STATION - This service is limited to those calls placed collect or billed to a third number. The caller dials zero (0) plus the telephone number desired, the service selection codes and/or billing information as instructed by the automated equipment. The call is completed without the assistance of an Operator. Fully Automated Station-to-Station service may also include the following situations:

                  a.   When an individual with a disability
                       identifies himself or herself as disabled and provides the Operator the number to which the call is to be billed (either collect or third number).

                  b.   When due to trouble on the network or
                       lack of service components, the automated call cannot be completed without assistance from an Operator.

                  c.   When an Operator reestablishes an
                       interrupted call that meets any of the situations described in this call type.

     B. OPERATOR-ASSISTED CALL PROCESSING

     SWBT will support the following operator-assisted call types for LSP:

            1. SEMI-AUTOMATED STATION-TO-STATION - A service provided when the caller dials zero (0) plus the telephone number desired and the call is completed with the assistance of an Operator. Semi-Automated Station-to-Station service may also include the following situations:

                  a.   Where the caller does not dial zero
                       (0) prior to calling the number desired from a public or semi-public telephone, or from a telephone where the call is routed directly to an Operator (excluding calling card calls).

                  b.   When an Operator re-establishes an
                       interrupted call that meets any of the situations described in this call type.

            2.    SEMI-AUTOMATED PERSON-TO-PERSON - A service in which the
                  caller dials zero (0) plus the telephone number desired and specifies to the
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                                                                     APPENDIX OS
                                                                     PAGE 4 OF 8


                  Operator the particular person to be reached or a particular PBX station, department or office be reached through a PBX attendant. This service applies even if the caller agrees, after the connection is established, to speak to any party other than the party previously specified. Semi-Automated Person-to-Person service may also include:

                  a.   Where the caller does not dial a zero
                       (0) prior to dialing the number from a public or semi-public telephone, or where the call is routed directly to an Operator.

                  b.   When an operator reestablishes an
                       interrupted call that meets any of the situations described in this call type.

            3. SEMI-AUTOMATED CALLING CARD STATION-TO-STATION - A service provided when the caller dials zero (0) plus the desired telephone number and provides the Operator the calling card number to which the call is to be charged. Semi-Automated Calling Card Station-to-Station service may also include the following situations:

                  a.   When the caller does not dial zero
                       (0) prior to dialing the number desired from a public or semi-public telephone, or from a telephone that is directly routed to an Operator, and the call is billed to a calling card.

                  b.   When an Operator reestablishes an
                       interrupted call that meets any of the situations described in this call type.

            4. STATION-TO-STATION (OPERATOR HANDLED) - A service provided when the caller dials zero (0) and places a sent paid, collect, third number or calling card station-to-station call using an Operator's assistance. These calls may originate from a private, public or semi-public telephone. The service may also include the situation when an Operator reestablishes an interrupted call that meets any of the situations described in this call type.

            5. PERSON-TO-PERSON (OPERATOR HANDLED) - A service in which the caller dials zero (0) and specifies to the Operator the number desired and the person to be reached, or a particular PBX station, department or office to be reached through a PBX attendant, or a particular mobile service point to be reached through a mobile telephone attendant. The call remains a person-to-person call even if the caller agrees, after the connection is established, to speak to any party other than the party previously specified. The service may also include situations when an Operator reestablishes an interrupted call that meets any of the situations described in this call type.

                                                                     APPENDIX OS
                                                                     PAGE 5 OF 8


            6. LINE STATUS VERIFICATION - A service in which the caller asks the Operator to determine the condition of a telephone line.

            7. BUSY LINE INTERRUPT - A service in which the caller asks the Operator to interrupt a conversation in progress, to determine if one of the parties is willing to speak to the caller requesting the interrupt. A Busy Line Interrupt charge will apply even if no conversation is in progress at the time of the interrupt attempt, or when the parties interrupted refuse to terminate the conversation in progress.

            8. 0PERATOR TRANSFER SERVICE - A service offered by SWBT in which the local caller requires Operator Assistance for completion of a call outside the originating LATA. The SWBT Operator transfers the call to an interexchange carrier selected by the caller from a list of IXCs provided to SWBT by the LSP. This transfer service is similar to SWBT's "0perator Transfer" service offering. LSP agrees to obtain all necessary compensation arrangements between LSP and participating carriers.

            9. MISCELLANEOUS - Includes the following call types: General Assistance and Rate Quotes, 800, 888 and connections to all other Toll Free services, Repair Bureau and Business Office requests, credit requests, NPA-NXX location requests, and all other 0- No Attempt services.

III. CALL BRANDING AND RATE REFERENCE REQUIREMENTS

      A. REQUIREMENTS - Pursuant to Section 226 (b) of The Telecommunications Act of 1996, each provider of Operator Services is required to:

            1. provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

            2. disclose immediately to the consumer, upon request a quote of its rates or charges for the call.

      B. CALL BRANDING - In compliance with A. 1. above, SWBT will brand Operator Services in LSP's name based upon the criteria outlined below:

            1. LSP will provide SWBT with written specification of its company name to be used in creating LSP specific branding messages for its OS calls.

            2. An initial non-recurring charge applies per TOPS switch, per load for the establishment of Call Branding as well as a charge per TOPS switch, per subsequent load to change the brand. In addition, a per call charge applies for every Operator Services call handled by SWBT on behalf of LSP when such

                                                                     APPENDIX OS
                                                                     PAGE 6 OF 8

                  services are provided in conjunction with: i) the purchase of SWBT's unbundled local switching; or ii) when multiple brands are required on a single Operator Services trunk. Prices for Call Branding are as outlined in Exhibit II, attached hereto and incorporated herein.

      C. OPERATOR SERVICES (OS) RATE/REFERENCE INFORMATION - In compliance with A. 2. above, SWBT will provide LSP Operator Services Rate/Reference Information based upon the criteria outlined below:

           1. LSP will furnish OS Rate and Reference Information in a mutually agreed to format or media thirty (30) days in advance of the date when the Operator Services are to be undertaken.

           2. LSP will inform SWBT, in writing, of any changes to be made to such Rate/Reference Information ten (10) working days prior to the effective Rate/Reference change date. LSP acknowledges that it is responsible to provide SWBT updated Rate/Reference Information in advance of when the Rates/Reference Information are to become effective.

           3. In all cases when a SWBT Operator receives a rate request from a LSP end user, SWBT will quote the applicable OS rates as provided by LSP.

           4. An initial non-recurring charge will apply per TOPS switch for loading of LSP's Operator Services Rate/Reference Information as well as a charge per TOPS switch, for each subsequent change to either LSP's Operator Services Rate or Reference Information.

IV. HANDLING OF EMERGENCY CALLS TO OPERATOR

    To the extent LSP's NXX encompasses multiple emergency agencies, SWBT will agree to query the caller on his/her community and to transfer the caller to the appropriate emergency agency for the caller's area. LSP must provide SWBT with the correct information to enable the transfer. When the assistance of another Carrier's operator is required, SWBT will attempt to reach the appropriate operator if the network facilities for inward assistance exist. LSP agrees to indemnify SWBT for any misdirected calls.

V. RESPONSIBILITIES OF THE PARTIES

      A. SWBT will be the sole provider of Operator Services for LSP's local service area(s) listed in Exhibit I, which is attached to this Appendix, beginning on the service effective date also shown in
           Exhibit I. SWBT will provide Operator Services only where the necessary physical facilities are available and in place and under conditions previously stated in this Appendix.

                                                                     APPENDIX OS
                                                                     PAGE 7 OF 8

      B. LSP will be responsible for providing the equipment and facilities necessary for signaling and routing calls with Automatic Number Identification (ANI) to each SWBT operator switch. Should LSP seek to provide interexchange Operator Services under this agreement, it is responsible for ordering the necessary facilities through SWBT's interstate or intrastate Access Service tariffs. Nothing in this agreement in any way changes the manner in which an interexchange Carrier obtains access service for the purpose of originating or terminating interexchange traffic.

      C. Facilities necessary for the provision of Operator Services shall be provided by the parties hereto, using standard trunk traffic engineering procedures to insure that the objective grade of service is met. Each party shall bear the costs for its own facilities. LSP shall bear the costs of facilities necessary for signaling and routing calls with Automatic Number Identification (ANI) to each SWBT operator switch. SWBT shall bear the cost of facilities and equipment necessary to provide Operator Services.

      D. LSP will furnish in writing to SWBT, thirty (30) days in advance of the date when the Operator Services are to be undertaken, unless otherwise agreed to by the SWBT, all records required by SWBT to provide the Operator Services.

      E. LSP will keep all records furnished to SWBT current by using reporting forms and procedures that are mutually acceptable to both parties, and will inform SWBT in advance of any changes to be made in such records. SWBT will specify the required interval for such advance notice. LSP will provide all records and changes to records to SWBT in writing or in any other mutually agreeable format.

      F. SWBT will accumulate and provide the LSP such data as necessary for the LSP to verify traffic volumes and bill its end users.

VI.   METHODS AND PRACTICES

      SWBT will provide the Operator Services to LSP's end users in accordance with SWBT's OS methods and practices in effect for SWBT at the time the OS call is made, unless otherwise agreed in writing by both parties.

VII.  PRICING

      Pricing for Operator Services shall be based on the rates specified in
      Exhibit II, PRICING, which is attached and made part of this Appendix. The rates will apply from the service effective date through the term of this agreement as specified in paragraph X., A. below. At any time beyond the specified or the term of this Appendix, SWBt may change the prices for the provision of OS upon one hundred-twenty (120) days' notice to LSP.

                                                                     APPENDIX OS
                                                                     PAGE 8 OF 8

VIII. MONTHLY BILLING

      SWBT will render monthly billing statements to LSP, and remittance in full will be due within thirty (30) days of receipt.

IX.   LIABILITY

      A. In addition to the liability provisions contained in the Agreement, LSP agrees to defend, indemnify, and hold harmless SWBT from any and all losses, damages, or other liability including attorneys fees that LSP may incur as a result of claims, demands, wrongful death actions, or other suits brought by any party that arise out of LSP's end users use of Operator Services. LSP shall defend against all end user claims just as if LSP had provided such service to its end user with the LSP's own operators and shall assert its tariff limitation of liability for benefit of both SWBT and LSP.

      B. LSP also agrees to release, defend, indemnify, and hold harmless SWBT from any claim, demand or suit that asserts any infringement or invasion of privacy or confidentiality of any person or persons caused or claimed to be caused, directly, or indirectly, by SWBT employees and equipment associated with provision of the Operator Services. This provision includes but is not limited to suits arising from disclosure of the telephone number, address, or name associated with the telephone called or the telephone used to call the Operator Services.

X.    TERMS OF APPENDIX

      A. Unless sooner terminated, this Appendix will continue in force for a period of one (l) year from the effective date of this agreement and thereafter until terminated by one hundred-twenty (120) days notice in writing from either Party to the other.

      B. If LSP terminates this agreement prior to the agreed-upon term of this Appendix, LSP shall pay, within thirty (30) days of the issuance of a final bill by SWBT, all amounts due for actual services provided under this Appendix, plus estimated monthly charges for the remainder of the term. Estimated charges will be based on an average of the actual monthly amounts billed by SWBT pursuant to this Appendix prior to its termination.

      C. The rates applicable for determining the amount(s) under the terms outlined in this Section are those specified in Exhibit II.

                                                         APPENDIX OS - EXHIBIT I
                                                                     PAGE 1 OF 1



                                 APPENDIX OS
                            LOCAL SERVICE AREA(S)

                        EFFECTIVE:
                                  ----------------------
                                               (mm/dd/yr)

The following table depicts the service area(s) covered by this Appendix:

LSP'S LOCAL SERVICE AREA(S)  EFFECTIVE DATE
---------------------------  --------------
---------------------------  --------------
---------------------------  --------------
---------------------------  --------------
---------------------------  --------------

                                                        APPENDIX OS - EXHIBIT II
                                                                     PAGE 1 OF 1


                                  APPENDIX OS
                                    OKLAHOMA
                                   EXHIBIT II
                           PRICING - FCILITIES BASED

                        EFFECTIVE:______________________
                                               (mm/dd/yr)

The following rates will apply for each service element:

A.  FULLY AUTOMATED CALL PROCESSING

This usage rate applies to each call that has been completed on a fully automated basis.
                            Rate per completed automated call     $   0.179
B.  OPERATOR-ASSISTED CALL PROCESSING

This usage rate applies to each call that has been answered by or forwarded to an operator.
                                  Rate per actual work second     $   0.021
C.  CALL BRANDING

An initial non-recurring charge applies per TOPS switch,
per brand for the establishment of LSP specified Call
Branding.  An additional non-recurring charge applies
for each subsequent change to the branding
                                   Rate per initial load group    $2,700.00
                                Rate per load for Brand change    $2,700.00
                                                   Per Call(1)    $    0.02

D.  OPERATOR SERVICES RATE/REFERENCE INFORMATION

An initial non-recurring charge applies per TOPS switch,
per rate schedule, for the initial load of LSP's Operator
Services Rate/Reference Information.  An additional
non-recurring charge applies for each subsequent change
to Rate/Reference Information.
                                        Rate per initial load     $4,100.00
                              Rate per subsequent rate change     $2,900.00
                         Rate per subsequent reference change     $2,900.00

__________________
(1) A per call charge will apply when OS are provided in conjunction with: i) unbundled local switching or ii) when multiple brands are required on a single operator services trunk

                                                                    APPENDIX NIM
                                                                     PAGE 2 OF 5


     APPENDIX NETWORK INTERCONNECTION METHODS (NIM)

     This Appendix NIM designates Network Interconnection Methods (NIMs) to be used by the Parties. These include, but are not limited to: MidSpan Fiber Interconnection (MSFI); Virtual Collocation Interconnection; SONET Based Interconnection; Physical Collocation Interconnection; leasing of SWBT facilities; and other methods as mutually agreed to by the Parties.

1.   MID-SPAN FIBER INTERCONNECTION (MSFI)

     Mid-Span Fiber Interconnection (MSFI) between Southwestern Bell Telephone
     (SWBT) and LSP can occur at any mutually agreeable, economically and technically feasible point between LSP's premises and a SWBT tandem or end office. This interconnection will be on a point-to-point SONET system over single mode fiber optic cable.

     MSFI may be used to provide interconnection trunking as defined in Appendix ITR to Attachment 11: Network Interconnection Architecture.

A.   There are two basic mid-span interconnection designs:

            1. Design One: LSP's fiber cable and SWBT's fiber cable are connected at an economically and technically feasible point between the LSP location and the last entrance manhole at the SWBT central office.

                  The Parties may agree to a location with access to an existing
            SWBT fiber termination panel. In these cases, the network interconnection point (POI) shall be designated outside of the SWBT building, even though the LSP fiber may be physically terminated on a fiber termination panel inside of a SWBT building. In this instance, LSP will not incur fiber termination charges and SWBT will be responsible for connecting the cable to the SWBT facility.

                  The Parties may agree to a location with access to an existing
            LSP fiber termination panel. In these cases, the network interconnection point (POI) shall be designated outside of the LSP building, even though the SWBT fiber may be physically terminated on a fiber termination panel inside of an LSP building. In this instance, SWBT will not incur fiber termination charges and LSP will be responsible for connecting the cable to the LSP facility.

            If a suitable location with an existing fiber termination panel cannot be agreed upon, LSP and SWBT shall mutually determine provision of a fiber termination panel housed in an outside, above ground, cabinet placed at the physical POI. Ownership and the cost of provisioning the panel will be negotiated between the two parties.

                                                                    APPENDIX NIM
                                                                     PAGE 3 OF 5


            2. Design Two: LSP will provide fiber cable to the last entrance manhole at the SWBT tandem or end office switch with which LSP wishes to interconnect. LSP will provide a sufficient length of fiber optic cable for SWBT to pull the fiber cable to the SWBT cable vault for termination on the SWBT fiber distribution frame (FDF). In this case the POI shall be at the manhole location.

                  Each Party is responsible for designing, provisioning,
            ownership and maintenance of all equipment and facilities on its side of the POI. Each Party is free to select the manufacturer of its Fiber Optic Terminal (FOT). Neither Party will be allowed to access the Data Communication Channel (DCC) of the other Party's FOT. The Parties will work cooperatively to achieve equipment compatibility.

B. The Parties will mutually agree upon the precise terms of each mid-span interconnection facility. These terms will cover the technical details of the interconnection as well as other network interconnection, provisioning and maintenance issues.

C. The LSP location includes FOTs, multiplexing and fiber required to take the optical signal handoff from SWBT for interconnection trunking as outlined in Appendix ITR.

D.   The fiber connection point may occur at several locations:

            1. a location with an existing SWBT fiber termination panel. In this situation, the POI shall be outside the SWBT building which houses the fiber termination panel;

            2. a location with access to an existing LSP fiber termination panel. In these cases, the network interconnection point (POI) shall be designated outside of the LSP building, even though the SWBT fiber may be physically terminated on a fiber termination panel inside a LSP building;

            3. a location with no existing SWBT fiber termination panel. In this situation, SWBT and LSP will negotiate provisioning, maintenance and ownership of a fiber termination panel and above ground outside cabinet as a POI and for connection of the fiber cables;

            4. a manhole outside of the SWBT central office. In this situation, LSP will provide sufficient fiber optic cable for SWBT to pull the cable into the SWBT cable vault for termination on the SWBT FDF. The POI will be at the manhole and SWBT will assume maintenance responsibility for the fiber cabling from the manhole to the FDF.

                                                                    APPENDIX NIM
                                                                     PAGE 4 OF 5

E. The SWBT tandem or end office switch includes all SWBT FOT, multiplexing and fiber required to take the optical signal hand-off provided from LSP for interconnection trunking as outlined in Appendix ITR. This location is SWBT's responsibility to provision and maintain.

F. In both designs, LSP and SWBT will mutually agree on the capacity of the FOT(s) to be utilized. The capacity will be based on equivalent DS1s that contain trunks and interLATA traffic. Each Party will also agree upon the optical frequency and wavelength necessary to implement the interconnection. The Parties will develop and agree upon methods for the capacity planning and management for these facilities, terms and conditions for over provisioning facilities, and the necessary processes to implement facilities as indicated below. These methods will meet quality standards as mutually agreed to by LSP and SWBT.

2.    AVOIDANCE OF OVER PROVISIONING

      Underutilization is the inefficient deployment and use of the network due to forecasting a need for more capacity than actual usage requires, and results in unnecessary costs for SONET systems. To avoid over provisioning, the Parties will agree to joint facility growth planning as detailed below.

3.    JOINT FACILITY GROWTH PLANNING

      The initial fiber optic system deployed for each interconnection shall be the smallest standard available. For SONET this is an OC-3 system. The following list the criteria and processes needed to satisfy additional capacity requirements beyond the initial system.

A.    Criteria:

      1. Investment is to be minimized;

      2. Facilities are to be deployed in a "just in time" fashion.

B.    Processes

        1. discussions to provide relief to existing facilities will be triggered when either Party recognizes that the overall system facility
        (DS1s) is at 90% capacity;

        2. both Parties will perform a joint validation to ensure current trunks have not been over-provisioned. If any trunk groups are over-provisioned, trunks will be turned down as appropriate. If any trunk resizing lowers the fill level of the system below 90%, the growth planning process will be suspended and will not be reinitiated until a 90% fill level is achieved. Trunk design blocking criteria

                                                                    APPENDIX NIM
                                                                     PAGE 5 OF 5

        described in Appendix ITR will be used in determining trunk group sizing requirements and forecasts;

        3. if based on the forecasted equivalent DS1 growth, the existing fiber optic system is not projected to exhaust within one year, the Parties will suspend further relief planning on this interconnection until a date one year prior to the projected exhaust date. If growth patterns change during the suspension period, either Party may re-initiate the joint planning process;

        4. if the placement of a minimum size FOT will not provide adequate augmentation capacity for the joint forecast over a two year period, and the forecast appears reasonable based upon history, the next larger system may be deployed. In the case of a SONET system, the OC-3 system could be upgraded to an OC-12. If the forecast does not justify a move to the next larger system, another minimal size system (such as on OC-3) could be placed. This criteria assumes both Parties have adequate fibers for either scenario. If adequate fibers do not exist, both Parties would negotiate placement of additional fibers;

        5. both Parties will negotiate a project service date and corresponding work schedule to construct relief facilities in an effort to achieve "just in time" deployment;

        6. the joint planning process/negotiations should be completed within two months of identification of 90% fill.

4.    VIRTUAL COLLOCATION INTERCONNECTION

      The description of Virtual Collocation Interconnection is contained in SWBT's Virtual Collocation tariffs (i.e., SWBT's Tariff F.C.C. No. 73).

5.    SONET-BASED INTERCONNECTION

      The description of SONET-Based Interconnection is contained in SWBT's Sonet-Based Interconnection tariffs (i.e., SWBT's Tariff F.C.C. No. 73).

6.    PHYSICAL COLLOCATION INTERCONNECTION

      SWBT will provide Physical Collocation Interconnection on nondiscriminatory terms and conditions at the time LSP requests such interconnection.

7.    LEASING OF SWBT'S FACILITIES

      LSP's leasing of SWBT's facilities for purposes of Attachment 11: Network Interconnection Architecture will be subject to the mutual agreement of the Parties.

                         PHYSICAL COLLOCATION AGREEMENT

                                    BETWEEN

                      SOUTHWESTERN BELL TELEPHONE COMPANY

                                      AND

                             DIGITAL TELEPORT, INC.

                               TABLE OF ARTICLES

ARTICLE I - PREMISES ..................................................      -1-
ARTICLE II - EFFECTIVENESS AND REGULATORY APPROVAL ....................      -2-
ARTICLE III - TERM ....................................................      -3-
ARTICLE IV - PREMISES CHARGES .........................................      -4-
ARTICLE V - INTERCONNECTION CHARGES ...................................      -7-
ARTICLE VI - FIBER OPTIC CABLE AND DEMARCATION POINT ..................      -7-
ARTICLE VII - USE OF PREMISES .........................................      -8-
ARTICLE VIII - STANDARDS ..............................................     -10-
ARTICLE IX - RESPONSIBILITIES OF THE INTERCONNECTOR ...................     -11-
ARTICLE X - QUIET ENJOYMENT ...........................................     -13-
ARTICLE XI - ASSIGNMENT ...............................................     -13-
ARTICLE XII - CASUALTY LOSS ...........................................     -13-
ARTICLE XIII - RE-ENTRY  ..............................................     -14-
ARTICLE XIV - LIMITATION OF LIABILITY .................................     -15-
ARTICLE XV - INDEMNIFICATION OF SWBT ..................................     -16-
ARTICLE XVI - SERVICES, UTILITIES, MAINTENANCE AND FACILITIES .........     -17-
ARTICLE XVII - LIMITATION OF ACTIONS; DISPUTE RESOLUTION ..............     -17-
ARTICLE XVIII - SUCCESSORS BOUND ......................................     -19-
ARTICLE XIX - CONFLICT OF INTEREST ....................................     -19-
ARTICLE XX - NON-EXCLUSIVE REMEDIES ...................................     -20-
ARTICLE XXI - NOTICES .................................................     -20-
ARTICLE XXII - COMPLIANCE WITH LAWS ...................................     -20-
ARTICLE XXIII - OSHA STATEMENT ........................................     -21-
ARTICLE XXIV - INSURANCE ..............................................     -21-
ARTICLE XXV - SWBT'S RIGHT OF ACCESS ..................................     -24-
ARTICLE XXVI - PURPOSE AND SCOPE OF AGREEMENT .........................     -24-

ARTICLE XXVII - MISCELLANEOUS .........................................     -25-

                         PHYSICAL COLLOCATION AGREEMENT

     THIS PHYSICAL COLLOCATION AGREEMENT ("Agreement") is made this _____________ day of ____________________, 19__ by and between SOUTHWESTERN
BELL TELEPHONE COMPANY, a Missouri corporation ("SWBT"), and Digital Teleport, Inc., a [STATE OF INCORPORATION] corporation ("Interconnector").

                                   WITNESSETH

     WHEREAS, SWBT is an incumbent local exchange carrier having a statutory duty to provide for "physical collocation" of "equipment necessary for interconnection or access to unbundled network elements" at its premises, 47 U.S.C. 251(c)(6);

     WHEREAS, the Interconnector wishes to physically locate certain of its equipment within the Premises (as defined herein) and connect with SWBT;

     NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SWBT and the Interconnector (the "parties") agree as follows:

                              ARTICLE I - PREMISES

     1.1 Right to Use.  Subject to this Agreement, SWBT grants to
Interconnector the right to use the premises described on Exhibit __ ("Premises"), attached and incorporated herein, within real property at ___________ in the City of ______________, County of _________________, State of
_________________.

      1.2 Relocation. Notwithstanding Section 1.1, in the event that SWBT determines it necessary for the Premises to be moved within the building in which the Premises is located ("Building") or to another SWBT wire center, the Interconnector is required to do so. In such an event, the Interconnector shall be responsible for the preparation of the new premises at the new location if such relocation arises from circumstances beyond the reasonable control of SWBT, including condemnation or government order or regulation that makes the continued occupancy of the Premises or Building uneconomical in SWBT's sole judgment. Otherwise SWBT shall be responsible for any such preparation.

     In the event that the Interconnector requests that the Premises be moved within the Building or to another SWBT wire center, SWBT shall permit the Interconnector to relocate the Premises, subject to the availability of space and associated requirements. The Interconnector shall be responsible for all applicable charges associated with the move, including the reinstallation of its equipment and facilities and the preparation of the new Premises and the new wire center as applicable.

     In either such event, the new premises shall be deemed the "Premises" hereunder and the new wire center the "Building."

     1.3 The Premises. SWBT agrees, at the Interconnector's sole cost and expense as set forth herein, to prepare the Premises in accordance with working drawings and specifications entitled ______________ and dated ______________, which documents, marked Exhibit __, are attached and incorporated herein. The preparation shall be arranged by SWBT in compliance with all applicable codes, ordinances, resolutions, regulations and laws. After the Interconnector has made the initial payments required by Section 4.4 and the state regulatory approval is obtained in accordance with Section 2.1 hereof, SWBT agrees to pursue diligently the preparation of the Premises for use by the Interconnector.

               ARTICLE II - EFFECTIVENESS AND REGULATORY APPROVAL

     2.1 Submission to State Commission. The effectiveness of this Agreement is conditioned upon the unqualified approval of this Agreement, whether as a result of an approval process or by operation of law, under 47 U.S.C. 252(a)(1). After execution of this Agreement, the parties shall submit it to the State commission for the State in which the Premises is located as thereby required for approval, and shall defend the Agreement and support any reasonable effort to have this Agreement so approved, including the supplying of witnesses and testimony if a hearing is to be held.

     2.2 Failure to Receive Approval. In the event that this Agreement does not receive such unqualified approval, this Agreement shall be void upon written notice of either party to the other after such regulatory action becomes final and unappealable. Thereafter Interconnector may request to begin negotiations again under 47 U.S.C. 251. Alternatively, the parties may both agree to modify this Agreement to receive such approval, but neither shall be required to agree to any modification. Any agreement to modify shall not waive the right of either party to pursue any appeal of the ruling made by any reviewing regulatory commission.

     2.3 Preparation Prior to Regulatory Approval. At the written election of the Interconnector, SWBT shall begin preparing the Premises for the Interconnector prior to receiving the approval required by Section 2.1 hereof. The sole evidence of such election shall be the payment to SWBT of the initial payments specified in Sections 4.4. Payment to SWBT of the remaining charges under these Sections shall be due upon completion. Upon such an election, this Agreement shall become effective but only insofar as to be applicable to the Premises preparation. In the event that the Agreement does not become fully effective as contemplated by this Article, the Interconnector shall not be entitled to any refund or return of any such payments beyond any portion of the charges paid but not attributable to costs incurred by SWBT. To the extent that SWBT has incurred preparation costs not included within any payment made by the Interconnector, the Interconnector shall pay those costs within thirty (30) days of notice by SWBT.

                               ARTICLE III - TERM

     3.1 Commencement Date. This Agreement shall be month-to-month, beginning on the "Commencement Date." The "Commencement Date" shall be the first day after this Agreement becomes effective in accordance with Article II hereof.

     3.2 Occupancy. Unless there are unusual circumstances, SWBT will notify the Interconnector that the Premises is ready for occupancy within ____ days after receipt of the payments due under Sections 4.4. The Interconnector must place operational telecommunications equipment in the Premises and connect with SWBT's network within sixty (60) days after receipt of such notice; provided, however, that such 60-day period shall not begin until regulatory approval is obtained under
Article II. If the Interconnector fails to do so, this Agreement is terminated except that the Interconnector shall be liable in an amount equal to the unpaid balance of the charges due under and, further, shall continue to be bound by Articles II, IV, XI, XIV, XV, XVII, XVIII, XX, XXI, XXVI and XXVII hereof. For purposes of this Section, the Interconnector's telecommunications equipment is considered to be operational and interconnected when connected to SWBT's network for the purpose of providing service.

                         ARTICLE IV - PREMISES CHARGES

     4.1 Monthly Charges. Beginning on the Commencement Date, Interconnector shall pay to SWBT a charge of ______ Dollars ($___) per month for use of the Premises. The monthly charge may be increased upon thirty (30) days' notice by SWBT.

     4.2 Billing. Billing shall occur on or about the 25th day of each month, with payment due thirty (30) days from the bill date. SWBT may change its billing date practices upon thirty (30) days notice to the Interconnector.

     4.3 Preparation Charge. (a) The one-time charge for preparing the Premises for use by the Interconnector is estimated to be ___________ Dollars ($XXX.XX) ("Preparation Charge"), which consists of two components: (i) the charge to the Interconnector associated with modifying the Building to provide physical collocation ("Common Charge"), and (ii) the charge associated with preparing the Premises ("Premises Charge"). Of the Preparation Charge ___________ Dollars ($XXX.XX) is the estimate for subcontractor charges ("Subcontractor Charges").

     (b) SWBT will contract for and perform the construction and preparation activities underlying the

Preparation Charge, including the Common Charge, the Premises Charge, and the Subcontractor Charges, and any Custom Work charges, using same or consistent practices that are used by SWBT for other construction and preparation work performed in the Building. Subject to an appropriate nondisclosure agreement, SWBT will permit the Interconnector to inspect supporting documents for the Preparation Charge, including the Common Charge (if the Interconnector is the initial physical collocator as used in Section 4.5(b)) and the Premises Charge, and any Custom Work charge. Any dispute regarding such SWBT charges will be subject to the dispute resolution provisions hereof.

     4.4 Payment of Premises Charge. Prior to any obligation on SWBT to start any preparation of the Premises, the Interconnector shall pay SWBT fifty percent (50%) of the Premises Charge and eighty-five percent (85%) of any custom work charge required to create or vacate any entrance facility for the Interconnector ("Custom Work"), and shall be due no later than ten (10) business days after the Agreement has become effective in accordance with
Article II hereof. The remainder of the Premises Charge and any Custom Work charge are due upon completion and prior to occupancy by the Interconnector.

     4.5 Payment of Common Charge. (a) In addition and prior to any obligation on SWBT to start any preparation of the Building for physical collocation, the Interconnector shall pay SWBT fifty percent (50%) of the Common Charge. The other fifty percent (50%) of the Common Charge is due upon completion and prior to occupancy by the Interconnector.

     (b) The first entity to which SWBT provides physical collocation in the Building shall be responsible for all costs incurred by SWBT associated with the preparation of the Building to provide physical collocation in the initial space where physical collocation is to be located ("Initial Common Charge"). Thereafter the Initial Common Charge will be prorated and the prorated share refunded to the previous physical collocator(s) as additional entities use physical collocation in the Building within twelve (12) months of the first billing date of the initial monthly charge for the first physical collocator in the Building, using the following schedule:

                 Collocator     Initial Common Charge     Refund
                --------------  ---------------------  ---------
                1st                 100%                    NA
                2nd                  50%                    50%
                3rd              33 1/3%                16 2/3%
                4th                  25%                 8 1/3%
                5th and beyond        0%                     0%

To the extent that a physical collocator uses a space other than such initial space, SWBT shall refund to the Interconnector the portion of the Initial Common Charge applicable to such collocator based on the relative use of such initial space in a manner consistent with the above methodology and other terms of this Agreement.

     (c) No interest will be paid on refunds. Refunds shall be based on the Initial Common Charge actually paid by the first physical collocator.

     (d) Notwithstanding the above, SWBT shall have no obligation to remit any amount that would result in SWBT being unable to retain the full amount of the Initial Common Charge or to remit any amount based upon charges not actually collected.

     4.6 Payment of Preparation Charge. SWBT is not obligated to start any preparation of the Premises until the Interconnector pays SWBT fifty percent (50%) of the Preparation Charge and eighty-five percent (85%) of the charges for any Custom Work charge. Such charges shall be due no later than ten (10) business days after the Agreement has become effective in accordance with
Article II hereof. The remainder of the Preparation Charge and any Custom Work charge are due upon completion and prior to occupancy by the Interconnector.

     4.7 Occupancy Conditioned on Payment. SWBT shall not permit the Interconnector to have access to the Premises for any purpose other than inspection until SWBT is in receipt of complete payment of the Preparation Charge and any Custom Work charges.

     4.8 Subcontractor Charges. Within one hundred twenty (120) days of the completion date of the Premises, SWBT shall perform a true-up of all Subcontractor Charges using the actual amounts billed by subcontractors. Any amounts incurred above the Subcontractor Charges will be billed to the Interconnector or, alternatively, any amount below such Charges will be remitted to the Interconnector.

     4.9 Breach Prior to Commencement Date. In the event that the Interconnector materially breaches this Agreement by purporting to terminate this Agreement after SWBT has begun preparation of the Premises but before SWBT has been paid the entire amounts due under this Article, then in addition to any other remedies that SWBT might have, the Interconnector shall be liable in the amount equal to the non-recoverable costs less estimated net salvage. Non-recoverable costs include the non-recoverable cost of equipment and material ordered, provided or used; trued-up Subcontractor Charges, the non-recoverable cost of installation and removal, including the costs of equipment and material ordered, provided or used; labor; transportation and any other associated costs.

     4.10 Late Payment Charge. In the event that any charge is not paid when due, the unpaid amounts shall bear interest in accordance with the terms and conditions set forth in SWBT's intrastate tariff late payment provision(s) applicable to access services for the State in which the Premises is located, or the highest rate permitted by law, whichever is lower, from the due date until paid.

                      ARTICLE V - INTERCONNECTION CHARGES

     5.1 Charges for interconnection shall be as set forth in any interconnection agreement between SWBT and the interconnector and any applicable tariffs.

              ARTICLE VI - FIBER OPTIC CABLE AND DEMARCATION POINT

     6.1 Fiber Entrances. The Interconnector shall use a single mode dielectric fiber optic cable as a transmission medium to the Premises. The Interconnector shall be permitted no more than two (2) entrance routes into the Building, if available.

     6.2 Demarcation Point. SWBT shall designate the point(s) of termination within the Building as the point(s) of physical demarcation between the Interconnector's network and SWBT's network, with each being responsible for maintenance and other ownership obligations and responsibilities on its side of that demarcation point. SWBT anticipates that the demarcation point will be within the point-of-termination frame.

                         ARTICLE VII - USE OF PREMISES

     7.1 Nature of Use. The Premises are to be used by the Interconnector for purposes of locating equipment and facilities within SWBT's central offices connect with SWBT services only. Consistent with the nature of the Building and the environment of the Premises, the Interconnector shall not use the Premises for office, retail, or sales purposes. No signage or markings of any kind by the Interconnector shall be permitted on the Building or on the grounds surrounding the Building.

     7.2 Equipment List. A list of all of the Interconnector's equipment and facilities that will be placed within the Premises is set forth on Exhibit __, attached and incorporated herein, with the associated power requirements, floor loading, and heat release of each piece. The Interconnector warrants and represents that Exhibit __ is a complete and accurate list, and acknowledges that any incompleteness or inaccuracy would be a material breach of this Agreement. The Interconnector shall not place or leave any equipment or facilities within the Premises beyond those listed on Exhibit __ without the express written consent of SWBT.

     7.2.1 Subsequent Requests to Place Equipment. In the event that subsequent to the execution of this Agreement the Interconnector desires to place in the Premises any equipment or facilities not set forth on Exhibit __, the Interconnector shall furnish to SWBT a written list and description thereof substantially in the form of Attachment A, which is attached and incorporated. Thereafter, in its sole discretion, SWBT may provide such written consent or may condition any such consent on additional charges arising from the request, including any engineering design charges and any additional requirements such as power and environmental requirements for such listed and described equipment and/or facilities. Upon the execution by both parties of a final list and description, including any applicable charges, this Agreement shall be deemed to have been amended to include the terms and conditions of the final list and description.

     7.2.2 Limitations. The foregoing imposes no obligation upon SWBT to purchase additional plant or equipment, relinquish used or forecasted space or facilities, or to undertake the construction of new quarters or to construct additions to existing quarters in order to satisfy a subsequent request for additional space or the placement of additional equipment or facilities.

     7.3 Administrative Uses. The Interconnector may use the Premises for placement of equipment and facilities only. The Interconnector's employees, agents and contractors shall be permitted access to the Premises at all reasonable times, provided that the Interconnector's employees, agents and contractors comply with SWBT's policies and practices pertaining to fire, safety and security. The Interconnector agrees to comply promptly with all laws, ordinances and regulations affecting the use of the Premises. Upon the expiration of the Agreement, the Interconnector shall surrender the Premises to SWBT, in the same condition as when first occupied by the Interconnector, ordinary wear and tear excepted.

     7.4 Threat to Network or Facilities. Interconnector equipment or operating practices representing a significant demonstrable technical threat to SWBT's network or facilities, including the Building, are strictly prohibited.

     7.5 Interference or Impairment. Notwithstanding any other provision hereof, the characteristics and methods of operation of any equipment or facilities placed in the Premises shall not interfere with or impair service over any facilities of SWBT or the facilities of any other person or entity located in the Building; create hazards for or cause damage to those facilities, the Premises, or the Building; impair the privacy of any communications carried in, from, or through the Building; or create hazards or cause physical harm to any individual or the public. Any of the foregoing events would be a material breach of this Agreement.

     7.6 Interconnection to Other Collocated Interconnectors Within the
Building To the extent that SWBT is required by law to permit such interconnection, SWBT will provide the connection between physical collocation arrangements on a time and materials basis whenever the collocated interconnectors cannot for technical reasons provide the connection for themselves by passing the facility through the cage wall(s). SWBT will provide nothing more than the labor and physical structure(s) necessary for the collocator(s) to pull facilities provided by one collocator from its cage to the cage of another collocator. If the collocators are not located on the same floor and cannot physically pull the cable themselves through the SWBT provided structure(s), SWBT will perform the cable pull on an time and materials basis. At no time will the collocators be allowed access to any portion of the central office other than the collocation area. SWBT will not make the physical connection within the collocator's cage, SWBT will not accept any liability for the cable or the connections and SWBT will not maintain any records concerning these connections.

     7.7 Personality and its Removal. Subject to this Article, the Interconnector may place or install in or on the Premises such fixtures and equipment as it shall deem desirable for the conduct of business. Personal property, fixtures and equipment placed by the Interconnector in the Premises shall not become a part of the Premises, even if nailed, screwed or otherwise fastened to the Premises, but shall retain their status as personality and may be removed by Interconnector at any time. Any damage caused to the Premises by the removal of such property shall be promptly repaired by Interconnector at its expense.

     7.8 Alterations. In no case shall the Interconnector or any person purporting to be acting through or on behalf of the Interconnector make any rearrangement, modification, improvement, addition, repair, or other alteration to the Premises or the Building without the advance written permission and direction of SWBT. SWBT shall consider a modification, improvement, addition, repair, or other alteration requested by the Interconnector, provided that SWBT shall have the right to reject or modify any such request. The cost of any such construction shall be paid by Interconnector in accordance with SWBT's then-standard custom work order process.

                            ARTICLE VIII - STANDARDS

     8.1 Minimum Standards. This Agreement and the physical collocation provided hereunder is made available subject to and in accordance with the (i) Bellcore Network Equipment Building System (NEBS) Generic Requirements (GR-63-CORE and GR-1089-CORE), as may be amended at any time and from time to time, and any successor documents; (ii) SWBT's Technical Publication for Physical Collocation dated _____, 1996, as may be amended from time to time;
(iii) SWBT's Technical Publication 76300, Installation Guide, followed in installing network equipment and facilities within SWBT central offices, as may be amended from time to time; (iv) SWBT's Emergency Operating Procedures, as may be amended from time to time; and (v) any statutory and/or regulatory requirements in effect at the execution of this Agreement or that subsequently become effective and then when effective. The Interconnector shall strictly observe and abide by each.

     8.2 Revisions. Any revision to SWBT's Technical Publication for Physical Collocation, its Technical Publication 76300, or its Emergency Operating Procedures shall become effective and thereafter applicable under this Agreement thirty (30) days after such revision is released by SWBT; provided, however, that any revision made to address situations potentially harmful to SWBT's network or the Premises, or to comply with statutory and/or regulatory requirements shall become effective immediately.

     8.3 Compliance Certification. The Interconnector warrants and represents compliance with the Bellcore Network Equipment Building System (NEBS) Generic Requirements (GR-63-CORE and GR-1089-CORE) for each item set forth on Exhibit ___. The Interconnector also warrants and represents that any equipment or facilities that may be placed in the Premises pursuant to Section 7.2.1 or otherwise shall be so compliant. DISCLOSURE OF ANY NON-COMPLIANT ITEM ON

EXHIBIT __, PURSUANT TO SECTION 7.2.1, OR OTHERWISE SHALL NOT QUALIFY THIS ABSOLUTE CERTIFICATION IN ANY MANNER.

              ARTICLE IX - RESPONSIBILITIES OF THE INTERCONNECTOR

     9.1 Contact Number. The Interconnector is responsible for providing to SWBT personnel a contact number for Interconnector technical personnel who are readily accessible 24 hours a day, 7 days a week.

     9.2 Trouble Status Reports. The Interconnector is responsible for providing trouble report status when requested by SWBT.

     9.3 Optical Fiber Extension. The Interconnector is responsible for bringing its fiber optic cable to the wire center entrance manhole(s) designated by SWBT, and for leaving sufficient cable length in order for SWBT to fully extend the Interconnector-provided cable through the cable vault to the Premises.

     9.4 Regeneration. Regeneration of either DS1 or DS3 signal levels may be provided by the Interconnector, or SWBT under its then-standard custom work order process, including payment requirements prior to the installation of the regeneration equipment.

     9.5 Removal. The Interconnector is responsible for removing any equipment, property or other items that it brings into the Premises or any other part of the Building. If the Interconnector fails to remove any equipment, property, or other items from the Premises within thirty (30) days after discontinuance of use, SWBT may perform the removal and shall charge the Interconnector for any materials used in any such removal, and the time spent on such removal at the then-applicable hourly rate for custom work. Further, in addition to the other provisions herein, the Interconnector shall indemnify and hold SWBT harmless from any and all claims, expenses, fees, or other costs associated with any such removal by SWBT.

     9.6 Interconnector's Equipment and Facilities. The Interconnector is solely responsible for the design, engineering, testing, performance, and maintenance of the equipment and facilities used by the Interconnector in the Premises. The Interconnector will be responsible for servicing, supplying, repairing, installing and maintaining the following facilities within the
Premises:

     (a) its fiber optic cable(s);

     (b) its equipment;

     (c) required point of termination cross connects;

     (d) point of termination maintenance, including replacement of fuses and circuit breaker restoration, if and as required; and

     (e) the connection cable and associated equipment which may be required within the Premises to the point(s) of termination.

SWBT NEITHER ACCEPTS NOR ASSUMES ANY RESPONSIBILITY WHATSOEVER IN ANY OF THESE AREAS.

     9.7 Verbal Notifications Required. The Interconnector is responsible for immediate verbal notification to SWBT of significant outages or operations problems which could impact or degrade SWBT's network, switches, or services, and for providing an estimated clearing time for restoral. In addition, written notification must be provided within twenty-four (24) hours.

     9.8 Service Coordination. The Interconnector is responsible for coordinating with SWBT to ensure that services are installed in accordance with the service request.

     9.9 Testing. The Interconnector is responsible for testing, to identify and clear a trouble when the trouble has been isolated to an Interconnector-provided facility or piece of equipment. If SWBT testing is also required, it will be provided at charges specified in SWBT's F.C.C. No. 73, Section 13.

                           ARTICLE X- QUIET ENJOYMENT

     Subject to the other provisions hereof, SWBT covenants that it has full right and authority to permit the use of the Premises by the Interconnector and that, so long as the Interconnector performs all of its obligations herein, the Interconnector may peaceably and quietly enjoy the Premises during the term hereof.

                            ARTICLE XI - ASSIGNMENT

     The Interconnector shall not assign or otherwise transfer this Agreement, neither in whole nor in part, or permit the use of any part of the Premises by any other person or entity, without the prior written consent of SWBT. Any purported assignment or transfer made without such consent shall be voidable at the option of SWBT. The Interconnector shall not permit any third party to jointly occupy the Premises.

                          ARTICLE XII - CASUALTY LOSS

     12.1 Damage to Premises. If the Premises are damaged by fire or other casualty, and

      (i) The Premises are not rendered untenantable in whole or in part, SWBT shall repair the same at its expense (as hereafter limited) and the rent shall not be abated, or

      (ii) The Premises are rendered untenantable in whole or in part and such damage or destruction can be repaired within ninety (90) days, SWBT has the option to repair the Premises at its expense (as hereafter limited) and rent shall be proportionately abated while Interconnector was deprived of the use. If the Premises cannot be repaired within ninety (90) days, or SWBT opts not to rebuild, then this Agreement shall (upon notice to the Interconnector within thirty (30) days following such occurrence) terminate as of the date of such damage.

Any obligation on the part of SWBT to repair the Premises shall be limited to repairing, restoring and rebuilding the Premises as originally prepared for the Interconnector and shall not include any obligation to repair, restore, rebuild or replace any alterations or improvements made by the

Interconnector or by SWBT on request of the Interconnector; or any fixture or other equipment installed in the Premises by the Interconnector or by SWBT on request of the Interconnector.

     12.2. Damage to Building. In the event that the Building shall be so damaged by fire or other casualty that closing, demolition or substantial alteration or reconstruction thereof shall, in SWBT's opinion, be advisable, then, notwithstanding that the Premises may be unaffected thereby, SWBT, at its option, may terminate this Agreement by giving the Interconnector ten (10) days prior written notice within thirty (30) days following the date of such occurrence, if at all possible.

                            ARTICLE XIII - RE-ENTRY

     If the Interconnector shall default in performance of any agreement herein, and the default shall continue for thirty (30) days after receipt of written notice, or if the Interconnector is declared bankrupt or insolvent or makes an assignment for the benefit of creditors, SWBT may, immediately or at any time thereafter, without notice or demand, enter and repossess the Premises, expel the Interconnector and any claiming under the Interconnector, remove the Interconnector's property, forcibly if necessary, and thereupon this Agreement shall terminate, without prejudice to any other remedies SWBT might have.

     SWBT may also refuse additional applications for service and/or refuse to complete any pending orders for additional space or service by the Interconnector at any time thereafter.

                     ARTICLE XIV - LIMITATION OF LIABILITY

     14.1 Limitation. With respect to any claim or suit for damages arising in connection with the mistakes, omissions, interruptions, delays or errors, or defects in transmission occurring in the course of furnishing service hereunder, the liability of SWBT, if any, shall not exceed an amount equivalent to the proportionate monthly charge to the Interconnector for the period during which such mistake, omission, interruption, delay, error, or defect in transmission or service occurs and continues.

However, any such mistakes, omissions, interruptions, delays, errors, or defects in transmission or service which are caused or contributed to by the negligence or willful act of the Interconnector or which arise in connection with the use of the Interconnector-provided facilities or equipment shall not result in the imposition of any liability whatsoever upon SWBT.

     Neither party shall be responsible to the other for any indirect, special, consequential, lost profit, or punitive damages, whether in contract or tort.

     Each party shall be indemnified and held harmless by the other against claims and damages by any third party arising from provision of the other party's services or equipment except those claims and damages directly associated with the provision of services to the other party which are governed by the provisioning party's applicable tariffs.

     Neither party shall have any liability whatsoever to the customers of the other party for claims arising from the provision of the other party's service to its customers, including claims for interruption of service, quality of service or billing disputes.

     The liability of either party for its willful misconduct, if any, is not limited by this Agreement. With respect to any other claim or suit, by a customer or by any others, for damages associated with the installation, provision, preemption, termination, maintenance, repair or restoration of service, SWBT's liability, if any, shall not exceed an amount equal to the proportionate monthly charge for the affected period.

     SWBT shall not be liable for any act or omission of any other carrier or customer providing a portion of a service, nor shall SWBT for its own act or omission hold liable any other carrier or customer providing a portion of a service.

     When the Interconnector is provided service under this Agreement, SWBT shall be indemnified, defended and held harmless by the Interconnector against any claim, loss or damage arising from the customer's use of services offered under this Agreement, involving:

      (1) Claims for libel, slander, invasion of privacy, or infringement of copyright arising from the

          (j) Applicant and persons acting on Applicant's behalf are encouraged to report unsafe conditions on, within, or in the vicinity of SWBT's poles or conduit system to SWBT.

          (k) Applicant shall establish sufficient controls and safeguards to assure compliance with all provisions of this section.

     6.10 Specific Requirements Relating to Personnel, Equipment, Materials, and Construction Practices Within or in the Vicinity of SWBT's Conduit Systems. When Applicant, its contractors, and other persons acting on Applicant's behalf perform work for Applicant within or in the vicinity of SWBT's ducts, conduits, and rights-of-way where such ducts or conduits are located, they will be guided by the following:

          (a) Except as may be mutually agreed upon by the parties in writing, Applicant shall not "rod" or clear any duct or inner duct in SWBT's conduit system other than a duct or inner duct assigned to Applicant. Following the assignment of a specific duct or inner duct to Applicant, Applicant may request that SWBT rod or clear the duct or inner duct. If the duct or inner duct cannot be cleared, SWBT will assign the next available duct or inner duct to Applicant. Applicant's request for assignment of the next available duct shall be in writing, may be transmitted to SWBT via fax or other transmission media mutually agreed upon by the parties, and shall be processed within the same intervals applicable to the processing of similar requests by SWBT's own personnel.

          (b) Personnel performing work within SWBT's conduit system on either party's behalf shall not climb on, step on, or otherwise disturb the cables, air pipes, equipment, or other facilities located in any manhole or other part of SWBT's conduit system.

          (c) Personnel performing work within or in the vicinity of SWBT's conduit system (including any manhole) on either party's behalf shall, upon completing their work, make reasonable efforts to remove all tools, unused materials, wire clippings, cable sheathing and other materials brought by them to the work site.

          (d) All of Applicant's facilities shall be firmly secured and supported in accordance with Bellcore and industry standards and any applicable construction standards adopted by SWBT and applicable to SWBT's own facilities.

          (e) Applicant's facilities shall be plainly identified with Applicant's name in each manhole with a firmly affixed permanent tag that meets the identification standards set by SWBT for its own facilities.

          (f) Manhole pumping and purging required in order to allow Applicant's work operations to proceed shall be performed by Applicant or its contractor in accordance with the requirements of Sections 6.14 and 6.15 of this Agreement.

          (g) Planks or other types of platforms shall be supported only by cable racks.

          (h) Any leak detection liquid or device used by Applicant or personnel performing work on Applicant's behalf within or in the vicinity of SWBT's conduit system shall be of a type approved by SWBT and included on SWBT's then-current list of approved types of leak-detection liquids and devices; provided, however, that Applicant may use any type of leak detection liquid or device which meets Bellcore's published standards if SWBT has not provided Applicant SWBT's list of approved types of leak detection liquids or devices at least 60 days in advance of Applicant's work.

          (i) Applicant and its contractors shall be responsible for providing proper ventilation while work is being performed in SWBT's conduit system on Applicant's behalf. Except for protective screens, no temporary cover shall be placed over an open manhole unless it is at least four feet above the surface level of the manhole opening.

          (j) Smoking or the use of any open flame is prohibited in manholes, in any other portion of the conduit system, or within 10 feet of any open manhole entrance.

          (k) Artificial lighting, when required by Applicant, will be provided by Applicant. Only explosion-proof lighting fixtures shall be used.

          (l) Neither Applicant nor personnel performing work on Applicant's behalf shall allow any combustible gas, vapor, liquid, or material to accumulate in SWBT's conduit system (including any manhole) during work operations performed within or in the vicinity of SWBT's conduit system.

          (m) Applicant shall comply with the standards set by SWBT for its own personnel restricting the use of spark producing tools, equipment, and devices (including but not limited to such tools as electric drills and hammers, meggers, breakdown sets, induction sets, and the like) in manholes and other portions of SWBT's conduit system, provided that such standards have been communicated in writing to Applicant at least 60 days in advance of the construction, installation, or placement of Applicant's facilities within SWBT's conduit system.

          (n) Cable lubricants used in conduit systems shall be of a type or types approved by SWBT and included on SWBT's then-current list of approved types of cable lubricants; provided, however, that Applicant may use any type of cable lubricant which meets Bellcore's published standards if SWBT has not provided Applicant SWBT's list of approved types of cable lubricants at least 60 days in advance of Applicant's work.

     6.11 Opening of Manholes and Access to Conduit. The following requirements apply to the opening of SWBT's manholes and access to SWBT's conduit system.

          (a) Applicant will notify SWBT not less than 48 hours in advance before entering SWBT's conduit system to perform non-emergency work operations. Such operations shall be conducted during normal business hours except as otherwise agreed by the parties. The notice shall state the general nature of the work to be performed. As a courtesy, Applicant shall, when feasible, provide SWBT with 10 working days advance notice before entering SWBT's conduit system. SWBT shall, within 10 working days after the effective date of this Agreement, advise Applicant of the manner in which notices required by this section shall be given.

          (b) An authorized employee or representative of SWBT may be present as a construction inspector at any time when Applicant or personnel acting on Applicant's behalf enter or perform work within SWBT's conduit system. Such inspectors may inspect the performance and quality of the work and monitor the work for compliance with the terms, conditions, and specifications of this Agreement or, in the case of facilities modification, capacity expansion or make-ready work, the plans and specifications of the facilities modification, capacity expansion, or make-ready project. When SWBT inspectors are present, Applicant and its contractors shall have sole authority, responsibility, and control over the method or manner by which the work is to be performed. SWBT's inspectors may call violations to Applicant's attention but shall have no authority to direct or advise Applicant or personnel acting on Applicant's behalf concerning the method or manner by which the work is to be performed; provided, however, that nothing contained in this subsection shall relieve Applicant from complying with any requirements of this Agreement.

          (c) The parties contemplate that Applicant may need to perform operations in SWBT's conduit system other than during normal business hours and may on occasion require access to manholes on shorter notice than contemplated in subsection (a) above. Under these circumstances, Applicant shall notify SWBT as soon as is reasonably possible of its intent to enter and perform work in the conduit system and SWBT shall not, without due cause and justification, insist on literal compliance with scheduling requirements of subsection (a). SWBT will establish procedures enabling SWBT to receive notices from Applicant under this subsection 24 hours a day, seven days a week.

          (d) Each party must obtain any necessary authorization from appropriate authorities to open manholes for such party's own conduit work and operations therein.

          (e) Applicant shall reimburse SWBT for costs associated with the presence of construction inspectors only as specified in APPENDIX I and only as permitted by applicable laws, rules, regulations, and commission orders. SWBT shall not charge Applicant for more than one such construction inspector per site at any given time.

          (f) If the presence of SWBT personnel at the site is requested by Applicant or, in Applicant's opinion, is integral to successful completion of the work, Applicant shall pay the costs of having such personnel present.

     6.12 OSHA Compliance. The parties agree that:

          (a) facilities attached to SWBT's poles or placed in SWBT's ducts, conduits, and rights-of-way shall be constructed, placed, maintained, repaired, and removed in accordance with the Occupational Safety and Health Act (OSHA) and all rules and regulations promulgated thereunder;

          (b) all persons acting on such party's behalf shall, when working on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way, comply with OSHA and all rules and regulations thereunder; and

          (c) Applicant shall establish appropriate procedures and controls to assure compliance with all requirements of this section.

     6.13 Hazardous Substances. Applicant acknowledges that, from time to time, hazardous substances (as defined in Section 3.19 of this Agreement) may enter SWBT's conduit system and accumulate in manholes or other conduit facilities and that hazardous substances may be present at other sites where SWBT's poles, ducts, conduits, or rights-of-way are located.

          (a) Applicant may, at its expense, perform such inspections and tests at the site of any pole, duct, conduit, or right-of-way occupied by or assigned to Applicant as Applicant may deem necessary to determine the presence at such sites of hazardous substances. SWBT will assist Applicant, at Applicant's request and expense, in the performance of such inspections and tests.

          (b) SWBT makes no representations to Applicant or personnel performing work on Applicant's behalf that SWBT's poles, ducts, conduits, or rights-of-way will be free from hazardous substances at any particular time. Before entering a manhole or performing any work within or in the vicinity of SWBT's conduit system or any other site subject to access under this Agreement, Applicant or personnel acting on Applicant's behalf shall independently determine, to their satisfaction, whether such hazardous substances are present and conduct their work operations accordingly.

          (c) Each party shall promptly notify the other of hazardous substances known by such party to be present within or in the vicinity of poles, ducts, conduits, or rights-of-way occupied by or assigned to Applicant pursuant to this Agreement if, in the sole judgment of such party, such hazardous substances create a serious danger to (1) the health or safety of personnel working within or in the vicinity of the conduit or (2) the physical condition of the other party's facilities placed or to be placed within the conduit.

          (d) Nothing contained in this Agreement (including but not limited to the acknowledgments and representations set forth in this section) shall relieve either party from its responsibility to comply with all applicable environmental laws or its responsibility for any liability arising out of such party's failure to comply with such laws. Nothing contained in this Agreement shall be construed as relieving SWBT of liability for hazardous substances present at any site subject to this Agreement or as relieving either party of liability for introducing hazardous substances to the site or causing or contributing to the release of any such substances. Failure to comply with the requirements of this section may, however, be considered in determining issues relating to negligence, causation of injury, and comparative responsibility for injuries to persons, property, and the environment.

     6.14 Compliance with Environmental Laws and Regulations. Applicant and SWBT agree to comply with the following provisions relating to compliance with environmental laws and regulations.

          (a) Facilities attached to SWBT's poles or placed in SWBT's ducts, conduits, and rights-of-way following the effective date of this Agreement shall be constructed, placed, maintained, repaired, and removed in accordance with all applicable federal, state, and local environmental statutes, ordinances, rules, regulations, and other laws.

          (b) All persons acting on Applicant's or SWBT's behalf, including but not limited to the parties' employees, agents, contractors, and subcontractors, shall, when working on, within or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way, comply with all applicable federal, state, and local environmental laws, including but not limited to all environmental statutes, ordinances, rules, and regulations. Applicant and personnel acting on Applicant's behalf are expected to be familiar with their obligations under environmental laws such as the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Toxic Substance Control Act (15 U.S.C. ss. 2601-2629), the Clean Water Act (33 U.S.C. ss. 1251 et seq.), and the Safe Drinking Water Act (42 U.S.C. ss. 300f-300j).

          (c) The parties shall each establish appropriate procedures and controls to assure compliance with all requirements of this section.

          (d) From and after the effective date of this Agreement, neither party nor personnel acting on either party's behalf shall discharge or release hazardous substances onto or from the site of any SWBT pole, duct, conduit, or right-of-way. Neither Applicant nor SWBT nor personnel acting on either party's behalf shall discharge water or any other substance from any SWBT manhole or other conduit facility onto public or private property, including but not limited to any storm water drainage system, without first determining that such discharge would not violate any environmental law, create any environmental risk or hazard, or damage the property of any person. Applicant will be expected to test such water or substance for hazardous substances in accordance with then-applicable SWBT standards and practices.

          (e) Applicant and SWBT and all personnel performing work on Applicant's or SWBT's behalf shall, when working on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way, comply with such additional standards, practices, and requirements as SWBT may from time to time adopt to comply with environmental laws, provided that such standards are communicated in writing to Applicant at least 60 days in advance of Applicant's work.

     6.15 Compliance with Other Governmental Requirements (Including Aeronautical Navigation Safeguards). Facilities attached to SWBT's poles or placed in

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SWBT's ducts, conduits, and rights-of-way shall be constructed, placed, maintained, repaired, and removed in accordance with the ordinances, rules, and regulations of any governing body having jurisdiction of the subject matter (including but not limited to any valid ordinances, rules, and regulations requiring permits, certificates, licenses or the like). Applicant and SWBT shall comply with all statutes, ordinances, rules, regulations, and other laws requiring the marking and lighting of aerial wires, cables, and other structures to ensure that such wires, cables, and structures are not a hazard to aeronautical navigation.

     6.16 Differences in Specifications. To the extent that there may be differences in the specifications, the most stringent specification will apply except as otherwise specifically provided by SWBT in writing. Applicant will consult with SWBT when Applicant is uncertain as to which specification is to be followed.

     6.17 Responsibility for the Condition of Facilities. Each party will be responsible at all times for the condition of its facilities (including but not limited to those extending from SWBT's poles, ducts, conduits, or rights-of-way directly to any other location) and for its compliance with the requirements and specifications of this article and all applicable laws, rules, regulations, and ordinances.

           ARTICLE 7:  PRIMARY POINTS OF CONTACT, ACCESS TO RECORDS,
                          AND PRE-OCCUPANCY INSPECTIONS

     7.01 Designation of Primary Points of Contact. Each party will, at the request of the other party, designate a primary point of contact to facilitate communications between the parties and the timely processing of Applicant's applications for access to SWBT's poles, ducts, conduits, and rights-of-way located within this State. Designations of primary points of contact will be made by written notices including the name, title, address, phone number, and fax number of the person designated as the primary point of contact; provided, however, that unless and until a different designation is made, SWBT's primary point of contact shall be the Utility Liaison Supervisor identified in APPENDIX
VIII. Designation of primary points of contact pursuant to this section will not affect notice requirements or other legal requirements set forth in other provisions of this Agreement.

     7.02 Determinations by Applicant of Suitability and Availability. Applicant shall make its own, independent assessment of the suitability of SWBT's poles, ducts, conduits, and rights-of-way for Applicant's intended purposes.

     7.03 Access to Records Relating to SWBT's Poles, Ducts, Conduits, and Rights-of-Way. This section establishes procedures through which certain records and information relating to SWBT's poles, ducts, conduits, and rights-of-way will be made available to Applicant for planning and other purposes. Access to such records and information will be conditioned on Applicant's execution of a nondisclosure agreement equivalent in substance to the Nondisclosure Agreement attached to this Agreement as

APPENDIX V or such other nondisclosure agreement as shall be mutually acceptable to the parties, and no person acting on Applicant's behalf will be granted access to such records and information without first signing such a nondisclosure agreement. Applicant will reimburse SWBT for all reasonable costs incurred by SWBT in granting Applicant's requests for access to records and information under this section.

          (a) Applicant may, at any time after the effective date of this Agreement, request permission to inspect SWBT's pole and conduit maps and records, cable plat maps, and other plant location records, if any, recording or logging assignments of pole, duct, and conduit space. Applicant will be permitted to examine these records during regular business hours at a location where copies of such records are maintained or at such other location as may be mutually agreed upon by the parties. Access to such maps and records will be by appointment only, and SWBT will make such maps and records available for inspection by Applicant on two business days advance notice; provided, however, that Applicant will, as a courtesy, when feasible, provide SWBT with 10 business days advance notice of its intent to examine such records.

          (b) The access described in subsection (a) shall include the right to make copies, at Applicant's expense, except for cable plat maps, which shall be made available for inspection only. In all instances, such access shall include the ability to take notes and make drawings with references to those maps and records. No references to cable counts or circuit information may be included in any such copies, notes, or drawings. With respect to other cable-specific or customer-specific information, Applicant's copies, notes, or drawings may include only such information as needed for bona fide engineering and construction purposes (e.g., proposing cable consolidations and identifying plant discrepancies) and not for sales, marketing, competitive intelligence, competitive analysis, strategic planning, and similar activities. Applicant's copies, notes, and drawings may include estimates regarding the physical characteristics (such as size and weight) of cables when necessary to make engineering determinations regarding the capacity, safety, reliability, or suitability of SWBT's poles, ducts, conduits, and rights-of-way for Applicant's intended uses.

          (c) SWBT will provide Applicant the best information available from SWBT's current pole and conduit maps and records, cable plat maps, and other outside plant and construction records. SWBT represents that such records reflect approximate geographical locations of the facilities depicted and may not accurately reflect information such as:

               (1) the exact location of the facilities depicted;

               (2) the physical size, characteristics, or condition of the facilities depicted;

               (3) the ducts or inner ducts presently occupied, assigned, or available within any particular conduit segment or manhole;

               (4) the arrangement of facilities attached to a pole, the
                   position of facilities suspended between poles or their relationship to each other and to the ground, or the positioning of cables and other facilities housed within ducts, conduits, manholes or other portions of SWBT's conduit system; and

               (5) other information which must be assessed before it can be determined that space is available on or in a pole, duct, or conduit for the attachment or occupancy of Applicant's facilities or that the poles, ducts, or conduits depicted are suitable for Applicant's intended use.

     7.04 Pre-occupancy Inspection of Poles, Ducts, Conduits, and Rights-of-Way. Applicant shall be permitted to view and inspect specified poles, ducts, conduits, and rights-of-way on a pre-occupancy basis as provided in this section.

          (a) After the effective date of this Agreement, Applicant may view specified poles, ducts, conduits, and rights-of-way on a pre-occupancy basis. Nothing contained in this section shall preclude Applicant from visually inspecting SWBT's poles, ducts, conduits, or rights-of-way from any vantage point lawfully accessible to Applicant without SWBT's permission.

          (b) Applicant shall not enter any SWBT manhole for the purpose of performing a pre-occupancy inspection without complying with all applicable requirements set forth in Article 6 of this Agreement, including but not limited to the provisions of Section 6.11 relating to the opening of manholes.

             ARTICLE 8:  POLE, DUCT, AND CONDUIT SPACE ASSIGNMENTS

     8.01 Selection of Space. Applicant will select the space Applicant will occupy on SWBT's poles or in SWBT's conduit systems. Applicant's selections will be based on the same criteria SWBT applies to itself. To enable Applicant to make such selections in accordance with SWBT's criteria, SWBT will provide Applicant information about the network guidelines and engineering protocols used by SWBT in determining the placement of facilities on SWBT's poles and in SWBT's conduit systems. In conduit systems owned or controlled by SWBT, maintenance ducts (as defined in Section 3.25) shall not be considered available for Applicant's use except as specifically provided elsewhere in this Agreement. All other ducts, inner ducts, sub-ducts, and partitioned conduits which are not assigned or occupied shall be deemed available for use by SWBT, Applicant, and third parties entitled to access under the Pole Attachment Act.

     8.02 Pole, Duct, and Conduit Space Assignments. Pole, duct, and conduit space selected by Applicant will be assigned to Applicant as provided in this section. Information received by SWBT in connection with this section shall be subject to the provisions of Article 28 of this Agreement (Confidentiality of Information).

          (a) After Applicant's application for a pole attachment or conduit occupancy license has been received by SWBT, the pole, duct, and conduit space selected by Applicant in such application will be assigned to Applicant for a pre-occupancy period not to exceed 12 months. The assignment (and date and time of assignment) will be logged and recorded in the appropriate SWBT records. If such space has been provisionally assigned to Applicant as authorized below in subsection (b), the 12-month pre-occupancy assignment period will begin on the date the provisional assignment is recorded in SWBT's records or the date of SWBT's receipt of Applicant's notice of intent to occupy under subsection (b), whichever date first occurs.

          (b) SWBT shall, within 60 days after the effective date of this Agreement, adopt interim procedures which will enable pole, duct, and conduit space to be provisionally assigned to Applicant and other applicants prior to the submission of formal applications required pursuant to Section 9.02 of this Agreement. Where indicated below, the interim procedures will apply to the assignment of space to SWBT as well as to Applicant and other applicants. SWBT may, on 60 days advance notice to Applicant, revise such interim procedures if such procedures prove to be unworkable, in which event Applicant may challenge SWBT's decision in accordance with procedures available to Applicant under applicable federal and state laws and regulations. The procedures will enable Applicant and other applicants, by written notice, to advise SWBT of their intent to occupy unassigned space which appears, from SWBT's records, to be available for assignment. Upon receipt of such notice, SWBT shall date-and-time stamp the notice and provisionally assign the space selected by Applicant or such other applicant by logging and recording the assignment (and date and time of assignment) in the appropriate SWBT records, which records will be available for inspection as provided in Section 7.03 of this Agreement. Space provisionally assigned to Applicant or such other applicant will not be available for assignment to any other person or entity, including SWBT. Notwithstanding such provisional assignment, Applicant shall not occupy such space without first obtaining a license, except as provided in Section 8.03. The following additional requirements shall apply.

               (1) Before giving SWBT notice of its intent to occupy unassigned space, Applicant shall make a good faith determination that it actually plans to occupy such space. The assignment process shall not be used by either party for the purpose of holding or reserving space which such party does not plan to use or for the purpose of precluding SWBT or any other person or entity from utilizing or having access to SWBT's poles, ducts, conduits, or rights-of-way.

               (2) With respect to unassigned conduit occupancy space, the notice must include all information required to enable SWBT and joint users, including other persons or entities which may from time to time seek space in the same ducts and conduits, to determine the specific space which Applicant desires to occupy. The notice must, therefore, include, at a minimum, the following information:

                   (i) the specific conduit sections, and each manhole, to be occupied;

                   (ii) the number of ducts, and number of inner ducts, to be occupied by Applicant within each conduit section;

                   (iii) the physical size (diameter) of the cables to be placed in such duct, if known, or the maximum and minimum sizes of the cables which may be placed if more than one size cable is being considered for the space to be occupied;

                   (iv) the anticipated use by Applicant of any infrequent construction techniques and connectivity solutions authorized under Section 6.03 to avoid high or unusual expenditures;

                   (v) Applicant's best estimates of the dates when Applicant plans to begin and complete construction at the sites specified in the notice;

                   (vi) if applicable, a conspicuous statement that Applicant intends to occupy the space before the issuance of a license, as provided in Section 8.03 of this Agreement; and

                   (vii) if applicable, a conspicuous statement, as required by
                         Section 5.06 of this Agreement, that the notice pertains to a building entrance or building distribution duct or conduit or other space within a building.

               (3) With respect to unassigned pole space, such notice must include all information required to enable SWBT and other joint users, including other persons or entities seeking space on the same poles, to determine the specific space which Applicant desires to occupy. The notice must, therefore, include, at a minimum, the following information:

                   (i)   the specific poles to be occupied;

                   (ii) the specific space on each pole to be occupied, including the height (distance from the ground) of the attachment and the side (road or field) where the attachment is to be made;

                   (iii) the anticipated number and types of cables to be
                         attached, together with the anticipated physical size (diameter) and weight (weight per foot) of such cables, and the anticipated number and types of strands, if any, to be used to support the cables, such information to be sufficient to give notice to SWBT and other joint users of the remaining space on the pole available and what facilities modification, capacity expansion, or make-ready work may be required of subsequent applicants as a result of the provisional assignment of space to Applicant;

                   (iv) the anticipated use by Applicant of any infrequent construction techniques and connectivity solutions authorized under Section 6.03 to avoid high or unusual expenditures;

                   (v) Applicant's best estimates of the dates when Applicant plans to begin and complete construction at the sites specified in the notice; and

                   (vi) if applicable, a conspicuous statement that Applicant intends to occupy the space before the issuance of a license, as provided in Section 8.03 of this Agreement.

               (4) No later than 30 days after giving such notice, Applicant shall file an application under Section 9.02 or the provisional assignment will lapse.

               (5) As stated in Section 7.03(c), SWBT does not represent that its records accurately reflect the information necessary to enable Applicant to rely upon a records-based assignment process. SWBT shall have no duty to verify that space provisionally assigned pursuant to this subsection is actually available.

               (c) Assignments made prior to the issuance of a license will be provisional assignments and will be subject to modification if it is subsequently determined that the space selected by or assigned to Applicant is already occupied or that a different assignment is required to comply with SWBT's standards for assigning pole, duct, and conduit occupancy space.

               (d) Applicant's obligation to pay semiannual pole attachment or conduit occupancy fees will commence from the date of assignment or provisional assignment, as logged and recorded in the appropriate SWBT records.

               (e) During the 12-month assignment period following the date space is assigned to Applicant and entered into the appropriate SWBT record, SWBT shall not occupy or use such space without Applicant's permission, shall not assign such space to any party other than Applicant, and shall not knowingly permit any party other than Applicant to occupy or use such space without Applicant's permission except as otherwise specifically provided in this Agreement. The assignment to Applicant will automatically lapse 12 months after the date the assignment has been entered into the appropriate SWBT record if Applicant has not occupied such assigned space within such 12-month period; provided, however, that if Applicant's failure to occupy the space within such 12-month period results from SWBT's failure to perform make-ready work on schedule, the parties shall negotiate a single extension of the assignment period, which extension shall not extend the assignment period beyond three months from the date of completion of SWBT's make-ready work; and, provided further, that if Applicant can demonstrate that its failure to occupy the space within such 12-month period results from the actions of SWBT or third parties other than persons acting on Applicant's behalf, or from acts of God, the assignment may be extended for a period no longer than three months from the date Applicant is first able to commence construction activities at the site involved. Assignments to third parties shall be subject to the same rules applicable to Applicant under this subsection. Extensions permitted under this subsection must be requested in writing before expiration of the original 12-month period and shall be recorded on the appropriate SWBT records available for inspection under Section 7.03.

               (f) SWBT may assign space to itself by making appropriate entries in the same records used to log assignments to Applicant and third parties. If SWBT assigns pole, duct, or conduit space to itself, such assignment will automatically lapse 12 months after the date the assignment has been entered into the appropriate SWBT record if SWBT has not occupied such assigned space within such 12-month period; provided, however, that if SWBT's failure to occupy the space within such 12-month period results from the actions of Applicant or third parties other than persons acting on SWBT's behalf, or from acts of God, SWBT's assignment may be extended for a period no longer than three months from the date SWBT is able to commence construction at the site involved. Extensions permitted under this subsection must be recorded before expiration of the original 12-month period on the appropriate SWBT records available for inspection under Section 7.03.

               (g) If facilities modifications, capacity expansions, or other make-ready work are required due to the assignment of space to either party under this section, the party to whom such space has been assigned will reimburse the person or entity incurring the costs for such facilities modifications, capacity expansions, or make-ready work if the party to whom such space has been assigned fails to occupy the assigned space within the 12-month assignment period or any extension thereof.

               (h) Except as provided in subsections (e)-(f) above, assignments shall not be extended, renewed, or sequentially repeated in any manner (other than by actual occupancy) that enables Applicant, SWBT, or any joint user to preclude access by others to unused pole attachment or conduit occupancy space for any period greater than 12 months after the date of initial assignment.

               (i) At Applicant's election, Applicant may file an application for access which specifically requests that the space sought by Applicant not be assigned to Applicant immediately and not be recorded immediately in the SWBT records available for inspection by other telecommunications carriers, cable television systems, or other providers of telecommunications services under Section 7.03 of this Agreement. In that event, the space sought by Applicant will not be assigned to Applicant and will remain available for assignment to others without restriction until such time as such space is formally assigned to Applicant in accordance with Applicant's written instructions and the assignment is recorded in the records available for inspection under Section 7.03. The assignment shall be made no later than the date of issuance to Applicant of a license confirming that Applicant has the right to occupy the space described in the license. In the event that Applicant elects to proceed under this subsection, Applicant's obligation to pay pole attachment and conduit occupancy fees shall not commence until the date the assignment is recorded in the appropriate SWBT records and Applicant shall bear the risks that (1) the space sought by Applicant will be assigned to and occupied by another person or entity or (2) circumstances will occur which may require that SWBT reevaluate

                   Applicant's application and repeat the field inspection portion of the pre-license survey at Applicant's expense.

               (j) Notices and applications including assignment requests will be date- and time-stamped on receipt. Because space will be selected and further assignments made based on entries logged and recorded in the appropriate SWBT records, the date and time of assignment will be the date and time when the assignment is recorded rather than the date and time of receipt of the application or notice requesting such assignment. Although SWBT's clerical personnel will promptly process assignment requests included in applications and notices transmitted to SWBT by mail, courier, fax, or other transmission media, SWBT shall not be liable for any failure by Applicant to obtain the space desired by Applicant due to delay in logging assignment requests. Applicant acknowledges that, to maximize the probability that Applicant will be assigned the space Applicant desires, Applicant should, when possible, submit applications and notices including assignment requests in person to SWBT at the site where the applicable records are maintained and should countersign the entry reflecting the assignment and time of assignment.

     8.03 Immediate Occupancy. SWBT shall, within 60 days after the effective date of this Agreement, adopt interim procedures which will provide Applicant the ability to attach or place facilities on or in SWBT's poles, ducts, conduits, and rights-of-way on an immediate basis when such space is available for Applicant's use and no make-ready work or infrequent construction techniques or connectivity solutions are required. SWBT may, on 60 days advance notice to Applicant, revise or terminate such interim procedures if they prove to be unworkable, in which event Applicant may seek renegotiation of this Agreement or challenge SWBT's decision in accordance with procedures available to Applicant under applicable federal and state laws, regulations, and commission orders. The special procedures established under this section shall supplement, rather than replace, the regular assignment and licensing procedures set forth in Articles 8-10 of this Agreement, are intended to be used only under special circumstances (e.g., when the regular procedures allow insufficient time to meet customer service commitments or resolve non-routine construction or network contingencies), shall not be used on a routine basis, and shall be consistent with subsections (a)-(f) below.

               (a) Upon giving SWBT the notice required by this subsection,
                   Applicant may immediately occupy space assigned or provisionally assigned to Applicant pursuant to Section 8.02 of this Agreement. The notice shall be contained in either a notice of intent to occupy as provided in Section 8.02(b) or a license application under Section 9.02. Applicant shall not give such notice or occupy such space without first reviewing SWBT's records and determining that the records reflect that the space sought is available.

               (b) Applicant shall not occupy space which has not been assigned or provisionally assigned to Applicant. The assignment must be recorded on the appropriate SWBT records, as provided in
                   Section 8.02, prior to Applicant's occupancy. If Applicant subsequently determines that the records are inaccurate and that the space assigned to Applicant is not available, or that the space assigned is not suitable for Applicant's intended use, Applicant shall, within one business day, notify SWBT in writing that it no longer intends to occupy the space earlier assigned and is releasing the assignment. Except as otherwise provided in this subsection, Applicant shall not occupy other space on the pole or in the duct or conduit without first obtaining an assignment or provisional assignment of the space which Applicant will occupy. To avoid high or unusual expenditures resulting from unanticipated conditions at the site, Applicant may occupy space not assigned to Applicant subject to the following terms and conditions.

                   (1) Applicant may occupy the next available space shown on SWBT's records as available at the time of Applicant's last review of the records. Applicant shall not knowingly occupy space occupied by or assigned to SWBT or any third party without consent of the party to whom the space has been assigned.

                   (2) Within one business day after occupying such space, Applicant shall submit to SWBT a written notice of intent to occupy or an application for the space occupied showing the reason for Applicant's use of the space occupied.

                   (3) Applicant shall bear the risk that space occupied by Applicant pursuant to this section was assigned to SWBT or a third party during the period between Applicant's last review of the records and Applicant's occupancy of such space. After occupying space not previously assigned to Applicant, Applicant shall review the records and promptly notify the affected party if Applicant determines that it has occupied space assigned to such party. At the request of the party to whom such space has been assigned, Applicant shall, within 24 hours, or within such other period of time mutually agreed to by the parties affected, remove its facilities from the space in question if the parties affected cannot reach an acceptable alternative solution. SWBT and Applicant anticipate that all parties affected will act in good faith to work out acceptable solutions and that the parties affected will not insist on strict adherence to the 24-hour removal requirement unless there is a legitimate business need for compelling removal within such time period.

                   (4) SWBT shall be entitled to recover from Applicant actual costs, if any, directly incurred by SWBT as a result of Applicant's decision under this subsection to occupy space subject to a valid prior assignment to SWBT. Applicant shall indemnify, on request defend, and save SWBT harmless from any injury, loss, damage, liability, or claim asserted against SWBT by any third party resulting from Applicant's decision under this subsection to occupy space assigned to such third party.

               (c) Nothing in this section authorizes Applicant to place its facilities on or in any pole, duct, or conduit space already occupied by the facilities of SWBT or a third party, even if the presence of such facilities is not reflected on SWBT's records.

               (d) Nothing in this section authorizes Applicant, without first obtaining SWBT's written authorization, to (1) place its facilities on any pole or in any duct or conduit that requires make-ready work (other than third-party make-ready work arranged directly by Applicant) or (2) utilize any infrequent construction technique or connectivity solution described in Section 6.03.

               (e) If Applicant has not done so already, within 24 hours after occupying space pursuant to this section, Applicant will submit to SWBT an application for the space occupied as provided in Section 9.02 of this Agreement. The application may be submitted by fax.

               (f) Applicant will bear all risks resulting from the possibility that assigned space which appears from the records to be available is not available or in suitable condition to be used by Applicant and shall indemnify, on request defend, and hold SWBT harmless from any injury, loss, damage, claim, or liability (including but not limited to third-party claims) resulting from Applicant's occupancy of space in violation of this section.

                ARTICLE 9:  APPLICATIONS AND PRE-LICENSE SURVEYS

     9.01 Licenses Required. Except as otherwise specifically permitted in this Agreement, Applicant shall apply in writing for and receive a license before attaching facilities to specified SWBT poles or placing facilities within specified SWBT ducts, conduits, manholes, or handholes. License applications and information received by SWBT in connection with such applications shall be subject to the provisions of Article 28 of this Agreement (Confidentiality of Information).

     9.02 Application Form. To apply for a pole attachment or conduit occupancy license under this Agreement, Applicant shall submit to SWBT two signed copies of the appropriate application forms. SWBT represents that the forms specified in subsections (a)-(b) are forms in use prior to the effective date of this Agreement and that SWBT is in the process of revising such forms to conform to the provisions of this Agreement and to streamline the application process. The parties therefore agree that the forms specified in subsections (a) and (b) will be interim forms only. SWBT reserves the right to change the format and content of these forms upon 60 days written notice to Applicant.

                   (a) To apply for a pole attachment license, Applicant shall submit to SWBT two signed copies of SWBT's Form SW-9434 ("Access Application and Make-Ready Authorization") together with completed Form SW-9433 ("Pole Attachments"). An application for a pole attachment license will not be complete or subject to processing by SWBT until these forms have been submitted to SWBT; provided, however, that such forms will be deemed to be substantially complete if they contain the information specified in subsections (c)-(h) below, as applicable. Copies of Forms SW-9433 and SW-9434 are attached to this Agreement as parts of APPENDIX III.

                   (b) To apply for a conduit occupancy license, Applicant shall submit to SWBT two signed copies of SWBT's Form SW-9434 ("Access Application and Make-Ready Authorization") together with completed Form SW-9435 ("Conduit Occupancy"). An application for a conduit occupancy license will not be complete or subject to processing by SWBT until these forms have been submitted to SWBT; provided, however, that such forms will be deemed to be substantially complete if they contain the information specified in subsections
                         (c)-(h) below, as applicable. Copies of Forms SW-9434 and SW-9435 are attached to this Agreement as parts of APPENDIX III.

                   (c) Each application for a license under this Agreement shall include, at a minimum, the following information:

                         (1) the poles, ducts, and conduits (including all manholes) along Applicant's proposed route to or within which Applicant desires to attach or place its facilities;

                         (2) a description of the facilities to be attached to SWBT's poles and a description of the facilities to be placed within each component of SWBT's conduit system (including but not limited to ducts, conduits, manholes, and handholes) along the proposed route;

                         (3)  for poles, the proposed points of attachment;

                         (4) for building entrance or building distribution ducts or conduits or other space within a building, a conspicuous statement, as required


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                              by Section 5.06 of this Agreement, that the
                              application pertains to a building entrance or building distribution duct or conduit or other space within a building;

                         (5) if applicable, a conspicuous notation that the space requested is not to be assigned (or billed) to Applicant until SWBT has received Applicant's written instruction to make such assignment or issued a license authorizing Applicant to occupy the space requested; and

                         (6) if applicable, a conspicuous statement that Applicant intends to occupy the space before the issuance of a license, as provided in Section 8.03 of this Agreement.

                    (d) Facilities descriptions which apply to multiple pole attachments or conduit occupancies need only be described once on any form. Facilities descriptions shall include, at a minimum, the following information:

                         (1) the number and types of cables, including the physical size (diameter) and weight (weight per foot);

                         (2) the number and types of strands, if any, which will be used to support the cables, including the rated holding capacity expressed in thousand pound increments (e.g., 2.2M) of such strands; and

                         (3) sufficient information to identify and describe the physical characteristics (size, dimensions, and weight) of apparatus enclosures and other facilities to be attached to SWBT's poles or placed in SWBT's conduit system.

                    (e) When it appears to Applicant that facilities modification, capacity expansion, or make-ready work may be required to accommodate Applicant's access requests, Applicant shall describe the facilities modification, capacity expansion, or make-ready work which Applicant proposes. Applicant shall also describe its plans, if any, to use any infrequent construction technique or connectivity solution authorized under
                         Section 6.03 to avoid high or unusual expenditures and state its reasons for the use of such technique or solution.

                    (f) Applicant acknowledges that the poles along a particular pole line or route may include poles owned by firms (such as electric utilities) other than SWBT, that it may be necessary for SWBT to rearrange its facilities or perform other make-ready work on poles other than poles it owns or controls in order to accommodate Applicant's request for access to SWBT's poles and that, at the time an application is submitted, it may be difficult for Applicant to determine with certainty whether a particular pole is owned or controlled by SWBT or by another entity. Accordingly, the application shall, to the extent feasible, identify all poles utilized by SWBT (without regard to ownership) along Applicant's proposed route.

                    (g) Each application for a license under this Agreement shall be accompanied by a construction schedule showing Applicant's projected dates for beginning and completing construction at the sites specified in the application. Information on this schedule may be used by SWBT's engineering and outside plant construction personnel in scheduling work required to process Applicant's applications and scheduling such capacity expansions, make-ready work, and facilities modifications, if any, as may be necessary to accommodate Applicant's facilities.

                    (h) Applicant may include multiple cables in a single license application and may provide multiple services (e.g., CATV and non-CATV services) under the same cable sheath or jacket. When both CATV and non-CATV services are provided under the same cable sheath or jacket, or CATV and non-CATV services are provided using different cables attached or lashed to the same strand or otherwise occupying the same space on a pole or the same duct or inner duct within a conduit, Applicant will so advise SWBT and SWBT shall, if permitted by law, adjust its charges to enable SWBT to charge Applicant the rate applicable to telecommunications carriers rather than the rate applicable to cable television systems solely to provide cable service.

     9.03 Cooperation in the Application Process. The orderly processing of applications submitted by Applicant and other firms seeking access to SWBT's poles, ducts, conduits, and rights-of-way requires good faith cooperation and coordination between SWBT's personnel and personnel acting on behalf of Applicant and other firms seeking access. The parties therefore agree to the following transitional procedures which will remain in effect during the term of this Agreement unless earlier modified by mutual agreement of the parties.

                    (a) Before submitting a formal written application for access to SWBT's poles, ducts, conduits, and rights-of-way, the firm submitting the application shall make a good faith determination that it actually plans to attach facilities to or place facilities within the poles, ducts, conduits, or rights-of-way specified in the application. Applications shall not be submitted for the purpose of holding or reserving space which the applicant does not plan to use or for the purpose of precluding SWBT or any other provider of telecommunications or cable television services from using such poles, ducts, conduits, or rights-of-way.

                    (b) Applicant shall only submit applications for access to poles, ducts, conduits, and rights-of-way which it plans to use within one year following the date access is granted and shall use its best efforts to submit applications in an orderly manner in accordance with Applicant's needs. If Applicant contemplates the need to submit more than 10 applications within any 45-day period with respect to poles, ducts, conduits, and rights-of-way within the territory of any single SWBT construction district, Applicant shall give SWBT advance notice as promptly as is reasonably practicable.

                    (c) No more than 300 poles shall be the subject of any single pole attachment license application.

                    (d) No more than 20 manholes shall be the subject of any single conduit occupancy license application.

     9.04 Applicant's Priorities. When Applicant has multiple applications on file within a single SWBT construction district, Applicant shall, at SWBT's request, designate its desired priority of completion of pre-license surveys, facilities modifications, capacity expansions, and make-ready work with respect to all such applications.

     9.05 Pre-license Survey. A pre-license survey (including a review of records and field inspection, if necessary) will be completed by SWBT after Applicant has submitted its written license application as specified in Section
9.02 of this Agreement. SWBT shall not, without due cause and justification, repeat pre-occupancy survey work performed by Applicant.

                    (a) The field inspection portion of the pre-license survey, which includes the visual inspection of existing pole and conduit facilities, shall be performed by SWBT or its authorized representative. Primary purposes of the field inspection will be to enable SWBT to (1) confirm or determine the facilities modification, capacity expansion, and make-ready work, if any, necessary to accommodate Applicant's facilities; (2) plan and engineer the facilities modification, capacity expansion, and make-ready work, if any, required to prepare SWBT's poles, ducts, conduits, rights-of-way, and associated facilities for Applicant's proposed attachments or occupancy; and (3) estimate the costs associated with such facilities modification, capacity expansion, or make-ready work. SWBT may dispense with the field inspection if it appears that the information necessary to process Applicant's license application is already available from existing sources, including the application forms and such other information as may be available to SWBT. If Applicant has occupied the space requested before the issuance of a license, a post-installation inspection of Applicant's facilities may be performed, in place of the field inspection portion of the pre-license survey, to determine whether such facilities are in compliance with the specifications of Article 6 and other provisions of this Agreement. In performing such inspection, SWBT will not, without due cause and justification, repeat pre-occupancy survey work performed by Applicant.

                    (b) The administrative processing portion of the pre-license survey (which includes processing the application and reviewing records) will be performed by SWBT.

                    (c) Before performing any portion of the pre-license survey, SWBT shall obtain Applicant's written authorization to perform such work. Authorization may be given, when possible, when the application is submitted. No authorization shall be required for post-installation inspections of Applicant's facilities when installation has occurred before the issuance of a license.


                  ARTICLE 10:  ISSUANCE AND DENIAL OF LICENSES
                      (INCLUDING FACILITIES MODIFICATIONS,
                    CAPACITY EXPANSIONS, AND MAKE-READY WORK

     10.01 Response Within 45 Days. Within 45 days of Applicant's submission of a license application pursuant to Section 9.02 of this Agreement, or within such other period of time as may be mutually agreed upon in writing by the parties, SWBT shall respond to the application. The response shall state whether the application is being granted or denied. If denial is anticipated, or if SWBT personnel involved in the processing of Applicant's request for access become aware of hazardous substances at the site requested by Applicant, SWBT shall promptly advise Applicant and shall, at Applicant's request, discuss alternatives to denial and issues associated with the presence of such hazardous substances. Additional state-specific response and notice requirements, if any, shall be addressed by an addendum to this Agreement.

                    (a) If access is granted, SWBT shall, no later than 45 days after Applicant's submission of the license application, further advise Applicant in writing (1) what facilities modifications, capacity expansions, or make-ready work, if any, will be required to prepare SWBT's pole or conduit facilities, (2) provide Applicant an estimate of charges for such facilities modifications, capacity expansions, or make-ready work and (3) disclose to Applicant any hazardous substances known by SWBT to be present at the site.

                    (b) SWBT may take into account issues of capacity, safety, reliability, and engineering when considering requests for access, provided the assessment of such factors is done in a nondiscriminatory manner. If access is denied, SWBT shall confirm the denial in writing by the 45th day after the receipt by SWBT of Applicant's completed application. A denial of access shall be specific, shall include all relevant evidence and information supporting the denial, and shall explain how such evidence and information relates to a denial of access for reasons of lack of capacity, safety, reliability, or generally applicable engineering purposes. If Applicant in its completed application sets forth in writing specific proposals for expanding capacity, the denial statement shall specifically address such proposals.

                    (c) Applicant agrees that if, at any time prior to the 45th day, it has determined that it no longer seeks access to specific poles, ducts, or conduit facilities, Applicant shall promptly withdraw or amend its application, thereby minimizing the administrative burdens on SWBT of processing and responding to the application.

                    (d) Notwithstanding the 45-day deadline, SWBT will, pursuant to Section 8.03 of this Agreement, make available to Applicant for immediate occupancy any pole, duct, or conduit space which is not currently assigned, not designated as a maintenance duct, and not subject to applicable make-ready requirements.

                    (e) If SWBT fails to respond in writing within 30 days of SWBT's documented receipt of a license application pursuant to Section 9.02 of this Agreement, or within such other period of time as may be mutually agreed upon in writing by the parties, Applicant may by written notice inquire whether SWBT intends to deny Applicant's request for access. After such notice has been given and receipt by SWBT of a properly submitted license application has been confirmed, SWBT's failure to respond in writing within 15 days after receipt of the notice shall be deemed to constitute approval of the request for access. In such event, Applicant shall be entitled to occupy the space requested without the formality of a license; provided, however, that nothing contained in this subsection shall authorize Applicant to occupy space already occupied or subject to a prior valid space assignment to SWBT or any third-party; and provided further that nothing in this subsection authorizes Applicant, without first obtaining SWBT's written authorization, to (1) place its facilities on any pole or in any duct or conduit that requires make-ready work (other than third-party make-ready work arranged directly by Applicant) or (2) utilize any infrequent construction technique or connectivity solution described in Section 6.03.

     10.02 Obligation to Construct or Modify Facilities; Capacity Expansions. SWBT may grant access subject to Applicant's approval of such make-ready work (including facilities modifications) as may be required to expand capacity to accommodate

Applicant's request, in which event Applicant shall either accept such conditions, initiate good faith negotiations to explore other potential accommodations, or withdraw its request for access. If SWBT does not offer to expand capacity and denies Applicant's request for access, SWBT shall promptly notify Applicant of such determination. SWBT shall not deny Applicant's request for access on lack of capacity grounds when capacity can be expanded as provided in this section and in Section 6.03 (infrequent construction techniques and connectivity solutions).

                    (a) At Applicant's request, SWBT will replace, expand, or modify its poles and conduit system, or otherwise expand the capacity of such facilities to accommodate the placement of Applicant's facilities; provided, however, that such modifications shall be consistent with the capacity, safety, reliability, and engineering considerations which SWBT would apply to itself if the work were performed for SWBT's own benefit. Outside plant facilities modifications and capacity expansions contemplated by this subsection include, but are not limited to, installation of inner duct, cable consolidations and the removal of cables that are retired or inactive (dead). Except as otherwise specifically provided in this section, SWBT may recover from Applicant the costs of facilities modifications and capacity expansions to make space available for Applicant's facilities and charges for such modifications and expansions shall be determined and billed as provided in APPENDIX I of this Agreement.

                    (b) SWBT will, at its own expense, install inner duct in SWBT's conduit system as necessary to make space available for Applicant's facilities. Inner duct installations to accommodate Applicant's facilities will be performed by SWBT within the same time intervals which would apply if SWBT were performing such installations for itself. If SWBT's intervals for beginning or completing inner duct installation do not meet Applicant's needs, Applicant may arrange for the inner duct installation to be performed by an authorized contractor selected by Applicant from a list, jointly developed and maintained by the parties, of contractors mutually approved as qualified to perform inner duct installations. Applicant may install the inner duct itself if Applicant is on the list of mutually approved contractors at the time the work is performed. When inner duct is installed in SWBT's conduit system by Applicant or an authorized contractor selected by Applicant, SWBT will provide the inner-ducting materials to be installed and Applicant shall bear all other installation expenses. Applicant shall give SWBT sufficient advance notice of the materials needed to enable SWBT to provide such materials to Applicant on a timely basis. Applicant shall return all unused materials, including unused inner duct and reels, to SWBT or purchase them from SWBT. Inner duct installed by Applicant or an authorized contractor selected by Applicant shall be installed in accordance with

                         SWBT's specifications and in accordance with the same standards and practices which would be followed if the inner duct were being installed by SWBT or SWBT's contractors. Applicant shall indemnify, on request defend, and hold SWBT harmless for any injuries, losses, damages, claims, or liabilities directly resulting from the installation of inner duct by Applicant or any authorized contractor selected by Applicant under this subsection. Applicant shall not, without SWBT's prior written approval, arrange for inner duct installation to be performed by subcontractors who are not authorized contractors.

                    (c) SWBT shall, at its expense, remove cables that are retired or inactive (dead) to free-up requested duct and pole space, provided that such removal is reasonably feasible (i.e., cable pulls easily without incident). If a section of cable is "frozen" in a duct and would require excavation to remove, Applicant may, at its option, request that SWBT excavate the obstruction or, in the alternative, arrange for excavation of the obstruction to be performed by an authorized contractor selected by Applicant from a list, jointly developed and maintained by the parties, of contractors mutually approved as qualified to perform such excavations. Applicant may excavate the obstruction itself if Applicant is on the list of mutually approved contractors at the time the work is performed. Such excavations will be at Applicant's expense. Removal of the remainder of the cable will be at SWBT's expense. Excavation work performed by Applicant or an authorized contractor selected by Applicant shall be performed in accordance with SWBT's specifications and in accordance with the same standards and practices which would be followed if such excavation work were being performed by SWBT or SWBT's contractors. Neither Applicant nor any authorized contractor selected by Applicant to perform excavation work under this subsection shall conduct facility excavation activities in any manner which jeopardizes or degrades the integrity of SWBT's structures or interferes with any existing use of the facilities. Applicant shall indemnify, on request defend, and hold SWBT harmless for any injuries, losses, darnages, claims, or liabilities directly resulting from the performance of excavation work by Applicant or any authorized contractor selected by Applicant under this subsection. Applicant shall not, without SWBT's prior written approval, arrange for excavation work to be performed under this subsection by subcontractors who are not qualified contractors.

     10.03 Issuance of Licenses and Immediate Access When No Make-ready Work is Required. If, on the basis of Applicant's representations or SWBT's field inspection, if any, SWBT determines that no make-ready work is necessary to accommodate Applicant's facilities, SWBT will issue a license without performing make-ready work and pole attachment or conduit occupancy space will be made available to Applicant for immediate occupancy. Immediate occupancy prior to the issuance of a license shall be governed by Section 8.03.

     10.04 Make-ready Work. If SWBT determines that make-ready work will be necessary to accommodate Applicant's facilities, SWBT shall promptly notify Applicant of the make-ready work proposed to enable the accommodation of Applicant's facilities.

                    (a) The notice shall be given in writing no later than 45 days after the receipt by SWBT of Applicant's completed application pursuant to Section 9.02 of this Agreement or within such other period of time as may be mutually agreed upon in writing by the parties.

                    (b) The notice will include SWBT's estimate of make-ready charges, which estimate shall be stated on SWBT Form SW-9434 ("Access Application and Make-Ready Authorization"), a copy of which is attached hereto as part of APPENDIX III.

                    (c) Applicant shall have 20 days (the "acceptance period") after receiving SWBT's estimate of make-ready charges to authorize completion of the make-ready work proposed by SWBT or to advise SWBT of its willingness to perform the proposed make-ready work itself. If Applicant advises SWBT that it is willing to perform the make-ready work proposed by SWBT in accordance with SWBT's plans and specifications, SWBT will not, without due cause and justification, refuse to accept Applicant's offer to perform the work. Authorization shall be accomplished by Applicant's signing the estimate and returning it to SWBT within the 20-day acceptance period.

                    (d) Within the 20-day acceptance period, the parties may negotiate modifications of the make-ready work to be performed. If the parties reach agreement through negotiation, a new estimate shall be prepared and authorization shall be accomplished by Applicant's signing the revised estimate and returning it to SWBT within the original 20-day acceptance period, or within such period of time as may be mutually agreed upon by the parties.

                    (e) If Applicant does not sign and return the estimate within the 20-day acceptance period, or within such other period of time as may be mutually agreed upon in writing by the parties, Applicant shall notify SWBT in writing by the 20th day whether Applicant is withdrawing its application, electing to perform the make-ready work itself as provided in subsection (c) or electing to treat SWBT's make-ready requirements as a denial of access.

                    (1) If no such notice is given by the 20th day, or such later date as may be mutually agreed upon by the parties, SWBT shall contact Applicant to determine whether Applicant intends to withdraw its application. Applicant shall be deemed to have withdrawn its application if, in response to SWBT's inquiry, Applicant does not immediately sign and return the estimate to SWBT.

                    (2) If Applicant timely notifies SWBT that it is electing to treat SWBT's make-ready requirements as a denial of access, SWBT shall, within 20 days after receiving the notice, provide Applicant with a written statement explaining its decision to grant access only if the specified make-ready work is performed. The statement shall be specific, shall include all relevant evidence and information supporting SWBT's decision to grant access only if the specified make-ready work is performed, and shall explain how such evidence and information relates to SWBT's decision for reasons of lack of capacity, safety, reliability, or generally applicable engineering purposes. The statement shall also set forth the basis for SWBT's make-ready proposals and specifically address SWBT's rationale for rejecting Applicant's alternative written proposals, if any.

     10.05 Performance of Make-ready Work. Except as otherwise specifically provided in Section 10.02 and in this section, make-ready work shall be performed by SWBT or by contractors, subcontractors, or other persons acting on SWBT's behalf and shall be performed by SWBT in accordance with the same time intervals which would be applicable if SWBT were performing the work for itself.

               (a) Applicant and SWBT will mutually establish and maintain for each SWBT construction district lists of authorized contractors which may be selected by Applicant to perform make-ready work when SWBT's interval for beginning or completing such make-ready work does not meet Applicant's needs. At Applicant's request, Applicant will be included on such lists upon Applicant's demonstrating that (1) its personnel are qualified to perform such work in accordance with SWBT's specifications and (2) Applicant meets the financial responsibility (insurance and bonding) requirements generally applicable to contractors, subcontractors, and other vendors performing the same or similar work on SWBT's behalf or the self-insurance requirements of Section 23.02.

               (b) If SWBT's interval for beginning or completing make-ready work does not meet Applicant's needs, Applicant may (1) perform the make-ready work itself, if Applicant is on the applicable list of authorized contractors at the time the work is to be performed or (2) arrange for the work to be performed by an authorized contractor selected by Applicant from the applicable list of authorized contractors. Subject to the availability of personnel, Applicant may also request that SWBT perform the work on an expedited basis; provided, however, that make-ready work will not be performed on an expedited basis unless Applicant first approves any overtime or premium rates or charges associated with performance of the work on an expedited basis.

               (c) From time to time, additional contractors, subcontractors or other vendors may be jointly approved by Applicant and SWBT to perform specific make-ready work in the event that the work load exceeds the capacity of the authorized contractors on the approved list to perform the make-ready work in a timely manner.

               (d) Make-ready work performed by Applicant, by an authorized contractor selected by Applicant, or by a contractor, subcontractor, or other vendor jointly approved by the parties under subsection (c) shall be performed in accordance with SWBT's specifications and in accordance with the same standards and practices which would be followed if such excavation work were being performed by SWBT or SWBT's contractors. Neither Applicant nor authorized contractors selected by Applicant to perform make-ready work under this section shall conduct such work in any manner which jeopardizes or degrades the integrity of SWBT's structures or interferes with any existing use of SWBT's facilities. Applicant and any authorized contractor selected by Applicant to perform make-ready work shall indemnify, on request defend, and hold SWBT harmless from any and all injuries, losses, damages, claims, or liabilities directly resulting from their activities under this section.

               (e) Nothing contained in this section authorizes Applicant, any authorized contractor selected by Applicant, or any other person acting on Applicant's behalf to consolidate SWBT's cables.

     10.06 Multiple Applications. Applications shall be processed on a first-come, first-served basis. Applications filed on the same date shall be treated as having been filed simultaneously and shall be processed accordingly.

     10.07 Payments to Others for Expenses Incurred in Transferring or Arranging Their Facilities. Applicant shall make arrangements with the owners of other facilities attached to SWBT's poles or occupying space in SWBT's conduit system regarding reimbursement for any expenses incurred by them in transferring or rearranging their facilities to accommodate the attachment or placement of Applicant's facilities to or in SWBT's poles, ducts, and conduits.

     10.08 Reimbursement for the Creation or Use of Additional Capacity. As a result of facilities modification, capacity expansion, or other make-ready work performed to accommodate Applicant's facilities, additional capacity may become available on SWBT's poles or in its conduit system. In such event, Applicant shall not have a preferential right to utilize such additional capacity in the future and shall not be entitled to any pole attachment or conduit occupancy fees subsequently paid to SWBT for the use of such additional capacity. SWBT shall, however, establish procedures for giving Applicant notice of the subsequent use by SWBT or third parties of additional space or capacity created at Applicant's expense. If SWBT utilizes additional space or capacity created at Applicant's expense, SWBT will reimburse Applicant on a pro-rata basis for SWBT's share, if any, of Applicant's capacity expansion costs, to the extent reimbursement is required by the Pole Attachment Act and applicable rules, regulations, and commission orders. If any third party later utilizes any such additional space or capacity, SWBT shall, at the request of Applicant or such third party, provide such information as may be available to SWBT to assist Applicant and such third party in determining the amount, if any, which such third party may owe Applicant as its pro-rata share of Applicant's capacity expansion costs. Nothing contained in this section shall be construed as conferring or imposing on SWBT any right or duty to determine the amounts owing by a third party to Applicant, to collect or remit any such amounts to Applicant, to resolve or adjudicate disputes over reimbursement between Applicant and third parties, to deny a third party access to SWBT's poles, ducts, conduits, or rights-of-way due to such third party's failure to satisfy Applicant's reimbursement demands, or to take any other action to enforce Applicant's reimbursement rights against any third party. In like manner, for additional capacity created by SWBT from and after the date of enactment of the Telecommunications Act of 1996, SWBT shall be entitled to recover from Applicant and third parties, to the full extent permitted by law, their pro-rata shares of such capacity expansion costs incurred by SWBT. To the extent that either party seeks to avail itself of this cost-saving mechanism, such party shall be responsible for maintaining adequate records documenting the costs subject to reimbursement, including but not limited to costs incurred for facilities modification and capacity expansion work performed directly by such party or contractors performing work on such party's behalf.

     10.09 License and Attachment. After all required make-ready work is completed, SWBT will issue a license confirming that Applicant may attach specified facilities to SWBT's poles or place specified facilities in SWBT's conduit system. Applicant shall have access to attach or place only those facilities specifically described in licenses subject to this Agreement, and no others, except as otherwise specifically provided in (a) Sections 8.03 and 12.03 or other provisions of this Agreement, (b) any other written agreement between the parties providing for such access, or (c) the provisions of any applicable tariffs or commission orders.

              ARTICLE 11:  CONSTRUCTION OF APPLICANT'S FACILITIES

     11.01 Responsibility for Attaching and Placing Facilities. Each party shall be responsible for the actual attachment of its own facilities to SWBT's poles and the placement of such facilities in SWBT's ducts, conduits, and rights-of-way and shall be solely responsible for all costs and expenses incurred by it or on its behalf in connection with such activities. In this regard, each party and its contractors shall be solely responsible for (a) paying all persons and entities who provide materials, labor, access to real or personal property, or other goods or services in connection with the construction and attachment of its facilities and (b) directing the activities of all personnel acting on such party's behalf while they are physically present on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way.

     11.02 Construction Schedule. After the issuance of a license, Applicant shall provide SWBT with an updated construction schedule and thereafter keep SWBT informed of anticipated changes in the construction schedule. Construction schedules received by SWBT shall be subject to the provisions of Article 28 of this Agreement (Confidentiality of Information). Construction schedules required by this section shall include, at a minimum, the following information:

               (a) the name, title, business address, and business telephone number of the manager responsible for construction of the facilities;

               (b) the names of each contractor and subcontractor which will be involved in the construction activities;

               (c)  the estimated dates when construction will begin and end;
                    and

               (d) the approximate dates when Applicant or personnel working on Applicant's behalf will be performing construction work in connection with the attachment of Applicant's facilities to SWBT's poles or the placement of Applicant's facilities in any part of SWBT's conduit system.

                    ARTICLE 12:  USE AND ROUTINE MAINTENANCE
                            OF APPLICANT'S FACILITIES

     12.01 Use of Applicant's Facilities. Each license subject to this Agreement authorizes Applicant to have access to Applicant's facilities on or within SWBT's poles, ducts, and conduits as needed for the purpose of serving Applicant's customers.

     12.02 Routine Maintenance of Applicant's Facilities. Each license subject to this Agreement authorizes Applicant to engage in routine maintenance of facilities located on or within SWBT's poles, ducts, and conduits. Routine maintenance does not include the replacement or modification of Applicant's facilities in any manner which results in Applicant's facilities differing substantially in size, weight, or physical characteristics from the facilities described in Applicant's license.

     12.03 Installation of Drive Rings and J-Hooks. Applicant may install drive rings and J-hooks on SWBT's poles for the attachment of drop wires as specified in this section.

               (a) Drive rings and J-hooks may be installed as specified in pole attachment licenses issued to Applicant.

               (b) If attachment space has already been licensed to Applicant on a given SWBT pole, Applicant may install drive rings and J-hooks within the space assigned to Applicant (typically six inches above and six inches below Applicant's point of attachment on the pole if the point of attachment is in the center of the space assigned to Applicant) without applying for or obtaining a new or amended license. No additional attachment charges shall apply with respect to drive rings and J-hooks installed in Applicant's licensed attachment space.

               (c) Applicant's first choice for placement of drive rings and J-hooks shall be the licensed attachment space assigned to Applicant as provided in subsection (b) above; provided, however, that if attachment space already licensed to Applicant on a given SWBT pole is not adequate for Applicant's drive rings or J-hooks, Applicant may, when necessary, and without applying for or obtaining a new or amended license, install such drive rings and J-hooks above or below Applicant's licensed attachment space as described in subsection (b) above. No additional attachment charges shall apply with respect to drive rings and J-hooks installed outside Applicant's licensed attachment space as permitted in this subsection.

               (d) If Applicant has not already been licensed attachment space on a given SWBT pole, Applicant may, when necessary, install drive rings and J-hooks to unassigned space on such pole without first obtaining a license for such attachment and shall, promptly following such installation, notify SWBT of the attachment. Such notification shall be made on a form to be developed by SWBT for this purpose and shall constitute an application for a license. Such application may be conditionally granted without a pre-license survey or other inquiry by SWBT, and SWBT shall not be required to process the application, log the attachment as an assignment in its outside plant records, or issue a permanent license for the attachment unless specifically requested by Applicant to do so; provided, however, that a conditionally granted application under this subsection shall be subject to revocation if it is subsequently determined that such attachment has been made in violation of subsection (e) of this section or other provisions of this Agreement. Drive-rings and J-hooks installed pursuant to this subsection are pole attachments and charges for such attachments shall be determined in accordance with the Pole Attachment Act and applicable rules, regulations, and commission orders.

               (e) Notwithstanding the provisions of subsections (c)-(d) above, Applicant may not install drive rings and J-hooks in space assigned to SWBT or another joint user without the approval of SWBT or such other joint user and may not install drive rings and J-hooks in unassigned space in any manner which will block or preclude the subsequent occupancy or use of space by SWBT or other joint users. If the presence of Applicant's facilities in space not assigned to Applicant will block or preclude the use of assigned or otherwise assignable space by SWBT or other joint users, Applicant shall, on SWBT's request, promptly relocate the facilities in order to accommodate the facilities of other users and shall bear all expenses associated with such relocation.

               (f) SWBT may not install drive rings or J-hooks in space assigned to Applicant without Applicant's approval and shall, at Applicant's request, and at SWBT's expense, promptly relocate or, if necessary, remove, any drive rings or J-hooks installed in violation of this subsection. If SWBT drive rings or J-hooks have been installed in space subsequently assigned to Applicant, or if the presence of SWBT drive rings or J-hooks blocks or precludes the use of otherwise assignable space on SWBT's poles, SWBT shall, at Applicant's request, relocate such facilities, if it is feasible to do so, as make-ready work.

               (g) Applicant shall, at the request of SWBT or another joint user, at Applicant's expense, promptly relocate or, if necessary, remove any drive rings and J-hooks placed on SWBT's poles other than as permitted in this section.

     12.04 Short-term Use of Maintenance Ducts for Repair and Maintenance Activities. Maintenance ducts shall be available, on a nondiscriminatory basis, for short-term (not to exceed 30 days) non-emergency maintenance or repair activities by any person or entity (including but not limited to SWBT, Applicant, other local service providers, and other joint users) with facilities in the conduit section in which the maintenance duct is located; provided, however, that use of the maintenance duct for non-emergency maintenance and repair activities must be scheduled by SWBT. A person or entity using the maintenance duct for non-emergency maintenance or repair activities shall immediately notify SWBT of such use and must either vacate the maintenance duct within 30 days or, with SWBT's consent, which consent shall not be unreasonably withheld, rearrange its facilities to ensure that at least one full-sized replacement maintenance duct (or, if the designated maintenance duct was an inner duct, a suitable replacement inner duct) is available for use by all occupants in the conduit section within 30 days after such person or entity occupies the maintenance duct. Cables temporarily placed in the maintenance duct on a non-emergency basis shall be subject to such accommodations as may be necessary to rectify emergencies which may occur while the maintenance duct is occupied.

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     12.05 Responsibility for Maintenance of Facilities. Each party shall be solely responsible for maintaining its own facilities and (a) paying all persons and entities who provide materials, labor, access to real or personal property, or other goods or services in connection with the maintenance of such party's facilities and (b) directing the activities of all such personnel while they are physically present on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way.

     12.06 Information Concerning the Maintenance of Applicant's Facilities. Promptly after the issuance of a license, Applicant shall provide SWBT with the name, title, business address, and business telephone number of the manager responsible for routine maintenance of Applicant's facilities and shall thereafter notify SWBT of changes to such information. The manager responsible for routine maintenance of Applicant's facilities shall, on SWBT's request, identify any contractor, subcontractor, or other person performing maintenance activities on Applicant's behalf at a specified site.

              ARTICLE 13:  MODIFICATION OF APPLICANT'S FACILITIES

     13.01 Notification of Planned Modifications. Applicant shall notify SWBT in writing at least 30 days before adding to, relocating, replacing or otherwise modifying its facilities already attached to a SWBT pole or located in any SWBT duct or conduit. The notice shall contain sufficient information to enable SWBT to determine whether the proposed addition, relocation, replacement, or modification is within the scope of Applicant's present license or requires a new or amended license. No notice shall be required for such routine modifications as the installation or placement of drive rings or J-hooks, terminals, and other ancillary apparatus routinely used in providing service to customers, having no effect on the structural integrity of SWBT's poles, ducts, or conduits, and having no effect on the ability of SWBT or joint users to use or have access to SWBT's poles, ducts, conduits, or rights-of-way.

     13.02 New or Amended License Required. A new or amended license will be required if the proposed addition, relocation, replacement, or modification:

               (a) requires that Applicant occupy additional space on SWBT's poles (except on a temporary basis in the event of an emergency);

               (b) requires that Applicant occupy additional space (other than space in the maintenance duct in accordance with Sections 12.04, 13.03, and 15.02 of this Agreement) in any SWBT duct or conduit except on a temporary basis in the event of an emergency;

               (c) results in the facilities attached to SWBT's poles or placed in SWBT's ducts or conduits being different from those described in Applicant's current license (e.g., different duct or size increase causing a need to recalculate storm loadings, guying, or pole class); or

               (d)  requires additional holding capacity on a permanent basis.

     13.03 Use of Maintenance Duct in Connection with Facility Modifications and Replacements. Non-emergency access to the maintenance duct in connection with facilities modifications and replacements shall be subject to the provisions of
Section 12.04 of this Agreement.

     13.04 Replacement of Facilities and Spinning/Overloading Additional Cables. Applicant may replace existing facilities with new facilities occupying the same pole, duct, or conduit space, and may spin or overlash additional cables to its own existing facilities; provided, however, that such activities shall not be considered to be routine maintenance and shall be subject to the requirements of this article.

     13.05 Streamlined Procedures for the Issuance of Amended Licenses. SWBT may streamline procedures for the issuance of amended licenses with respect to proposed additions, relocations, replacements, or modifications of Applicant's facilities when it appears to SWBT that the proposed additions, relocations, replacements, or modifications will not require make-ready work by SWBT, will not interfere with SWBT's use of its poles, conduit systems, or facilities attached or connected thereto or contained therein, and will not interfere with the use of existing facilities attached or connected thereto or contained therein by joint users.

                       ARTICLE 14: REQUIRED REARRANGEMENTS
                            OF APPLICANT'S FACILITIES

     14.01 Notice of Planned Modifications. The parties acknowledge that the Pole Attachment Act recites in part that "Whenever the owner of a pole, duct, conduit, or right-of-way intends to modify or alter such pole, duct, conduit, or right-of-way, the owner shall provide written notification of such action to any entity that has obtained an attachment to such conduit or right-of-way so that such entity may have a reasonable opportunity to add to or modify its existing attachment." The parties further acknowledge that the FCC, in the First Interconnection Order in CC Docket No. 96-98, recites that "... absent a private agreement establishing notification procedures, written notification of a modification must be provided to parties holding attachments on the facility to be modified at least 60 days prior to the commencement of the physical modification itself." This article is intended by the parties to alter the above-described notification requirements only as provided in Section 14.02(b) below.

     14.02 Required Rearrangement of Applicant's Facilities. Applicant acknowledges that, from time to time, it may be necessary or desirable for SWBT to rearrange facilities on or within its poles or conduit systems, change out poles, add poles to a pole line, relocate or reconstruct poles, pole lines, conduit segments, or conduit runs, enlarge manholes, reinforce conduit, or otherwise modify poles, pole lines, or portions of its conduit system and that such changes may be necessitated by SWBT's own business needs or by factors outside of SWBT's control, such as the decision by a municipality to

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widen streets or the decision by a third party to seek access to SWBT's poles, ducts, conduits, or rights-of-way.

               (a) Applicant agrees that Applicant will cooperate with SWBT and joint users in making such rearrangements as may be necessary to enable such changes to be made and that costs incurred by Applicant in making such rearrangements shall, in the absence of a specific agreement to the contrary, be borne by the parties in accordance with then applicable statutes, rules, regulations, and commission orders, including the Pole Attachment Act, rules, regulations, and commission orders thereunder.

               (b) Whenever feasible, SWBT shall give Applicant not less than 60 days prior written notice of the need for Applicant to rearrange its facilities pursuant to this section. The notice shall state the date by which such rearrangements are to be completed. Applicant shall complete such rearrangements within the time prescribed in the notice. SWBT may request that such modification be made within a shorter period of time, in which event Applicant shall not refuse to comply such request without due cause and justification. In determining due cause and justification, the following factors, among others, may be considered:

                    (1) the circumstances under which the rearrangements are sought (e.g., street-widening project, request by a competing provider for access);

                    (2)  the timeliness of SWBT's request to Applicant;

                    (3)  the nature and number of rearrangements sought;

                    (4) the impact on the ability of the parties and joint users to meet customer service needs; and

                    (5) risks of service interruption to customers of the parties and joint users.

               (c) Nothing contained in this article shall preclude Applicant from advising SWBT, within 60 days from the date of the notice, of its desire to add to or modify its existing attachment.

              ARTICLE 15:  EMERGENCY REPAIRS AND POLE REPLACEMENTS

     15.01 Applicability. The parties acknowledge that in the event of an emergency, services provided by the parties and joint users to their respective customers may be interrupted, that it may not be possible for all service providers with facilities attached to SWBT's poles or placed in SWBT's ducts, conduits, or rights-of-way to restore service to all customers at the same time, that disputes may arise between the parties concerning the

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manner in which emergency repairs shall be made, that it is essential that decisions be made quickly, and that it is highly desirable that all service providers utilizing SWBT's poles, ducts, conduits, and rights-of-way enter into appropriate arrangements relating to emergency repairs and service restoration. In the absence of prearranged agreements, it is expected that disputes will be immediately resolved at the site by the affected parties present based upon the criteria set forth in Section 15.05 of this Agreement. The provisions of this article shall apply in the absence of more comprehensive agreements relating to emergency repairs.

     15.02 Responsibility for Emergency Repairs; Access to Maintenance Duct. In general, each party shall be responsible for making emergency repairs to its own facilities and for formulating appropriate plans and practices enabling such party to make such repairs.

               (a) Nothing contained in this Agreement shall be construed as requiring either party to perform any repair or service restoration work of any kind with respect to the other party's facilities or the facilities of joint users.

               (b) Maintenance ducts shall be available, on a nondiscriminatory basis, for emergency repair activities by any person or entity (including but not limited to SWBT, Applicant, other local service providers, and other joint users) with facilities in the conduit section in which the maintenance duct is located; provided, however, that a person or entity using the maintenance duct for emergency repair activities shall immediately notify SWBT of such use and must either vacate the maintenance duct within 30 days or, with SWBT's consent, which consent shall not be unreasonably withheld, rearrange its facilities to ensure that at least one full-sized replacement maintenance duct (or, if the designated maintenance duct was an inner duct, a suitable replacement inner duct) is available for use by all occupants in the conduit section within 30 days after such person or entity occupies the maintenance duct. The parties agree not to exceed 30 days' use except in unusual emergencies that may require longer than 30 days to rectify.

               (c) If necessary, other unoccupied ducts or inner ducts may be used on a short-term basis when the maintenance duct is unavailable. Any such use shall be subject to the same rules applicable to the maintenance duct and shall be subject to the rights of any party or joint user to whom such duct or inner duct has been assigned.

     15.03 Designation of Emergency Repair Coordinators and Other Information. For each SWBT construction district, Applicant shall provide SWBT with the emergency contact number of Applicant's designated point of contact for coordinating the handling of emergency repairs of Applicant's facilities and shall thereafter notify SWBT of changes to such information.

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     15.04 Reporting of Conditions Requiring Emergency Repairs. As a courtesy, each party shall endeavor to notify the other party at the earliest practicable opportunity after discovering any condition on or in any of SWBT's poles, ducts, conduits, or rights-of-way requiring emergency repairs to the other party's facilities.

     15.05 Order of Precedence of Work Operations; Access to Maintenance Duct and Other Unoccupied Ducts in Emergency Situations. When notice and coordination are practicable, SWBT, Applicant, and other affected parties shall coordinate repair and other work operations in emergency situations involving service disruptions. Disputes will be immediately resolved at the site by the affected parties present in accordance with the following principles.

               (a) Emergency service restoration work requirements shall take precedence over other work operations.

               (b) Except as otherwise agreed upon by the parties, restoration of lines for emergency services providers (e.g., 911, fire, police, and hospital lines) shall be given the highest priority and temporary occupancy of the maintenance duct (and, if necessary, other unoccupied ducts) shall be assigned in a manner consistent with this priority. Secondary priority shall be given to restoring services to the local service providers with the greatest numbers of local lines out of service due to the emergency being rectified. The parties shall exercise good faith in assigning priorities, shall base their decisions on the best information then available to them at the site in question, and may, by mutual agreement at the site, take other factors into consideration in assigning priorities and sequencing service restoration activities.

               (c) SWBT shall determine the order of precedence of work operations and assignment of duct space in the maintenance duct (and other unoccupied ducts) only if the affected parties present are unable to reach prompt agreement; provided, however, that these decisions shall be made by SWBT on a nondiscriminatory basis in accordance with the principles set forth in this section.

     15.06 Unilateral Corrective Action. When either party reasonably believes that, due to the condition of the other party's facilities placed on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way, there is an immediate or imminent threat to the safety or health of employees or any other person, to the physical integrity or functioning of either party, or either party's ability to meet its service obligations, either party may unilaterally perform such limited corrective work as may be necessary to prevent or mitigate against the injury threatened. For example, if facilities of the other party have become detached or partially detached from a pole, or detached or partially detached from supporting racks or wall supports within a manhole, either party may reattach them as provided in this section but shall not be obligated to do so.

               (a) Before performing any corrective work involving facilities of the other party, SWBT or Applicant shall first attempt to notify the other party. After such notice has been given, the parties shall coordinate corrective work.

               (b) When an emergency situation exists such that advance notice and coordination are not practicable, either party may perform corrective work without first giving notice to the other party and shall promptly notify the other party of the corrective work performed and the reason why notice was not given.

     15.07 Emergency Pole Replacements. Applicant will cooperate fully with SWBT when emergency pole replacements are required.

               (a) When emergency pole replacements are required, SWBT shall promptly make a good faith effort to contact Applicant to notify Applicant of the emergency and to determine whether Applicant will respond to the emergency in a timely manner.

               (b) If notified by SWBT that an emergency exists which will require the replacement of a pole, Applicant shall transfer its facilities immediately, provided such transfer is necessary to rectify the emergency. If the transfer is to a SWBT replacement pole, the transfer shall be in accordance with SWBT's placement instructions.

               (c) If Applicant is unable to respond to the emergency situation immediately, Applicant shall so advise SWBT and thereby authorize SWBT (or any joint user sharing the pole with SWBT) to perform such emergency-necessitated transfers (and associated facilities rearrangements) on Applicant's behalf.

     15.08 Expenses Associated with Emergency Repairs. Each party shall bear all reasonable expenses arising out of or in connection with emergency repairs of its own facilities and transfers or rearrangements of such facilities associated with emergency pole replacements made in accordance with the provisions of this article.

               (a) Each party shall be solely responsible for paying all persons and entities who provide materials, labor, access to real or personal property, or other goods or services in connection with any such repair, transfer, or rearrangement of such party's facilities.

               (b) Applicant shall reimburse SWBT for the costs incurred by SWBT for work performed by SWBT on Applicant's behalf in accordance with the provisions of this article; provided, however, that when the costs incurred by SWBT are for work performed in part for Applicant and in part for SWBT and third parties, Applicant shall only reimburse SWBT for Applicant's pro-rata share of the costs.

           ARTICLE 16:  INSPECTION BY SWBT OF APPLICANT'S FACILITIES

     16.01 SWBT's Right to Make Periodic or Spot Inspections. SWBT shall have the right, but not the duty, to make periodic or spot inspections at any time of any or all facilities attached to SWBT's poles or placed within SWBT's poles, ducts, conduits, or rights-of-way. Inspections of Applicant's facilities may be conducted for the purpose of determining whether facilities attached to SWBT's poles or placed in SWBT's conduit system are in compliance with the terms of this Agreement and conform to licenses subject to this Agreement. Charges for inspections shall be allocated among all parties benefiting from the inspection in accordance with the Pole Attachment Act and applicable rules, regulations, and commission orders. When an inspection is conducted for the specific purpose of auditing or investigating Applicant's compliance with this Agreement, SWBT may charge Applicant for inspection expenses only if the inspection reflects that Applicant is in substantial noncompliance with the terms of this Agreement. If the inspection reflects that Applicant's facilities are not in compliance with the terms of this Agreement, Applicant shall bring its facilities into compliance promptly after being notified of such noncompliance and shall notify SWBT in writing when the facilities have been brought into compliance.

     16.02 Report of Inspection Results. SWBT will provide Applicant the results of any inspection of Applicant's facilities performed under Section 16.01 of this Agreement.

     16.03 Post-installation Inspections. This article does not apply to post-installation inspections performed as part of a pre-license survey in those cases when Applicant has occupied space on or in SWBT's poles, ducts, conduits, or rights-of-way prior to the issuance of a license pursuant to Section 8.03 of this Agreement.

                      ARTICLE 17: TAGGING OF FACILITIES AND
                            UNAUTHORIZED ATTACHMENTS

     17.01 Facilities to Be Marked. Applicant shall tag or otherwise mark all of Applicant's facilities placed on or in SWBT's poles, ducts, conduits, and rights-of-way in a manner sufficient to identify the facilities as Applicant's facilities.

     17.02 Removal of Untagged Facilities. Subject to the provisions of subsections (a)-(d) of this section, SWBT may, without notice to any person or entity, remove from SWBT's poles or any part of SWBT's conduit system any untagged or unmarked facilities, including any such facilities owned or used by Applicant, if SWBT determines

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that such facilities are not the subject of a current license authorizing their continued attachment to SWBT's poles or occupancy of SWBT's conduit system and are not otherwise lawfully present on SWBT's poles or in SWBT's conduit system.

               (a) Before removing any such untagged or unmarked facilities, SWBT shall first attempt to determine whether the facilities are being used by Applicant or any other firm, are authorized by any license subject to this Agreement, or are otherwise lawfully present on SWBT's poles or in SWBT's conduit system.

               (b) SWBT shall not remove untagged or unmarked facilities which are thought to be operational without first making reasonable efforts to (1) determine the identity of the owner or other person or entity thought to be responsible for the facilities and (2) give advance written notice to such person or entity.

               (c) If the facilities appear to be facilities of Applicant described in a current license or application subject to this Agreement, SWBT shall give written notice to Applicant requesting Applicant to tag or mark the facilities within 60 days and Applicant shall either tag the facilities within the 60-day period, advise SWBT in writing of its schedule for tagging the facilities, or notify SWBT in writing that it disclaims ownership of or responsibility for the facilities. If Applicant disclaims ownership of or responsibility for the facilities, Applicant shall disclose to SWBT the identity of the owner or other person or entity, if any, thought by Applicant to be responsible for the facilities.

               (d) If the facilities appear to be facilities used by Applicant but not subject to a current license granted under this Agreement, the provisions of Sections 17.05-17.12 shall apply.

     17.03 Verification That Presently Attached Facilities Are Subject to Existing Licenses. Applicant warrants and represents that, to the best of its information and belief, all facilities presently owned or used by Applicant and attached to SWBT's poles or occupying space within any part of SWBT's conduit system in this State have been disclosed to SWBT and are subject to current licenses or are otherwise lawfully present on or in SWBT's poles, ducts, and conduits. If Applicant determines that any such facilities are not the subject of current licenses, Applicant shall so advise SWBT and promptly apply for licenses for such facilities or remove the facilities from SWBT's poles or conduits. Nothing contained in this section shall be construed as requiring Applicant to make a field audit of its existing facilities to confirm the licensing status of its facilities as a prerequisite to entering into this Agreement.

     17.04 Updating of Plant Location Records. Applicant shall furnish SWBT, upon request, with such information as may from time to time be necessary for SWBT to

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correct and update SWBT's pole and conduit maps and records, cable plat maps, and other plant location records recording or logging assignments of pole, duct, and conduit space.

     17.05 Notice to Applicant. If any of Applicant's facilities for which no license is presently in effect are found attached to SWBT's poles or anchors or within any part of SWBT's conduit system, SWBT, without prejudice to other rights or remedies available to SWBT under this Agreement, and without prejudice to any rights or remedies which may exist independent of this Agreement, shall send a written notice to Applicant advising Applicant that no license is presently in effect with respect to the facilities and that Applicant must, within 60 days, respond to the notice as provided in Section 17.06 of this Agreement.

     17.06 Applicant's Response. Within 60 days after receiving a notice under
Section 17.05 of this Agreement, Applicant shall acknowledge receipt of the notice and submit to SWBT, in writing, either:

               (a) a denial or disclaimer of ownership or other interest in the facilities, together with an explanation of the factual and claimed legal basis for such denial or disclaimer;

               (b) a statement that the facilities are the subject of a current license, together with an explanation of the factual and claimed legal basis for Applicant's assertion that the facilities are currently licensed, or a statement that no license is required, and an explanation of the factual and claimed legal basis for that assertion; or

               (c) an application for a new or amended license with respect to such facilities, together with a full and complete explanation of the circumstances under which such facilities were attached to, placed within, or allowed to remain on or in SWBT's poles or any part of SWBT's conduit system. Such explanation shall include, at a minimum, the following:

                    (1) the date (or estimated date) when such facilities were attached to SWBT's poles or placed in SWBT's conduit system, and the factual basis supporting Applicant's selection of such date (or estimated date); and

                    (2) the factual basis for Applicant's assertion, if any, that decisions to attach, place or allow the facilities to remain on or in SWBT's poles or conduit system were made in good faith and without intent to circumvent SWBT's pole attachment or conduit occupancy licensing requirements.



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     17.07 Denial or Disclaimer of Ownership or Other Interest.  Applicant's
submission to SWBT of a denial or disclaimer of ownership or other interest in the facilities shall constitute Applicant's waiver of any objection Applicant may have to SWBT's removal of the facilities. Submission of such a denial or disclaimer shall not be construed as an agreement by Applicant to pay any charges associated with removal of the facilities and shall be deemed to be a denial of any such responsibility; provided, however, that nothing contained in this section shall prohibit SWBT from invoking the dispute resolution process or filing suit, in a court of competent jurisdiction, to establish that Applicant is liable to SWBT for the costs of removal notwithstanding its denial or disclaimer.

     17.08 Review by SWBT of Licensing Status. Within 15 business days after receiving Applicant's statement that the facilities are the subject of a current license or that no license is required, SWBT shall review Applicant's explanation of the factual and claimed legal basis for Applicant's assertions and shall advise Applicant, in writing, whether it agrees or disagrees with Applicant's assertions. If SWBT agrees with Applicant's assertions, the parties may amend the applicable license and no further action shall be required of Applicant. If SWBT does not accept Applicant's position, Applicant shall, within 15 business days, apply for a new or amended license as provided by Section 17.06(c) of this Agreement.

     17.09 Approval of License and Retroactive Charges. If SWBT approves Applicant's application for a new or amended license, Applicant shall be liable to SWBT for all fees and charges associated with the unauthorized attachments as specified in Section 17.10 of this Agreement. The issuance of a new or amended license as provided by this article shall not operate retroactively or constitute a waiver by SWBT of any of its rights or privileges under this Agreement or otherwise.

     17.10 Fees and Charges. This section applies to fees and charges with respect to Applicant's facilities placed on or in SWBT pole, duct, or conduit space which has not been assigned to Applicant. Applicant shall be liable to SWBT for all fees and charges associated with any such unauthorized pole attachments or conduit occupancy for which it is responsible. Attachment and occupancy fees and charges shall continue to accrue until the unauthorized facilities are removed from SWBT's poles or conduit system and shall include, but not be limited to, all fees and charges which would have been due and payable if Applicant and its predecessors had continuously complied with all applicable SWBT licensing requirements. Such fees and charges shall be due and payable 30 days after the date of the bill or invoice stating such fees and charges. The parties shall engage in good faith discussions to reach a mutually agreed determination as to the amount due and owing. In some cases, it may be impractical, unduly difficult, or uneconomical to determine the actual amount of fees which would have been due and payable if all licensing requirements had been met. Therefore, if the parties, through good faith discussions fail to reach agreement on the amount due and owing, and if the amount due and owing cannot be determined due to Applicant's inability to provide the information required to determine the correct amount, the amount owing with respect to each
                                    PAGE 69
unauthorized attachment or occupancy shall be equal to three times the annual attachment and occupancy fees in effect on the date Applicant is notified by SWBT of the unauthorized attachment or occupancy. Payment of such fees shall be deemed liquidated damages and not a penalty. In addition, Applicant shall rearrange or remove its unauthorized facilities at SWBT's request to comply with applicable placement standards, shall remove its facilities from any space occupied by or assigned to SWBT or another joint user, and shall pay SWBT for all costs incurred by SWBT in connection with any facilities rearrangements, modifications, or replacements necessitated as a result of the presence of Applicant's unauthorized facilities.

     17.11 Removal of Unauthorized Attachments. If Applicant does not apply for a new or amended pole attachment license with respect to unauthorized facilities within the specified period of time, or if such application is received and specifically disapproved, SWBT shall by written notice request to Applicant to remove its unauthorized facilities not less than 60 days from the date of notice and Applicant shall remove the facilities within the time specified in the notice; provided, however, that SWBT may request Applicant to remove such facilities at an earlier date if such earlier removal is necessary for reasons beyond SWBT's control. If the facilities have not been removed within the time specified in the notice, SWBT may, at SWBT's option, remove Applicant's facilities at Applicant's expense.

     17.12 No Ratification of Unlicensed Attachments or Unauthorized Use of SWBT's Facilities. No act or failure to act by SWBT with regard to any unlicensed attachment or occupancy or unauthorized use of SWBT's facilities shall be deemed to constitute a ratification by SWBT of the unlicensed attachment or occupancy or unauthorized use, nor shall the payment by Applicant of fees and charges for unauthorized pole attachments or conduit occupancy exonerate Applicant from civil or criminal liability for any deliberate trespass or other illegal or wrongful conduct in connection with the placement or use of such unauthorized facilities.

                 ARTICLE 18:  REMOVAL OF APPLICANT'S FACILITIES

     18.01 Responsibility for Removing Facilities. Applicant shall be responsible for and shall bear all expenses arising out of or in connection with the removal of its facilities from SWBT's poles, ducts, conduits, and rights-of-way. Such removals shall be performed in accordance with the provisions of this article.

           (a) When practicable, Applicant shall give SWBT at least 30 days' advance notice in writing of its intent to remove facilities from any part of SWBT's conduit system and the proposed method of removal. The notice shall include the locations of the facilities to be removed, the name and telephone number of the manager responsible for removal of the facilities, and the estimated dates when removal of the facilities will begin and end.

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

           (b) Applicant shall, if requested by SWBT to do so, place a pull mandrel (slug) through all or any specified part of the duct which was occupied by Applicant.

           (c) Except as otherwise agreed upon in writing by the parties, Applicant must, after removing its facilities, plug all previously occupied ducts at the entrances to SWBT's manholes (if SWBT would itself plug the ducts under the same circumstances) in accordance with the standards set by SWBT for its own operations, provided that such standards have been communicated in writing to Applicant at least 60 days in advance of the removal of Applicant's facilities.

           (d) Applicant shall be solely responsible for the removal of its own facilities from SWBT's poles, ducts, conduits, and rights-of-way and for (1) paying all persons and entities which provide materials, labor, access to real or personal property, or other goods or services in connection with the removal of Applicant's facilities from SWBT's poles, ducts, conduits, or rights-of-way and (2) directing the activities of all such personnel while they are physically present on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way.

           (e) When Applicant no longer intends to occupy space on a SWBT pole or in a SWBT duct or conduit, Applicant will provide written notification to SWBT that it wishes to terminate the license with respect to such space and will remove its facilities from the space described in the notice. Upon removal of Applicant's facilities, the license shall terminate and the space shall be available for reassignment.

     18.02 Removal of Facilities Not in Active Use. At SWBT's request, Applicant shall remove from SWBT's poles, ducts, conduits, and rights-of-way any of Applicant's facilities which are no longer in active use; provided, however, that Applicant shall not be required to remove such facilities when due cause and justification exists for allowing them to remain in place. Applicant shall not be required to remove retired or inactive (dead) cables that have been overlashed by other facilities which remain in active use unless removal expenses are paid by the person or entity requesting removal of such facilities. Applicant shall not be required to remove cables that would require excavation to remove unless the person or entity requesting removal of such cables bears the expenses of such excavation in a manner analogous to the provisions of Section 10.02(c) of this Agreement. Applicant shall not abandon any of its facilities by leaving them on SWBT's poles, in SWBT's ducts, conduits, or rights-of-way, at any location where they may block or obstruct access to SWBT's poles or any part of SWBT's conduit system, or on any public or private property (other than property owned or controlled by Applicant) in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way.

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

     18.03 Removal Following Termination of License. Applicant shall remove its facilities from SWBT's poles, ducts, conduits, or rights-of-way within 60 days, or within such other period of time as shall be mutually agreeable to the parties, after termination of the license authorizing the attachment of such facilities to SWBT's poles or the placement of such facilities in SWBT's ducts, conduits, or rights-of-way.

     18.04 Removal Following Replacement of Facilities. Applicant shall remove facilities no longer in service from SWBT's poles or conduit system within 60 days, or within such other period of time as shall be mutually agreeable to the parties, after the date Applicant replaces existing facilities on a pole or in a conduit with substitute facilities on the same pole or in the same conduit; provided, however, that removal of facilities from the maintenance duct shall be governed by Sections 12.04, 13.03, and 15.02 of this Agreement and not by this section.

     18.05 Removal to Avoid Forfeiture. If the presence of Applicant's facilities on SWBT's poles or in SWBT's ducts, conduits, or rights-of-way would cause a forfeiture of the rights of SWBT to occupy the property where such pole, duct, conduit, or right-of-way is located, SWBT will promptly notify Applicant in writing and Applicant shall not, without due cause and justification, refuse to remove its facilities within such time as may be required to prevent such forfeiture. SWBT will give Applicant not less than 60 days from the date of notice to remove Applicant's facilities unless prior removal is required to prevent the forfeiture of SWBT's rights. At Applicant's request, the parties will engage in good faith negotiations with each other, with joint users, and with third-party property owners and cooperatively take such other steps as may be necessary to avoid the unnecessary removal of Applicant's facilities in the face of a threatened forfeiture.

     18.06 Notice of Completion of Removal Activities. Applicant shall give written notice to SWBT stating the date on which the removal of its facilities from SWBT's poles, ducts, conduits, and rights-of-way has been completed. Charges shall continue to accrue with respect to such facilities until Applicant's facilities have been removed, pull mandrels (slugs) have been pulled if required by Section 18.01(b) of this Agreement, Applicant has plugged all previously occupied ducts at the entrances to SWBT's manholes as required by Section 18.01(c) of this Agreement, and the notice required by this section has been given.

     18.07 Removal of Facilities by SWBT; Notice of Intent to Remove. If Applicant fails to remove its facilities from SWBT's poles, ducts, or conduits in accordance with the provisions of Sections 18.01-18.06 of this Agreement, SWBT may remove such facilities and store them at Applicant's expense in a public warehouse or elsewhere without being deemed guilty of trespass or conversion and without becoming liable to Applicant for any injury, loss, or damage resulting from such actions. SWBT shall give Applicant not less than 60 days prior written notice of its intent to remove Applicant's facilities pursuant to this section. The notice shall state:

                                    PAGE 72
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           (a)  the date when SWBT plans to commence removal of Applicant's facilities, and that Applicant may remove the facilities at Applicant's sole cost and expense at any time before the date specified;

           (b) SWBT's plans with respect to disposition of the facilities removed; and

           (c) that Applicant's failure to remove the facilities or make alternative arrangements with SWBT for removal and disposition of the facilities shall constitute an abandonment of the facilities and of any interest therein.

     18.08 Removal of Facilities by SWBT. If SWBT removes any of Applicant's facilities pursuant to this article, Applicant shall reimburse SWBT for SWBT's costs in connection with the removal, storage, delivery, or other disposition of the removed facilities.

     18.09 Reattachment or Subsequent Attachment Following Removal. After Applicant's facilities have been properly removed pursuant to the provisions of this article, neither the removed facilities nor replacement facilities shall be attached to SWBT's poles or placed in SWBT's conduit system until Applicant has first submitted new applications for the facilities and complied with the provisions of this Agreement.

                 ARTICLE 19:  RATES, FEES, CHARGES, AND BILLING

     19.01 Rates, Charges and Fees Subject to Applicable Laws, Regulations, Rules, and Commission Orders. All rates, charges and fees set forth in this Agreement, including rates, charges and fees set forth in APPENDIX I (Schedule of Rates, Fees, and Charges), shall be subject to all applicable federal and state laws, rules, regulations, and commission orders, including but not limited to (a) the Pole Attachment Act and rules, regulations, and commission orders issued thereunder and (b) applicable orders of the State Commission in interconnection arbitration proceedings.

     19.02 Schedule of Rates, Fees, and Charges. SWBT's current schedule of rates, fees, and charges is attached to this Agreement as APPENDIX I and incorporated herein as an integral part of this Agreement.

     19.03 Pole Attachment and Conduit Occupancy Fees. Until such time as the FCC authorizes the charging of different rates to cable television systems and telecommunications carriers, SWBT's annual rates for access to poles, ducts, conduits, and rights-of-way shall be the same for cable television systems and telecommunications carriers. For all attachments to SWBT's poles and occupancy of SWBT's ducts and conduits, Applicant will pay SWBT's semiannual pole attachment and conduit occupancy fees as specified in APPENDIX I. Pole attachment and conduit occupancy fees shall be assessed and billed with respect to (a) occupied space whether or not subject to a current license and (b) assigned space as well as occupied space. Fees for pole attachments shall

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be based on the number of Applicant's pole attachments as of the date of billing by SWBT and shall be calculated in accordance with applicable FCC rules, regulations, and orders. Fees for conduit occupancy shall be based on the number of duct feet occupied by or assigned to Applicant as of the date of billing by SWBT and shall be calculated in accordance with applicable FCC rules, regulations, and orders.

     19.04 Billing for and Payment of Pole Attachment and Conduit Occupancy Fees. Pole Attachment and conduit occupancy fees under this Agreement and licenses subject to this Agreement shall be payable semiannually in advance.

           (a) Bills shall be submitted to Applicant for two semiannual billing periods, the first period including charges for the months of January through June and the second including charges for the months of July through December.

           (b) Charges associated with newly licensed pole attachments and conduit occupancy shall be prorated on a daily basis and billed with the next semiannual bill.

           (c) Charges shall be adjusted and retroactively prorated on a daily basis following the removal of Applicant's facilities and shall be retroactively adjusted as a credit on the next semiannual bill.

     19.05 Application Fees. SWBT does not currently charge application fees in connection with requests for access to poles, ducts, conduits, and rights-of-way. SWBT does, however, impose charges, on a case-by case basis, for work performed in processing applications for access and preparing SWBT's poles, ducts, conduits, and rights-of-way to accommodate the facilities of parties seeking access.

     19.06 Charges for Pre-license Survey Work. Subject to applicable commission orders, Applicant will pay SWBT's charges for pre-license survey work associated with the processing of Applicant's request for access. SWBT's pre-license survey charges are not set on a fixed fee basis and will vary from case-to-case depending on such factors as the number and location of the poles, ducts, conduits, and rights-of-way subject to Applicant's access request, the completeness and quality of information submitted by the Applicant in its application, the nature of the facilities to be placed by Applicant, and the nature and extent of facilities modification, capacity expansion, and make-ready work proposed by Applicant.

     19.07 Charges for Facilities Modifications, Capacity Expansions, and Make-ready Work. Subject to applicable commission orders, Applicant will pay SWBT's charges for facilities modification, capacity expansion, and make-ready work performed by SWBT, or by persons acting on SWBT's behalf, as provided in other provisions of this Agreement and APPENDIX I.

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

     19.08 Contract Administration Fee. Subject to applicable commission orders, SWBT may charge Applicant a one-time contract administration as provided in APPENDIX I. This fee, if applicable, shall be assessed for work performed in the initial processing of this Agreement and shall be non-refundable upon acceptance of this Agreement by SWBT.

     19.09 Administrative Record-keeping Fees. Subject to applicable commission orders, SWBT may charge Applicant cost-based administrative record-keeping fees (e.g., fees associated with records and billing changes resulting from the sale, consolidation, or other transfer of Applicant's business or facilities, name changes, and the like) as provided in APPENDIX I.

     19.10 Charges for Work Performed by SWBT Employees. Except as otherwise specifically required by applicable commission orders, SWBT's charges to Applicant for worked performed by SWBT employees pursuant to this Agreement shall be computed by multiplying the fully loaded hourly rates for such employees times the number of hours required to perform the work. Disputes over SWBT's charges for work performed by SWBT employees, including disputes between the parties concerning the number of hours required to perform the work, shall be subject to the dispute resolution procedures of Article 30. Notwithstanding the execution of this Agreement, Applicant shall have the right to challenge the methodology utilized by SWBT to determine hourly rates for SWBT employees at any time in any forum having jurisdiction over the subject matter.

     19.11 Due Date for Payment, Interest on Past Due Invoices, Remedies for Non-payment and Procedures for Disputing Charges. For fees and charges other than charges for make-ready work, each bill or invoice submitted by SWBT to Applicant shall state the date that payment is due, which date shall be not less than 60 days after the date of the bill or invoice. Applicant will pay each such bill or invoice on or before the stated due date. For make-ready work, the payment due date shall be not less than 30 days after the date of the bill or invoice.

           (a) Interest on past due bills and invoices shall accrue at the rate of 12% per annum, or the maximum rate allowed by law, whichever is less.

           (b) Applicant's failure to pay SWBT's fees and charges shall be grounds for terminating this Agreement and licenses subject to this Agreement.

           (c) If Applicant fails to pay, when due, any fees or charges billed to Applicant under this Agreement, and any portion of such fees or charges remains unpaid more that 15 calendar days after the due date, SWBT may send Applicant a written notice advising Applicant that this Agreement, or specified licenses subject to this Agreement, may be terminated if such fees or charges are not paid within 15 calendar days after the date of the notice. Applicant must remit to SWBT all such unpaid fees or charges, whether disputed or undisputed, within 15 days


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                after the date of the notice. If Applicant pays disputed fees under protest, and it is later determined that such fees or any portion thereof should be refunded, the portion of fees to be refunded shall be refunded with interest at the rate of 12% per annum or the maximum rate allowed by law, whichever is less.

           (d) Applicant may dispute any fees or charges billed by SWBT to Applicant under this Agreement by invoking the dispute resolution procedures set forth in Article 30 of this Agreement.

           (e) If Applicant does not dispute such fees or charges and any portion of such undisputed fees or charges remains unpaid 30 calendar days after the date of the notice, SWBT may, to the extent permitted by the Pole Attachment Act and applicable rules, regulations, and commission orders, terminate this Agreement and licenses subject to this Agreement, suspend the processing of pending applications for access to SWBT's poles, ducts, conduits, and rights-of-way located in this State, and refuse to accept further applications for access until such undisputed fees or charges, together with accrued interest thereon, have been paid in full.

     19.12 Modification of Rates, Fees and Charges. Subject to applicable federal and state laws, rules, regulations, and commission orders, SWBT shall have the right to modify all rates, charges and fees set forth in this Agreement, including but not limited to those listed in APPENDIX I, as provided in this section.

           (a) Upon written notice to Applicant, SWBT may change, on a going-forward basis, the amounts of any rates, fees or charges assessed under this Agreement. Pole attachment and conduit occupancy rates shall not be increased more than once annually.

                (1) The notice shall state the effective date of the changes, which, in the event of a rate increase, shall be no earlier than the 60th day after the notice is given.

                (2) The changes shall be effective on the effective date stated in the notice unless stayed or prohibited by a court or agency of competent jurisdiction.

                (3) The changes shall be reflected on the first semiannual bill issued on or after the effective date specified in the notice.

           (b) If the rates, fees and charges set forth in the notice are not acceptable to Applicant, Applicant may, notwithstanding any other provisions of this Agreement, at Applicant's option (1) seek the renegotiation of this Agreement, (2) terminate this Agreement, or (3) seek relief through the


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

                dispute resolution process or before a court or agency of competent jurisdiction.

     19.13 Disputes Over Charging Methodologies. The parties acknowledge that the Pole Attachment Act grants the FCC regulatory authority over the rates, terms, and conditions of access to poles, ducts, conduits, and rights-of-way. The parties further acknowledge that, as of the date of this Agreement, this State has not elected to assume reverse preemptive regulatory authority over such rates, terms, and conditions by certifying to the FCC that it has made such election. Accordingly, complaints concerning and challenges to SWBT's charging methodologies shall be brought, in the first instance, before the FCC in accordance with FCC procedural rules unless this State elects to preempt FCC regulation of pole attachment rates, terms, and conditions of access; provided, however, that nothing contained in this section shall be construed as affecting the right of either party to seek relief from any court or agency of competent jurisdiction in connection with the negotiation, arbitration, and approval of interconnection agreements under 47 U.S.C. Section 252.

                   ARTICLE 20:  PERFORMANCE AND PAYMENT BONDS

     20.01 Bond May Be Required. SWBT may require Applicant, authorized contractors, and other persons acting on Applicant's behalf to execute performance and payment bonds (or provide other forms of security) in amounts and on terms sufficient to guarantee the performance of their respective obligations arising out of or in connection with this Agreement only as provided in subsections (a)-(b) of this section and Section 20.02. Bonds shall not be required for entities meeting all self-insurance requirements of Section
23.02 of this Agreement.

           (a) If Applicant elects to perform make-ready or facilities modification work under Section 6.08(c) or Sections 10.02-10.05 of this Agreement, SWBT may require Applicant, authorized contractors, and other persons acting on Applicant's behalf to execute bonds equivalent to those which would be required by SWBT if the work had been performed by contractors, subcontractors, or other persons selected directly by SWBT. No bonds shall be required of Applicant, authorized contractors, or other persons acting on Applicant's behalf except in those situations where a bond would be required if the work were being performed on SWBT's behalf.

           (b) No other bond shall be required of Applicant to secure obligations arising under this Agreement in the absence of due cause and justification.

           (c) If a bond or similar form of assurance is required of Applicant, an authorized contractor, or other person acting on Applicant's behalf, Applicant shall promptly submit to SWBT, upon request, adequate proof that the bond remains in full force and effect and provide certification

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                from the company issuing the bond that the bond will not be cancelled, changed or materially altered without first providing SWBT 60 days written notice.

           (d) SWBT may communicate directly with the issuer of any bond required by SWBT pursuant to this section to verify the terms of the bond, to confirm that the bond remains in force, and to make demand on the issuer for payment or performance of any obligations secured by the bond.

     20.02 Payment and Performance Bonds in Favor of Contractors and Subcontractors. Applicant shall be responsible for paying all employees, contractors, subcontractors, mechanics, materialmen and other persons or entities performing work or providing materials in connection with (a) the performance of facilities modification, capacity expansion, or make-ready work by Applicant, authorized contractors, or other persons acting on Applicant's behalf under Sections 6.08(c) and 10.02-10.05 of this Agreement or (b) the construction, attachment, use, inspection, maintenance, repair, rearrangement, modification, and removal of any of Applicant's facilities attached or to be attached to SWBT's poles or placed or to be placed within SWBT's ducts, conduits, or rights-of-way. In the event any claim or demand is made on SWBT by any such employee, contractor, subcontractor, mechanic, materialman, or other person or entity providing such materials or performing such work, SWBT may require, in addition to any security provided under Section 20.01 of this Agreement, that Applicant execute payment or performance bonds, or provide such other security, as SWBT may deem reasonable or necessary to protect SWBT from any such claim or demand.

                          ARTICLE 21:  INDEMNIFICATION

     21.01 Risks Associated with Outside Plant Operations. The parties acknowledge that SWBT's outside plant facilities include thousands of miles of pole lines, conduits, and rights-of-way located on public and private property throughout SWBT's service area, that SWBT cannot control or continuously monitor activities that occur at these sites, and that the risks associated with outside plant operations and facilities are not similar to the risks associated with operations occurring inside SWBT's central offices and other secure SWBT buildings and structures. The parties further acknowledge that the presence of multiple firms on or in poles, ducts, conduits, and rights-of-way owned or controlled by SWBT requires that liability risks be fairly allocated between the parties and that it is the parties' intent to allocate such risks in a just, reasonable, and nondiscriminatory manner which addresses known risks associated with the outside plant environment and activities and conditions at outside plant locations.

     21.02 Control of Premises. Applicant acknowledges that its employees and other persons acting on Applicant's behalf, and employees of joint users and other persons acting on behalf of joint users, will be present, without supervision or control by SWBT, and in many cases without SWBT's knowledge, on, within, and in the vicinity of

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SWBT's poles, ducts, conduits, and rights-of-way. During those times when
Applicant's employees and personnel are present at such sites, Applicant shall be deemed, for the purpose of allocating liabilities between the parties, to be an independent contractor in control of the premises except as otherwise provided in this section. Although SWBT inspectors may be present at the site of work being performed by Applicant or persons acting on Applicant's behalf, such inspectors shall have no authority to direct Applicant or personnel acting on Applicant's behalf concerning the method or manner by which the work is to be performed, and the presence of a SWBT inspector shall not result in SWBT's being deemed to be in control of the premises. When both parties are present and performing work operations at a site subject to this section, SWBT and Applicant shall be deemed to be jointly in control of the premises. When poles, ducts, conduits, or rights-of-way occupy property owned by third parties, neither party shall be deemed to be in control of the premises, except as otherwise provided by law, at times when such party's work operations are not in progress. Work operations shall be considered to be in progress from the time work commences until such work is completed whether or not employees of a party or persons acting on such party's behalf are actually present at the site.

     21.03 INDEMNITY AGAINST AND LIMITATIONS OF LIABILITY WITH RESPECT TO CERTAIN NEGLIGENT ACTS AND OMISSIONS. THIS ARTICLE INCLUDES PROVISIONS INDEMNIFYING EACH PARTY FROM LIABILITIES ARISING OUT OF OR IN CONNECTION WITH CERTAIN NEGLIGENT ACTS AND OMISSIONS OF SUCH PARTY. THIS ARTICLE ALSO INCLUDES PROVISIONS LIMITING THE LIABILITIES OF EACH PARTY ARISING OUT OF OR IN CONNECTION WITH CERTAIN NEGLIGENT ACTS AND OMISSIONS OF SUCH PARTY.

     21.04 Indemnities Excluded. Except as otherwise specifically provided in this article, neither party (as an "indemnifying party") shall be required to indemnify or defend the other party (as an "indemnified party") against, or hold the indemnified party harmless from, any suit, claim, demand, loss, damage, liability, fine, penalty, or expense arising out of:

           (a) any breach by the indemnified party of any provision of this Agreement or any breach by the indemnified party of the parties' interconnection agreement, if any;

           (b) the violation of any law by any employee of the indemnified party or other person acting on the indemnified party's behalf;

           (c) willful or intentional misconduct or gross negligence committed by any employee of the indemnified party or by any other person acting on the indemnified party's behalf; or

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

           (d) any negligent act or acts committed by any employee of the indemnified party or other person acting on the indemnified party's behalf, if such negligent act or acts are the sole producing cause of the injury, loss, or damage giving rise to the suit, claim, demand, loss, damage, liability, fine, penalty, or expense for which indemnity is requested.

     21.05 Workplace Injuries. The parties acknowledge that injuries may occur at sites where work is being performed by or for either party and that primary responsibility for preventing workplace injuries shall be placed on the party controlling work operations at the site. Workplace injuries may result from any of variety of causes, including but not limited to electrocution associated with contact with electric power lines on poles or use of defective equipment, falls from poles resulting from the negligence of the injured person or co-workers or due to the existence of unsafe conditions on or in the vicinity of the pole, cave-ins and other accidents at excavation sites, explosion of combustible gases within or in the vicinity of a conduit system, exposure to hazardous substances or noxious gases at the site, acts of God, and acts and omissions of third parties over whom neither party has control. Except as expressly provided in this Agreement to the contrary, each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses of every kind and character, on account of or in connection with any injury, loss, or damage suffered by any person, which arises out of or in connection with the personal injury or death of any employee of the indemnifying party (or other person acting on the indemnifying party's behalf) if such injury or death results, in whole or in part, from any occurrence or condition on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way; provided, however, that Applicant's indemnification duties under this section shall arise only if the person injured is present at such site in connection with the performance or anticipated performance of any act required or permitted to be performed by Applicant or by persons acting on Applicant's behalf pursuant to this Agreement. Indemnities provided by this section shall be subject to the exclusions set forth in Section 21.04 and include but are not limited to indemnities arising out of or in connection with claims arising from or in any way connected with any injury, sickness, disease, or death of any employee of the indemnifying party or any person acting on the indemnifying party's behalf attributable or allegedly attributable to occurrences or conditions on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way. EXCEPT AS PROVIDED ABOVE IN SUBSECTIONS 21.04(c)-(d), THE INDEMNIFYING PARTY'S INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION SHALL ARISE EVEN IF THE INJURY, SICKNESS, DISEASE, OR DEATH WAS ATTRIBUTABLE IN PART TO NEGLIGENT ACTS OR OMISSIONS OF THE INDEMNIFIED PARTY.

     21.06 Other Claims Brought Against Either Party by Employees and Other Persons Acting on the Other Party's Behalf. Nothing contained in this Agreement shall create any contractual liability or other liability on the part of either party to any employee, contractor, or subcontractor of the other party or any other person acting on the other party's behalf. Each party shall indemnify, on request defend, and hold the other

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party harmless from any and all suits, claims, demands, losses, damages, liabilities, or expenses of every kind and character (other than workplace injury claims subject to Section 21.05 above) made, brought, or sought against the indemnified party by any employee, contractor, or subcontractor of the indemnifying party or by any other person acting on the indemnifying party's behalf; provided, however, that this section shall apply only to suits, claims, demands, losses, damages, liabilities, or expenses related to the subject matter of this Agreement. Indemnities provided by this section shall be subject to the exclusions set forth in Section 21.04 and include but are not limited to indemnities arising out of or in connection with claims arising from or in any way connected with the employment relationship or other claimed relationship between the indemnifying party and the employee, contractor, subcontractor, or other person acting on the indemnifying party's behalf; claims arising out of disputes over payments due or allegedly due to any employee, contractor, subcontractor, or other person acting on the indemnifying party's behalf; and claims arising out of other contract disputes between the indemnifying party and the employee, contractor, subcontractor, or other person acting on the indemnifying party's behalf. EXCEPT AS PROVIDED ABOVE IN SUBSECTIONS 21.04(c)-(d), THE INDEMNIFYING PARTY'S INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION SHALL ARISE EVEN IF THE INJURY, LOSS, OR DAMAGE GIVING RISE TO THE INDEMNIFICATION CLAIM WAS ATTRIBUTABLE IN PART TO NEGLIGENT ACTS OR OMISSIONS OF THE INDEMNIFIED PARTY.

     21.07 Claims Brought Against Either Party by Vendors, Suppliers, Customers, and other Persons in Privity of Contract with the Other Party. The parties acknowledge that neither party controls the contractual relationships between the other party and vendors, suppliers, customers, and other persons in privity of contract with the other party and that nothing contained in this Agreement shall create any contractual or other liability of either party to any vendor, supplier, customer, or other person or entity in privity of contract with the other party. Each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, or expenses of every kind and character, made, brought, or sought against the indemnified party by any vendor, supplier, or customer of the indemnifying party or by any other person or entity in privity with the indemnifying party; provided, however, that this section shall apply only to suits, claims, demands, losses, damages, liabilities, or expenses related to the subject matter of this Agreement or Applicant's use of SWBT's poles, ducts, conduits, or rights-of-way. The indemnifying party may not, as a defense to any obligations of the indemnifying party under this section, assert that the indemnified party's claims against the indemnifying party are barred by any tariff or contract limitation of liability applicable to the indemnifying party's vendor, supplier, or customer or to such other person in privity of contract with the indemnifying party. Indemnities provided by this section shall be subject to the exclusions set forth in Section 21.04 and include but are not limited to indemnities for claims against either party arising out of or in connection with the failure by the other party to meet its obligations (including but not limited to contract and tariff obligations) to such other party's customers and suppliers. EXCEPT AS PROVIDED ABOVE IN SUBSECTIONS 21.04(c)-(d), THE INDEMNIFYING PARTY'S INDEMNIFICATION OBLIGATIONS UNDER THIS

SECTION SHALL ARISE EVEN IF THE INJURY, LOSS, OR DAMAGE GIVING RISE TO THE INDEMNIFICATION CLAIM WAS ATTRIBUTABLE IN PART TO NEGLIGENT ACTS OR OMISSIONS OF THE INDEMNIFIED PARTY.

     21.08 Claims Brought Against Either Party by Such Party's Own Employees, Contractors, Subcontractors, or Other Persons Acting on Such Party's Behalf, and Claims Brought Against Either Party by Such Party's Own Vendors, Suppliers, Customers, or Other Persons in Privity of Contract with Such Party. Neither party shall be entitled to indemnity, contribution, or subrogation from or by the other party with respect to any suits, claims, demands, losses, damages, liabilities, or expenses, of any kind or character, made, brought, or sought against such party by any employee, contractor, or subcontractor of such party, by any other person acting on behalf of such party, by any vendor, supplier, or customer of such party, or by any other person or entity in privity of contract with such party, if such suit, claim, demand, loss, damage, liability, or expense arises directly out of or in connection with the subject matter of this Agreement or the use by Applicant of SWBT's poles, ducts, conduits, or rights-of-way. Indemnities excluded by this section include, but are not limited to, indemnities for claims against either party arising out of or in connection with employment-related disputes between either party and its employees; claims against either party by contractors, subcontractors, and suppliers performing work or supplying materials to SWBT sites at the request of such party; and other failures by either party to meet its obligations (including but not limited to contract and tariff obligations) to such party's own customers and suppliers. THE INDEMNIFICATION EXCLUSIONS OF THIS SECTION SHALL APPLY EVEN IF THE INJURY, LOSS, OR DAMAGE GIVING RISE TO THE INDEMNIFICATION CLAIM WAS ATTRIBUTABLE IN PART TO THE NEGLIGENT ACTS OR OMISSIONS OF THE INDEMNIFYING PARTY BUT SHALL NOT APPLY IF THE INJURY, LOSS, OR DAMAGE GIVING RISE TO THE INDEMNIFICATION CLAIM AROSE FROM WILLFUL OR INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE COMMITTED BY ANY EMPLOYEE OF THE INDEMNIFYING PARTY OR ANY OTHER PERSON ACTING ON THE INDEMNIFYING PARTY'S BEHALF OR AROSE FROM ANY NEGLIGENT ACT OR ACTS COMMITTED BY ANY EMPLOYEE OF THE INDEMNIFYING PARTY OR OTHER PERSON ACTING ON THE INDEMNIFYING PARTY'S BEHALF, IF SUCH NEGLIGENT ACT OR ACTS ARE THE SOLE PRODUCING CAUSE OF THE INJURY, LOSS, OR DAMAGE GIVING RISE TO THE SUIT, CLAIM, DEMAND, LOSS, DAMAGE, LIABILITY, FINE, PENALTY, OR EXPENSE FOR WHICH INDEMNITY IS REQUESTED.

     21.09 Injuries to Third Parties and Third-party Property Owners Resulting from the Parties' Conduct. Each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character, on account of or in connection with the personal injury or death of any third party or physical damage to real or personal property owned by a third party, arising, in whole or in part, out of or in connection with the conduct of employees of the indemnifying party or other persons acting on the

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indemnifying party's behalf while such employees or other persons are present on, within, or in the vicinity of any SWBT pole, duct, conduit, or right-of-way in connection with the performance or anticipated performance of any act required or authorized to be performed pursuant to this Agreement. Indemnities provided by this section shall be subject to the exclusions set forth in Section
21.04 and include but are not limited to indemnities arising out of or in connection with personal injury, death, and property damage claims by third parties based on willful or intentional misconduct and negligent acts and omissions of the indemnifying party.

     21.10 Indemnification for Environmental Claims. The parties acknowledge that hazardous substances may be present on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way; that employees and other persons acting on the parties' behalf working on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way should be familiar with environmental laws and environmental concerns which arise in outside plant contexts; that all such employees and other persons should be prepared to recognize and deal with environmental contingencies existing at specific sites; and that liabilities associated with environmental claims arising out of or in connection with the subject matter of this Agreement shall be allocated between the parties as set forth in this section.

           (a) Each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character, on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, arising out of or in connection with the violation or breach, by any employee of the indemnifying party or other person acting on the indemnifying party's behalf, of (1) any federal, state, or local environmental statute, rule, regulation, ordinance, or other law or (2) any provision or requirement of this Agreement dealing with hazardous substances or protection of the environment.

           (b) Each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character, on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, arising out of or in connection with the release or discharge, onto any public or private property, of any hazardous substances, regardless of the source of such hazardous substances, by any employee of the indemnifying party, or by any person acting on the indemnifying party's behalf, while present on, within, or in the vicinity of any SWBT pole, duct, conduit, or right-of-way. Indemnities provided by this subsection include but are not limited to indemnities arising out of or in connection with the release or discharge of water and other substances from SWBT's manholes or other conduit facilities.

           (c) Each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character, on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, arising out of or in connection with the removal or disposal of any hazardous substances by the indemnifying party or by any person acting on the indemnifying party's behalf, or arising out of or in connection with the subsequent storage, processing or other handling of such hazardous substances by any person or entity after they have been removed by the indemnifying party or persons acting on the indemnifying party's behalf from the site of any SWBT pole, duct, conduit, or right-of-way. For the purposes of this subsection, any person or entity removing or disposing of hazardous substances at the request of the indemnifying party or at the request of any person acting on the indemnifying party's behalf, and any person or entity subsequently receiving, storing, processing, or otherwise handling such hazardous substances shall be considered to be a person acting on the indemnifying party's behalf.

           (d) Except as otherwise specifically provided in this section, neither party shall be required to indemnify or defend the other party against, or hold the other party harmless from any loss, damage, claim, demand, suit, liability, fine, penalty or expense for which the other party may be liable under any federal, state, or local environmental statute, rule, regulation, ordinance, or other law.

     21.11 Miscellaneous Claims. Applicant shall indemnify, on request defend, and hold SWBT harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, and expenses, of every kind and character, made, brought, or sought against SWBT by any person or entity, arising out of or in connection with the subject matter of this Agreement and based on either:

           (a) claims for taxes, municipal fees, franchise fees, right-to-use fees, and other special charges assessed on SWBT due to the placement or presence of Applicant's facilities on or within SWBT's poles, ducts, conduits, or rights-of-way; or

           (b) claims based on the violation by Applicant of any third party's intellectual property rights, including but not limited to claims for copyright infringement, patent infringement, or unauthorized use or transmission of television or radio broadcast programs or other program material.


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

     21.12 Applicant's General Indemnity Obligations to SWBT. This section applies only in those situations not expressly covered by Sections 21.05-21.11 and does not apply to any suit, claim, demand, loss, damage, or expense resulting from Applicant's enforcement of its rights against SWBT pursuant to this Agreement or other provisions in the parties' interconnection agreement, if any. Except as otherwise expressly provided in this Agreement to the contrary, and subject to the exclusions set forth in Section 21.04, Applicant shall indemnify, on request defend, and hold SWBT harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, and expenses, of every kind and character, on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, arising out of or in connection with Applicant's access to or use of SWBT's poles, ducts, conduits, or rights-of-way, Applicant's performance of any acts authorized under this Agreement, or the presence or activities of Applicant's employees or other personnel acting on Applicant's behalf on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way.

     21.13 SWBT's General Indemnity Obligations to Applicant. This section applies only in those situations not expressly covered by Sections 21.05-21.10 and does not apply to any suit, claim, demand, loss, damage, or expense resulting from SWBT's enforcement of its rights against Applicant pursuant to this Agreement or other provisions in the parties' interconnection agreement, if any. Except as otherwise expressly provided in this Agreement to the contrary, SWBT shall indemnify, on request defend, and hold Applicant harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, and expenses, of every kind and character, on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, arising out of or in connection with SWBT's access to or use of SWBT's poles, ducts, conduits, or rights-of-way, SWBT's performance of any acts authorized under this Agreement, or the presence or activities of SWBT's employees or other personnel acting on SWBT's behalf on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way.

     21.14 No Rights' Claims, Causes of Action, or Remedies for the Benefit of Third Parties. Nothing contained in this article is intended to create any rights, claims, causes of action, or remedies for the benefit of any third party.

     21.15 Assertion of Limitation of Liability Defenses. Each party shall diligently assert the limitation of liability provisions of any applicable tariff or contract in any case involving injury, loss, or damage to any customer of such party for which the other party is not exempt from indemnification liabilities to the indemnified party under this Agreement.

     21.16 Indemnity Liabilities Not Subject to Article 22 Limitations of Liability. Indemnity liabilities under this article shall not be subject to
Article 22 limitations of liability.

     21.17 Defense of Suits. Upon request by the indemnified party, the indemnifying party shall defend any suit brought against the indemnified party for any injury, loss, or

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damage subject to indemnification under this Agreement. The indemnified party shall notify the indemnifying party promptly in writing of any written claims, lawsuits, or demands for which the indemnifying party may be responsible under this Agreement. The indemnified party shall cooperate in every reasonable way to facilitate defense or settlement. The indemnifying party shall have the right to control and conduct the defense and settlement of any action or claim subject to consultation of the indemnified party. The indemnifying party shall not be responsible for any settlement unless the indemnifying party approved such settlement in advance and agrees to be bound by the settlement agreement.

             ARTICLE 22:  LIABILITIES AND LIMITATIONS OF LIABILITY

     22.01 LIMITATIONS OF LIABILITY WITH RESPECT TO NEGLIGENT ACTS AND OMISSIONS. THIS ARTICLE INCLUDES PROVISIONS LIMITING THE LIABILITIES OF EACH PARTY ARISING OUT OF OR IN CONNECTION WITH CERTAIN NEGLIGENT ACTS AND OMISSIONS OF SUCH PARTY.

     22.02 LIMITATIONS OF LIABILITY IN GENERAL. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTIONS 21.16 AND 22.05, NEITHER PARTY'S LIABILITY TO THE OTHER PARTY FOR DAMAGES ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY NEGLIGENT ACT OR OMISSION IN THE PERFORMANCE OF THIS AGREEMENT, WHETHER ARISING IN CONTRACT OR TORT, SHALL EXCEED IN THE AGGREGATE FOR ANY CALENDAR YEAR THE GREATER OF $250,000, OR THE TOTAL AMOUNT CHARGED BY SWBT TO APPLICANT UNDER THIS AGREEMENT FOR THE CALENDAR YEARS WHEN THE ACTS OR OMISSIONS GIVING RISE TO LIABILITY OCCURRED. NOTHING CONTAINED IN THIS SECTION SHALL BE CONSTRUED AS LIMITING EITHER PARTY'S LIABILITY FOR ACTS OR OMISSIONS CONSTITUTING WILLFUL OR INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE BY SUCH PARTY.

     22.03 EXCLUSION OF LIABILITY FOR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF ANTICIPATED PROFITS OR REVENUE OR OTHER ECONOMIC LOSS IN CONNECTION WITH OR ARISING FROM ANY ACT OR FAILURE TO ACT PURSUANT TO THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS ADVISED SUCH PARTY OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION LIMITS EACH PARTY'S LIABILITY FOR INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH NEGLIGENT (INCLUDING GROSSLY NEGLIGENT) ACTS OR OMISSIONS OF SUCH PARTY BUT DOES NOT LIMIT EITHER PARTY'S LIABILITY FOR INTENTIONAL MISCONDUCT.

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     22.04 SWBT Not Liable to Applicant for Acts of Third Parties or Acts of
God. By affording Applicant access to poles, ducts, conduits, and rights-of-way owned or controlled by SWBT, SWBT does not warrant, guarantee, or insure the uninterrupted use of such facilities by Applicant. Except as specifically provided in Section 22.05 of this Agreement, Applicant assumes all risks of injury, loss, or damage (and the consequences of any such injury, loss, or damage) to Applicant's facilities attached to SWBT's poles or placed in SWBT's ducts, conduits, or rights-of-way, and SWBT shall not be liable to Applicant for any damages to Applicant's facilities other than as provided in Section 22.05. In no event shall SWBT be liable to Applicant under this Agreement for any injury, loss, or damage resulting from the acts or omissions of (1) any joint user or any person acting on a joint user's behalf, (2) any governmental body or governmental employee, (3) any third-party property owner or persons acting on behalf of such property owner, or (4) any licensee, invitee, trespasser, or other person present at the site or in the vicinity of any SWBT pole, duct, conduit, or right-of-way in any capacity other than as a SWBT employee or person acting on SWBT's behalf. In no event shall SWBT be liable to Applicant under this Agreement for injuries, losses, or damages resulting from acts of God (including but not limited to storms, floods, fires, and earthquakes), wars, civil disturbances, espionage or other criminal acts committed by persons or entities not acting on SWBT's behalf, cable cuts by persons other than SWBT's employees or persons acting on SWBT's behalf, or other causes beyond SWBT's control which occur at sites subject to this Agreement.

     22.05 Damage to Facilities. Except as otherwise specifically provided in this section, neither party shall be liable to the other party for any injury, loss, or damage (or for the direct or indirect consequences of any such injury, loss, or damage) to such other party's facilities attached to SWBT's poles or placed within or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way.

           (a) Each party (the "responsible party"), and persons acting on behalf of the responsible party, shall exercise due care to avoid damaging the facilities of the other party (the "injured party"). In the event such damage occurs, the responsible party or persons acting on behalf of the responsible party shall immediately report such damages to the injured party, and the injured party shall promptly make such arrangements as may be necessary to restore service to its customers using the facilities affected.

           (b) The responsible party shall reimburse the injured party for the actual costs incurred by the injured party for repair of facilities damaged by the willful misconduct, grossly negligent acts, grossly negligent omissions, and negligent acts (but not negligent omissions other than grossly negligent omissions) of employees of the responsible party.

           (c) The responsible party shall reimburse the injured party for the actual costs incurred by the injured party for repair of facilities damaged by the

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                willful misconduct, grossly negligent acts or omissions, and negligent acts (but not negligent omissions other than grossly negligent omissions) of independent contractors acting on the responsible party's behalf; provided, however, that the injured party shall be limited to recovery of those costs which cannot be recovered from the independent contractor causing the damage. The responsible party shall not be liable to the injured party under this section until the injured party's claims against the independent contractor causing the damage have been adjudicated or settled and the amount of the injured party's claim against the responsible party is determinable.

           (d)  NEITHER PARTY SHALL BE REQUIRED BY
                THIS SECTION TO REIMBURSE THE OTHER PARTY FOR COSTS INCURRED AS A RESULT OF NEGLIGENT OMISSIONS OTHER THAN GROSSLY NEGLIGENT OMISSIONS COVERED BY SUBSECTIONS
                (c)-(d) OF THIS SECTION.

           (e)  THIS SECTION LIMITS, BUT DOES NOT
                EXCLUDE, THE RESPONSIBLE PARTY'S LIABILITY TO THE
                INJURED PARTY FOR DAMAGES CAUSED BY NEGLIGENT (INCLUDING GROSSLY NEGLIGENT) ACTS OF THE RESPONSIBLE PARTY AND PERSONS ACTING ON THE RESPONSIBLE PARTY'S BEHALF.

     22.06 No Limitations of Liability in Contravention of Federal or State Law. Nothing contained in this article shall be construed as exempting either party from any liability, or limiting such party's liability, in contravention of federal law or in contravention of the laws of this State.

     22.07 Claims Against Third Parties. Nothing contained in this article shall be construed as requiring either party to forego any claims that such party may have against third parties, including but not limited to contractors, subcontractors, or persons (other than the other party's employees) acting on the other party's behalf.

                             ARTICLE 23:  INSURANCE

     23.01 Insurance Required. Applicant shall comply with the insurance requirements specified in this section.

           (a) Unless Applicant has provided proof of self-insurance as permitted in Section 23.02 below, Applicant shall obtain and maintain in full force and effect, for so long as this Agreement remains in effect, insurance policies specified in APPENDIX IV of this Agreement. Each policy shall name SWBT as an additional insured and shall include provisions requiring the insurer to give SWBT notice of any lapse, cancellation, or

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                termination of the policy or any modification to the policy affecting SWBT's rights under the policy, including but not limited to any decrease in coverage or increase in deductibles.

           (b) Except as provided in this subsection, exclusions from coverage or deductibles, other than those expressly permitted in APPENDIX IV, must be approved in writing by SWBT. For authorized contractors and other contractors performing work on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way on Applicant's behalf, exclusions from coverage or deductibles, other than those expressly permitted in APPENDIX IV, must be approved in writing by Applicant.

           (c) Authorized contractors and other contractors performing work on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way on Applicant's behalf shall be required to meet the same insurance requirements applicable to contractors performing similar work on SWBT's behalf. Applicant shall be responsible for securing compliance by its contractors with this requirement and shall be liable to SWBT for any damages resulting from its failure to do so.

           (d) Self-insurance shall be permitted for persons and entities (including but not limited to Applicant and authorized contractors) meeting the self-insurance requirements set forth in Section 23.02;

     23.02 Proof of Insurance or Self-insurance. Proof of insurance or self-insurance shall be made pursuant to the provisions of this section.

           (a) Applicant shall submit to SWBT adequate proof (as determined by SWBT) that the companies insuring Applicant are providing all coverages required by this Agreement. Applicant's insurers shall provide SWBT with certifications that required coverages will not be cancelled, changed or materially altered (e.g., by increasing deductibles or altering exclusions from coverage) except after 30 days written notice to SWBT.

           (b) SWBT will accept certified proof of a person or entity's qualification as a self-insurer for Workers' Compensation and Employers Liability, where self-insurance is permitted, upon receipt of a current copy of a Certificate of Authority to Self-insure issued by the Workers' Compensation Commission of this State. SWBT will accept self-insurance by a person or entity in lieu of other Commercial General Liability and Automobile Liability Coverage if such person or entity warrants that its net worth, as shown by its most recent audited financial statement with no negative notes, is at least 10 times the minimum liability limits set forth in APPENDIX IV and SWBT is satisfied that such entity will be able to meet its liability obligations under this Agreement.

           (c)  Applicant shall be responsible for
                determining whether contractors and other persons present on Applicant's behalf on, within, and in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way meet the self-insurance requirements of this subsection. Applicant may accept certified proof of any such person's or entity's qualification as a self-insurer for Workers' Compensation and Employers Liability, where self-insurance is permitted, upon receipt of a current copy of a Certificate of Authority to Self-insure issued by the Workers' Compensation Commission of this State. Applicant may accept proof of self-insurance by a person or entity in lieu of other Commercial General Liability and Automobile Liability Coverage if such person or entity warrants that its net worth, as shown by its most recent audited financial statement with no negative notes, is at least 10 times the minimum liability limits set forth in APPENDIX IV and Applicant is satisfied that such entity will be able to meet its liability obligations with respect to activities performed on, within, and in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way.

     23.03 Licensing Contingent on Proof of Insurance. All insurance required in accordance with APPENDIX IV, or self-insurance as permitted in Section 23.02, must be in effect before SWBT will issue pole attachment or conduit occupancy licenses under this Agreement and shall remain in force until all of Applicant's facilities have been removed from SWBT's poles, ducts, conduits, and rights-of-way.

     23.04 Failure to Obtain or Maintain Coverage. Applicant's failure to obtain and maintain the required levels and types of insurance coverage required under this Agreement shall be grounds for termination of this Agreement and licenses subject to this Agreement. If an insurance carrier shall at any time notify Applicant or SWBT that any policy or policies of insurance required under this Agreement will be cancelled or changed in any manner which will result in Applicant's failure to meet the requirements of this Agreement, SWBT may terminate this Agreement and all licenses subject to this Agreement not less than 60 days after giving Applicant written notice of its intention to do so, and such termination shall be effective on the termination date specified in the notice unless Applicant has obtained (or made arrangements satisfactory to SWBT to obtain) the required coverage from another source. In the alternative, SWBT may, in its sole discretion, elect to take such action as may be necessary to keep such policy in effect with the required coverages.

                       ARTICLE 24:  ASSIGNMENT OF RIGHTS

     24.01 Assignment Permitted. Neither party may assign or otherwise transfer its rights or obligations under this Agreement except as provided in this section.

           (a) SWBT may assign its rights, delegate its benefits, and delegate its duties and obligations under this Agreement, without Applicant's consent, to any entity controlling, controlled by, or under common control with SWBT or which acquires or succeeds to ownership of substantially all of SWBT's assets.

           (b) Applicant may assign its rights, delegate its benefits, and delegate its duties and obligations under this Agreement, without SWBT's consent, to: any telecommunications carrier or cable system operator which (1) is entitled to access to SWBT's poles, ducts, conduits, and rights-of-way under the Pole Attachment Act and (2) controls, is controlled by, or is under common control with Applicant or acquires and succeeds to ownership of substantially all of Applicant's assets; provided, however, that such assignment shall not be effective until Applicant has given SWBT written notice of the assignment pursuant to Section 24.03 and guaranteed the performance of Applicant's assignee or successor. Applicant's assignee or successor shall assume all outstanding obligations of Applicant under this Agreement, including but not limited to all liabilities and contingent liabilities of Applicant arising out of or in connection with this Agreement.

           (c) Applicant may, ancillary to a bona fide loan transaction between Applicant and any lender, and without SWBT's consent, grant security interests or make collateral assignments in substantially all of Applicant's assets, including Applicant's rights under this Agreement, subject to the express terms of this Agreement. In the event Applicant's lender, in the bona fide exercise of its rights as a secured lender, forecloses on its security interest or arranges for a third party to acquire Applicant's assets through public or private sale or through an Agreement with Applicant, Applicant's lender or the third party acquiring Applicant's rights under this Agreement shall assume all outstanding obligations of Applicant under the agreement and provide proof satisfactory to SWBT that such lender or third party has complied or will comply with all requirements established under this Agreement. Notwithstanding any provisions of this Agreement to the contrary, such foreclosure by Applicant's lender or acquisition of assets by such third party shall not constitute a breach of this Agreement and, upon such foreclosure or acquisition, Applicant's lender or such third party shall succeed to all rights and remedies of Applicant under this Agreement (other than those rights and remedies, if any, which have not been transferred and, if Applicant is a debtor under the Federal Bankruptcy Code, those rights, if any, which remain a part of the debtor's estate notwithstanding an attempted foreclosure or transfer) and to all duties and obligations of Applicant under the Agreement, including liability to

                SWBT for any act, omission, default, or obligation that arose or occurred under the Agreement prior to the date on which such lender or third party succeeds to the rights of Applicant under the Agreement, as applicable.

                (1) In the event Applicant or Applicant's lender requests that SWBT, in connection with a bona fide loan transaction between Applicant and Applicant's lender, sign any additional consents, or make other accommodations to protect such lender's interest, Applicant or Applicant's lender shall reimburse SWBT for all expenses incurred by SWBT in connection with such requests and accommodations, including but not limited to in-house or outside legal expenses incurred by SWBT in processing the request.

                (2) In the event Applicant or Applicant's lender desires that SWBT provide notices to Applicant's lender or permit Applicant's lender, in the event of a breach, to cure any default or termination event if Applicant fails to do so, Applicant shall notify SWBT's authorized agent, as designated in Article 29 of this Agreement, that such notices may be sent to Applicant's lender as well to Applicant. Nothing contained in this subsection shall be construed as imposing any duty on SWBT in favor of Applicant's lender, and this section shall not be construed to provide Applicant's lender or any other third parties with any rights, claims, causes of action of any kind. Applicant waives any and all claims or causes of action, of every kind and character, past, present, or future, arising out of or in connection with the giving of any notice to Applicant's lender pursuant to this section or any failure to give such notice.

           (d) Either party may assign or transfer rights or obligations under this Agreement on such terms and conditions as are mutually acceptable to the other party and with such other party's prior written consent, which consent may be withheld only for due cause and justification.

           (e) No assignment or transfer by Applicant of rights under this Agreement, licenses subject to this Agreement, or authorizations granted under this Agreement shall be effective until Applicant, its successors, and assigns have complied with the provisions of this article, secured SWBT's prior written consent to the assignment or transfer, if necessary, and given SWBT notice of the assignment or transfer pursuant to Section 24.03.

           (f) Except as otherwise expressly provided in this article, neither this Agreement, nor any licenses or authorizations subject to this Agreement, shall inure to the benefit of Applicant's successors or assigns without SWBT's prior written consent.

     24.02 Incorporations, Mergers, Acquisitions, and Other Changes in Applicant's Legal Identity. When the legal identity or status of Applicant changes, whether by incorporation, reincorporation, merger, acquisition, or otherwise, such change shall be treated as an assignment subject to the provisions of this article.

     24.03 Notice of Assignment. Applicant shall provide SWBT with 60 days advance notice in writing of any assignment.

     24.04 Assignment Shall Not Relieve Applicant of Prior Obligations. Except as otherwise expressly agreed by SWBT in writing, no assignment permitted by SWBT under this Agreement shall relieve Applicant of any obligations arising under or in connection with this Agreement, including but not limited to indemnity obligations under Article 21 of this Agreement or the interconnection agreement, if any.

     24.05 Satisfaction of Existing Obligations and Assumption of Contingent Liabilities. SWBT may condition its approval of any requested assignment or transfer on the assignee's or successor's payment or satisfaction of all outstanding obligations of Applicant under this Agreement and the assignee's or successor's assumption of any liabilities, or contingent liabilities, of Applicant arising out of or in connection with this Agreement.

     24.06 Satisfaction of All Other Licensing Requirements. Applicant's assignee or successor must, within 60 days following the assignment, provide proof satisfactory to SWBT that such assignee or successor has complied or will comply with all licensing requirements established under this Agreement, including but not limited to requirements that such assignee or successor verify, to the best of its information and belief, as provided in Section 17.03, that all facilities owned or used by such assignee or successor and presently attached to SWBT's poles or placed within any portion of SWBT's conduit system within this State have been disclosed to SWBT and are subject to existing licenses and that such assignee or successor has complied with the insurance requirements set forth in Article 23 of this Agreement.

     24.07 Additional Post-Assignment Requirements. Applicant's assignee or successor shall, within 60 days following the assignment:

           (a) sign this Agreement as an assignee or successor expressly agreeing to be bound by all provisions of this Agreement and licenses subject to this Agreement;

           (b) provide proof, satisfactory to SWBT, of such assignee's assumption of the obligations of this Agreement; and

           (c) pay a one-time contract administration fee, as provided in APPENDIX I of this Agreement, if no Master Agreement for Access to SWBT's Poles,

                Ducts, Conduits, or Rights-of-Way between SWBT and such assignee is in effect for this State, or an administrative record-keeping fee as provided in APPENDIX I of this Agreement, if there is a Master Agreement in effect for this State.

     24.08 Sublicenses Prohibited. Nothing contained in this Agreement shall be construed as granting Applicant the right to sublicense any rights under this Agreement or licenses subject to this Agreement to any third party. Except as otherwise expressly permitted in this Agreement, Applicant shall not allow third party to attach or place facilities to or in pole or conduit space occupied by or assigned to Applicant or to utilize such space.

               ARTICLE 25:  TERMINATION OF AGREEMENT OR LICENSES;
                             REMEDIES FOR BREACHES

     25.01 Termination Due to Non-Use of Facilities or Loss of Required Authority. Applicant shall, by written notice to SWBT, terminate this Agreement and all licenses subject to this Agreement if Applicant ceases to have authority to do business or ceases to do business in this State, ceases to have authority to provide or ceases to provide cable television services in this State (if Applicant is cable television system having access to SWBT's poles, ducts, conduits or rights-of-way solely to provide cable television service), ceases to have authority to provide or ceases to provide telecommunications services in this State (if Applicant is a telecommunications carrier which does not also have authority to provide cable television service in this State), or ceases to make active use of SWBT's poles, ducts, conduits, and rights-of-way in this State. Applicant shall, by written notice to SWBT, terminate individual licenses subject to this Agreement if (a) Applicant ceases to utilize the pole attachment or conduit occupancy space subject to such licenses or (b) Applicant's permission to use or have access to particular poles, ducts, conduits, or rights-of-way has been revoked, denied, or terminated for reasons of safety or any other lawful reason by any federal, state, or local governmental authority or third-party property owner having authority to revoke, deny, or terminate such use or access. Responsibility for terminating this Agreement or individual licenses under the circumstances set forth in this section shall be a contractual obligation imposed on Applicant, and the failure by Applicant to terminate this Agreement or individual licenses pursuant to this section shall be a material breach of this Agreement.

     25.02 Limitation, Termination, or Refusal of Access for Certain Material Breaches. Applicant's access to SWBT's poles, ducts, conduits, and rights-of-way shall not materially interfere with or impair service over any facilities of SWBT or any joint user, cause material damage to SWBT's plant or the plant of any joint user, impair the privacy of communications carried over the facilities of SWBT or any joint user, or create serious hazards to the health or safety of any persons working on, within, or in the vicinity of SWBT's poles, ducts, rights-of-way or to the public. Upon reasonable notice and opportunity to cure, SWBT may limit, terminate or refuse access if Applicant violates this provision; provided, however, that such limitation, termination or refusal will be limited to Applicant's access to poles, ducts, conduits, and rights-of-way located in the SWBT construction district in which the violation occurs, shall be as narrowly limited in time and geographic scope as may be necessary to enable Applicant to adopt suitable controls to prevent further violations, and shall be subject to review, at Applicant's request, pursuant to the dispute resolution procedures set forth in this Agreement (or, if applicable, the parties' interconnection agreement) or, as permitted by law, before any court, agency, or other tribunal having jurisdiction over the subject matter. In the event Applicant invokes dispute resolution procedures or seeks review before a court, agency, or other tribunal having jurisdiction of the subject matter, the limitation, termination, or refusal of access may be stayed or suspended by agreement of the parties or by order of the tribunal having jurisdiction over the parties' dispute.

     25.03 Notice and Opportunity to Cure Breach. In the event of any claimed breach of this Agreement by either party, the aggrieved party may give written notice of such claimed breach as provided in this section.

           (a)  The notice shall set forth in reasonable detail:

                (1) the conduct or circumstances complained of, together with the complaining party's legal basis for asserting that a breach has occurred;

                (2)  the action believed necessary to cure the alleged breach;
                     and

                (3) any other matter the complaining party desires to include in the notice.

           (b) Except as provided in Section 25.02 and subsection (c) of this section, the complaining party shall not be entitled to pursue any remedies available under this Agreement or relevant law unless such notice is given and (1) the breaching party fails to cure the breach within 30 days of such notice, if the breach is one which can be cured within 30 days, or (2) the breaching party fails to commence promptly and pursue diligently a cure of the breach, if the required cure is such that more than 30 days will be required to effect such cure; provided, however, that nothing contained in this section shall preclude either party from invoking the dispute resolution procedures set forth in
                Article 30 of this Agreement, or any complaint or dispute resolution procedures offered by the FCC or State Commission, at any time.

           (c) Nothing contained in this section shall preclude either party from filing a complaint or bringing suit in any court, agency, or other tribunal of competent jurisdiction to restrain or enjoin any conduct of the other party which threatens the complaining party with irreparable injury, loss

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                or damage without first giving the notice otherwise required by subsection (b).

     25.04 Remedies for Breach. Subject to the provisions of this article and the dispute resolution procedures of Article 30, either party may terminate this Agreement in the event of a material breach by the other party or exercise any other legal or equitable right which such party may have to enforce the provisions of this Agreement. Except as otherwise specifically provided in
Section 30.07, in any action based on an alleged breach of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred by such party, including but not limited to reasonable attorneys' fees.

                        ARTICLE 26:  FAILURE TO ENFORCE

     26.01 No Waiver. The failure by either party to take action to enforce compliance with any of the terms or conditions of this Agreement, to give notice of any breach, or to terminate this Agreement or any license or authorization subject to this Agreement shall not constitute a waiver or relinquishment of any term or condition of this Agreement, a waiver or relinquishment of the right to give notice of breach, or waiver or relinquishment of any right to terminate this Agreement. Notwithstanding any such failure, all terms and conditions of this Agreement and all rights of either party hereunder shall be and remain at all times in full force and effect.

          ARTICLE 27:  EFFECTIVE DATE, TERM, AND ELECTIVE TERMINATION

     27.01 Effective Date. This Agreement shall be effective as of the _____ day of ________________, 199_, or, if this Agreement has been entered into as an appendix, attachment, or exhibit to an interconnection agreement between the parties, the date of approval by the State Commission of the interconnection agreement, whichever date first occurs.

     27.02 Initial Term. Unless sooner terminated as herein provided, the initial term of this Agreement shall run from the effective date until the end of the calendar year which includes the effective date.

     27.03 Automatic Renewal. Unless sooner terminated as herein provided, this Agreement shall be automatically renewed for successive one-year terms beginning on the first day of each calendar year after the effective date.

     27.04 Elective Termination. Either party may terminate this Agreement by giving the other party at least six months prior written notice as provided in this section.

           (a)  Applicant may terminate this Agreement with or without cause.

           (b)  The parties acknowledge that the Pole
                Attachment Act, 47 U.S.C. Section 224(e), as added by the Telecommunications Act of 1996, expressly directs the FCC to promulgate new regulations governing charges to telecommunications carriers for access to poles, ducts, conduits, and rights-of-way and that such new regulations are to take effect five years after the date of enactment of the Telecommunications Act of 1996 (that is, February 8, 2001). The parties further acknowledge that due to nondiscrimination requirements, it is desirable that formal attachment agreements establishing rates, terms, and conditions of access be revised simultaneously, to the extent possible. Accordingly, the parties agree that SWBT may terminate this Agreement only for cause during the period beginning with the effective date of this Agreement through February 8, 2001. Thereafter, SWBT may terminate this Agreement with or without cause, subject to the provisions of subsection (d) and Section 27.05 below.

           (c)  The notice of termination shall state
                the effective date of termination, which date shall be no earlier than the last to occur of the following dates: the last day of the current term of this Agreement or six months after the date the notice is given.

           (d) The elective termination of this Agreement by SWBT under this section shall not require immediate removal of Applicant's facilities from poles, ducts, conduits, and rights-of-way owned or controlled by SWBT and shall be subject to the provisions of
                Section 27.05 below; provided, however, that Applicant shall, within 60 days after the effective date of the termination, either initiate negotiations for continued access to SWBT's poles, ducts, conduits, and rights-of-way or remove its facilities in accordance with the provisions of Article 18 of this Agreement.

     27.05 Effect of Elective Termination. Elective termination of this Agreement by Applicant, as permitted under Section 27.04 of this Agreement, shall not affect Applicant's liabilities and obligations incurred under this Agreement prior to the effective date of termination and shall not entitle Applicant to the refund of any advance payment made to SWBT under this Agreement. Elective termination of this Agreement by SWBT shall not affect SWBT's obligations to afford access to SWBT's poles, ducts, conduits, and rights-of-way owned or controlled by SWBT as required by the Pole Attachment Act, the Telecommunications Act of 1996, and other applicable laws, regulations, and commission orders.

                  ARTICLE 28:  CONFIDENTIALITY OF INFORMATION

     28.01 Information Provided by Applicant to SWBT. Except as otherwise specifically provided in this Agreement, all company-specific and customer-specific information submitted by Applicant to SWBT in connection with this Agreement (including but not limited to information submitted in connection with Applicant's applications for the assignment of pole attachment and occupancy space and for pole attachment and conduit occupancy licenses) shall be deemed to be "confidential" or "proprietary" information of Applicant and shall be subject to the terms set forth in this article. Confidential or proprietary information specifically includes information or knowledge related to Applicant's review of records regarding a particular market area, or relating to assignment of space to Applicant in a particular market area, and further includes knowledge or information about the timing of Applicant's request for or review of records or its inquiry about SWBT facilities. This article does not limit the use by SWBT of aggregate information relating to the occupancy and use of SWBT's poles, ducts, conduits, and rights-of-way by firms other than SWBT (that is, information submitted by Applicant and aggregated by SWBT in a manner that does not directly or indirectly identify Applicant).

     28.02 Access Limited to Persons with a Need to Know. Confidential or proprietary information provided by Applicant to SWBT in connection with this Agreement shall not be disclosed to, shared with, or accessed by any person or persons (including but not limited to personnel involved in sales, marketing, competitive intelligence, competitive analysis, strategic planning, and similar activities) other than those who have a need to know such information for the limited purposes set forth in Sections 28.03-28.06.

     28.03 Permitted Uses of Applicant's Confidential Information. Notwithstanding the provisions of Sections 28.01 and 28.02 above, SWBT and persons acting on SWBT's behalf may utilize Applicant's confidential or proprietary information for the following purposes: (a) posting information, as necessary, to SWBT's outside plant records; (b) placing, constructing, installing, operating, utilizing, maintaining, monitoring, inspecting, repairing, relocating, transferring, conveying, removing, or managing SWBT's poles, ducts, conduits, and rights-of-way and any SWBT facilities located on, within, or in the vicinity of such poles, ducts, conduits, and rights-of-way;
(c) performing SWBT's obligations under this Agreement and similar agreements with third parties; (d) performing SWBT's general obligations to afford nondiscriminatory access to telecommunications carriers and cable television systems under the Pole Attachment Act; (e) determining which of SWBT's poles, ducts, conduits, and rights-of-way are (or may in the future be) available for SWBT's own use, and making planning, engineering, construction, and budgeting decisions relating to SWBT's poles, ducts, conduits, and rights-of-way; (f) preparing cost studies; (g) responding to regulatory requests for information;
(h) maintaining SWBT's financial accounting records; and (i) complying with other legal requirements relating to poles, ducts, conduits, and rights-of-way.

     28.04 Access by Third Parties. Information reflecting the assignment of pole attachment and conduit occupancy space to Applicant may be made available to personnel of third parties seeking access to SWBT's records under provisions, and subject to protections, equivalent to those contained and required by Section 7.03 of this Agreement.

     28.05 Defense of Claims. In the event of a dispute between SWBT and any person or entity, including Applicant, concerning SWBT's performance of this Agreement, satisfaction of obligations under similar agreements with third parties, compliance with the Pole Attachment Act, compliance with the Telecommunications Act of 1996, or compliance with other federal, state, or local laws, regulations, commission orders, and the like, SWBT may utilize confidential or proprietary information submitted by Applicant in connection with this Agreement as may be reasonable or necessary to demonstrate compliance, protect itself from allegations of wrongdoing, or comply with subpoenas, court orders, or reasonable discovery requests; provided, however, that SWBT shall not disclose Applicant's proprietary or confidential information without first, at SWBT's option: (a) obtaining an agreed protective order or nondisclosure agreement that preserves the confidential and proprietary nature of Applicant's information; (b) seeking such a protective order as provided by law if no agreed protective order or nondisclosure agreement can be obtained; or (c) providing Applicant notice of the subpoena, demand, or order and an opportunity to take affirmative steps of its own to protect such proprietary or confidential information.

     28.06 Response to Subpoenas, Court Orders, and Agency Orders. Nothing contained in this article shall be construed as precluding SWBT from complying with any subpoena, civil or criminal investigative demand, or other order issued or entered by a court or agency of competent jurisdiction; provided, however, that SWBT shall not disclose Applicant's proprietary or confidential information without first, at SWBT's option: (a) obtaining an agreed protective order or nondisclosure agreement that preserves the confidential and proprietary nature of Applicant's information; (b) seeking such a protective order as provided by law if no agreed protective order or nondisclosure agreement can be obtained; or (c) providing Applicant notice of the subpoena, demand, or order and an opportunity to take affirmative steps of its own to protect such proprietary or confidential information.

     28.07 Other Uses of Confidential Information. No other uses of confidential information received from Applicant pursuant to this Agreement are authorized or permitted without Applicant's express written consent.

                              ARTICLE 29:  NOTICES

     29.01 Notices to Applicant. Except as otherwise provided in APPENDIX VI ("Notices to Applicant"), all written notices required to be given to Applicant shall be delivered or mailed to Applicant's duly authorized agent or attorney, as designated in this section.

           (a) Such notice may be delivered to Applicant's duly authorized agent or attorney in person or by agent or courier receipted delivery.

           (b) Such notice may be mailed to Applicant's duly authorized agent or attorney by registered or certified mail, return receipt requested. When notice is given by mail, such notice shall be complete upon deposit of the notice, enclosed in a postpaid, properly addressed wrapper, in a post office or official depository under the care and control of the United States Postal Service and shall be deemed to have been given three days after the date of deposit.

           (c)  Applicant may authorize delivery of
                the notice by telephonic document transfer to the Applicant's duly authorized agent or attorney. Notice by telephonic document transfer after 5:00 p.m. local time of the recipient shall be deemed given on the following day.

           (d)  Notices to Applicant shall be sent to
                the authorized agent or attorney designated below:

                Name: ___________________________________________________

                Title: __________________________________________________

                Firm: ___________________________________________________

                Address: ________________________________________________

                City/State/Zip: _________________________________________

     29.02 Notices to SWBT. Except as otherwise provided in APPENDIX VII ("Notices to SWBT"), all written notices required to be given to SWBT shall be delivered or mailed to SWBT's duly authorized agent or attorney, as designated in this section.

                  (a)  Such notice may be delivered to
                       SWBT's duly authorized agent or attorney in person or by agent or courier receipted delivery.

                  (b)  Such notice may be mailed to SWBT's
                       duly authorized agent or attorney by registered or certified mail, return receipt requested. When notice is given by mail, such notice shall be complete upon deposit of the notice, enclosed in a postpaid, properly addressed wrapper, in a post office or official depository under the care and control of the United States Postal Service and shall be deemed to have been given three days after the date of deposit.

                  (c)  SWBT may authorize delivery of the
                       notice by telephonic document transfer to SWBT's duly authorized agent or attorney. Notice by telephonic document transfer after 5:00 p.m. local time of the recipient shall be deemed given on the following day.

                  (d) On the effective date of this Agreement, and until further notice to Applicant, SWBT's duly authorized agent shall be the Utility Liaison Supervisor ("ULS") designated in APPENDIX VIII.

     29.03 Changes in Notice Requirements. Either party may, from time to time, change notice addressees and addresses by giving written notice of such change to the other party. Such notice shall state, at a minimum, the name, title, firm, and full address of the new addressee.

                        ARTICLE 30:  DISPUTE RESOLUTION

     30.01 Purpose. The provisions of this article are intended to minimize litigation between the parties with respect to disputes arising in connection with this Agreement and shall be construed accordingly. Any dispute between the parties arising under this Agreement may be submitted by either party for resolution under this article.

     30.02 Exclusive Remedy for Monetary Claims under $25,000. Except for actions seeking injunctive relief related to the purposes of this Agreement or suits to compel compliance with the dispute resolution processes set forth in this article, the parties agree to use the dispute resolution processes set forth in this Agreement as their sole remedy with respect to any monetary claim of $25,000 or less which arises out of or in connection with this Agreement.

     30.03 Prerequisite to Litigation. The provisions of this article shall also apply to all disputes, without regard to the amount in controversy, in which Applicant contests charges billed by SWBT to Applicant under the terms of this Agreement. No suit, except for actions seeking injunctive relief related to the purposes of this Agreement or suits to compel compliance with the dispute resolution processes set forth in this article, shall be filed by either party against the other with respect to such contested charges until the parties have engaged in good faith negotiations as provided in Section 30.04, and, if the parties agree, in mediation under Section 30.05.

     30.04 Good Faith Negotiation. Good faith negotiation as provided in this section shall be the first step in the dispute resolution process.

                  (a)  With respect to any dispute subject
                       to the provisions of this article, either party may initiate negotiation proceedings by writing a certified or registered letter to the other party setting forth the particulars of the dispute, the terms of the Agreement that are involved, and a suggested resolution of the problem.

                  (b)  The recipient of the letter shall
                       respond within 21 days to the proposed solution. The recipient shall either agree to the proposed solution or explain its disagreement.

                  (c) If the correspondence does not resolve the dispute, each party, at the request of either party, will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve the dispute. The location, form, frequency, duration, and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations.

                  (d) Discussions and correspondence among the representatives as provided by this section are for purposes of settlement, are exempt from discovery and production, and shall not be admissible in arbitration, judicial, regulatory, or other proceedings in any forum.

     30.05 Mediation. If the parties agree to mediation, the mediation may be conducted as provided in this section or in such other manner as may be mutually agreeable to the parties.

                  (a) If agreed to by the parties, the dispute shall be referred to the nearest office of the American Arbitration Association, or such other mediator as may be selected by agreement of the parties, for mediation, that is, an informal, non-binding conference or conferences between the parties in which a mediator will seek to guide the parties to a resolution of the dispute.

                  (b) If the dispute is referred to the American Arbitration Association, the parties are free to select any mutually acceptable panel member from the list of mediators at the American Arbitration Association. If the parties cannot agree or have no particular choice of a mediator and simply request that the American Arbitration Association assign a mediator to the dispute, then a list and resumes of available mediators, numbering one more than there are parties, will be sent to the parties, each of whom may strike one name leaving the remaining name as the mediator. If more than one name remains, the designated mediator shall be selected by the Administrator of the American Arbitration Association from the remaining names.

                  (c)  Mediation sessions shall be private.

                  (d)  All records, reports or other
                       documents considered by the mediator shall be confidential.

                  (e)  The parties agree that the mediator
                       shall not be compelled to divulge confidential materials or to testify about the mediation in arbitration, regulatory, judicial, or other proceedings in any forum.

                  (f) The parties agree to maintain the confidentiality of the mediation and shall not rely on, or introduce as evidence in any arbitration, judicial, or other proceeding:

                        (1)  views expressed or
                             suggestions made by the other party with respect to a possible settlement of the dispute;

                        (2)  admissions made by the
                             other party during the mediation proceedings;

                        (3)  proposals made or views
                             expressed by the mediator; or

                        (4)  the fact that the other
                             party had or had not indicated willingness to accept a proposal for settlement made by the mediator.

                  (g) Subsections (e) and (f) of this section shall apply to anything said, done or occurring in the course of the mediation, including any private caucus or discussions between the mediator and any party or counsel before or after the joint mediation session. There shall be no stenographic record of the mediation process, except to memorialize a settlement record.

                  (h) The mediation process shall be considered settlement negotiation for the purpose of all state and federal rules protecting disclosures made during such conferences from later discovery or use in evidence. All conduct, statements, promises, offers, views, and opinions, oral or written, made during the mediation by any party or a party's agent, employee, or attorney are confidential and, where appropriate, are to be considered work product and privileged. Such conduct, statements, promises, offers, views, and opinions shall not be subject to discovery or admissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties; provided, however, that evidence otherwise subject to discovery or admissible is not excluded from discovery or admission in evidence simply as a result of its having been used in connection with this settlement process.

     30.06 Arbitration. If negotiations and mediations do not resolve the dispute within 90 days after the initiation of dispute resolution proceedings as provided in subsection (a) of Section 30.04 of this Agreement, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association if the dispute involves any monetary claim of $25,000 or less which arises out of or in connection with this Agreement. The parties may voluntarily elect to arbitrate disputes in which the amount in controversy exceeds $25,000, but they shall not be required by this Agreement to do so.

                  (a) Either party may demand such arbitration in accordance with the procedures set out in the Commercial Arbitration Rules.

                  (b)  Discovery shall be controlled by the
                       arbitrator and shall be permitted to the extent set out in this subsection.

                        (1) Each party may submit in writing to any other party, and such other party shall so respond, to a maximum of any combination of 35 of the following: interrogatories, document production requests, and requests for admissions. The interrogatories, document production requests, and requests for admissions shall not have subparts.

                        (2) Additional discovery may be permitted upon mutual agreement of the parties or upon order of the arbitrator on a showing of good cause.

                  (c) The arbitrator shall control the scheduling so as to process the matter expeditiously. The times set forth in this subsection shall apply unless extended upon mutual agreement of the parties or by the arbitrator on a showing of good cause.

                        (1) The arbitration hearing shall commence within 60 days of the demand for arbitration and shall be held, in the absence of agreement by the parties to a different venue, in St. Louis, Missouri.

                        (2) The parties shall submit written briefs five days before the hearing.

                        (3) The arbitrator shall rule on the dispute by issuing a written opinion within 30 days after the close of hearings.

                        (4) The arbitrator shall have no authority to order punitive or consequential damages.

                        (5) Judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

     30.07 Costs. Except as specifically provided in this section, each party shall bear its own costs of all dispute resolution procedures under this article.

                  (a)  A party seeking discovery shall
                       reimburse the responding party for the costs incurred by the responding party in producing documents.

                  (b)  The parties shall equally split the
                       fees of the arbitration and the arbitrator.

     30.08 No Abridgment of Rights under the Communications Act of 1934 or the Pole Attachment Act. Nothing contained in this article shall abridge the rights of either party to seek relief from the FCC with respect to any dispute subject to the jurisdiction of the FCC under the Communications Act of 1934 or the Pole Attachment Act, or from the State Commission with respect to any dispute subject to its jurisdiction, except that the parties may not seek relief from the FCC or the State Commission with respect to any dispute that has already been resolved by mediation under Section 30.05 or by binding arbitration under Section 30.06.

                       ARTICLE 31:  ACCESS TO APPLICANT'S
                   POLES, DUCTS, CONDUITS, AND RIGHTS-OF-WAY

     31.01 No Reciprocal Access to Applicant's Facilities. This Agreement does not include provisions for reciprocal access by SWBT to Applicant's poles, ducts, conduits, and rights-of-way.

                        ARTICLE 32:  GENERAL PROVISIONS

     32.01 Entire Agreement. This Agreement, together with the interconnection agreement, if any, to which this Agreement is an appendix,attachment, or exhibit, sets forth the entire understanding and agreement of the parties.

     32.02 Prior Agreements Superseded. This Agreement supersedes all prior agreements and understandings, whether written or oral, between Applicant and SWBT relating to the placement and maintenance of Applicant's facilities on and within SWBT's poles, ducts, and conduits within this State.

     32.03 Amendments Shall Be in Writing. Except as otherwise specifically provided to the contrary by other provisions of this Agreement, the terms and conditions of this Agreement shall not be amended, changed or altered except in writing and with approval by authorized representatives of both parties.

     32.04 Survival of Obligations. Any liabilities or obligations of either party for acts or omissions prior to the termination of this Agreement, any obligations of either party under provisions of this Agreement relating to confidential and proprietary information, indemnification, limitations of liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or be performed after) termination of this Agreement, will survive the termination of this Agreement.

     32.05 Multiple Counterparts. This Agreement may be executed in multiple counterparts.

     32.06 Effect on Licenses Issued Under Prior Agreements. All currently effective pole attachment and conduit occupancy licenses granted to Applicant shall, on the effective date of this Agreement, be subject to the rates, terms, conditions, and procedures set forth in this Agreement.

     32.07 Force Majeure. Except as otherwise specifically provided in this Agreement, neither party will be liable for any delay or failure in performance of any part of this Agreement caused by a Force Majeure condition, including acts of the United States of America or any state, territory, or political subdivision thereof, acts of God or a public enemy, fires, floods, disputes, freight embargoes, earthquakes, volcanic actions, wars, civil disturbances, cable cuts, or other causes beyond the reasonable control of the party claiming excusable delay or other failure to perform; provided, however, that Force Majeure will not include acts of any governmental authority relating to environmental, health, or safety conditions at work locations.
If any Force Majeure condition occurs, the party whose performance fails or is delayed because of such Force Majeure condition will give prompt notice to the other party, and, upon cessation of such Force Majeure condition, will give like notice and commence performance hereunder as promptly as reasonably practicable.

     32.08 Severability. If any article, section, subsection, or other provision or portion of this Agreement is or becomes invalid under any applicable statute or rule of law, and such invalidity does not materially alter the essence of this Agreement as to either party, the invalidity of such provision shall not render this entire Agreement unenforceable and this Agreement shall be administered as if it did not contain the invalid provision.

     32.09 Choice of Law. Except to the extent that federal law controls any aspect of this Agreement, the validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties will be governed by the laws of this State, applied without regard to the provisions of this State's laws relating to conflicts-of-laws.

     32.10 Changes in the Law. Because the primary purpose of this Agreement is to provide access to poles, ducts, conduits, and rights-of-way in accordance with the Pole Attachment Act, as amended by the Telecommunications Act of 1996 and subsequent amendments, the parties contemplate that changes in this Agreement may from time to time be necessary or desirable to conform to changes in the Pole Attachment Act as that Act is amended, interpreted, and applied. This Agreement is based in large part on regulatory decisions by the FCC, which has jurisdiction over the rates, terms, and conditions of access to poles, ducts, conduits, and rights-of-way (except to the extent that such jurisdiction has been pre-empted by individual states) and decisions by the State Commission. More specifically, this Agreement is based in large part on the FCC's First Interconnection Order in CC Docket No. 96-98, on FCC rules announced with the First Interconnection Order, and on Arbitration Orders by the State Commission.

                  [  ] Applicant desires to have access to
                       SWBT's poles, ducts, conduits, and rights-of-way on terms that are not less favorable than those obtained by firms participating in interconnection arbitration proceedings before the State Commission. Applicant also desires to have access to SWBT's poles, ducts, conduits, and rights-of-way to the full extent permitted under the FCC's First Interconnection Order in CC Docket No. 96-98. SWBT is entering into this Agreement for the purpose of providing nondiscriminatory access in compliance with the Pole Attachment Act and regulatory decisions thereunder, including decisions by the State Commission in interconnection arbitration proceedings in which Applicant is not a party. Each party is entering into this Agreement based on current interpretations of the law by the FCC and State Commission. In the event of any changes in the Pole Attachment Act, changes in applicable FCC or State Commission rulings, or judicial determinations that such rulings are erroneous or invalid, each party shall, at the request of the other, engage in good faith negotiations to supplement, amend or replace any provisions of this Agreement affected by such changes or determinations and to conform this Agreement to changes in the underlying laws on which the Agreement is based.

                  [  ] This Agreement has been entered into as a result of
                       private negotiation between the parties and arbitration by the State Commission, acting pursuant to the Telecommunications Act of 1996. If the actions of any legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws, rules, regulations, or commission orders that were the basis for a provision of this Agreement (including but not limited to any provision of this Agreement required by any arbitration award approved by the State Commission), the affected provision shall be invalidated, modified, or stayed as required by action of the legislative body, court, or regulatory agency. In the event of such a change in the law, each party shall expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement required by the law or requested in good faith by the other party. If negotiations fail, disputes between the parties concerning interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in the interconnection agreement or this Agreement; provided, however, that this section shall not be construed as precluding either party from seeking appropriate relief from the FCC in connection with the parties' rights and obligations under the Pole Attachment Act. In the event of any material change in the law, each party agrees to enter into good faith negotiations to conform this Agreement to the changes in the law.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

SOUTHWESTERN BELL TELEPHONE COMPANY

By:
     -------------------------------------------------------------------------
     Signature of SWBT's Authorized Officer/Employee

     -------------------------------------------------------------------------
     Name of SWBT's Authorized Officer/Employee (Printed or Typed)

     -------------------------------------------------------------------------
     Position/Title of SWBT's Authorized Officer/Employee

     -------------------------------------------------------------------------
     Date

     -------------------------------------------------------------------------
     City and State of Execution by SWBT

------------------------------------------------------------------------------
Applicant's Name (Printed or Typed)

By:
     -------------------------------------------------------------------------
     Signature of Applicant's Authorized Officer/Employee

     -------------------------------------------------------------------------
     Name of Authorized Officer/Employee (Printed or Typed)

     -------------------------------------------------------------------------
     Position/Title of Authorized Officer/Employee

     -------------------------------------------------------------------------
     Date

     -------------------------------------------------------------------------
     City and State of Execution by Applicant

                                                       Agreement No. ___________
                                   APPENDIX I
         SCHEDULE OF RATES, FEES AND CHARGES (OKLAHOMA) -- PAGE 1 OF 4



     This Appendix is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached and sets forth the rates, fees and charges to be paid by Applicant to SWBT pursuant to the Master Agreement and licenses subject to the Master Agreement. The rates, fees, and charges set forth in this Appendix shall be subject to all applicable laws, rules, regulations, and commission orders as provided in Section 19.01 of the Master Agreement and shall be subject to revision as provided in Section 19.12 of the Master Agreement.

A) Pole Attachment Fees

     1) General

        a) For billing purposes, pole attachments shall be considered i) to have commenced on the first to occur of the following dates:
             the date of assignment (or provisional assignment) of pole attachment space, the date a license for such pole attachment is issued, or the date of actual attachment and ii) to have ended on the last to occur of the following dates: the date Applicant's assignment lapses or is relinquished, the date of actual removal of the attached facilities from SWBT's pole, or the date of termination of Applicant's license.

       b) Fees shall be payable semiannually in advance on the first days of January and July and shall be prorated on a daily basis as provided in Section 19.04. Fees for pole attachments shall be based on the number of pole attachments as of the date of billing. If Applicant occupies more than one usable space on a pole, separate attachment fees shall apply to each space occupied. For billing purposes, a single pole attachment includes the point of attachment and all facilities located in the usable space on the pole in the space assigned to Applicant (typically six inches above and six inches below the point of attachment), together with routine ancillary apparatus such as anchors, anchor/guy strands, drive rings, J-hooks, dead-end clamps, and other apparatus which does not interfere with the ability of SWBT to occupy or assign usable space on the pole other than the usable space licensed to Applicant. Fees for pole space assignments and unauthorized pole attachments shall be billed in the same manner as if a license had been issued.



     2) Fees (1997 Rates)

Semiannual Pole Attachment Fees                               Annual  Semiannual
-------------------------------                               ------  ----------
Per pole attachment (cable service only)                      $ 1.55      $0.775
Per pole attachment (telecommunications carriers)             $ 1.55      $0.775
Per pole attachment (other)                                   $ N/A   $ N/A

                                   APPENDIX I
            SCHEDULE OF FEES AND CHARGES (OKLAHOMA) -- PAGE 2 OF 4


B) Conduit Occupancy Fees

     1) General

        a) For billing purposes, conduit occupancy shall be considered to have i) begun on the first to occur of the following dates: the date of assignment (or provisional assignment) of conduit occupancy space, the date a license for such conduit occupancy is issued, or the date of actual occupancy; and ii) ended on the last to occur of the following dates: the date Applicant's assignment lapses or is relinquished, the date of actual removal of the attached facilities from SWBT's conduit, or the date of termination of Applicant's license. Occupancy ends when facilities have been removed from SWBT's conduit system and required post-removal procedures (e.g., plugging ducts) have been completed. Fees for conduit space assignments and unauthorized conduit occupancy shall be billed in the same manner as if a license had been issued.

        b) Fees shall be payable semiannually in advance on the first days of January and July.

     2) Fees (1997 Rates)


Semiannual Per Foot Conduit Occupancy Fees          Annual      Semiannual
------------------------------------------          ------      ----------
Full duct/duct foot (cable service only)            $ 0.39/ft   $ 0.195/ft
Full duct/duct foot (telecommunications carriers)   $ 0.39/ft   $ 0.195/ft
Full duct/duct foot (other)                         $ N/A       $ N/A
Half duct/duct foot (cable service only)*           $ 0.195/ft  $ 0.0975/ft
Half duct/duct foot(telecommunications carriers)*   $ 0.195/ft  $ 0.0975/ft
Half duct/duct foot(other)*                         $ N/A       $ N/A
1/3 duct/duct foot (telecommunications carriers)**  $ 0.13/ft   $ 0.065/ft
1/3 duct/duct foot(cable service only)**            $ 0.13/ft   $ 0.065/ft
1/3 duct/duct foot(other)**                         $ N/A       $ N/A

              *See c)-d) below for partial duct rate.
             **See f) below for inner duct rate


        a) Facility footage shall be measured i) from the center of one manhole to the center of an adjacent manhole if the facility runs between two manholes, ii) from the center of a manhole to the end of a duct not terminated in a manhole, or iii) from the center of a manhole to the property line if the duct is connected at the property line to a duct owned and controlled by a third-party property owner.

        b) Semiannual full duct conduit occupancy fees will apply to the first facility placed in a previously unoccupied duct except as provided in c)-d) below.

                                   APPENDIX I
            SCHEDULE OF FEES AND CHARGES (OKLAHOMA) -- PAGE 3 OF 4



            c) If two or more facilities occupy a duct that has not been subdivided by inner duct, a semiannual half duct conduit occupancy fee will be charged for each facility placed in the duct.

            d) A semiannual half duct occupancy fee will apply to the first facility placed by Applicant in a previously unoccupied duct that has not been subdivided by inner duct if and only if the presence of Applicant's facility does not render the other half of the duct unusable by others.

            e) As ordered by the State Commission, when Applicant's facilities are installed within inner duct, a single semiannual one-third duct conduit occupancy fee will apply to each inner duct occupied.

C) Application Fees. No application fees shall be charged for the submission of access applications or provisional space assignments.

D) Pre-license Survey Work. Charges for pre-license survey work are not set on a fixed fee basis and will be determined on a case-by-case. If pre-license survey work is performed by SWBT's contractors, Applicant shall reimburse SWBT for the actual out-of-pocket costs incurred by SWBT for such work. If pre-license survey work is performed by SWBT employees, pre-license survey charges shall be computed by multiplying the applicable hourly rates times the number of hours reasonably spent by SWBT's employees on pre-license survey work.

E) Facilities Modification, Capacity Expansion, and Make-ready Work. Charges for facilities modification, capacity expansion, and make-ready work are not set on a fixed fee basis and will be determined in a case-by-case basis. In all cases, except as otherwise specifically provided to the contrary in the Master Agreement, such charges shall include the costs of materials required to perform the work. If such work is performed by SWBT's contractors, Applicant shall reimburse SWBT for the actual out-of-pocket costs incurred by SWBT for such work. If such work is performed by SWBT employees, charges for such work shall be computed by multiplying the applicable hourly rates times the number of hours reasonably spent by SWBT's employees on the work. No later than 45 days after receipt by SWBT of Applicant's completed application, or within such other period as may be mutually agreed upon in writing by the parties, SWBT will furnish Applicant an estimate of the charges for make-ready work. SWBT shall not be required to perform the make-ready work until Applicant has prepaid the estimated make-ready charges in full. After make-ready work has been completed by SWBT, Applicant shall pay SWBT the difference between the estimated make-ready charges and the actual charges, if the actual charges are greater than the estimate, or SWBT shall refund to Applicant the difference between the estimated make-ready charges and the actual charges, if the actual charges are less than the estimate.

                                   APPENDIX I
            SCHEDULE OF FEES AND CHARGES (OKLAHOMA) -- PAGE 4 OF 4

F) Construction Inspectors. Subject to all applicable commission orders, where work is being performed on Applicant's behalf in SWBT's manholes or other portions of SWBT's conduit system, Applicant shall pay SWBT's full costs attributable to having a construction inspector present; provided, however, that SWBT shall not charge Applicant for more than one such construction inspector per site at any given time. If the construction inspector is a SWBT contractor, Applicant shall reimburse SWBT for the actual out-of-pocket costs incurred by SWBT in connection with the presence of such inspector. If the construction inspector is a SWBT employee, charges for the construction inspector shall be computed by multiplying the applicable hourly rate times the number of hours reasonably spent by the employee as a construction inspector in connection with the project.

G) Other Work Performed Pursuant to the Master Agreement. For all other work performed by SWBT's contractors pursuant to this Agreement, including but not limited to work performed in opening manholes and participating in work operations at Applicant's request, Applicant shall reimburse SWBT for the actual out-of-pocket costs incurred by SWBT in connection with the performance of such work. For all other work performed by SWBT's employees pursuant to this Agreement, including but not limited to work performed in opening manholes, providing access to and copies of records, and participating in work operations at Applicant's request, SWBT's charges shall be computed by multiplying the applicable hourly rates times the number of hours reasonably spent by SWBT's employees on such work.

H) Contract Administration Fee and Administrative Record-keeping Fees. A one time contract administration fee of $250.00 shall be due and payable at the time of the execution of the Master Agreement. SWBT may charge administrative record-keeping fees not exceeding $125.00 in connection with records and billing changes resulting from the sale, consolidation, or other transfer of Applicant's business or facilities, name changes, and the like. SWBT shall provide Applicant, on Applicant's request, a statement of the basis for the fees.

I) Other Administrative and Ancillary Fees. No other administrative or ancillary fees are charged by SWBT on a fixed fee basis.

J) Hourly Rates. Except as otherwise provided by any applicable law, rule, regulation, or commission order, hourly rates charged for SWBT employees shall be such employees' fully loaded hourly rates.

K) Payment Date. For fees and charges other than charges for make-ready work, each bill or invoice submitted by SWBT to Applicant shall state the date that payment is due, which date shall be not less than 60 days after the date of the bill or invoice. For make-ready work, the payment due date shall be not less than 30 days after the date of the bill or invoice. Interest on past due charges shall accrue as provided in Section 19.11(a) of the Master Agreement.

                                                     Agreement No. _____________

                                  APPENDIX II

                     IDENTIFICATION OF APPLICANT (OKLAHOMA)

     This Appendix is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached.

Applicant's legal name is:
                          ------------------------------------------------------

-------------------------------------------------------------------------------.

Applicant's principal place of business is located in the State of
                                                                  -------------.

Applicant does business under the following assumed names:
                                                          ----------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------.

Applicant is:

      [ ] a corporation organized under the laws of the State of
                                 , charter no.                  ;
          -----------------------             ------------------

      [ ] a partnership organized under the laws of the State of
                               ; or
          ---------------------

      [ ] another entity, as follows:
                                     -------------------------------------------

          ---------------------------------------------------------------------.

Applicant represents that Applicant is:

      [ ] (1) a cable system (as defined in 47 U.S.C. Sections 153(37) and
          522(7)) seeking a pole attachment or conduit occupancy license solely to provide cable service (as defined in 47 U.S.C. Section 522(6);

      [ ] (2) a telecommunications carrier, as defined in 47 U.S.C.
          Section 153(49), as modified by 47 U.S.C. Section 224, or

      [ ] (3) a person or entity which is neither (1) nor (2) above, as follows:

       ------------------------------------------------------------------

                                                             Agreement No. _____

                                  APPENDIX III

                  ADMINISTRATIVE FORMS AND NOTICES (OKLAHOMA)

     This Appendix is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached and contains administrative forms referred to in the Master Agreement or used in connection with the provision of access to SWBT's poles, ducts, conduits, and rights-of-way. The forms are forms presently in use and have not been conformed to the Master Agreement. The forms may be further revised by SWBT to conform to the Master Agreement and revised from time to time to reflect changes in the applicable law, changes in the Master Agreement, and changes in the procedures through which access to poles, ducts, conduits, and rights-of-way is afforded by SWBT to Applicant and others.

SW-9433:   Pole Attachments

SW-9434:   Access Application and Make-Ready Authorization

SW-9435:   Conduit Occupancy

SW-9436A:  Notification of Surrender or Modification of Pole Attachment License
           by Licensee

SW-9436B:  Notification of Surrender or Modification of Conduit Occupancy
           License by Applicant

SW-9436C:  Notification of Unauthorized Attachments by Applicant



      [SOUTHWESTERN BELL TELEPHONE LOGO]
      Retention Period:  Active, Plus Five Years                                 Pole Attachments                    PAGE ___ OF __
      FIRM'S NAME:_____________________________                   [ ]  Provisional, Records Based Assignment
      AGREEMENT No:____________________________                              [ ] Pre-Occupancy Survey                 TYPE:_________
      APPLICATION No:__________________________
                                                                                                              (CATV, Telecom, Other)
----------------------------------------------------------------------------------------------------------------------------------
Item  Record     Pole   Ownership    Street        Proposed     Guy        Make Ready          Make Ready         Pole Mntd
----------------------------------------------------------------------------------------------------------------------------------
 #      #         #      SWBT or    Address       Attachment    Rq'd          Work            Description         Apparatus
----------------------------------------------------------------------------------------------------------------------------------
                         Power                     Height      Y or N       Y or N                                Height
----------------------------------------------------------------------------------------------------------------------------------
1
----------------------------------------------------------------------------------------------------------------------------------
2
----------------------------------------------------------------------------------------------------------------------------------
3
----------------------------------------------------------------------------------------------------------------------------------
4
----------------------------------------------------------------------------------------------------------------------------------
5
----------------------------------------------------------------------------------------------------------------------------------
6
----------------------------------------------------------------------------------------------------------------------------------
7
----------------------------------------------------------------------------------------------------------------------------------
8
----------------------------------------------------------------------------------------------------------------------------------
9
----------------------------------------------------------------------------------------------------------------------------------
10
----------------------------------------------------------------------------------------------------------------------------------
11
----------------------------------------------------------------------------------------------------------------------------------
12
----------------------------------------------------------------------------------------------------------------------------------
13
----------------------------------------------------------------------------------------------------------------------------------
14
----------------------------------------------------------------------------------------------------------------------------------
15
----------------------------------------------------------------------------------------------------------------------------------
16
----------------------------------------------------------------------------------------------------------------------------------
17
----------------------------------------------------------------------------------------------------------------------------------
18
----------------------------------------------------------------------------------------------------------------------------------
19
----------------------------------------------------------------------------------------------------------------------------------
20
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
                 Number of Cables_____________________                    Other Notes:______________________________________
----------------------------------------------------------------------------------------------------------------------------------
                 Weight/per ft. and Size/O.D. ____________                ________________________________________________
----------------------------------------------------------------------------------------------------------------------------------
                 Number and Types of Strands____________                  ________________________________________________
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Date:_____________
                                                                   Time:_____________
SIGNED:____________________________________                                                    SIGNED:____________________________
      SWBT Representative                                                                             Applicant's Representative
                                           [  ]    Official File Copy, If Checked in Red


                                     SW9433
                                POLE ATTACHMENTS
                                FORM INSTRUCTIONS

From SW9433 may be used for the following two purposes, Provisional, Records Based Assignment or as the Pre-Occupancy Survey. The applicant may complete the SW9433 and submit this to SWBT while reviewing the records and make a Provisional, Records Based Assignment. The applicant will also use this form when making the Pre-Occupancy Survey as a reference sheet of information required for acquiring pole attachment space

REQUIRED INFORMATION FOR PROVISIONAL, RECORDS BASED ASSIGNMENT

FIRM'S NAME:  Name of firm requesting pole attachment space.

AGREEMENT No.:   Number obtained from the Master Agreement Number.

APPLICATION No.: Will be provided by applicant in sequential ascending order.

[ ] Provisional, Records Based Assignment: Applicable when an applicant elects to a Provisional, Records Based Assignment. The form will be signed and dated at the bottom by both the applicant and the SWBT representative. A copy will be provided to the applicant and the original will be maintained by SWBT.

Type: The applicant states that they are a CATV, a Telecommunications Carrier or a firm other than the aforementioned two.

Record #: The SWBT paper record or the SWBT mechanized record number.

Pole #: Applicant will supply the pole number either from the SWBT Records or from a field visit.

Ownership: Applicant will determine and post the ownership of the pole by marking S for SWBT or P for Power Company based on SWBT's records.

Street Address: Applicant will provide street address or geographical reference point of the pole.

Proposed Attachment Height: Applicant will provide the proposed attachment height in feet and inches on the pole.

Guy Rq'd:  Not required for Provisional, Records Based assignment.

Make Ready Work:  Not required for Provisional, Records Based assignment.

Make Ready Description: Not required for Provisional, Records Based assignment.

Pole Mntd Apparatus Height: Not required for Provisional, Records Based assignment.

Weight/per ft. and Size/O.D.:  Applicant will provide.

Number and Types of Strands: Applicant will provide the number and types of strands.

Other Notes: Any other notes relevant to the request including any infrequent construction techniques.

Date:  The date the Provisional, Records Based Assignment was made.

Time:  The time the Provisional, Records Based Assignment was made.

Signed (Applicant's Representative): Applicant's Representative signs that the Provisional, Records Based Assignment was made.

Signed (SWBT Representative): SWBT's Representative signs that the Provisional, Records Based Assignment was made.

REQUIRED INFORMATION FOR PRE-OCCUPANCY SURVEY

FIRM'S NAME:  Name of firm requesting pole attachment space.

AGREEMENT No.:  Number obtained from the Master Agreement Number.

APPLICATION No.:  Will be provided by SWBT.

[ ] Pre-Occupancy Survey: This would be checked when this form is being used as a Pre-Occupancy Survey. The form would be completed in its entirety and signed by the applicant and submitted to SWBT for review in obtaining pole attachment space.

Type: The applicant states that they are a CATV, a Telecommunications Carrier or a firm other than the aforementioned two.

Record #: The SWBT paper record or mechanized record number.

Pole #: Applicant will supply the pole number either from the SWBT Records or from a field visit.

Ownership: Applicant will determine and post the ownership of the pole by marking S for SWBT or P for Power Company.

Street Address:   Applicant will provide street address or geographical
reference point of the pole.

Proposed Attachment Height:   Applicant will provide the proposed attachment
height in feet and inches on the pole.

Guy Rq'd:  Applicant will state if a guy is required. (Yes or No).

Make Ready Work: Applicant will state if make ready work is required. (Yes or No)

Make Ready Description:   Applicant will give description of make ready work
required.

Pole Mntd Apparatus Height:  Applicant will state any proposed apparatus that
would be placed on the pole.   (Terminal, etc.)

Number of Cables: Applicant will state the number of cables that will be placed on the pole.

Weight/per ft. and Size/O.D.:  Applicant will provide.

Number and Types of Strands: Applicant will provide the number and types of strands.

Other Notes: Any other notes relevant to the request including any infrequent construction techniques.

Date:  The date the Pre-Occupancy Survey was submitted to SWBT.

Time:  The time the Pre-Occupancy Survey was submitted to SWBT.

Signed (Applicant's Representative): Applicant's Representative signs when Pre-Occupancy Survey was submitted to SWBT.

Signed (SWBT Representative): SWBT's Representative signs when Pre-Occupancy Survey was submitted to SWBT.

[SOUTHWESTERN BELL TELEPHONE LOGO]

                                                 Access Application and Make-Ready
                                                 Authorization
Retention Period, Active, plus 5 years           (Request for Access to Poles, Ducts, Conduit)

Name of Applicant______________________________________________________________
Agreement No.__________________________________________________________________
Application No.________________________________________________________________

                             Provisional Assignment

As specified in the attached documents, and in accordance with the terms and conditions of the Master Agreement between SWBT and Applicant, application is hereby made for a provisional assignment of space in anticipation of a nonexclusive license of communication facilities to access the quantity of SWBT facilities indicated below:

     ______ SWBT poles   _____ Feet SWBT Whole Duct    _______ Feet SWBT Innerduct

Applicant desires immediate assignment of space and acknowledges that the effective date is ____________________. Applicant agrees to provide an application for assignment/access/occupancy of the assigned space within 30 days from the date of the assignment, or forfeit the assignment.
          Expiration Date:___________________

                           Assignment/Access/Occupancy

As specified in the attached documents, and in accordance with the terms and conditions of the Master Agreement between SWBT and Applicant, application is hereby made for occupancy of space through a nonexclusive license of communication facilities to access the quantity of SWBT facilities indicated below:

     ______ SWBT poles   ______ Feet SWBT Whole Duct   _______ Feet SWBT Innerduct

Applicant authorizes SWBT to perform the required pre-licensing survey including any field inspections required to evaluate capacity, safety, reliability, and engineering standards; and to determine the cost, if any of required modifications or make-ready work.
          Expiration Date:_____________________

Applicant's Estimated Construction Start Date:________________________

Applicant's Estimated Construction Completion Date:___________________

Authorized by Applicant:________________________________________
                              Signature                Title
     Date:____________________________


                                 Make-Ready Work

Estimated Costs                                 Hours                    Rate           Total

Constr. Labor                                    ---        x             $               $
                                                                          ------          --------
Material                                         XXX        x             $  XXX          $
                                                 ---                      ------          --------
Engr. Design                                                x             $               $
                                                 ---                      ------          --------
Total                                                                                     $
                                                                                          --------

Estimated SWBT Completion Date

[ ] No Make-Ready Work Required.              [ ]  No Make-Ready Work Required under 8.03(a)
[ ] Make-Ready Work will be completed by applicant's authorized contractor.
[ ] I authorize SWBT to complete the required make-ready work.  Payments due upon 50% completion and 100% completion.  Costs will be based upon actual costs incurred by SWBT.  (This may vary depending on state)

___________________________________________________           Date:_____________________________
 Applicant's Signature                        Title

License No._____________________________    Authorized by SWBT:_________________________________
Date:_________________________                                 Signature           Title
                   [ ] Official File Copy, If Checked In Red

                                    SW-9434
                ACCESS APPLICATION and MAKE-READY AUTHORIZATION
                               FORM INSTRUCTIONS
                                     5/5/97

Form SW-9434 is used to request access to poles, ducts, and conduit; to transmit notice of Provisional Assignments; and to provide other information required in the access process.

REQUIRED INFORMATION

NAME OF APPLICANT.  Name of firm requesting on poles or in conduit.

AGREEMENT NO.   Number obtained from the Master Agreement Number.

APPLICATION NO.   Will be provided by applicant in sequential ascending order.

PROVISIONAL ASSIGNMENT BOX DATA

      "ATTACHED DOCUMENTS" Copies of the Assignment Of Space Logs showing the applicant's entries for the requested space or completed Forms SW-9433 or SW-9435 if appropriate. Assignment is not official until the required data is entered in the Assignment Of Space Log.

      ___   SWBT POLES The number of poles for which space is requested.

      ___ FEET SWBT WHOLE DUCT The accumulated Center-to-Center measurements for the Whole Duct to be occupied. To be used ONLY FOR CABLES TOO LARGE IN DIAMETER (Typically copper conductor cables.) to fit in SWBT standard innerduct

      ___ FEET SWBT INNERDUCT The accumulated Center-to-Center measurements for the innerduct to be occupied.

      Effective date is date entered in Assignment Of Space Log

      PROVISIONAL ASSIGNMENT EXPIRATION DATE:   30 calendar days from the date
           entered in the Assignment of Space Log (i.e., Date Application must be submitted to hold the assignment of space.)

ASSIGNMENT/ACCESS/OCCUPANCY BOX DATA

      "ATTACHED DOCUMENTS"  Completed Forms SW-9433 and/or SW-9435.

      ___   SWBT POLES The number of poles to be accessed.

      ___ FEET SWBT WHOLE DUCT The accumulated Center-to-Center measurements for the Whole Duct to be occupied. To be used ONLY FOR CABLES TOO LARGE IN DIAMETER (Typically copper conductor cables.) to fit in SWBT standard innerduct

      ___ FEET SWBT INNERDUCT The accumulated Center-to-Center measurements for the innerduct to be occupied.

      EFFECTIVE DATE IS date entered in Assignment Of Space Log

      ASSIGNMENT EXPIRATION DATE: 12 Months from the date entered in Assignment Of Space Log
            (Date facilities must be placed to avoid forfeiture of assigned space.)

                                    SW-9434
                ACCESS APPLICATION AND MAKE-READY AUTHORIZATION
                               FORM INSTRUCTIONS
                                     5/5/97

APPLICANT'S ESTIMATED CONSTRUCTION START DATE: Current "best estimate" of the date project construction will begin. "ASAP" is not an acceptable date.

APPLICANT'S ESTIMATED CONSTRUCTION COMPLETION DATE: Current "best estimate" of the date placements and splicing will be completed. "ASAP" is not an acceptable date.

AUTHORIZED BY APPLICANT: Signature and Title of the Applicant's representative authorizing the request for access and payment (if any) of related SWBT engineering charges in connection with such access.

DATE: Date of authorization by Applicant's representative.

MAKE-READY WORK BOX DATA

      ESTIMATED COSTS: SWBT will calculate data for Construction Labor, Material, and Engineering Design hours and summarize the TOTAL estimated SWBT Make-Ready Costs.

      ESTIMATED SWBT COMPLETION DATE SWBT Engineering will provide the estimated completion date of SWBT Make-Ready Work based upon current scheduling loads.

      [ ] NO MAKE-READY WORK REQUIRED. Applicant should check this box if it has determined that fully code/specifications-compliant access can be granted without any work or modifications by SWBT or other parties. If inner duct must be placed, box should not be checked.

      [ ] MAKE-READY WORK will be completed by Applicant's authorized contractor. If Applicant plans to utilize a mutually approved authorized contractor to perform all the Make-Ready work, this box only should be checked.

      [ ]  I AUTHORIZE SWBT TO COMPLETE THE REQUIRED MAKE READY WORK....  If
      Applicant wants SWBT to perform all the Make-Ready Work, this box only should be checked.

      IF SOME MAKE-READY WORK MUST BE DONE BY SWBT AND SOME WILL BE DONE BY THE APPLICANT'S AUTHORIZED COMPACTOR, THE LAST TWO BOXES SHOULD BE CHECKED. A DETAILED DESCRIPTION OF THE WORK TO BE DONE BY SWBT MUST BE INCLUDED.

      APPLICANT'S SIGNATURE, TITLE AND DATE:

            If the No Make-Ready Work Required box is checked by Applicant, Applicant's Signature confirms the accuracy of the current Applicant construction schedule. If the Not Make-Ready Work Required under 8.03(a) box is checked, Applicant confirms conditions under 8.03 Immediate Occupancy apply.

            If Make-Ready Work will be completed by Applicant's Authorized contractor is checked, Applicant's signature concurs with any changes in proposed Make-Ready work identified by SWBT and confirms the accuracy of the current schedule.

            If SWBT will perform any Make-Ready Work, Applicant's signature authorizes payment to SWBT of actual cost to perform the required make-ready work.

LICENSE NO. ______ AUTHORIZED BY SWBT: The SWBT State ULS will authorize, date, and issue the License No. on the SW-9434 which becomes the Applicant's License For Access.



[SOUTHWESTERN BELL TELEPHONE LOGO]
Retention Period:  Active, Plus Five Years                                   Conduit Occupancy                    PAGE ___ OF ____
FIRM'S NAME:_____________________________                      [  ]  Provisional, Records Based Assignment
AGREEMENT No.:___________________________                                [  ] Pre-Occupancy Survey                 TYPE:__________
APPLICATION No.:__________________________
                                                                                                              (CATV, Telecom, Other)
Item       Oper.      Record      Manhole          Street          Distance To    Proposed   Make Ready           Make Ready
------------------------------------------------------------------------------------------------------------------------------------
    #          #          #          #            Address         Next  Manhole   Duct or       Work             Description
------------------------------------------------------------------------------------------------------------------------------------
                                                                   (Ctr to Ctr)   Innerduct    Y or N
------------------------------------------------------------------------------------------------------------------------------------
    1
------------------------------------------------------------------------------------------------------------------------------------
    2
------------------------------------------------------------------------------------------------------------------------------------
    3
------------------------------------------------------------------------------------------------------------------------------------
    4
------------------------------------------------------------------------------------------------------------------------------------
    5
------------------------------------------------------------------------------------------------------------------------------------
    6
------------------------------------------------------------------------------------------------------------------------------------
    7
------------------------------------------------------------------------------------------------------------------------------------
    8
------------------------------------------------------------------------------------------------------------------------------------
    9
------------------------------------------------------------------------------------------------------------------------------------
   10
------------------------------------------------------------------------------------------------------------------------------------
   11
------------------------------------------------------------------------------------------------------------------------------------
   12
------------------------------------------------------------------------------------------------------------------------------------
   13
------------------------------------------------------------------------------------------------------------------------------------
   14
------------------------------------------------------------------------------------------------------------------------------------
   15
------------------------------------------------------------------------------------------------------------------------------------
   16
------------------------------------------------------------------------------------------------------------------------------------
   17
------------------------------------------------------------------------------------------------------------------------------------
   18
------------------------------------------------------------------------------------------------------------------------------------
   19
------------------------------------------------------------------------------------------------------------------------------------
   20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL
------------------------------------------------------------------------------------------------------------------------------------
           Number of Cables_____________________                  Splice Information Manhole  # __________________________, Details
------------------------------------------------------------------------------------------------------------------------------------
           Size of Cable (O.D. Inches)______________              Splice Information Manhole  #___________________________, Details
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Slack Loop Info. Manhole..#_____________________________, Details
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Slack Loop Info. Manhole..#_____________________________, Details
------------------------------------------------------------------------------------------------------------------------------------
                                                           Date:_____________

                                                           Time:_____________
SIGNED:____________________________________                                            SIGNED:____________________________________
       SWBT Representative                                                                              Applicant's Representative
                                       [ ]  Official File Copy, If Checked in Red


                                     SW9435
                               CONDUIT OCCUPANCY
                               FORM INSTRUCTIONS

     From SW9435 may be used for the following two purposes, Provisional, Records Based Assignment or as the Pre-Occupancy Survey. The applicant may complete the SW-9435 and submit this to SWBT while reviewing the records and make a Provisional, Records Based Assignment. The applicant will also use this form when making the Pre-Occupancy Survey as a reference sheet of information required for acquiring duct and/or inner duct space.

     REQUIRED INFORMATION FOR PROVISIONAL, RECORDS BASED ASSIGNMENT

     FIRM'S NAME:   Name of firm requesting conduit space.

     AGREEMENT No.:   Number obtained from the Master Agreement Number.

     APPLICATION No. Will be provided by applicant in sequential ascending order.

     [ ] Provisional, Records Based Assignment: Applicable when an applicant would make a Provisional, Records Based Assignment. The form will be signed and dated at the bottom by both the applicant and the SWBT representative. A copy will be provided to the applicant and the original will be maintained by SWBT.

     Type: Applicant indicates that they are a CATV, a Telecommunications Carrier or a firm other than the aforementioned two.

     Record #: This would refer to either the SWBT paper record or the SWBT mechanized record number.

     Manhole #: Applicant will supply each manhole number.

     Street Address: Applicant will provide street address of the manhole, it applicable.

     Proposed Duct or Inner duct: Applicant will state the number of ducts and/or inner ducts.

     Make Ready Work: Not required for Provisional, Records Based assignment.

     Make Ready Description: Not required for Provisional, Records Based assignment.

     Number of Cables:   Applicant will enter the number of cables.

     Size of Cable (O.D. Inches):  Applicant will enter size of cable.

     Splice Information Manhole #: Not required for Provisional, Records Based assignment.

     Details: Not required for Provisional, Records Based assignment.

     Slack Loop Info. Manhole #: Not required for Provisional, Records Based assignment.

     Details:   Not required for Provisional, Records Based assignment.

     Date:   The date the Provisional, Records Based Assignment was made.

     Time:   The time the Provisional, Records Based Assignment was made.

     Signed (Applicant's Representative): Applicant's Representative signs that the Provisional, Records Based Assignment was made.

     Signed (SWBT Representative): SWBT's Representative signs that the Provisional, Records Based Assignment was made.

     REQUIRED INFORMATION FOR PRE-OCCUPANCY SURVEY

     FIRM'S NAME: Name of firm requesting conduit space.

     AGREEMENT No.: Number obtained from the Master Agreement Number.

     APPLICATION No. Will be provided by applicant in sequential ascending order.

     [ ] Pre-Occupancy Survey: Applicable when this form is used as a Pre-Occupancy Survey. The form would be completed in its entirety by the applicant and submitted to SWBT for review in obtaining conduit space.

     Type: Applicant indicates that they are a CATV, a Telecommunications Carrier or a firm other than the aforementioned two.

     Oper. #: Applicant will provide the operation number when required. The same operation number may very well be referenced on an attached map.

     Record #: This would refer to either the SWBT paper record or the SWBT mechanized record number.

     Manhole #: Applicant will supply each manhole number.

     Street Address: Applicant will provide street address of the manhole, it applicable.

     Distance to Manhole: Applicant will state the distance from manhole to manhole in fact.

     Proposed Duct or Inner duct: Applicant will state the number of ducts and/or inner ducts.

     Make Ready Work: Applicant will state if make ready work is required. (Yes or No)

     Make Ready Description: Applicant will give description of make ready work required.

     Number of Cables: Applicant will indicate the number of cables.

     Size of Cable (O.D. Inches): Applicant will enter size of cable.

     Splice Information Manhole #: Applicant will enter any relevant splice information.

     Details: Applicant will provide any relevant details regarding splice information.

     Slack Loop Info. Manhole #: Applicant will provide.

     Details:  Applicant will provide any relevant Slack Loop Information.

     Date:   The date the Pre-Occupancy Survey was submitted to SWBT.

     Time:   The time the Pre-Occupancy Survey was submitted to SWBT.

     Signed (Applicant's Representative): Applicant's Representative signs when Pre-Occupancy Survey was submitted to SWBT.

     Signed (SWBT Representative): SWBT's Representative signs when Pre-Occupancy Survey was submitted to SWBT.

[SOUTHWESTERN BELL TELEPHONE LOGO]

                   NOTIFICATION OF SURRENDER OR MODIFICATION
                     OF POLE ATTACHMENT LICENSE BY LICENSEE


                                                              Page ____ of _____

                                                Agreement Number________________

                                                ________________________________
                                                (Licensee)

                                                ________________________________
                                                (Address)

                                                ________________________________

SOUTHWESTERN BELL TELEPHONE COMPANY:
In accordance with the terms and conditions of the License Agreement between us, dated _________, 19__, notice is hereby given that the licenses covering attachments to the following poles and/or anchors and/or utilization of anchor/guy strand is surrendered (or modified as indicated in Licensee's prior notification to Licensor, dated ___________________, 19___) effective
_____________________.



                                                                                      DATE FAC.
                       ANCHOR  A/GS                                                   RMVD. OR
   POLE NO.          (ASSOC. POLE NO.)  LIC. NO. & DATE  SURRENDEER OR MODIFICATION   MODIFIED
----------------------------------------------------------------------------------------------
1
----------------------------------------------------------------------------------------------
2
----------------------------------------------------------------------------------------------
3
----------------------------------------------------------------------------------------------
4
----------------------------------------------------------------------------------------------
5
----------------------------------------------------------------------------------------------
6
----------------------------------------------------------------------------------------------
7
----------------------------------------------------------------------------------------------
8
----------------------------------------------------------------------------------------------
9
----------------------------------------------------------------------------------------------
10
----------------------------------------------------------------------------------------------
11
----------------------------------------------------------------------------------------------
12
----------------------------------------------------------------------------------------------
13
----------------------------------------------------------------------------------------------
14
----------------------------------------------------------------------------------------------
15
----------------------------------------------------------------------------------------------
Date Notification Received _____________________
Date Modification Accepted _____________________                    __________________________
By _____________________________________________                         Name of  Licensee
Discontinued:

                     Poles _____________________              By______________________________
                     Anchors____________________
                     Anchor/Guy Strands_________              Title___________________________

[SOUTHWESTERN BELL TELEPHONE LOGO]


                   NOTIFICATION OF SURRENDER OR MODIFICATION
                   OF CONDUIT OCCUPANCY LICENSE BY APPLICANT

                                                              Page ____ of _____

License Agreement # ___________________         ________________________________
                                                (Applicant)

                                                ________________________________
                                                (Address)

                                                ________________________________

SOUTHWESTERN BELL TELEPHONE COMPANY:

In accordance with the terms and conditions of the Licensing Agreement between us, dated ____________, 19__, notice is hereby given that the licenses covering occupancy of the following conduit are surrendered (or modified as indicated in Applicant's prior notification to SWBT, dated ___________________, 19___,) effective ____________.


                                                                                            DATE
                                                                                          FAC. RMVD.
     CONDUIT LOCATION            LIC. NO. & DATE          SURRENDER OR MODIFICATION      OR MODIFIED
----------------------------------------------------------------------------------------------------
1
----------------------------------------------------------------------------------------------------
2
----------------------------------------------------------------------------------------------------
3
----------------------------------------------------------------------------------------------------
4
----------------------------------------------------------------------------------------------------
5
----------------------------------------------------------------------------------------------------
6
----------------------------------------------------------------------------------------------------
7
----------------------------------------------------------------------------------------------------
8
----------------------------------------------------------------------------------------------------
9
----------------------------------------------------------------------------------------------------
10
----------------------------------------------------------------------------------------------------
11
----------------------------------------------------------------------------------------------------
12
----------------------------------------------------------------------------------------------------
13
----------------------------------------------------------------------------------------------------
14
----------------------------------------------------------------------------------------------------
15
----------------------------------------------------------------------------------------------------

T  Date Notification Received _____________________                   ______________________________
B  Date Modification Accepted _____________________                             (Applicant)
W  By _____________________________________________               By________________________________
S  Discontinued:___________________________________                      (Name of Authorized Agent)

                Total duct footage_________________               Title_____________________________
                                                                         (Title of Authorized Agent)



                                                  Agreement No. ________________
                                  APPENDIX IV
                INSURANCE REQUIREMENTS (OKLAHOMA) -- PAGE 1 OF 4




     This Appendix IV is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached.

     1) Premises. As used in this Appendix, the term "premises" refers to any site located on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way and any location where Applicant or any person acting on Applicant's behalf may be physically present while traveling to or departing from any such site.

     2) Requirements Applicable to Applicant and All Persons and Entities Acting on Applicant's Behalf. Applicant shall maintain, at all times during the term of this Master Agreement, all insurance and coverages set forth below. Such insurance and coverages shall not only cover Applicant but all contractors, subcontractors, and other persons or entities acting on Applicant's behalf at the premises described in 1) above. Applicant should require that all contractors, subcontractors, and other persons or entities acting on Applicant's behalf at premises described in 1) above obtain the same insurance and coverages.

     3) Workers' Compensation Insurance. Applicant shall maintain, at all times during the term of this Agreement, Workers' Compensation Insurance and Employer's Liability Insurance with minimum limits of $100,000 for bodily injury-each accident, $100,000 for bodily injury by disease-each employee, and $500,000 for bodily injury by disease-policy limits, for all employees performing work or otherwise present on the premises described in 1) above. Such insurance must comply with the Workers' Compensation laws of this State and shall provide coverage, at a minimum, for all benefits required by such Worker's Compensation laws. Applicant shall require any contractor, subcontractor, or other person or entity acting on Applicant's behalf to provide Workers' Compensation Insurance and Employer's Liability Insurance for their respective employees unless such employees are covered by the protection afforded by Applicant.

     4) General Liability Insurance. To protect SWBT and any joint user from any liability for bodily injury or property damage, Applicant shall maintain, at all times during the term of this Agreement, General Liability insurance satisfactory to SWBT. SWBT shall be added as an additional insured in the standard policy or an endorsement thereto. Applicant shall also require any contractor, subcontractor, or other person or entity acting on Applicant's behalf to provide General Liability coverage with the same limits and with SWBT added as an additional insured unless such contractor, subcontractor, or other person or entity is covered by the General Liability protection afforded by Applicant.

     a)   The following coverages must be included in (and may not be excluded from) the policy or policies obtained to satisfy the General Liability insurance requirements of Applicant and any contractor, subcontractor, or other person or entity acting on Applicant's behalf. The coverages may be provided by the standard policy or endorsements thereto. Exclusion endorsements deleting these coverages will not be accepted.

[SOUTHWESTERN BELL TELEPHONE LOGO]


                                                    NOTIFICATION OF UNAUTHORIZED
                                                        ATTACHMENTS BY APPLICANT



Applicant Name_______________________


In accordance with the terms and conditions of the License Agreement between us, dated ____________, 19__, notice is hereby given that the license covering attachments to the following is unauthorized (as indicated in Applicant's prior agreement to SWBT, dated ______________________, 19___,) effective ____________.


                                           SOUTHWESTERN BELL TELEPHONE

                                           By:__________________________________

                                           Title:_______________________________


     POLE NO.            LOCATION                                                               DATE FAC.
        OR           (ASSOC. POLE NO.)                                                          RMVD. OR
     CONDUIT #       MANHOLES involved       LIC. NO. & DATE        UNAUTHORIZED ATTACHMENT     MODIFIED
--------------------------------------------------------------------------------------------------------
1
--------------------------------------------------------------------------------------------------------
2
--------------------------------------------------------------------------------------------------------
3
--------------------------------------------------------------------------------------------------------
4
--------------------------------------------------------------------------------------------------------
5
--------------------------------------------------------------------------------------------------------
6
--------------------------------------------------------------------------------------------------------
7
--------------------------------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------------------------------
9
--------------------------------------------------------------------------------------------------------
10
--------------------------------------------------------------------------------------------------------
11
--------------------------------------------------------------------------------------------------------
12
--------------------------------------------------------------------------------------------------------
13
--------------------------------------------------------------------------------------------------------
14
--------------------------------------------------------------------------------------------------------
15
--------------------------------------------------------------------------------------------------------

                                                                  ______________________________________
SKETCH OF                                                                   Name of Applicant
UNAUTHORIZED
ATTACHMENTS
ATTACHED       [   ]                                             By  ___________________________________
Date Notification
Sent____________________                                         Title  ________________________________


                                  APPENDIX IV
                INSURANCE REQUIREMENTS (OKLAHOMA) -- PAGE 2 OF 4



                       1)    Personal Injury and Advertising Injury coverage.

                       2) Premises/Operations coverage, including also coverage for any newly acquired ownership or controlled premises or operations.

                       3) Independent Contractors coverage to provide protection for Applicant's contractors, subcontractors, and other persons or entities acting on Applicant's behalf.

                       4) Explosion, Collapse, and Underground Hazard (XCU) coverage.

                       5) Completed Operations coverage providing for bodily injury and property damage liabilities which may occur once the operations have been completed or abandoned.

                       6) Contractual Liability coverage to provide financial responsibility for the Applicant to meet its indemnification obligations.

                       7) Broad Form Property Damage (BFPD) coverage for damage to property in the care or custody of Applicant and damage to work performed by or on behalf of the Applicant.

                  b)   Minimum policy limits shall be as follows:

                       General Aggregate Limit: $1,000,000.

                       Sublimit for all bodily injury, property damages, or medical expenses incurred in any one occurrence:
                       $1,000,000.

                       Sublimit for personal injury and advertising: $1,000,000.

                       Products/Operations Aggregate Limit: $1,000,000.

                       Each occurrence sublimit for Products/Operations:
                       $1,000,000.

                  c) No coverage shall be deleted from the standard policy without notification of individual exclusions being attached for review and acceptance.

                  d) Policy language or endorsements adding SWBT as an additional insured shall not include exclusions or exceptions which defeat the purpose of protecting SWBT from any liability for bodily injury or property damage arising out of Applicant's operations.

                                  APPENDIX IV
                INSURANCE REQUIREMENTS (OKLAHOMA) -- PAGE 3 OF 4

     5) Automobile Liability insurance. The parties contemplate that Applicant and personnel acting on Applicant's behalf will utilize automobiles, trucks, and other motor vehicles on public and private property, including public rights of way, in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way. Accordingly, Applicant shall maintain, at all times during the term of this Agreement, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage which may arise out of the operation or use of motor vehicles of any type. Coverage shall extend to "any auto" -- that is, coverage shall be extended to all owned, non-owned, and hired vehicles used by Applicant or by any person or entity acting on Applicant's behalf in connection with any work performed, or to be performed, on, within, or in the vicinity of SWBT's poles, ducts, conduits, or rights-of-way.

     6) Layering of General Liability and Automobile Liability coverages. Applicant's insurance may be written via a primary policy with either an excess or umbrella form over the primary policy. If coverage is written in this manner, the total of the combined policy limits must meet or exceed the minimum limits specified in this Agreement.

     7) Deductibles. No deductibles shall be allowed without the express written consent of SWBT.

     8) Claims Made Policies. Claims Made Policies will not be accepted.

     9) Proof of Insurance. Certificates of Insurance stating the types of insurance and policy limits provided the insured, or other proof of insurance satisfactory to SWBT, must be received by SWBT prior to the issuance of any licenses pursuant to this Agreement and before Applicant or any person acting on Applicant's behalf performs any work on the premises described in 1) above.

        a) Certificates of Insurance using the insurance industry standard ACORD form are preferred.

        b) Certificates provided with respect to General Liability policies and certificates provided with respect to Automobile Liability policies shall indicate SWBT as an Additional Insured.

        c) Deductibles, if permitted, shall be listed on the Certificate of Insurance.

        d) The cancellation clause on the certificate of insurance shall be amended to read as follows:

                  "SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED OR
                   MATERIALLY CHANGED BEFORE THE

                                  APPENDIX IV
                INSURANCE REQUIREMENTS (OKLAHOMA) -- PAGE 4 OF 4


                   EXPIRATION DATE, THE ISSUING COMPANY WILL MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT."

             A certificate which does not include the phrase "or materially changed" does not meet SWBT's requirements. A certificate reciting that the issuing company will "endeavor to" mail 30 days written notice to the certificate holder does not meet SWBT's requirements. The language "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents, or representatives" or similar language must be deleted from the certificate.

        e)   The certificate holder shall be:

             Southwestern Bell Telephone Company
             5305 E. 71st, Floor 1
             Tulsa, Oklahoma 74136
                  ATTENTION: Utility Liaison Supervisor

        f) Failure to object to any coverage described in a certificate shall not constitute written permission from SWBT to any variance from or alteration of any requirement set forth in this Appendix and shall not be construed as a waiver by SWBT of any rights under this Agreement.

     10) Rating of Insurers. SWBT requires that companies affording insurance coverage have a B+VII or better rating, as rated in the current A.M. Best Key Rating Guide for Property and Casualty Insurance Companies.

     11) Self-insurance. If authorized in the Master Agreement, self-insurance shall be allowed in lieu of the above requirements upon Applicant's submission of proof that it has met the self-insurance requirements stated in the Master Agreement.

                                                     Agreement No. _____________

                                   APPENDIX V
               NONDISCLOSURE AGREEMENT (OKLAHOMA) -- PAGE 1 OF 4


      Nondisclosure Agreement (SWBT Pole, Duct, Conduit, and Right-of-Way)

     This Nondisclosure Agreement, effective as of the ____ day of ___________ 19_, has been entered into by and between Southwestern Bell Telephone Company ("SWBT"), a Missouri corporation, and the undersigned person or firm ("Recipient") as a condition of access to certain records and information maintained by SWBT. The parties stipulate and agree as follows:

     1) SWBT maintains records and information, including but not limited to outside plant engineering and construction records, which relate to poles, ducts, conduits, and rights-of-way which SWBT owns or controls. SWBT represents that such records and information are not made generally available for inspection or copying by the public and include business, economic, and engineering information (including but not limited to plans, designs, maps, diagrams, cable counts and cable-specific information, circuit records, and other competitively sensitive information) which SWBT intends to keep secret and which has economic value by virtue of not being generally known to or readily ascertainable by the public, including SWBT's competitors.

     2) SWBT has agreed to make certain of its records and information relating to poles, ducts, conduits, and rights-of-way available to cable television systems and telecommunications carriers who are presently entitled under federal law to have access to the poles, ducts, conduits, and rights-of-way owned or controlled by SWBT.

     3) Recipient represents that Recipient is a cable television system or telecommunications carrier entitled under federal law to access to poles, ducts, conduits, and rights-of-way owned or controlled by SWBT, or, if an individual, that he or she is acting on behalf of_________________________________, which is such a cable television system or telecommunications carrier. Recipient further represents that Recipient is seeking access to SWBT's records and information relating to poles, ducts, conduits, and rights-of-way for the limited purpose of enabling engineering and construction personnel employed by or acting on behalf of such cable television system or telecommunications carrier to make engineering and construction decisions necessary to utilize SWBT's poles, ducts, conduits, and rights-of-way.

     4) SWBT agrees that permitted uses of records and information concerning SWBT's poles, ducts, conduits, and rights-of-way are (a) determining which poles, ducts, conduits, and rights-of-way owned or controlled by SWBT are available for use by such cable television systems or telecommunications carriers as permitted by federal law, (b) designing, engineering, constructing, installing, maintaining, and removing equipment which is to be attached to or placed within such poles, ducts, conduits, and rights-of-way, and (c) contesting decisions, if any, by SWBT not to provide access to such poles, ducts, conduits, and rights-of-

                                   APPENDIX V
                NONDISCLOSURE AGREEMENT (OKLAHOMA) -- PAGE 2 OF 4

way as requested. No other uses of such records or information are authorized or permitted under this Agreement.

     5) Recipient agrees that Recipient will not use, or permit any other person or entity to use or have access to SWBT's records and information relating to poles, ducts, conduits, or rights-of-way or information for any purpose other than the limited purposes stated in 4) above and that such records and information shall not be disclosed or shared with any person or persons other than those who have a need to know such information for such limited purposes. Recipient specifically agrees that such records and information shall not be used or accessed by any person involved in sales, marketing, competitive intelligence, competitive analysis, strategic planning, and similar activities. Recipient further agrees that Recipient shall not furnish copies of such records or disclose information contained in such records to any person or entity which has not executed and delivered to SWBT a counterpart of this Agreement prior to receipt of such copies or information.

     6) Recipient agrees that Recipient will not without SWBT's express written authorization copy, duplicate, sketch, draw, photograph, download, photocopy, scan, replicate, transmit, deliver, send, mail, communicate, or convey any of SWBT's records relating to poles, ducts, conduits, or rights-of-way. Recipient further agrees that Recipient will not conceal, alter, or destroy any SWBT records furnished to Recipient pursuant to this Agreement.

     7) Notwithstanding the provisions of 6) above, and except as provided in 8) below, Recipient may copy, take notes from, make, and use (for the limited purposes specified herein) drawings with reference to the following records provided by SWBT to Recipient for inspection: pole and conduit route maps, cable plat maps, and plant location records reflecting approximate locations of SWBT's existing poles, ducts, conduits, and rights-of-way. All such copies, notes, and drawings (whether in hardcopy or electronic form) shall be marked with the legend: "PROPRIETARY INFORMATION: NOT FOR USE BY OR DISCLOSURE TO ANY PERSON WHO HAS NOT EXECUTED A NONDISCLOSURE AGREEMENT (SWBT POLE, DUCT, CONDUIT, AND RIGHT-OF-WAY)."

     8) No references to cable counts, cable designations or cable-specific information, circuit information, or customer-specific information of any kind may be included in any copies, notes, or drawings made pursuant to 7) above; provided, however, that Recipient may make estimates regarding the physical characteristics (such as size and weight) of the cables being surveyed when necessary to make engineering determinations regarding the capacity, safety, reliability, or suitability of SWBT's poles, ducts, conduits, or rights-of-way for Recipient/Applicant's intended uses.

                                   APPENDIX V
               NONDISCLOSURE AGREEMENT (OKLAHOMA) -- PAGE 3 OF 4

     9) All records and information relating to poles, ducts, conduits, and rights-of-way provided to Recipient/Applicant by SWBT (whether in writing, orally, or in electronic or other formats) shall be deemed to be proprietary information subject to this Agreement without regard to whether such information, at the time of disclosure, has been marked with restrictive notations such as "Proprietary," "Restricted Proprietary," "Confidential," "Not to Be Copied or Reproduced," or the like.

     10) This Agreement applies only to records and information provided to Recipient by SWBT and does not apply to records and information obtained by Recipient from other lawful sources.

     11) This Agreement does not prohibit the disclosure of records or information in response to subpoenas and/or orders of a governmental agency or court of competent jurisdiction. In the event Recipient receives an agency or court subpoena requiring such disclosure, Recipient shall immediately, and in no event later than five calendar days after receipt, notify SWBT in writing.

     12) The Parties agree that, in the event of a breach or threatened breach of this Agreement, SWBT may seek any and all relief available in law or in equity as a remedy for such breach, including but not limited to monetary damages, specific performance, and injunctive relief The Parties acknowledge that SWBT's records and information relating to poles, ducts, conduits, and rights-of-way include valuable and unique information and that disclosure of such information (including circuit information) will result in irreparable injury to SWBT. In the event of any breach of this Agreement for which legal or equitable relief is sought, SWBT shall be entitled to recover from Recipient all reasonable attorney's fees and other reasonable costs (including but not limited to fees of expert witnesses) incurred by SWBT in connection with the prosecution of its claims against Recipient.

     13) This Agreement shall be effective on the effective date shown above and shall remain in full force and effect until terminated by either party as provided herein. Either party may, at any time, with or without cause, terminate this Agreement by giving the other party 60 days' advance written notice of its decision to terminate. The parties further agree that termination of this Agreement shall have no effect on the duty of any person or entity, including Recipient, to abide by all terms of this Agreement with respect to records and information received by Recipient while this Agreement is in effect.

     14) This Agreement shall benefit and be binding on the parties below and their respective heirs, successors, and assigns.

     15) This Agreement will be governed by the laws of the State of Oklahoma.

                                   APPENDIX V
               NONDISCLOSURE AGREEMENT (OKLAHOMA) -- PAGE 4 OF 4




     16) This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof, and none of the terms of this Agreement may be amended or modified except by written instrument signed by both parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, in duplicate, as of the dates set forth below.

                                      Southwestern Bell Telephone Company
      ------------------------------
      Recipient (Print or Type Name)


      By                              By
      ------------------------------  -----------------------------------
      Signature of Recipient or       Signature
      Representative

      ------------------------------  -----------------------------------
      Name (Printed or Typed)         Name (Printed or Typed)

      ------------------------------  -----------------------------------
      Address                         Address

      ------------------------------  -----------------------------------
      City, State, and Zip Code       City, State, and Zip Code

      ------------------------------  -----------------------------------
      Phone                           Phone

      ------------------------------  -----------------------------------
      Date                            Date

                                                          Agreement No._________

                                  APPENDIX VI
                        NOTICES TO APPLICANT (OKLAHOMA)

     This Appendix is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached.

     Notices in general. Except as otherwise stated in this Appendix, all notices to Applicant shall be given to Applicant's duly authorized agent or attorney as specified in Section 29.01 of the Master Agreement.

     Changes in notice requirements. Changes in the notice requirements set forth in this Appendix may be made by Applicant from time to time in accordance with the provisions of Section 29.03 of the Master Agreement.

     Special notice provisions. The following special notice provisions, if any, shall apply:

                                                          Agreement No._________
                                  APPENDIX VII
                   NOTICES TO SWBT (OKLAHOMA) -- PAGE 1 OF 3

     This Appendix is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached.

     Utility Liaison Supervisor (ULS). Except as otherwise stated in this Appendix, all notices to SWBT shall be given to the Utility Liaison Supervisor
(ULS) designated in APPENDIX VIII of the Master Agreement. The Utility Liaison Supervisor is generally responsible for coordinating applications for access to SWBT's poles, ducts, conduits, and rights-of-way and serving as Applicant's initial point of contact for matters arising out of or in connection with the administration of the Master Agreement. Notices to the ULS shall be given in writing in the manner prescribed in Section 29.02. Notices to be sent to the ULS include, but are not limited to, notices under the following provisions of the Master Agreement.

  7.01      Notification of Designation of Primary Point of Contact
  7.03(a)   Notification of intent to review records
  8.XX      All Notifications in Article 8
  9.XX      All Notifications in Article 9
  10.04(e)  Notification Regarding Make-Ready Work
  12.03(d)  Notification of placing J-hook on non-licensed pole
  12.04     Notification of occupation of maintenance duct for short-term use
  12.06     Notification of Applicant's maintenance contact
  13.01     Notification of planned modifications
  14.02(c)  Notification of Applicant's desire to add to or modify its existing attachment
  15.02(b)  Notification of occupation of maintenance duct for short-term emergency use
  15.03     Notification of emergency repair coordinators
  16.01     Notification that facilities have been brought into compliance
  17.02(c)  Disclaimer of ownership or responsibility for untagged facilities
  17.06     Notification of Applicant's response to ownership of facilities in question


                                  APPENDIX VII
                   NOTICES TO SWBT (OKLAHOMA) -- PAGE 2 OF 3

  18.01(a)  Notice of intent to remove facilities
  18.01(e)  Notice of intent to terminate license
  18.06     Notification of completion of removal of facilities
  20.01(c)  Notification of change of bond
  21.17     Notification of claims
  23.XX     All notifications of insurance coverage in Article 23
  24.03     Notification of assignment
  25.01     Notification of termination
  25.03     Notification of cure of breach
  27.04     Notice of elective termination
  29.03     Notification of change in notice requirements




     Other notices. The following notices may be given orally or in writing (including fax) and shall be given to SWBT's Local Service Provider Center
(LSPC) at 1-800-486-5598 instead of the ULS.


  6.05(a)   Notifications relating to electrical interference

  6.09(d)   Notifications of unsafe conditions

  6.11(a)   Notification of manhole entry

  6.13(c)   Notification of environmental contaminants

  10.02(b) Notification of materials required for self-provisioning of inner duct

  15.04     Notification of conditions requiring emergency repair


  15.06(a)  Notification of performing corrective work on emergency repair.
            (advanced notice)



                                  APPENDIX VII
                   NOTICES TO SWBT (OKLAHOMA) -- PAGE 3 OF 3

  15.06(b) Notification of performing corrective work on emergency repair. (no advanced notice)


     Additional information and questions concerning notice requirements. The ULS, as Applicant's initial point of contact, will provide additional information to Applicant concerning notification procedures for notices to be given to LSPC. Questions to SWBT concerning notice requirements should be directed to the ULS. The ULS is not authorized to provide Applicant legal advice with respect to notice requirements. Questions by Applicant's personnel and other persons acting on Applicant's behalf concerning Applicant's legal obligations should be directed to Applicant's legal counsel or such other personnel as Applicant may direct.

     Changes in notice requirements. Changes in the notice requirements set forth in this Appendix may be made by SWBT from time to time in accordance with the provisions of Section 29.03 of the Master Agreement.

                                                      Agreement No.
                                                                    ------------

                                 APPENDIX VIII
            IDENTIFICATION OF UTILITY LIAISON SUPERVISOR (OKLAHOMA)

     This Appendix is an integral part of the Master Agreement for Access to Poles, Ducts, Conduits, and Rights-of-Way to which it is attached.

     The Utility Liaison Supervisor for Oklahoma is named below. Notices to the Utility Liaison Supervisor should be addressed as follow:

     Name: Terrence Brennan
          ----------------------------------------------------------------------
     Title: Utility Liaison Supervisor
           ---------------------------------------------------------------------
     Firm: Southwestern Bell Telephone Company
           ---------------------------------------------------------------------
     Address: 5305 E. 71st, Floor 1
             -------------------------------------------------------------------
     City/State/Zip: Tulsa, Oklahoma 74136
                    ------------------------------------------------------------